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STRATEGIC PARTNERS
ANNUITY ONE(SM)
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VARIABLE ANNUITY
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PROSPECTUS: MAY 1, 2001

THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE). PRUCO LIFE IS A WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.

THE FUNDS
------------------------------------------------------------

Strategic Partners Annuity One offers a wide variety of investment choices, including 25 variable investment options that invest in mutual funds managed by these leading asset managers:

PRUDENTIAL INVESTMENTS
JENNISON ASSOCIATES
A I M CAPITAL MANAGEMENT, INC.
ALLIANCE CAPITAL MANAGEMENT, LP
DEUTSCHE ASSET MANAGEMENT INC.
DAVIS SELECTED ADVISERS L.P.
FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
INVESCO FUNDS GROUP, INC.
JANUS CAPITAL
MFS
PIMCO

You may choose between two versions of Strategic Partners Annuity One. One version, the Contract With Credit, provides for a bonus credit that we add to each purchase payment you make. If you choose this version of Annuity One, some charges and expenses may be higher than if you choose the version without the credit. Those higher charges could exceed the amount of the credit under some circumstances, particularly if you withdraw purchase payments within a few years of making those purchase payments.

PLEASE READ THIS PROSPECTUS
------------------------------------------------------------

Please read this prospectus before purchasing a Strategic Partners Annuity One variable annuity contract, and keep it for future reference. Current prospectuses for the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference as well.

TO LEARN MORE ABOUT STRATEGIC PARTNERS ANNUITY ONE
------------------------------------------------------------

To learn more about the Strategic Partners Annuity One variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 2001. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Strategic Partners Annuity One SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on Page 49 of this prospectus.

FOR A FREE COPY OF THE SAI CALL US AT:
------------------------------------------------------------

  (888) PRU-2888 or write to us at:

 Prudential Annuity Service Center
      P.O. Box 7960

      Philadelphia, PA 19101

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN STRATEGIC PARTNERS ANNUITY ONE IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

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CONTENTS
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
                                       PART I: STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS
                                       ------------------------------------------------------------

                                       SUMMARY
                                       ------------------------------------------------------------
                                                Glossary...........................................      6
                                                Summary............................................      9
                                                Summary of Contract Expenses.......................     13
                                                Expense Examples...................................     17

                                       PART II: STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS
                                       ------------------------------------------------------------

                                       SECTIONS 1-9
                                       ------------------------------------------------------------

                                           Section 1: What is the Strategic Partners Annuity One
                                             Variable Annuity?.....................................     24
                                                Short Term Cancellation Right or "Free Look".......     25

                                           Section 2: What Investment Options Can I Choose?........     26
                                                Variable Investment Options........................     26
                                                Fixed Interest Rate Options........................     27
                                                Transfers Among Options............................     28
                                                Market Timing......................................     28
                                                Other Available Features...........................     28
                                                Voting Rights......................................     29
                                                Substitution.......................................     29

                                           Section 3: What Kind of Payments Will I Receive During
                                             the Income Phase? (Annuitization).......... ..........     30
                                                Payment Provisions Without the Guaranteed Minimum
                                                  Income Benefit...................................     30
                                                    Option 1: Annuity Payments for a Fixed
                                                  Period...........................................     30
                                                    Option 2: Life Annuity with 120 Payments (10
                                                  Years) Certain...................................     30
                                                    Option 3: Interest Payment Option..............     30
                                                    Other Annuity Options..........................     30
                                                Guaranteed Minimum Income Benefit..................     31
                                                    GMIB Option 1 -- Single Life Payout Option.....     32
                                                    GMIB Option 2 -- Joint Life Payout Option......     32

                                           Section 4: What is the Death Benefit?...................     33
                                                Beneficiary........................................     33
                                                Calculation of the Death Benefit...................     33
                                                Payout Options.....................................     34
                                                Earnings Appreciator -- Supplemental Death
                                                  Benefit..........................................     34

                                           Section 5: How Can I Purchase a Strategic Partners
                                             Annuity One Contract?.................................     36
                                                Purchase Payments..................................     36
                                                Allocation of Purchase Payments....................     36
                                                Credits............................................     36
                                                Calculating Contract Value.........................     37
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
                                           Section 6: What are the Expenses Associated with the
                                             Strategic Partners Annuity One Contract?..............     38
                                                Insurance and Administrative Charge................     38
                                                Earnings Appreciator Charge........................     38
                                                Guaranteed Minimum Income Benefit Charge...........     39
                                                Annual Contract Fee................................     39
                                                Withdrawal Charge..................................     39
                                                Taxes Attributable to Premium......................     41
                                                Transfer Fee.......................................     41
                                                Company Taxes......................................     41

                                           Section 7: How Can I Access My Money?...................     42
                                                Withdrawals During the Accumulation Phase..........     42
                                                Automated Withdrawals..............................     42
                                                Suspension of Payments or Transfers................     42

                                           Section 8: What are the Tax Considerations Associated
                                             with the Strategic Partners Annuity One Contract?.....     43
                                                Contracts Owned by Individuals (Not Associated with
                                                  Tax Favored Retirement Plans)....................     43
                                                Contracts Held by Tax-Favored Plans................     45

                                           Section 9: Other Information............................     48
                                                Pruco Life Insurance Company.......................     48
                                                The Separate Account...............................     48
                                                Sale and Distribution of the Contract..............     48
                                                Assignment.........................................     49
                                                Financial Statements...............................     49
                                                Statement of Additional Information................     49
                                                Householding.......................................     49
                                                IRA Disclosure Statement...........................     50

                                           Appendix....................... ........................     54
                                                Accumulation Unit Values...........................     54
                                                Calculation of Earnings Appreciator Benefit........     59

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                                       PART III: PROSPECTUSES
                                       ------------------------------------------------------------

                                       VARIABLE INVESTMENT OPTIONS
                                       ------------------------------------------------------------

                                        THE PRUDENTIAL SERIES FUND, INC.

                                        JANUS ASPEN SERIES

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PART I SUMMARY
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STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS

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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

GLOSSARY
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WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS
POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR
TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS
OR TERMS.

ACCUMULATION PHASE

The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ADJUSTED CONTRACT VALUE

When you begin receiving income payments, the value of your contract minus (i) any charge we impose for premium taxes and (ii) if you have chosen the Contract
With Credit, any credit that has not yet vested.

ADJUSTED PURCHASE PAYMENT

Your invested purchase payment adjusted for any subsequent withdrawals. The adjusted purchase payment is used only for calculations of the Earnings
Appreciator benefit.

ANNUITANT

The person whose life determines the amount of income payments that we will pay.

ANNUITY DATE

The date when income payments are scheduled to begin.

BENEFICIARY

The person(s) or entity you have chosen to receive a death benefit.

CONTRACT DATE

The date on which we credit your initial purchase payment. We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACT OWNER, OWNER, OR YOU

The person entitled to the ownership rights under the contract.

CONTRACT VALUE

This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

CONTRACT WITH CREDIT

A version of the annuity contract that provides for a bonus credit with each purchase payment that you make, has higher withdrawal charges and a longer withdrawal charge period, and has no fixed rate investment options available.

CONTRACT WITHOUT CREDIT

A version of the annuity contract that does not provide a credit, has lower withdrawal charges and a shorter withdrawal charge period, and offers two fixed rate investment options: a one-year fixed rate option and a dollar cost averaging fixed rate option.

CREDIT

If you choose the Contract With Credit (which we previously defined), this is the bonus amount that we allocate to your account each time you make a purchase payment. The amount of the credit is a percentage of the purchase payment. The credit is subject to a vesting schedule, which means that if you withdraw all or part of a purchase payment within a certain period, or you begin the income phase or we pay a death benefit during that period, we may take back all or part of the credit. See "How Can I Purchase A Strategic Partners Annuity One
Contract" on page 36.

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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

DEATH BENEFIT

If the sole or last surviving owner dies, the beneficiary you designate will receive, at a minimum, the total amount invested, reduced by withdrawals or a potentially greater amount related to market appreciation. A guaranteed minimum death benefit is available for an additional charge.

EARNINGS APPRECIATOR

An optional feature that may be available for an additional charge that may provide a supplemental death benefit based on earnings under the contract.

FIXED INTEREST RATE OPTIONS

Under the Contract Without Credit (which we previously defined), these are investment options that offer a fixed rate of interest for either a one-year period (fixed rate option) or a selected period during which periodic transfers are made to selected variable investment options (dollar cost averaging fixed rate option). The fixed interest rate options are available only with the Contract Without Credit.

GUARANTEED MINIMUM DEATH BENEFIT

An optional feature available for an additional charge that guarantees that the death benefit that the beneficiary receives will be no less than a certain
"protected value". Depending upon the terms of your contract, the protected value for the guaranteed minimum death benefit may equal the "roll-up value," the "step-up value," or the larger of the two. We define these terms below.

GUARANTEED MINIMUM INCOME BENEFIT

An optional feature that may be available for an additional charge that guarantees that the income payments you receive during the income phase will be no less than a certain "protected value" applied to the guaranteed annuity purchase rates. Currently, the protected value for the guaranteed minimum income benefit is equal to the "roll-up value," which we define below.

INCOME OPTIONS

Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.

INCOME PHASE

The period in which you receive income payments under the contract.

INVESTED PURCHASE PAYMENTS

Your purchase payments (which we define below) less any deduction we make for any premium or other tax charge.

JOINT OWNER

The person named as the joint owner, who shares ownership rights with the owner as defined in the contract.

NET PURCHASE PAYMENTS

Your total purchase payments (which we define below) less any withdrawals you have made.

PROTECTED VALUE

If you choose a guaranteed minimum death benefit and/or guaranteed minimum income benefit, the guaranteed amount of the benefit. If both the guaranteed minimum death benefit and the guaranteed minimum income benefit are available to you and you choose both of these options, the protected value of each may be different. Depending upon the terms of your contract, the protected value of the guaranteed minimum death benefit may equal the "roll-up value," the "step-up value," or the greater of the two. The protected value of the guaranteed minimum income benefit, if available, will equal the "roll-up value."

PRUDENTIAL ANNUITY SERVICE CENTER

For general correspondence: P.O. Box 7960, Philadelphia, PA 19101. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The telephone number is
888-PRU-2888.

PURCHASE PAYMENTS

The amount of money you pay us to purchase the contract. With some restrictions, you can make additional purchase payments at any time during the accumulation phase.

ROLL-UP VALUE

The total of all invested purchase payments compounded daily at an effective annual rate of 5.0%, subject to a cap of 200% of all invested purchase payments and to certain

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GLOSSARY CONTINUED
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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

age restrictions. Both the roll-up and the cap are reduced proportionally by withdrawals. Depending upon the terms of your contract and what options you choose, we may use the roll-up value to compute the protected value of the guaranteed minimum death benefit and/or the guaranteed minimum income benefit.

SEPARATE ACCOUNT

We hold your purchase payments allocated to the variable investment options in a separate account called the Pruco Life Flexible Premium Variable Annuity
Account. The separate account is set apart from all of the general assets of Pruco Life.

STATEMENT OF ADDITIONAL INFORMATION

A document containing certain additional information about the Strategic
Partners Annuity One variable annuity. We have filed the Statement of Additional
Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional
Information, see the front cover of this prospectus.

STEP-UP VALUE

The highest value of the contract on any contract anniversary date, subject to certain age restrictions. Between anniversary dates, the step-up value is only increased by additional purchase payments and reduced proportionally by withdrawals. Depending upon the terms of your contract and what options you choose, we may use the step-up value to compute the protected value of the guaranteed minimum death benefit.

TAX DEFERRAL

This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See
"What Are the Tax Considerations Associated with the Strategic Partners Annuity
One Contract," page 43.

VARIABLE INVESTMENT OPTION

When you choose a variable investment option, we purchase shares of the mutual fund which are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life that invests in a particular mutual fund is referred to in your contract as a subaccount.

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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

Summary for Sections 1-9
--------------------------------------------------------------------------------

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN PART II OF THE PROSPECTUS.

SECTION 1
WHAT IS THE STRATEGIC PARTNERS ANNUITY ONE VARIABLE ANNUITY?

The Strategic Partners Annuity One variable annuity is a contract between you, the owner, and us, the insurance company, Pruco Life Insurance Company (Pruco
Life, we or us). The contract allows you to invest on a tax-deferred basis in one or more of 25 variable investment options. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit.

   There are two versions of the Strategic Partners Annuity One variable annuity.

Contract With Credit.  One version of the contract:

- provides for a bonus credit that we add to each purchase payment that you make,

-  has higher withdrawal charges and a longer withdrawal charge period, and

-  has no fixed rate investment options available.

   We call this version the "Contract With Credit."

Contract Without Credit.  The other version of the contract:

-  does not provide a credit,

-  has lower withdrawal charges and a shorter withdrawal charge period, and

- offers two fixed rate investment options: a one-year fixed rate option and a dollar cost averaging fixed rate option.

   We call this version the "Contract Without Credit."

   Unless we state otherwise, when we use the word contract, it applies to both versions.

   The variable investment options available under the contract offer the opportunity for a favorable return. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value.

   The fixed interest rate options available under the Contract Without Credit offer a guaranteed interest rate. While your money is allocated to one of these options, your principal amount will not decrease and we guarantee that your money will earn at least 3% interest annually. Payments you allocate to the fixed interest rate options become part of Pruco Life's general assets.

   You can invest your money in any or all of the variable investment options and (under the Contract Without Credit) the fixed interest rate options. You may make up to 12 free transfers each contract year among the variable investment options. For the Contract Without Credit, certain restrictions apply to transfers involving the fixed interest rate options.

   The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase.

- During the accumulation phase, any earnings grow on a tax-deferred basis and are generally only taxed as income when you make a withdrawal.

- The income phase starts when you begin receiving regular payments from your contract.

   The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount you will receive during the income phase. Other factors will affect the amount of your payments, such as age, gender, and the payout option you select.

   The contract offers a choice of death benefit options. A guaranteed minimum income benefit may also be available to you.

   If you change your mind about owning Strategic Partners Annuity One, you may cancel your contract within 10 days after receiving it (or whatever period is required under applicable state law). We call this the "Free Look" period.

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Summary for Sections 1-9 CONTINUED
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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

SECTION 2
WHAT INVESTMENT OPTIONS CAN I CHOOSE?

You can invest your money in any or all of the following variable investment options:

THE PRUDENTIAL SERIES FUND

   Prudential Global Portfolio

   Prudential Jennison Portfolio (domestic equity)

   Prudential Money Market Portfolio

   Prudential Stock Index Portfolio

   SP Aggressive Growth Asset Allocation Portfolio

   SP AIM Aggressive Growth Portfolio

   SP AIM Growth and Income Portfolio

   SP Alliance Large Cap Growth Portfolio

   SP Alliance Technology Portfolio

   SP Balanced Asset Allocation Portfolio

   SP Conservative Asset Allocation Portfolio

   SP Davis Value Portfolio

   SP Deutsche International Equity Portfolio

   SP Growth Asset Allocation Portfolio

   SP INVESCO Small Company Growth Portfolio

   SP Jennison International Growth Portfolio

   SP Large Cap Value Portfolio

   SP MFS Capital Opportunities Portfolio

   SP MFS Mid-Cap Growth Portfolio

   SP PIMCO High Yield Portfolio

   SP PIMCO Total Return Portfolio

   SP Prudential U.S. Emerging Growth Portfolio

   SP Small/Mid Cap Value Portfolio

   SP Strategic Partners Focused Growth Portfolio

JANUS ASPEN SERIES

   Growth Portfolio -- Service Shares

   Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the performance of the mutual fund portfolios used by the variable investment options that you choose. Performance information for the variable investment options appears in the Statement of Additional Information (SAI). Past performance is not a guarantee of future results.

   If you choose the Contract Without Credit, two guaranteed fixed interest rate options are also available:

- The one-year fixed rate option offers an interest rate that is guaranteed by us for one year and will always be at least 3% per year.

- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected period during which we make periodic transfers from this option to the variable investment options you select. We guarantee that the interest rate for the dollar cost averaging fixed rate option will always be at least 3% per year.

SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime.
Generally, once you begin receiving regular payments, you cannot change your payment plan.

   For an additional fee, you may also choose, if it is available under your contract, the guaranteed minimum income benefit. See "What Kind Of Payments Will
I Receive During the Income Phase" on page 30.

SECTION 4
WHAT IS THE DEATH BENEFIT?

If the sole owner, or last surviving of the owner and joint owner, dies before the income phase of the contract begins, the person(s) or entity that you have chosen as your beneficiary will receive, at a minimum, the greater of (i) the contract value, (ii) either the base death benefit or, for a higher insurance charge, a potentially larger guaranteed minimum death benefit. The base death benefit equals the total amount invested adjusted for withdrawals. The guaranteed minimum death benefit is equal to a "protected value" that depends upon which of the following guaranteed minimum death benefit options you choose:

- the highest value of the contract on any contract anniversary, which we call the "step-up value";

- the total amount you invest increased by a guaranteed rate of return, which we call the "roll-up value"; or

-  the greater of the step-up value or roll-up value.

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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

   Depending upon the terms of your contract, not all guaranteed death benefit options may be available. See "What is the Death Benefit" on page 33.

   For an additional fee, you may also choose, if it is available under your contract, the Earnings Appreciator supplemental death benefit.

SECTION 5
HOW CAN I PURCHASE A STRATEGIC PARTNERS ANNUITY ONE CONTRACT?

Under most circumstances, you can purchase this contract with a minimum initial purchase payment of $10,000. Generally, you can make additional purchase payments of $1,000 or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms. The
Contract With Credit provides for the allocation of a credit with each purchase payment.

SECTION 6
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE
CONTRACT?

The contract has insurance features and investment features, both of which have related cost and charges.

- Each year we may deduct a contract maintenance charge. Currently, if your contract value is $50,000 or more, we do not deduct such a charge. If your contract value is less than $50,000, we deduct a charge equal to $30 or, if your contract value is less than $1,500, equal to 2% of your contract value.

- For insurance and administrative costs, we also deduct a daily charge based on the average daily value of all assets allocated to the variable investment options, depending on the death benefit option that you choose. The daily charge is equivalent to an annual charge of:

   --  1.40% if you do not choose the guaranteed minimum death benefit,

   -- 1.60% if you choose the roll-up or step-up guaranteed minimum death benefit option, and

   -- 1.70% if you choose the guaranteed minimum death benefit option of the greater of the roll-up or step-up.

- We will deduct an additional charge if you choose the Earnings Appreciator supplemental death benefit. We deduct this charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is based on an annual rate of 0.15% of your contract value if you have also selected the guaranteed minimum death benefit option (0.20% if you have not selected the guaranteed minimum death benefit option).

- We will deduct an additional charge if you choose the guaranteed minimum income benefit. We deduct this annual charge from your contract value on the contract anniversary and upon certain other events. Currently, only the roll-up guaranteed minimum income benefit option is available. The charge for this benefit is equal to 0.25% of the roll-up value. In the future, we may also offer other options, for which different charges may apply.

- A few states and jurisdictions assess a premium tax when you begin receiving regular income payments from your annuity. In those states, we will assess the required premium tax charge, which can range up to 3.5% of your contract value.

- The mutual funds in which the variable investment options invest also incur fees and expenses. These daily charges currently range on an annual basis from 0.39% to 1.30% of a fund's average daily net assets.

- If, after making a purchase payment, you withdraw money (or you begin the income phase) less than:

   --  nine contract anniversaries later, if you purchase the Contract With
       Credit, or

   --  seven contract anniversaries later, if you purchase the Contract Without
       Credit,
    then you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-7%.

   For more information, including details about other possible charges under the contract, see "Summary of Contract Expenses" on page 13 and "What Are The
Expenses Associated With The Strategic Partners Annuity One Contract?" on page
38.
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Summary for Sections 1-9 CONTINUED
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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

SECTION 7
HOW CAN I ACCESS MY MONEY?

You may withdraw money at any time during the accumulation phase. If you do so, however, you may be subject to income tax and, if you make a withdrawal prior to age 59 1/2, an additional tax penalty as well. If you withdraw money less than nine years (for the Contract With Credit) or seven years (for the Contract
Without Credit) after making a purchase payment, we may impose a withdrawal charge. In addition, if you purchase a Contract With Credit, we may take back any credit that has not vested that corresponds to the purchase payment(s) you withdraw.

SECTION 8
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY
ONE CONTRACT?

Your earnings are generally not taxed until you withdraw them. If you take money out during the accumulation phase, the tax laws treat the withdrawal as first a withdrawal of earnings, which are taxed as ordinary income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered a return of your original investment and therefore will not be taxable as income. Generally, all amounts withdrawn from an Individual Retirement Annuity (IRA) contract
(excluding Roth IRAs) prior to age 59 1/2 are taxable and subject to the 10% penalty.

SECTION 9
OTHER INFORMATION

This contract is issued by Pruco Life, a subsidiary of the Prudential Insurance
Company of America, and sold by registered representatives.

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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

Summary of Contract Expenses
--------------------------------------------------------------------------------

THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS AND EXPENSES
YOU WILL PAY FOR STRATEGIC PARTNERS ANNUITY ONE. THIS SUMMARY INCLUDES THE 2000
EXPENSES OF THE MUTUAL FUNDS USED BY THE VARIABLE INVESTMENT OPTIONS AFTER 2000,
BUT DOES NOT INCLUDE ANY CHARGE FOR PREMIUM TAXES THAT MIGHT BE APPLICABLE IN
YOUR STATE.

The chart below summarizes maximum charges for Strategic Partners Annuity One.
For more detailed information, including additional information about current and maximum charges, see "What Are The Expenses Associated With The Strategic
Partners Annuity One Contract?" on page 38. For more detailed expense information about the mutual funds, please refer to the individual fund prospectuses, which you will find attached at the back of this prospectus.

WITHDRAWAL CHARGE (SEE NOTE 1 ON PAGE 14)
---------------------------------------------------------
         NUMBER OF CONTRACT           CONTRACT   CONTRACT
        ANNIVERSARIES SINCE             WITH     WITHOUT
          PURCHASE PAYMENT             CREDIT     CREDIT
        -------------------           --------   --------
                 0                       7%         7%
                 1                       7%         6%
                 2                       7%         5%
                 3                       6%         4%
                 4                       5%         3%
                 5                       4%         2%
                 6                       3%         1%
                 7                       2%         0%
                 8                       1%         0%
                 9                       0%         0%
                                         --         --

--------------------------------------------------------------------------------

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

                    MAXIMUM TRANSFER FEE                      ALL CONTRACTS
---------------------------------------------------------------------------
         first 12 transfers per contract year                     $   0
         each transfer after the first 12 in a contract year
           (see Note 2 below)                                     $  30

MAXIMUM ANNUAL CONTRACT FEE AND CONTRACT CHARGE UPON FULL
  WITHDRAWAL (SEE NOTE 3 BELOW)
  -------------------------------------------------------------------------
                                                                  $  60

INSURANCE AND ADMINISTRATIVE EXPENSES
  -------------------------------------------------------------------------
         AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE ALLOCATED
           TO VARIABLE INVESTMENT OPTIONS
         BASE DEATH BENEFIT:                                       1.40%
         Guaranteed Minimum Death Benefit Option--Roll-Up or
           Step-Up:                                                1.60%
         Guaranteed Minimum Death Benefit Option--Greater of
           Roll-Up and Step-Up:                                    1.70%

ANNUAL GUARANTEED MINIMUM INCOME BENEFIT CHARGE AND CHARGE
  UPON CERTAIN WITHDRAWALS (SEE NOTE 4 BELOW)
--------------------------------------------------------------------------------

                                                       0.25% of the "roll-up
                                                     value"
                                                           (SEE NOTE 4 BELOW)

ANNUAL EARNINGS APPRECIATOR CHARGE AND CHARGE
  UPON CERTAIN TRANSACTIONS (SEE NOTE 5 BELOW)
--------------------------------------------------------------------------------

                                                      0.20% of contract value
                                                      (0.15% if guaranteed
                                                      minimum death benefit
                                                      option is also selected)

NOTE 1: Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We will waive the withdrawal fee if we pay a death benefit or under certain other circumstances. See "Withdrawal Charge" on page 39.

NOTE 2: Currently we charge $25 for each transfer after the twelfth in a contract year. We can raise that charge up to a maximum of $30, as shown in the above table, but have no current intention to do so. We will not charge you for transfers made in connection with Dollar Cost Averaging and Auto-Rebalancing and do not count them toward the limit of 12 free transfers per year.

NOTE 3: As shown in the table above, we have the right to assess a fee of up to $60 annually and at the time of full withdrawal. Currently, we do not assess this fee if your contract value is at least $50,000. If your contract value is at least $1,500 but less than $50,000, we currently assess a fee of $30. If your contract value is less than $1,500, we currently assess a lower fee, equal to 2% of your contract value. Although we could raise these fees up to the maximum of $60, we have no current intention to do so.

NOTE 4: We impose this charge only if you choose the guaranteed minimum income benefit. See "Guaranteed Minimum Income Benefit," on page 31. This charge is equal to 0.25% of the "roll-up value." Subject to certain age restrictions, the roll-up value is the total of all invested purchase payments compounded daily at an effective annual rate of 5.0%, subject to a 200% cap. Both the roll-up value and the cap are reduced proportionally by withdrawals. We assess this fee annually. We also assess this fee if you make a full withdrawal, but prorate the fee to reflect a partial rather than full year. If you make a partial withdrawal, we will assess the prorated fee if the remaining contract value after the withdrawal would be less than the amount of the prorated fee; otherwise we will not assess the fee at that time. In the future, we may make other guaranteed minimum income benefit options available. Those other options may involve different fees.

NOTE 5: We impose this charge only if you choose the Earnings Appreciator supplemental death benefit. The charge for this benefit is based on an annual rate of 0.15% of your contract value if you have also selected a guaranteed minimum death benefit option (0.20% if you have not selected a guaranteed minimum death benefit option). We deduct this charge annually. We also deduct this charge if you make a full withdrawal or enter the income phase of your contract, or if a death benefit is payable, but prorate the fee to reflect a partial rather than full year. If you make a partial withdrawal, we will deduct the prorated fee if the remaining contract value after the withdrawal would be less than the amount of the prorated fee; otherwise we will not deduct the fee at that time. The fee is also calculated when you make any purchase payment or withdrawal but we do not deduct it until the next deduction date.

NOTES FOR ANNUAL MUTUAL FUND
EXPENSES
  (Appearing on Page 15)

These are the historical fund
expenses for the year ended
December 31, 2000, except as
indicated for the "SP" Portfolios
of Series Fund, where the expenses
are an estimate of the expenses for
2001. Fund expenses are not fixed
or guaranteed by the Strategic
Partners Annuity One contract and
will vary from year to year.

(1) THE PRUDENTIAL SERIES FUND:

Because this is the first full year
of operation for all "SP"
Portfolios, other expenses are
estimated based on management's
projection of non-advisory fee
expenses. Each "SP" Portfolio has
expense reimbursements in effect,
and the table shows total expenses
both with and without these expense
reimbursements. These expense
reimbursements are voluntary and
may be terminated at any time.

(2) Each Asset Allocation Portfolio
of The Prudential Series Fund
invests in a combination of
underlying portfolios of The
Prudential Series Fund. The Total
Expenses and Total Expenses After
Expense Reimbursement for each
Asset Allocation Portfolio are
calculated as a blend of the fees
of the underlying portfolios, plus
a 0.05% advisory fee payable to the
investment adviser, Prudential
Investments Fund Management LLC.

(3) JANUS ASPEN SERIES GROWTH
    PORTFOLIO -- SERVICE SHARES:

Table reflects expenses based upon
expenses for the fiscal year ended
December 31, 2000, restated to
reflect a reduction in the
management fee. All expenses are
shown without the effect of any
offset arrangements.

--------------------------------------------------------------------------------
 14

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

ANNUAL MUTUAL FUND EXPENSES (AFTER REIMBURSEMENT, IF ANY):
-----------------------------------------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             TOTAL EXPENSES AFTER
                                                            INVESTMENT         OTHER                               EXPENSE
                                                           ADVISORY FEES      EXPENSES      TOTAL EXPENSES      REIMBURSEMENT*
THE PRUDENTIAL SERIES FUND(1)
------------------------------------------------------------------------------------------------------------------------------------
         Prudential Global Portfolio                           0.75%           0.10%            0.85%               0.85%
         Prudential Jennison Portfolio                         0.60%           0.04%            0.64%               0.64%
         Prudential Money Market Portfolio                     0.40%           0.04%            0.44%               0.44%
         Prudential Stock Index Portfolio                      0.35%           0.04%            0.39%               0.39%
         SP Aggressive Growth Asset Allocation
           Portfolio(2)                                        0.84%           0.40%            1.24%               1.04%
         SP AIM Aggressive Growth Portfolio                    0.95%           1.29%            2.24%               1.07%
         SP AIM Growth and Income Portfolio                    0.85%           0.87%            1.72%               1.00%
         SP Alliance Large Cap Growth Portfolio                0.90%           0.37%            1.27%               1.10%
         SP Alliance Technology Portfolio                      1.15%           0.65%            1.80%               1.30%
         SP Balanced Asset Allocation Portfolio(2)             0.75%           0.33%            1.08%               0.92%
         SP Conservative Asset Allocation Portfolio(2)         0.71%           0.30%            1.01%               0.87%
         SP Davis Value Portfolio                              0.75%           0.18%            0.93%               0.83%
         SP Deutsche International Equity Portfolio            0.90%           0.72%            1.62%               1.10%
         SP Growth Asset Allocation Portfolio(2)               0.80%           0.35%            1.15%               0.97%
         SP INVESCO Small Company Growth Portfolio             0.95%           1.08%            2.03%               1.15%
         SP Jennison International Growth Portfolio            0.85%           0.45%            1.30%               1.24%
         SP Large Cap Value Portfolio                          0.80%           1.00%            1.80%               0.90%
         SP MFS Capital Opportunities Portfolio                0.75%           0.96%            1.71%               1.00%
         SP MFS Mid Cap Growth Portfolio                       0.80%           0.63%            1.43%               1.00%
         SP PIMCO High Yield Portfolio                         0.60%           0.44%            1.04%               0.82%
         SP PIMCO Total Return Portfolio                       0.60%           0.26%            0.86%               0.76%
         SP Prudential U.S. Emerging Growth Portfolio          0.60%           0.47%            1.07%               0.90%
         SP Small/Mid Cap Value Portfolio                      0.90%           0.51%            1.41%               1.05%
         SP Strategic Partners Focused Growth Portfolio        0.90%           0.85%            1.75%               1.01%

                                                              INVESTMENT
                                                              ADVISORY           12b-1           OTHER
                                                                FEES             FEE(2)        EXPENSES         TOTAL EXPENSES
JANUS ASPEN SERIES(3)
------------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares                         0.65%           0.25%            0.02%               0.92%

* Reflects fee waivers and reimbursement of expenses, if any. See notes on page 14.

The "Expense Examples" on the following pages are calculated using the figures in the "Total Actual Expenses After Expense Reimbursement" column in the above table.

--------------------------------------------------------------------------------

                       This page intentionally left blank

--------------------------------------------------------------------------------
 16

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

Expense Examples
--------------------------------------------------------------------------------

THESE EXAMPLES WILL HELP YOU COMPARE THE FEES AND EXPENSES OF THE DIFFERENT VARIABLE INVESTMENT OPTIONS OFFERED BY STRATEGIC PARTNERS ANNUITY ONE. YOU CAN ALSO USE THE EXAMPLES TO COMPARE THE COST OF STRATEGIC PARTNERS ANNUITY ONE WITH OTHER VARIABLE ANNUITY CONTRACTS.

EXAMPLE 1a: CONTRACT WITHOUT CREDIT: BASE DEATH BENEFIT, AND YOU WITHDRAW ALL YOUR ASSETS

This example assumes that:

-  You invest $10,000 in the Contract Without Credit;

- You do not choose a Guaranteed Minimum Death Benefit Option or Guaranteed Minimum Income Benefit Option;

- You allocate all of your assets to only one of the variable investment options;

-  The investment has a 5% return each year;

-  The mutual fund's operating expenses remain the same each year; and

-  You withdraw all your assets at the end of the indicated period.

EXAMPLE 1b: CONTRACT WITHOUT CREDIT: BASE DEATH BENEFIT, AND YOU DO NOT WITHDRAW YOUR ASSETS

This example makes exactly the same assumptions as Example 1a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXAMPLE 2a: CONTRACT WITHOUT CREDIT: GREATER OF ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION; GUARANTEED MINIMUM INCOME BENEFIT; EARNINGS APPRECIATOR; AND YOU WITHDRAW ALL YOUR ASSETS

This example assumes that:

-  You invest $10,000 in the Contract Without Credit;

- You choose Guaranteed Minimum Death Benefit Option that provides the greater of the step-up or roll-up death benefit;

-  You choose the Guaranteed Minimum Income Benefit Option;

-  You choose the Earnings Appreciator;

- You allocate all of your assets to only one of the variable investment options;

-  The investment has a 5% return each year;

-  The mutual fund's operating expenses remain the same each year; and

-  You withdraw all your assets at the end of the indicated period.

--------------------------------------------------------------------------------

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

Example 2b: Contract Without Credit: Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit Option; Guaranteed Minimum Income Benefit; Earnings Appreciator; and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

Example 3a: Contract With Credit: Base Death Benefit, and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the Contract With Credit.

Example 3b: Contract With Credit: Base Death Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 1b except that it assumes that you invest in the Contract With Credit

Example 4a: Contract With Credit: Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit Option; Guaranteed Minimum Income Benefit; Earnings Appreciator and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you invest in the Contract With Credit;

Example 4b: Contract With Credit: Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit Option; Guaranteed Minimum Income Benefit; Earnings Appreciator and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2b except that it assumes that you invest in the Contract With Credit.

Your actual costs may be higher or lower, but examples of what your costs would be based on these assumptions appear on the following page.

NOTES FOR EXPENSE EXAMPLES:

These examples do not show past or
future expenses. Actual expenses
may be higher or lower.

These examples assume that the
current expense reimbursements
remain in effect during the life of
the contract. If the expense
reimbursements terminated, expenses
could increase.

The values shown in the 10 year
column are the same for Example 1a
and Example 1b, the same for
Example 2a and 2b, the same for
Example 3a and 3b, and the same for
Example 4a and 4b. This is because
if 10 years have elapsed since your
last purchase payment, we would no
longer deduct withdrawal charges
when you make a withdrawal or begin
the income phase of your contract.

If your contract value is less than
$50,000 on your contract
anniversary (or upon a full
withdrawal), we deduct $30 or, if
your contract value is less than
$1,500, a lower amount equal to 2%
of your contract value. The
examples use an average annual
contract fee, which we calculated
based on our estimate of the total
contract fees we expect to collect
in the initial year of this
contract. Based on these estimates,
the annual contract fee is included
as an annual charge of 0.05% of
contract value.

Your actual fees will vary based on
the amount of your contract and
your specific allocation among the
investment options.

A table of accumulation unit values
of interests in each variable
investment option appears in the
Appendix.

The examples do not reflect premium
taxes. We may apply a charge for
premium taxes depending on what
state you live in.

--------------------------------------------------------------------------------
 18

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

CONTRACT WITHOUT CREDIT:
BASE DEATH BENEFIT; NO GUARANTEED MINIMUM INCOME BENEFIT
-----------------------------------------------------------------------------------------------------------------------

                                                                                          EXAMPLE 1b:
                                                          EXAMPLE 1a:                     IF YOU DO NOT WITHDRAW YOUR
                                                          IF YOU WITHDRAW YOUR ASSETS     ASSETS
                                                          -------------------------------------------------------------
                                                          1 YR   3 YRS   5 YRS   10 YRS   1 YR   3 YRS   5 YRS   10 YRS
THE PRUDENTIAL SERIES FUND
-----------------------------------------------------------------------------------------------------------------------
         Prudential Global Portfolio                      $863   $1168   $1500   $2636    $233   $718    $1230   $2636
         Prudential Jennison Portfolio                    $842   $1105   $1394   $2421    $212   $655    $1214   $2421
         Prudential Money Market Portfolio                $822   $1044   $1291   $2212    $192   $594    $1021   $2212
         Prudential Stock Index Portfolio                 $817   $1029   $1265   $2159    $187   $579     $995   $2159
         SP Aggressive Growth Asset Allocation Portfolio  $882   $1226   $1596   $2826    $252   $776    $1326   $2826
         SP AIM Aggressive Growth Portfolio               $885   $1235   $1610   $2856    $255   $785    $1340   $2856
         SP AIM Growth and Income Portfolio               $878   $1214   $1576   $2786    $248   $764    $1306   $2786
         SP Alliance Large Cap Growth Portfolio           $888   $1243   $1625   $2885    $258   $793    $1355   $2885
         SP Alliance Technology Portfolio                 $908   $1303   $1724   $3080    $278   $853    $1454   $3080
         SP Balanced Asset Allocation Portfolio           $870   $1189   $1535   $2706    $240   $739    $1265   $2706
         SP Conservative Asset Allocation Portfolio       $865   $1174   $1510   $2656    $235   $724    $1240   $2656
         SP Davis Value Portfolio                         $861   $1162   $1490   $2615    $231   $712    $1220   $2615
         SP Deutsche International Equity Portfolio       $888   $1243   $1625   $2885    $258   $793    $1355   $2885
         SP Growth Asset Allocation Portfolio             $875   $1205   $1561   $2756    $245   $755    $1291   $2756
         SP INVESCO Small Company Growth Portfolio        $893   $1258   $1650   $2934    $263   $808    $1380   $2934
         SP Jennison International Growth Portfolio       $902   $1285   $1695   $3022    $272   $835    $1425   $3022
         SP Large Cap Value Portfolio                     $868   $1183   $1525   $2686    $238   $733    $1255   $2686
         SP MFS Capital Opportunities Portfolio           $878   $1214   $1576   $2786    $248   $764    $1306   $2786
         SP MFS Mid-Cap Growth Portfolio                  $878   $1214   $1576   $2786    $248   $764    $1306   $2786
         SP PIMCO High Yield Portfolio                    $860   $1159   $1485   $2605    $230   $709    $1215   $2605
         SP PIMCO Total Return Portfolio                  $854   $1141   $1455   $2544    $224   $691    $1185   $2544
         SP Prudential U.S. Emerging Growth Portfolio     $868   $1183   $1525   $2686    $238   $733    $1255   $2686
         SP Small/Mid Cap Value Portfolio                 $883   $1229   $1601   $2836    $253   $779    $1331   $2836
         SP Strategic Partners Focused Growth Portfolio   $879   $1217   $1581   $2796    $249   $767    $1311   $2796
JANUS ASPEN SERIES
----------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares                 $870   $1189   $1535   $2706    $240   $739    $1265   $2706

These examples do not show past or future expenses. Actual expenses may be higher or lower.

--------------------------------------------------------------------------------

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

CONTRACT WITHOUT CREDIT: GREATER OF ROLL-UP OR STEP-UP GUARANTEED MINIMUM
DEATH BENEFIT OPTION; GUARANTEED MINIMUM INCOME BENEFIT; EARNINGS
APPRECIATOR
------------------------------------------------------------------------------------------------------------------------------

                                                         EXAMPLE 2a:                     EXAMPLE 2b:
                                                         IF YOU WITHDRAW YOUR ASSETS     IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                         ---------------------------------------------------------------------
                                                         1 YR   3 YRS   5 YRS   10 YRS    1 YR     3 YRS     5 YRS     10 YRS
THE PRUDENTIAL SERIES FUND
------------------------------------------------------------------------------------------------------------------------------
         Prudential Global Portfolio                     $918   $1333   $1774   $3176     $288      $883     $1504      $3176
         Prudential Jennison Portfolio                   $897   $1270   $1670   $2973     $267      $820     $1400      $2973
         Prudential Money Market Portfolio               $877   $1211   $1571   $2776     $247      $761     $1301      $2776
         Prudential Stock Index Portfolio                $872   $1195   $1545   $2726     $242      $745     $1275      $2726
         SP Aggressive Growth Asset Allocation
           Portfolio                                     $937   $1389   $1866   $3355     $307      $939     $1596      $3355
         SP AIM Aggressive Growth Portfolio              $940   $1398   $1881   $3383     $310      $948     $1611      $3383
         SP AIM Growth and Income Portfolio              $933   $1377   $1847   $3318     $303      $927     $1577      $3318
         SP Alliance Large Cap Growth Portfolio          $943   $1407   $1895   $3411     $313      $957     $1625      $3411
         SP Alliance Technology Portfolio                $963   $1465   $1992   $3595     $333     $1015     $1722      $3595
         SP Balanced Asset Allocation Portfolio          $925   $1354   $1808   $3242     $295      $904     $1538      $3242
         SP Conservative Asset Allocation Portfolio      $920   $1339   $1783   $3195     $290      $889     $1513      $3195
         SP Davis Value Portfolio                        $916   $1327   $1764   $3157     $286      $877     $1494      $3157
         SP Deutsche International Equity Portfolio      $943   $1407   $1895   $3411     $313      $957     $1625      $3411
         SP Growth Asset Allocation Portfolio            $930   $1368   $1832   $3290     $300      $918     $1562      $3290
         SP INVESCO Small Company Growth Portfolio       $948   $1421   $1919   $3457     $318      $971     $1649      $3457
         SP Jennison International Growth Portfolio      $957   $1448   $1963   $3540     $327      $998     $1693      $3540
         SP Large Cap Value Portfolio                    $923   $1348   $1798   $3223     $293      $898     $1528      $3223
         SP MFS Capital Opportunities Portfolio          $933   $1377   $1847   $3318     $303      $927     $1577      $3318
         SP MFS Mid-Cap Growth Portfolio                 $933   $1377   $1847   $3318     $303      $927     $1577      $3318
         SP PIMCO High Yield Portfolio                   $915   $1324   $1759   $3147     $285      $874     $1489      $3147
         SP PIMCO Total Return Portfolio                 $909   $1306   $1729   $3090     $279      $856     $1459      $3090
         SP Prudential U.S. Emerging Growth Portfolio    $923   $1348   $1798   $3223     $293      $898     $1528      $3223
         SP Small/Mid Cap Value Portfolio                $938   $1392   $1871   $3365     $308      $942     $1601      $3365
         SP Strategic Partners Focused Growth Portfolio  $934   $1380   $1852   $3327     $304      $930     $1582      $3327
JANUS ASPEN SERIES
------------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares                $925   $1354   $1808   $3242     $295      $904     $1538      $3242

These examples do not show past or future expenses. Actual expenses may be higher or lower.

--------------------------------------------------------------------------------
 20

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

CONTRACT WITH CREDIT:
BASE DEATH BENEFIT; NO GUARANTEED MINIMUM INCOME BENEFIT
-----------------------------------------------------------------------------------------------------------------------

                                                                                          EXAMPLE 3b:
                                                         EXAMPLE 3a:                      IF YOU DO NOT WITHDRAW YOUR
                                                         IF YOU WITHDRAW YOUR ASSETS      ASSETS
                                                         --------------------------------------------------------------
                                                         1 YR    3 YRS   5 YRS   10 YRS   1 YR   3 YRS   5 YRS   10 YRS
THE PRUDENTIAL SERIES FUND
-----------------------------------------------------------------------------------------------------------------------
         Prudential Global Portfolio                     $1272   $1703   $1977   $2741    $242   $747    $1279   $2741
         Prudential Jennison Portfolio                   $1251   $1637   $1867   $2518    $221   $681    $1169   $2518
         Prudential Money Market Portfolio               $1230   $1573   $1760   $2300    $200   $618    $1062   $2300
         Prudential Stock Index Portfolio                $1224   $1557   $1733   $2245    $194   $602    $1035   $2245
         SP Aggressive Growth Asset Allocation
           Portfolio                                     $1292   $1762   $2077   $2939    $262   $807    $1379   $2939
         SP AIM Aggressive Growth Portfolio              $1295   $1771   $2092   $2970    $265   $816    $1394   $2970
         SP AIM Growth and Income Portfolio              $1288   $1750   $2056   $2898    $258   $794    $1358   $2898
         SP Alliance Large Cap Growth Portfolio          $1298   $1781   $2108   $3001    $268   $825    $1410   $3001
         SP Alliance Technology Portfolio                $1319   $1843   $2211   $3203    $289   $887    $1513   $3203
         SP Balanced Asset Allocation Portfolio          $1280   $1725   $2014   $2814    $250   $769    $1316   $2814
         SP Conservative Asset Allocation Portfolio      $1275   $1709   $1988   $2762    $245   $753    $1290   $2762
         SP Davis Value Portfolio                        $1270   $1696   $1967   $2720    $240   $741    $1269   $2720
         SP Deutsche International Equity Portfolio      $1298   $1781   $2108   $3001    $268   $825    $1410   $3001
         SP Growth Asset Allocation Portfolio            $1285   $1740   $2040   $2867    $255   $785    $1342   $2867
         SP INVESCO Small Company Growth Portfolio       $1304   $1796   $2133   $3052    $274   $841    $1435   $3052
         SP Jennison International Growth Portfolio      $1313   $1824   $2180   $3143    $283   $869    $1482   $3143
         SP Large Cap Value Portfolio                    $1278   $1718   $2004   $2794    $248   $763    $1306   $2794
         SP MFS Capital Opportunities Portfolio          $1288   $1750   $2056   $2898    $258   $794    $1358   $2898
         SP MFS Mid-Cap Growth Portfolio                 $1288   $1750   $2056   $2898    $258   $794    $1358   $2898
         SP PIMCO High Yield Portfolio                   $1269   $1693   $1962   $2709    $239   $738    $1264   $2709
         SP PIMCO Total Return Portfolio                 $1263   $1674   $1930   $2646    $233   $719    $1232   $2646
         SP Prudential U.S. Emerging Growth Portfolio    $1278   $1718   $2004   $2794    $248   $763    $1306   $2794
         SP Small/Mid Cap Value Portfolio                $1293   $1765   $2082   $2949    $263   $810    $1384   $2949
         SP Strategic Partners Focused Growth Portfolio  $1289   $1753   $2061   $2908    $259   $797    $1363   $2908
JANUS ASPEN SERIES
-----------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares                $1280   $1725   $2014   $2814    $250   $769    $1316   $2814

These examples do not show past or future expenses. Actual expenses may be higher or lower.

--------------------------------------------------------------------------------

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

CONTRACT WITH CREDIT: GREATER OF ROLL-UP OR STEP-UP GUARANTEED MINIMUM
DEATH BENEFIT OPTION; GUARANTEED MINIMUM INCOME BENEFIT; EARNINGS
APPRECIATOR
----------------------------------------------------------------------------------------------------------------------

                                                        EXAMPLE 4a:                      EXAMPLE 4b:
                                                        IF YOU WITHDRAW YOUR ASSETS      IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                        ----------------------------------------------------------------------
                                                        1 YR    3 YRS   5 YRS   10 YRS    1 YR     3 YRS     5 YRS     10 YRS
THE PRUDENTIAL SERIES FUND
------------------------------------------------------------------------------------------------------------------------------
         Prudential Global Portfolio                    $1330   $1874   $2262   $3303     $300      $918     $1564      $3303
         Prudential Jennison Portfolio                  $1308   $1809   $2154   $3092     $278      $853     $1456      $3092
         Prudential Money Market Portfolio              $1287   $1747   $2051   $2887     $257      $791     $1353      $2887
         Prudential Stock Index Portfolio               $1282   $1731   $2024   $2835     $252      $775     $1326      $2835
         SP Aggressive Growth Asset Allocation
           Portfolio                                    $1349   $1932   $2358   $3489     $319      $977     $1660      $3489
         SP AIM Aggressive Growth Portfolio             $1352   $1941   $2373   $3518     $322      $986     $1675      $3518
         SP AIM Growth and Income Portfolio             $1345   $1920   $2338   $3450     $315      $964     $1640      $3450
         SP Alliance Large Cap Growth Portfolio         $1355   $1951   $2388   $3547     $325      $995     $1690      $3547
         SP Alliance Technology Portfolio               $1376   $2012   $2488   $3738     $346     $1056     $1790      $3738
         SP Balanced Asset Allocation Portfolio         $1337   $1895   $2297   $3372     $307      $940     $1599      $3372
         SP Conservative Asset Allocation Portfolio     $1332   $1880   $2272   $3323     $302      $924     $1574      $3323
         SP Davis Value Portfolio                       $1328   $1868   $2252   $3283     $298      $912     $1554      $3283
         SP Deutsche International Equity Portfolio     $1355   $1951   $2388   $3547     $340     $1038     $1761      $3682
         SP Growth Asset Allocation Portfolio           $1342   $1911   $2323   $3421     $312      $955     $1625      $3421
         SP INVESCO Small Company Growth Portfolio      $1361   $1966   $2413   $3596     $331     $1010     $1715      $3596
         SP Jennison International Growth Portfolio     $1370   $1993   $2459   $3682     $340     $1038     $1761      $3682
         SP Large Cap Value Portfolio                   $1335   $1889   $2287   $3352     $305      $934     $1589      $3352
         SP MFS Capital Opportunities Portfolio         $1345   $1920   $2338   $3450     $315      $964     $1640      $3450
         SP MFS Mid-Cap Growth Portfolio                $1345   $1920   $2338   $3450     $315      $964     $1640      $3450
         SP PIMCO High Yield Portfolio                  $1326   $1865   $2246   $3273     $296      $909     $1548      $3273
         SP PIMCO Total Return Portfolio                $1320   $1846   $2216   $3213     $290      $890     $1518      $3213
         SP Prudential U.S. Emerging Growth Portfolio   $1335   $1889   $2287   $3352     $305      $934     $1589      $3352
         SP Small/Mid Cap Value Portfolio               $1350   $1935   $2363   $3499     $320      $980     $1665      $3499
         SP Strategic Partners Focused Growth
           Portfolio                                    $1346   $1923   $2343   $3460     $316      $967     $1645      $3460
JANUS ASPEN SERIES
------------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares               $1337   $1895   $2297   $3372     $307      $940     $1599      $3372

These examples do not show past or future expenses. Actual expenses may be higher or lower.

--------------------------------------------------------------------------------
 22

PART II SECTIONS 1-9
--------------------------------------------------------------------------------
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        1:
WHAT IS THE STRATEGIC PARTNERS ANNUITY ONE

        VARIABLE ANNUITY?
--------------------------------------------------------------------------------

THE STRATEGIC PARTNERS ANNUITY ONE VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU, THE OWNER, AND US, PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE, WE OR US).

Under our contract, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time on or after the third contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

   This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract. (If you hold the annuity contract in a tax-favored plan such as an IRA, that plan generally provides tax deferral even without investing in an annuity contact.)

   There are two versions of Strategic Partners Annuity One.

Contract With Credit. One version of the contract:

- provides for a bonus credit that we add to each purchase payment that you make and that vests over time,

-  has higher withdrawal charges and a longer withdrawal charge period, and

-  has no fixed rate investment options available.

   We call this version the "Contract With Credit."

Contract Without Credit. The other version of the contract:

-  does not provide a credit,

-  has lower withdrawal charges and a shorter withdrawal charge period, and

- offers two fixed rate investment options: a one-year fixed rate option and a dollar cost averaging fixed rate option.

   We call this version the "Contract Without Credit."

   Unless we state otherwise, when we use the word contract, it applies to both versions.

   You may prefer the Contract With Credit if:

- You anticipate that you will not need to withdraw purchase payments any earlier than four to seven years after making them, AND

- You do not wish to allocate purchase payments to the fixed interest rate options.

   If you wish to have the option of allocating part of your contract value to the fixed interest rate options, you may prefer the Contract Without Credit.

   Because of the higher withdrawal charges, if you choose the Contract With Credit and you withdraw a purchase payment earlier than four to seven contract anniversaries after making that purchase payment, depending upon the performance of the investment options you choose, you may be worse off than if you had chosen the Contract Without Credit. We do not recommend purchase of either version of Strategic Partners Annuity One if you anticipate having to withdraw a significant amount of your purchase payments within a few years of making those purchase payments.

   Strategic Partners Annuity One is a variable annuity contract. This means that during the accumulation phase, you can allocate your assets among 25 variable investment options and, if you choose the Contract Without Credit, two guaranteed fixed interest rate options as well. If you select variable investment options, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the mutual funds associated with those variable investment options. Because the mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the
--------------------------------------------------------------------------------
 24
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--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

value of your contract at the time you begin receiving payments.

   As mentioned above, if you choose the Contract Without Credit, two guaranteed fixed interest rate options are available:

- The one-year fixed rate option offers an interest rate that is guaranteed by us for one year and will always be at least 3% per year.

- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected period during which periodic transfers are made to selected variable investment options.

   As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to determine how much and how long the annuity payments will continue once the annuity phase begins. On and after the annuity date, the annuitant is the owner and may not be changed.

   The beneficiary is the person(s) or entity you designate to receive any death benefit. You may change the beneficiary any time prior to the annuity date by making a written request to us. Your request becomes effective when we approve it. The beneficiary becomes the owner when a death benefit is payable.

SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"

If you change your mind about owning Strategic Partners Annuity One, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable state law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive, depending on applicable state law:

-  Your full purchase payment; or

- The amount your contract is worth as of the day we receive your request. This amount may be more or less than your original payment. If you have purchased the Contract With Credit, we will deduct any credit we had added to your contract value.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        2:
WHAT INVESTMENT OPTIONS

        CAN I CHOOSE?
--------------------------------------------------------------------------------

THE CONTRACT GIVES YOU THE CHOICE OF ALLOCATING YOUR PURCHASE PAYMENTS TO ANY ONE OR MORE OF 25 VARIABLE INVESTMENT OPTIONS.

The 25 variable investment options invest in mutual funds managed by leading investment advisers. Separate prospectuses for these funds are attached to this prospectus. You should read a mutual fund's prospectus before you decide to allocate your assets to the variable investment option using that fund.

VARIABLE INVESTMENT OPTIONS

Listed below are the mutual funds in which the variable investment options invest. Each variable investment option has a separate investment objective.

THE PRUDENTIAL SERIES FUND

-  Prudential Global Portfolio

-  Prudential Jennison Portfolio (domestic equity)

-  Prudential Money Market Portfolio

-  Prudential Stock Index Portfolio

-  SP Aggressive Growth Asset Allocation Portfolio

-  SP AIM Aggressive Growth Portfolio

-  SP AIM Growth and Income Portfolio

-  SP Alliance Large Cap Growth Portfolio

-  SP Alliance Technology Portfolio

-  SP Balanced Asset Allocation Portfolio

-  SP Conservative Asset Allocation Portfolio

-  SP Davis Value Portfolio

-  SP Deutsche International Equity Portfolio

-  SP Growth Asset Allocation Portfolio

-  SP INVESCO Small Company Growth Portfolio

-  SP Jennison International Growth Portfolio

-  SP Large Cap Value Portfolio

-  SP MFS Capital Opportunities Portfolio

-  SP MFS Mid-Cap Growth Portfolio

-  SP PIMCO High Yield Portfolio

-  SP PIMCO Total Return Portfolio

-  SP Prudential U.S. Emerging Growth Portfolio

-  SP Small/Mid Cap Value Portfolio

-  SP Strategic Partners Focused Growth Portfolio

The Prudential Global Portfolio, Prudential Jennison Portfolio, Prudential Money Market Portfolio, and Prudential Stock Index Portfolio, and each "SP" Portfolio of the Prudential Series Fund, are managed by a subsidiary of Prudential called Prudential Investments Fund Management LLC (PIFM). In addition, the portfolios listed below also have subadvisers, which are listed below and which have day-to-day responsibility for managing the portfolio, subject to the oversight of PIFM.

    Prudential Money Market Portfolio and Prudential Stock Index Portfolio:
    Prudential Investment Management, Inc.

    Prudential Global Portfolio, Prudential Jennison Portfolio, SP Jennison International Growth Portfolio, and SP Prudential U.S. Emerging Growth
    Portfolio: Jennison Associates LLC

    SP Strategic Partners Focused Growth Portfolio: Jennison Associates LLC and Alliance Capital Management L.P.

    SP AIM Aggressive Growth Portfolio and SP AIM Growth and Income
    Portfolio: A I M Capital Management, Inc.

    SP Alliance Large Cap Growth Portfolio and SP Alliance Technology
    Portfolio: Alliance Capital Management L.P.

    SP Davis Value Portfolio: Davis Selected Advisers, L.P.

    SP Deutsche International Equity Portfolio: Deutsche Asset Management Inc., a wholly-owned subsidiary of Deutsche Bank AG

    SP INVESCO Small Company Growth Portfolio: INVESCO Funds Group, Inc.

    SP Large Cap Value Portfolio and SP Small/Mid Cap Value Portfolio:
    Fidelity Management and Research Company

    SP MFS Capital Opportunities Portfolio and SP MFS Mid-Cap Growth
    Portfolio: Massachusetts Financial Services Company

    SP PIMCO High Yield Portfolio and SP PIMCO Total Return Portfolio:
    Pacific Investment Management Company

JANUS ASPEN SERIES

-  Growth Portfolio--Service Shares

Janus Capital Corporation serves as investment adviser to the Growth Portfolio--Service Shares of Janus Aspen Series.
--------------------------------------------------------------------------------
 26

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

FIXED INTEREST RATE OPTIONS

If you choose the Contract Without Credit, we offer two fixed interest rate options:

-  a one-year fixed rate option, and

-  a dollar cost averaging fixed rate option ("DCA Fixed Rate Option").

   We set a one year guaranteed annual interest rate that is always available for the one-year fixed rate option. For the DCA Fixed Rate Option, the interest rate is guaranteed for the applicable period of time for which transfers are made. Neither fixed interest rate option is available if you choose the Contract With Credit.

   When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest rate option. (You may not transfer amounts from other investment options into the DCA Fixed Rate Option.) You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time, the minimum rate will never be less than 3%.

   With the Contract Without Credit, you may allocate all or part of any purchase payment to the DCA Fixed Rate Option. Under this option, you automatically transfer amounts over a stated period (currently, six or twelve months) from the DCA Fixed Rate Option to the variable investment options you select. We will invest the assets you allocate to the DCA Fixed Rate Option in our general account until they are transferred. You may not transfer from other investment options to the DCA Fixed Rate Option.

   If you choose to allocate all or part of a purchase payment to the DCA Fixed Rate Option, the minimum amount of the purchase payment you may allocate is $5,000. Purchase payments of less than $5,000 may not be allocated to the DCA Fixed Rate Option. The first periodic transfer will occur on the date you allocate your purchase payment to the DCA Fixed Rate Option. Subsequent transfers will occur on the monthly anniversary of the first transfer. Currently, you may choose to have the purchase payments allocated to the DCA Fixed Rate Option transferred to the selected variable investment options in either six or twelve monthly installments, and you may not change that number of monthly installments after you have chosen the DCA Fixed Rate Option. You may allocate to both the six-month and twelve-month options, but the minimum amount of a purchase payment that may be allocated to one or the other is $5,000. (In the future, we may make available other numbers of transfers and other transfer schedules--for example, quarterly as well as monthly.) If you choose a six-payment transfer schedule, each transfer generally will equal 1/6th of the amount you allocated to the DCA Fixed Rate Option, and if you choose a twelve-payment transfer schedule, each transfer generally will equal 1/12th of the amount you allocated to the DCA Fixed Rate Option. In either case, the final transfer amount generally will also include the credited interest. You may change at any time the variable investment options into which the DCA Fixed Rate Option assets are transferred. Transfers from the DCA Fixed Rate Option do not count toward the maximum number of free transfers allowed under the contract.

   If you make a withdrawal or have a fee assessed from your contract, and all or part of that withdrawal or fee comes out of the DCA Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. If a withdrawal or fee assessment reduces the monthly transfer amount below $100, we will transfer the remaining balance in the DCA Fixed Rate Option on the next scheduled transfer date.

   By investing amounts on a regular basis instead of investing the total amount at one time, the DCA Fixed Rate Option may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.
--------------------------------------------------------------------------------
                                                                              27
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        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

TRANSFERS AMONG OPTIONS

You can transfer money among the variable investment options and, if you have chosen the Contract Without Credit, the fixed interest rate options as well. You may make your transfer request by telephone, electronically, or otherwise in paper form to the Prudential Annuity Service Center (electronic transfer capability will become available during 2001). You may make up to two telephone and electronic transfer requests per month. You must make any additional transfer requests during that month in writing with an original signature. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the business day on which we receive it. Our business day generally closes at 4:00 p.m. Eastern time, and requests received after that time will take effect at the end of the next business day.

   YOU CAN MAKE TRANSFERS OUT OF A FIXED INTEREST-RATE OPTION, OTHER THAN THE DCA OPTION, ONLY DURING THE 30-DAY PERIOD FOLLOWING THE END OF THE ONE YEAR INTEREST RATE PERIOD. TRANSFERS FROM THE DCA OPTION ARE MADE ON A PERIODIC BASIS FOR THE PERIOD THAT YOU SELECT.

   During the contract accumulation phase, you can make up to 12 transfers each contract year without charge. We will charge you up to $30 for each transfer after the twelfth in a contract year. Currently that charge is $25 for each additional transfer. (Dollar Cost Averaging and Auto-Rebalancing transfers are always free, and do not count toward the 12 free transfers per year.)

MARKET TIMING

The contract was not designed for market timing or for persons that make programmed, large, or frequent transfers. Because market timing and similar trading practices generally are disruptive to the separate account and the underlying mutual funds, we monitor contract transactions in an effort to identify such trading practices. If we detect those practices, we reserve the right to reject a proposed transaction and to modify the contract's transfer procedures. For example, we may decide not to accept the transfer requests of an agent acting under a power of attorney on behalf of more than one contractholder.

OTHER AVAILABLE FEATURES

DOLLAR COST AVERAGING

The dollar cost averaging (DCA) feature (which is distinct from the DCA Fixed Rate Option) allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option and into one or more other variable investment options. You can have these automatic transfers occur monthly, quarterly, semiannually or annually. By investing amounts on a regular basis instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

   Each dollar cost averaging transfer must be at least $100. Transfers will be made automatically on the schedule you choose until the entire amount you chose to have transferred has been transferred or until you tell us to discontinue the transfers. If the remaining amount to be transferred drops below $100, the entire remaining balance will be transferred on the next transfer date. You can allocate additional amounts to be transferred at any time.

   Your transfers will occur on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

   Any dollar cost averaging transfers you make do not count toward the 12 free transfers you are allowed each contract year. The dollar cost averaging feature is available only during the contract accumulation phase.

ASSET ALLOCATION PROGRAM

We recognize the value of having advice when deciding how to allocate your purchase payments among the
--------------------------------------------------------------------------------
 28
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--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

investment options. If you choose to participate in the Asset Allocation Program, your representative will give you a questionnaire to complete that will help determine a program that is appropriate for you. We will prepare your asset allocation based on your answers to the questionnaire. We will not charge you for this service and you are not obligated to participate or to invest according to program recommendations.

AUTO-REBALANCING

Once you have allocated your money among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation or to change allocations by selecting the Auto-Rebalancing feature. If you also participate in the DCA feature, then the variable investment option from which you make the DCA transfers will not be rebalanced.

   You may choose to have your rebalancing occur monthly, quarterly, semiannually, or annually. The rebalancing will occur on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

   Any transfers that occur as a result of the Auto-Rebalancing feature do not count toward the 12 free transfers you are allowed per year. The auto-rebalancing feature is available only during the contract accumulation phase. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.

VOTING RIGHTS

We are the legal owner of the shares of the mutual funds available as variable investment options. However, we currently vote the shares of the mutual funds according to voting instructions we receive from contract owners. When a vote is required, we will mail you a form that you can complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive instructions, and any other shares that we own, in the same proportion as shares for which we do receive instructions from contract owners. We may change the way your voting instructions are calculated if federal or state law requires or permits it.

SUBSTITUTION

We may substitute one or more of the mutual funds used by the variable investment options. We would not do this without the approval of the Securities and Exchange Commission and applicable state insurance departments. We would give you specific notice in advance of any substitution we intended to make. We may also stop allowing investments in existing funds.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        3:

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE

        INCOME PHASE? (ANNUITIZATION)
--------------------------------------------------------------------------------

We can begin making annuity payments any time after the third contract anniversary (or as required by state law if different). Annuity payments must begin no later than the annuitant's 90th birthday (unless we agree to another date).

   The Strategic Partners Annuity One variable annuity contract offers an optional guaranteed minimum income benefit, which we describe below. Your annuity options vary depending upon whether you choose this benefit.

PAYMENT PROVISIONS WITHOUT THE GUARANTEED MINIMUM INCOME BENEFIT

We make the income plans described below available at any time before the annuity date. We call these plans "annuity options" or "settlement options." During the income phase, all of the annuity options under this contract are fixed annuity options. This means that you no longer invest in the variable investment options--that is, in the underlying mutual funds--on or after the annuity date. If another annuity Option is not selected by the annuity date, you will automatically select the Life Income Annuity Option (Option 2, described below) unless prohibited by applicable law. GENERALLY, ONCE THE ANNUITY PAYMENTS BEGIN, THE ANNUITY OPTION CANNOT BE CHANGED AND YOU CANNOT MAKE WITHDRAWALS.

OPTION 1
ANNUITY PAYMENTS FOR A FIXED PERIOD

Under this option, we will make equal payments for the period chosen, up to 25 years. We will make these payments monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, we will continue payments to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. We calculate the amount of the lump sum payment as the present value of the unpaid future payments based upon the interest rate used to compute the actual payments. That interest rate will always be at least 3% a year.

OPTION 2
LIFE INCOME ANNUITY OPTION

Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years' worth of payments, we will pay the beneficiary the present value of the remaining annuity payments in one lump sum, unless we were specifically instructed to continue to pay the remaining monthly annuity payments. We calculate the present value of the remaining annuity payments using the interest rate used to compute the amount of the original 120 payments. That interest rate will always be at least 3% a year. If an annuity Option is not selected by the annuity date, you will automatically select this option, unless prohibited by applicable law.

OPTION 3
INTEREST PAYMENT OPTION

Under this option, we hold all or a portion of your contract value in order to accumulate interest. We can make interest payments on a monthly, quarterly, semiannual, or annual basis or allow the interest to accrue on your contract assets. Under this option, we will pay you interest at an effective rate of at least 3% a year. This Option is not available if you hold your contract in an IRA.

   Under this option, all gain in the annuity will be taxable as of the annuity date.

OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options then offered.

   Applicable state law may limit some of these options. Consult the Statement of Additional Information for details.

   Depending upon the annuity Option you choose, you may incur a withdrawal charge when the income phase begins. Currently, if permitted by state law, we deduct any applicable withdrawal charge if you choose Option 1 for a period shorter than five years, Option 3,

--------------------------------------------------------------------------------
 30
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--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

or certain other annuity options that we may make available. We do not deduct a withdrawal charge if you choose Option 1 for a period of five years or longer or Option 2. For information about withdrawal charges, see "What are the expenses associated with the Strategic Partners Annuity One contract," page 38. In addition, if you have purchased the Contract With Credit, we will take back any credits that have not vested when you begin the income phase. See "Credits," on page 36.

GUARANTEED MINIMUM INCOME BENEFIT

The guaranteed minimum income benefit, or "GMIB," is an optional feature that, if you choose it, guarantees that once the income period begins, your income payments will be no less than a certain "protected value" applied to the guaranteed annuity purchase rates. Depending on applicable state law, the GMIB is not available under all contracts. In addition, the GMIB is subject to certain age restrictions described below.

- If you want the guaranteed minimum income benefit, you must choose this Option when you make your initial purchase payment, and you must also participate in the "Guaranteed Minimum Death Benefit," which we describe later in this prospectus. See "What is the Death Benefit?," page 33.

- If you do choose the guaranteed minimum income benefit, you must continue to participate in this feature until at least the end of the seventh contract year. If, after the seventh contract year, you decide to stop participating in the GMIB, you may do so (if permitted by state law) but will not be able to reinstate it.

- If you choose the guaranteed minimum income benefit, we will impose an annual charge equal to 0.25% of the "roll-up value" described below. (In some states, we may calculate this fee on a different basis, but it will not be higher than 0.25% of the roll-up value.) See "What are the expenses associated with the Strategic Partners Annuity One Contract?" on page 38.

- To take advantage of the guaranteed minimum income benefit, you must wait a certain amount of time before you begin the income phase. The length of that waiting period depends upon the age of the annuitant (or, if there is a co-annuitant as well, the age of the older of the two) as shown in the following chart:

  AGE AT     CONTRACT ANNIVERSARY WHEN
   ISSUE           GMIB BECOMES
OF CONTRACT          AVAILABLE
-----------  -------------------------
   0-45                 15
    46                  14
    47                  13
    48                  12
    49                  11
   50-80                10

   Once that period has elapsed, you will have a thirty-day period each year, beginning on the contract anniversary, during which you may begin the income phase with the guaranteed minimum income benefit by submitting the necessary forms in good order to the Annuity Service Center.

   Payout Amount. The guaranteed minimum income benefit payout amount is based on the age and sex of the annuitant (and, if there is one, the co-annuitant as well). After we first deduct a charge for any applicable premium taxes, the payout amount will equal the greater of:

1) the "protected value" as of the date you exercise the guaranteed minimum income benefit payout option, applied to the guaranteed annuity purchase rates and based on the period certain as described below. Currently, the protected value is equal to the "roll-up value," which is the total of all invested purchase payments compounded daily at an effective annual rate of 5.0%, subject to a cap of 200% of all invested purchase payments. Both the roll-up and the cap are reduced proportionally by withdrawals.

2) the adjusted contract value--that is, the contract value minus (i) any charge we impose for premium taxes and (ii), if you have chosen the Contract With Credit, any credit that has not vested--as of the date the exercise of the GMIB payout Option applied to

--------------------------------------------------------------------------------

        3:

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION) CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   the current annuity purchase rates then in use and based on the "period certain," as described below.

   The guaranteed annuity purchase rates are attached to your contract.

   After the contract anniversary on or after the sole or older owner's 80th birthday, we stop increasing the protected value. This means that we do not increase the roll-up by the effective annual interest rate. But when you make a withdrawal on or after that contract anniversary, we still reduce the roll-up value proportionally by the effect of the withdrawal.

   GMIB Annuity Payout Options. We currently offer two guaranteed minimum income benefit annuity payout options. Each involves payment for at least a "period certain," which we define below.

GMIB OPTION 1
SINGLE LIFE PAYOUT OPTION

We will make monthly payments for as long as the annuitant lives, with payments for a period certain. We will stop making payments after the later of the death of the annuitant or the end of the period certain.

GMIB OPTION 2
JOINT LIFE PAYOUT OPTION

In the case of an annuitant and co-annuitant, we will make monthly payments for the joint lifetime of the annuitant and co-annuitant, with payments for a period certain. If the co-annuitant dies first, we will continue to make payments until the later of the death of the annuitant and the end of the period certain. If the annuitant dies first, we will continue to make payments until the later of the death of the co-annuitant and the end of the period certain, but if the period certain ends first, we will reduce the amount of each payment to 50% of the original amount.

   You have no right to withdraw amounts early under either GMIB payout option. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

   The "period certain" for the guaranteed minimum income benefit depends upon the annuitant's age on the date you exercise the GMIB payout option:

   AGE      PERIOD CERTAIN
----------  --------------
80 or less     10 years
    81          9 years
    82          8 years
    83          7 years
    84          6 years
  85-90         5 years

   Because we do not impose a new waiting period for each subsequent purchase payment, if you choose the GMIB, we reserve the right to limit subsequent purchase payments if we discover that by the timing of your purchase payments and withdrawals, your protected value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial purchase payment and other actions that may artificially increase the GMIB protected value. Certain states' laws may prevent us from limiting your subsequent purchase payments. Consult the Statement of Additional Information for details.

--------------------------------------------------------------------------------
 32

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        4:

WHAT IS THE

        DEATH BENEFIT?
--------------------------------------------------------------------------------

THE DEATH BENEFIT FEATURE PROTECTS THE VALUE OF THE CONTRACT FOR THE
BENEFICIARY.

BENEFICIARY

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time the contract is issued, unless you change it at a later date. Unless you name an irrevocable beneficiary, during the accumulation period you can change the beneficiary at any time before the owner (or, if there is a joint owner, the last surviving of the owner and joint owner) dies.

CALCULATION OF THE DEATH BENEFIT

If the owner (or the last surviving of the owner and joint owner, if there is a joint owner) dies during the accumulation phase, we will, upon receiving appropriate proof of death, pay a death benefit to the beneficiary designated by the owner. If death is prior to age 80, the beneficiary will receive the greater of the following:

1) The current value of your contract (as of the time we receive appropriate proof of death). If you have purchased the Contract With Credit, we will first deduct any non-vested credit corresponding to a purchase payment made later than one year prior to death.

2) Either the base death benefit, which equals the total purchase payments you have made less any withdrawals, or, if you have chosen a guaranteed minimum death benefit, the "protected value" of that death benefit.

   The protected value of the guaranteed minimum death benefit, which depends upon which option you have chosen, may equal the "step-up value," the "roll-up value," or the greater of the two:

STEP-UP GUARANTEED MINIMUM DEATH BENEFIT--The step-up value equals the highest value of the contract on any contract anniversary date--that is, on each contract anniversary, the new step-up value becomes the higher of the previous step-up value and the current contract value. Between anniversary dates, the step-up value is only increased by additional purchase payments and reduced proportionally by withdrawals. If an owner who has purchased a Contract With Credit makes any purchase payment later than one year prior to death, we will adjust the death benefit to take back any non-vested credit corresponding to that purchase payment.

ROLL-UP GUARANTEED MINIMUM DEATH BENEFIT--The roll-up value equals the total of all invested purchase payments compounded daily at an effective annual rate of 5.0%, subject to a cap of 200% of all invested purchase payments. Both the roll-up and the cap are reduced proportionally by withdrawals.

GREATER OF STEP-UP AND ROLL-UP GUARANTEED MINIMUM DEATH BENEFIT--Under this option, the protected value is equal to the greater of the step-up value and the roll-up value.

   If you have chosen the base death benefit and death occurs on or after age 80, the beneficiary will receive the base death benefit described above. If you have chosen a guaranteed minimum death benefit option and death occurs on or after age 80, the beneficiary will receive the greater of: 1) the current contract value as of the date that due proof of death is received, and 2) the protected value of that death benefit as of age 80, reduced proportionally by any withdrawals. For this purpose, an owner is deemed to reach age 80 on the contract anniversary on or following the owner's actual 80th birthday (or if there is a joint owner, the contract anniversary on or following the older owner's actual 80th birthday).

   Here is an example of a proportional reduction:

   If an owner withdrew 50% of a contract valued at $100,000 and if the protected value was $80,000, the new protected value following the withdrawal would be $40,000 or 50% of what it had been prior to the withdrawal.

   Special rules apply if the beneficiary is the spouse of the owner, and the contract does not have a joint owner. In that case, upon the death of the owner, the spouse will have the choice of the following:

- The contract can continue, and the spouse will become the new owner of the contract; or

--------------------------------------------------------------------------------

        4:

WHAT IS THE DEATH BENEFIT? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

- The spouse can receive the death benefit. If the spouse does wish to receive the death benefit, he or she must make that choice within the first 60 days following our receipt of proof of death. Otherwise, the contract will continue with the spouse as owner.

   Special rules also apply if the contract has an owner and a joint owner and they are spouses at the time that one dies. If that occurs, the surviving spouse has the choice of the following:

- The contract can continue, with the surviving spouse as the sole owner of the contract; or

- The surviving spouse can receive the adjusted contract value and the contract will end. If the surviving spouse does wish to receive the adjusted contract value, he or she must make that choice within the first 60 days following our receipt of proof of death. Otherwise, the contract will continue with the surviving spouse as the sole owner.

   Finally, special rules apply if the contract has an owner and a joint owner, and they are not spouses at the time that one dies. In that situation, the contract will not continue. Instead, the beneficiary will receive the adjusted contract value.

   If ownership of the contract changes as a result of the owner assigning it to someone else, we will reset the value of the death benefit to equal the contract value on the date the change of ownership occurs, and for purposes of computing the future death benefit, we will treat that contract value as a purchase payment occurring on that date.

   Depending on applicable state law, some death benefit options may not be available or may be subject to certain restrictions under your contract.

PAYOUT OPTIONS

The beneficiary may, within 60 days of providing proof of death, choose to take the death benefit under one of several death benefit payout options listed below.

   The death benefit payout options are:

   Choice 1. Lump sum payment of the death benefit. If the beneficiary does not choose a payout option within sixty days, the beneficiary will receive this payout option.

   Choice 2. The payment of the entire death benefit within 5 years of the date of death of the last to survive of the owner or joint owner.

   Choice 3. Payment of the death benefit under an annuity or annuity settlement option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of death of the last to survive of the owner or joint owner.

   The tax consequences to the beneficiary vary among the three death benefit options. See "What are the Tax Considerations Associated with the Strategic Partners Annuity Contract?" section beginning on page 43.

   If the contract has an owner and a joint owner:

- If the owner and joint owner are spouses at the death of the first to die of the two, any portion of the death benefit not applied under Choice 3 within one year of the survivor's date of death must be distributed within five years of the survivor's date of death.

- If the owner and joint owner are not spouses at the death of the first to die of the two, any portion of the death benefit (which is equal to the adjusted contract value) not applied under Choice 3 within one year of the date of death of the first to die must be distributed within five years of that date of death.

EARNINGS APPRECIATOR SUPPLEMENTAL DEATH BENEFIT

Subject to approval by your state, we now offer the Earnings Appreciator, an optional supplemental death benefit payable upon the death of the sole or last surviving owner during the accumulation phase. This benefit is in addition to any other death benefit under your contract.

- An Earnings Appreciator benefit is calculated for each purchase payment you make. Your total Earnings Appreciator benefit is the sum of the

--------------------------------------------------------------------------------
 34

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   Earnings Appreciator benefits for all of your purchase payments.

- If the owner (or older of owner and joint owner if there is a joint owner) is younger than age 66 on the date the application is signed, the Earnings Appreciator benefit for each purchase payment is 45% of the lesser of:

   - The adjusted purchase payment (which means the invested purchase payment adjusted for partial withdrawals); or

   -  Earnings attributed to that adjusted purchase payment.

- If the owner (or older of owner and joint owner if there is a joint owner) is age 66 or older (and younger than age 76) on the date the application is signed, the Earnings Appreciator benefit for each purchase payment is 25% of the lesser of:

   - The adjusted purchase payment (which means the invested purchase payment adjusted for partial withdrawals); or

   -  Earnings attributed to that adjusted purchase payment.

-  The following rules apply to the calculation of the benefit:

   - Each "adjusted purchase payment" is the invested purchase payment reduced pro-rata by any subsequent withdrawals. Reduction on a pro-rata basis means that we calculate the percentage of your current contract value being withdrawn and reduce each adjusted purchase payment made prior to the withdrawal by that percentage. For example, if your contract value is $40,000 and you withdraw $10,000, you have withdrawn 25% of your contract value. If you have two adjusted purchase payments prior to the withdrawal ($10,000 and $20,000), each of those adjusted purchase payments would be reduced by 25% (to $7,500 and $15,000). The amount of earnings allocated to each adjusted purchase payment is also reduced by the same percentage. These calculations, therefore, do not depend on the actual investment option from which the withdrawal is made, and they are different calculations than those that apply for other reasons under the contract, such as for the withdrawal charge or for tax purposes.

   - Earnings are periodically allocated to each adjusted purchase payment on a pro-rata basis. We calculate the amount of earnings since the last earnings allocation and we allocate those earnings proportionately among the adjusted purchase payments (based on the amount of each adjusted purchase payment plus the earnings previously allocated to that adjusted purchase payment). For example, if you have two adjusted purchase payments -- one with an adjusted purchase payment and allocated earnings of $30,000 and the other with an adjusted purchase payment and allocated earnings of $20,000 (therefore 60% and 40% of the total respectively) -- and your contract has earned $5,000 since the last calculation, 60% of the earnings ($3,000) will be allocated to the first adjusted purchase payment and 40% of the earnings ($2,000) will be allocated to the second adjusted purchase payment. This calculation, therefore, does not apply different rates of return to different purchase payments based on the investment options in which the particular purchase payment was invested. When allocating earnings at the time of a death benefit payment, we will first deduct from earnings the amount of any charges deducted and credit recaptured from your contract value at that time.

-  See the Appendix for examples of the benefit calculations.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        5:

HOW CAN I PURCHASE A STRATEGIC PARTNERS

        ANNUITY ONE CONTRACT?
--------------------------------------------------------------------------------

PURCHASE PAYMENTS

The initial purchase payment is the amount of money you first pay us to purchase the contract. The minimum initial purchase payment is $10,000. With some restrictions, you can make additional purchase payments of $1,000 or more at any time during the accumulation phase. However, no purchase payments may be made on or after the earliest of the 80th birthday of (i) the owner, (ii) the joint owner, or (iii) the annuitant.

   Currently, the maximum aggregate purchase payments you may make is $20 million. We limit the maximum total purchase payments in any contract year other than the first to $5 million. Depending on applicable state law, lower limits may apply. Consult the Statement of Additional Information for details.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your invested purchase payment among the variable investment options based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.

   You may change your allocation of future invested purchase payments at any time. Contact the Annuity Service Center for details.

   If you make an additional purchase payment without allocation instructions, we will allocate the invested purchase payment in the same proportion as your most recent purchase payment, unless you directed us in connection with that purchase payment to make that allocation on a one-time-only basis.

   If you purchase the Contract Without Credit, the allocation procedure mentioned above will apply unless that portion designated for the DCA Fixed Rate Option is less than $5,000. In that case, we will use your transfer allocation for the DCA Fixed Rate Option as part of your allocation instructions until you direct us otherwise.

   We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order at the Prudential Annuity Service Center. Our business day generally closes at 4:00 p.m. Eastern time. We will generally credit subsequent purchase payments received in good order after the close of a business day on the following business day.

CREDITS

If you purchase the Contract With Credit, we will add a credit amount to your contract value with each purchase payment you make. The credit is allocated to the variable investment options in the same percentages as the purchase payment.

   The credit percentage is currently equal to 4% of each purchase payment. With the approval of the Securities and Exchange Commission, we can change that credit percentage, but we guarantee it will never be less than 3%.

   Each credit is subject to its own vesting schedule, which is shown below. If you make a withdrawal of all or part of a purchase payment, or you begin the income phase of the contract, we will take back the non-vested portion of the credit attributable to that purchase payment. Withdrawals of purchase payments occur on a

--------------------------------------------------------------------------------
 36

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

first-in first-out basis. This credit that we take back is in addition to any withdrawal charges that may apply.

 NUMBER OF CONTRACT ANNIVERSARIES
SINCE DATE OF EACH PURCHASE PAYMENT  VESTED PERCENTAGE
-----------------------------------  -----------------
                 0                            0%
                 1                           10%
                 2                           20%
                 3                           30%
                 4                           40%
                 5                           50%
                 6                           60%
                 7                          100%

   If you exercise your right to cancel the contract, we will take back the entire credit. If we pay a death benefit under the contract, we will take back the non-vested portion of any credit we applied one year prior to the date of death or later.

   Depending upon the state in which your contract was issued, your contract may include a different vesting schedule. We are in the process, however, of enhancing those contracts to make sure that their vesting schedules are no less favorable to you than the above vesting schedule. Accordingly, we intend to follow the above vesting schedule even if your contract currently shows a less favorable schedule.

CALCULATING CONTRACT VALUE

The value of your contract will go up or down depending on the investment performance of the variable investment options you choose. To determine the value of your contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

   Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

1) adding up the total amount of money allocated to a specific investment option;

2) subtracting from that amount insurance charges and any other applicable charges such as for taxes; and

3) dividing this amount by the number of outstanding accumulation units.

   When you make a purchase payment, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. We determine the number of accumulation units credited to your contract by dividing the amount of the purchase payment, plus (if you have purchased the Contract With Credit) any applicable credit, allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.

   We cannot guarantee that your contract value will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest rate of 3.0% a year on that portion of the contract value allocated to the fixed interest-rate option.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        6:
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC
        PARTNERS ANNUITY ONE CONTRACT?
--------------------------------------------------------------------------------

THERE ARE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE CONTRACT THAT REDUCE THE RETURN ON YOUR INVESTMENT. WE DESCRIBE THESE CHARGES AND EXPENSES BELOW.

INSURANCE AND ADMINISTRATIVE CHARGE

Each day, we make a deduction for the insurance and administrative charge. This charge covers our expenses for mortality and expense risk, administration, marketing and distribution. If you choose a guaranteed minimum death benefit option, the insurance and administrative charge also includes a charge to cover our assumption of the associated risk. The mortality risk portion of the charge is for our assumption of the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The expense risk portion of the charge is for our assumption of the risk that the current charges will be insufficient in the future to cover the cost of administering the contract. The administrative expense portion of the charge compensates us for the expenses associated with the administration of the contract. This includes preparing and issuing the contract; establishing and maintaining contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs. The guaranteed minimum death benefit risk portion of the charge, if applicable, covers our assumption of the risk that the protected value of the contract will be larger than the base death benefit if the contract owner dies during the accumulation phase.

   If the insurance and administrative charge is not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from this charge. The insurance and administrative charge for your contract cannot be increased. We may use any profits from this charge to pay for the costs of distributing the contracts. If you choose the Contract With Credit, we will also use any profits from this charge to recoup our costs of providing the credit.

   We calculate the insurance and administrative charge based on the average daily value of all assets allocated to the variable investment options. The amount of the charge depends on the death benefit option that you choose. The charge is equal to 1.40% on an annual basis if you choose the base death benefit, 1.60% on an annual basis if you choose either the roll-up or step-up guaranteed minimum death benefit option, and 1.70% on an annual basis if you choose the guaranteed minimum death benefit option of the greater of the roll-up and step-up.

EARNINGS APPRECIATOR CHARGE

We will impose an additional charge if you choose the Earnings Appreciator supplemental death benefit. The charge for this benefit is based on an annual rate of 0.15% of your contract value if you have also selected a guaranteed minimum death benefit option (0.20% if you have not selected a guaranteed minimum death benefit option).

   We calculate the charge on each of the following events:

   -  each contract anniversary;

   -  when you begin the income phase of the contract;

   -  upon death of the sole or last surviving owner prior to the income phase;

   -  upon a withdrawal; and

   -  upon a subsequent purchase payment.

   The fee is based on the contract value at time of calculation and is pro-rated for the portion of the year since the last time the fee was calculated.

   The charge is not deducted every time it is calculated. Instead, the charge is deducted, along with any previously calculated but not deducted charge, on each of the following events:

   -  each contract anniversary;

   -  when you begin the income phase of the contract;

   -  upon death of the sole or last surviving owner prior to the income phase;

--------------------------------------------------------------------------------
 38

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   -  upon a full withdrawal; and

   - upon a partial withdrawal if the contract value remaining after the partial withdrawal is not enough to cover the then applicable charge.

   We withdraw this charge from each investment option in the same proportion that your contract value is allocated to that option. Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the applicable charge, we will deduct the charge from the amount we pay you.

   The payment of the Earnings Appreciator charge will not reduce the adjusted purchase payments for purposes of calculating subsequent Earnings Appreciator charges. The payment of the Earnings Appreciator charge will be deemed to be made from earnings for purposes of calculating other charges.

   As noted above, the charge is calculated and deducted at least once a year on the contract anniversary. In the future, we may calculate and deduct this fee more frequently, such as quarterly.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE

We will impose an additional charge if you choose the guaranteed minimum income benefit. This is an annual charge equal to 0.25% of the roll-up value of your contract, which we deduct from your contract value on each of the following events:

-  each contract anniversary;

-  when you begin the income phase of the contract;

- when you decide no longer to participate in the guaranteed minimum income benefit;

-  upon a full withdrawal; and

- upon a partial withdrawal if the remaining contract value would not be enough to cover the then applicable GMIB charge.

   If we impose this fee other than on a contract anniversary, then we will pro-rate it based on the portion of the contract year for which the GMIB was in effect. We withdraw the fee from each investment option in the same proportion that your contract value is allocated to that investment option. Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the applicable GMIB charge, we will deduct the GMIB Charge from the amount we pay you.

   In some states, we may calculate the charge for the guaranteed minimum income benefit in a different manner, but that charge will not exceed 0.25% of the roll-up value. Consult the Statement of Additional Information for details.

   We will not impose the GMIB charge after the income phase begins, after you revoke the GMIB option, or after you choose your GMIB payout option.

   Currently, only the roll-up guaranteed minimum income benefit option is available. In the future, we may also offer a step-up option or the greater of the step-up or roll-up option, for which different charges will apply.

ANNUAL CONTRACT FEE

Currently, we do not deduct an annual contract fee for administrative expenses while your contract value is $50,000 or more. If your contract value is less than $50,000 on a contract anniversary during the accumulation phase or when you make a full withdrawal, we will deduct $30 (or if your contract value is less than $1,500, then a lower amount equal to 2% of your contract value) for administrative expenses. (This fee may differ in certain states.) We may increase this charge up to a maximum of $60 per year. Also, we may raise the level of the contract value at which we waive this fee. We will deduct this charge proportionately from each of your contract's investment options.

WITHDRAWAL CHARGE

A withdrawal charge may apply if you make a full or partial withdrawal during the withdrawal charge period for a purchase payment. The withdrawal charge may also apply if you begin the income phase during the withdrawal charge period, depending upon the annuity option you choose. The amount and duration of the withdrawal charge depends on whether you choose the Contract With Credit or the Contract Without Credit. The withdrawal charge varies with the number of contract anniversaries that have elapsed since each

--------------------------------------------------------------------------------

        6:
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE CONTRACT? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

purchase payment was made, and is a percentage, shown below, of the amount withdrawn.

  NUMBER OF CONTRACT
ANNIVERSARIES SINCE THE
     DATE OF EACH        CONTRACT WITH CREDIT   CONTRACT WITHOUT CREDIT
   PURCHASE PAYMENT       WITHDRAWAL CHARGE        WITHDRAWAL CHARGE
-----------------------  --------------------   -----------------------
           0                      7%                       7%
           1                      7%                       6%
           2                      7%                       5%
           3                      6%                       4%
           4                      5%                       3%
           5                      4%                       2%
           6                      3%                       1%
           7                      2%                       0%
           8                      1%                       0%
           9                      0%                       0%

   If a withdrawal is effective on the day before a contract anniversary, the withdrawal charge percentage as of the following contract anniversary will apply.

   If you request a withdrawal, we will:

- deduct an amount from the contract value that is sufficient to pay the withdrawal charge,

- if you have chosen the Contract With Credit, take back any credit that has not vested under the vesting schedule, and

-  provide you with the amount requested.

   If you request a full withdrawal, we will provide you with the full amount of the contract value after making these deductions.

   Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We make this "charge-free amount" available to you subject to approval of this feature in your state. We determine the charge-free amount available to you in a given contract year on the contract anniversary that begins that year. In calculating the charge-free amount, we divide purchase payments into two categories -- payments that are subject to a withdrawal charge and those that are not. We determine the charge-free amount based only on purchase payments that are subject to a withdrawal charge. The charge-free amount in a given contract year is equal to 10% of the sum of all the purchase payments subject to the withdrawal charge that you have made as of the applicable contract anniversary. When you make a withdrawal, we will first deduct the amount of the withdrawal from purchase payments no longer subject to a withdrawal charge, and then from the available charge-free amount, and will consider purchase payments to be paid out on a first-in, first-out basis. Withdrawals in excess of the charge-free amount will come first from purchase payments, also on a first-in, first-out basis, and will be subject to withdrawal charges, if applicable, even if earnings are available on the date of the withdrawal. Once you have withdrawn all purchase payments, additional withdrawals will come from any earnings. We do not impose withdrawal charges on earnings.

   If your state has not approved the charge free amount noted above, your charge-free amount will be calculated as follows:

   Each contract year, you mat withdraw up to 10% of your net purchase payments without paying a withdrawal charge. For purposes of determining the withdrawal charge, withdrawals of this 10% "charge-free" amount will come first from purchase payments, on a first-in first-out basis. Withdrawals in excess of the charge-free amount will come first from purchase payments, also on a first-in first-out basis, and will be subject to withdrawal charges, if applicable, even if earnings are available on that date. Once you have withdrawn all purchase payments, further withdrawals will come from any remaining earnings. Earnings are not subject to withdrawal charges.

   Except as restricted by applicable state law, we will waive all withdrawal charges upon receipt of proof that the owner or a joint owner is terminally ill, or has been confined to an eligible nursing home or eligible hospital continuously for at least three months after the contract date. This waiver is not available if the owner has assigned ownership of the contract to someone else.

   Regardless whether we waive withdrawal charges, we will take back any credits that have not vested under the vesting schedule. If you choose the Contract With Credit and make a withdrawal that is subject to a

--------------------------------------------------------------------------------
 40

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

withdrawal charge, we may use part of that withdrawal charge to recoup our costs of providing the credit.

   Withdrawal charges will never be greater than permitted by applicable law.

TAXES ATTRIBUTABLE TO PREMIUM

There are federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

TRANSFER FEE

You can make 12 free transfers every contract year. We measure a contract year from the date we issue your contract, which is the contract date. If you make more than 12 transfers in a contract year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $25 for each additional transfer. In the future we could raise that charge up to $30 per additional transfer, although we have no current plans to do so. We will deduct the transfer fee pro-rata from the investment options from which the transfer is made. In certain states, we may limit the transfer fee to a lower amount to comply with applicable state law. Consult the Statement of Additional Information for details.

COMPANY TAXES

We will pay the taxes on the earnings of the separate account. We do not currently charge you for these taxes. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        7:

HOW CAN I

        ACCESS MY MONEY?
--------------------------------------------------------------------------------

YOU CAN ACCESS YOUR MONEY BY:

-  MAKING A WITHDRAWAL (EITHER PARTIAL OR FULL); OR

- CHOOSING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

WITHDRAWALS DURING THE ACCUMULATION PHASE

When you make a full withdrawal, you will receive the value of your contract minus any applicable fees and, if you have purchased the Contract With Credit, after we have taken back any credits that have not yet vested. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.

   Unless you tell us otherwise, we will take any partial withdrawal proportionately from all of the variable investment options in which you have invested. For a partial withdrawal, we will deduct any applicable fees and, if you have purchased the Contract With Credit, take back any credit corresponding to the purchase payments you are withdrawing, from the assets in your contract. The minimum amount you may withdraw is $250. If, after a withdrawal, your contract value is less than $2,000, we have the right to end your contract.

   We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order.

   INCOME TAXES, TAX PENALTIES, AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS AND THE TAX DISCUSSION IN THE STATEMENT OF ADDITIONAL INFORMATION.

AUTOMATED WITHDRAWALS

We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual, or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options. The minimum automated withdrawal amount you can make is $100.

   INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS AND THE TAX DISCUSSION IN THE STATEMENT OF ADDITIONAL INFORMATION.

SUSPENSION OF PAYMENTS OR TRANSFERS

The Securities and Exchange Commission may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

- The New York Stock Exchange is closed (other than customary weekend and holiday closings);

-  Trading on the New York Stock Exchange is restricted;

- An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the mutual funds are not feasible or we cannot reasonably value the accumulation units; or

- The Securities and Exchange Commission, by order, permits suspension or postponement of payments for the protection of owners.

   We expect to pay the amount of any withdrawal or transfer made from the fixed interest rate options promptly upon request.

--------------------------------------------------------------------------------
 42
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        8:
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC
        PARTNERS ANNUITY ONE CONTRACT?
--------------------------------------------------------------------------------

The tax considerations associated with the Strategic Partners Annuity One contract vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

   Subject to approval by your state, we offer an optional supplemental death benefit called the Earnings Appreciator. Although we believe this benefit is an investment protection feature that should have no adverse tax consequences, it is possible that the Internal Revenue Service could take a contrary position and assert that some or all of the Earnings Appreciator charges should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

   If the Internal Revenue Service determines that the deductions for one or more benefits under the contract, including without limitation the GMDB and GMIB features and the Earnings Appreciator supplemental death benefit, are taxable withdrawals, then the owner may revoke the affected benefit(s) within 90 days after notice from us.

TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

   If you assign or pledge all or part of your contract as collateral for a loan, the part assigned will be treated as a withdrawal. Also, if you elect the interest payment option, that election will be treated, for tax purposes, as surrendering your contract.

   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on the gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances you transfer the contract incident to divorce.

   It is our position that the guaranteed minimum death benefit, the guaranteed minimum income benefit, and other contract benefits are an integral part of the annuity contract and accordingly that the charges made against the annuity contract's cash value for the benefit should not be treated as distributions subject to income tax. It is possible, however, that the Internal Revenue Service could take the position that such charges should be treated as distributions.

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

--------------------------------------------------------------------------------
                                                                              43
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        8:
TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE CONTRACT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;

- the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity;

TAXES PAYABLE BY BENEFICIARIES

All of the death benefit options are subject to income tax to the extent the distribution exceeds the adjusted basis in the contract and the full value of the death benefit is included in the owner's estate. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below. Tax consequences to the beneficiary vary among the death benefit payment options.

-  Choice 1:  the beneficiary is taxed on earnings in the contract.

- Choice 2: the beneficiary is taxed as amounts are withdrawn (In this case earnings are treated as being distributed first).

- Choice 3: the beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

WITHHOLDING OF TAX FROM DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to tax withholding. You may generally choose not to have tax withheld from your payments. You must make that choice on the appropriate forms that we provide.

ANNUITY QUALIFICATION

   DIVERSIFICATION AND INVESTOR CONTROL In order to qualify for the tax rules applicable to annuity contracts described above, the contract must be an annuity contract for tax purposes. This means that the assets underlying the annuity contract must be diversified, according to certain rules. It also means that we, and not you as the contract-owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. We believe these rules, which are further discussed in the Statement of Additional Information, will be met.

   REQUIRED DISTRIBUTIONS UPON YOUR DEATH Upon your death (or the death of a joint owner, if earlier), certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

   If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

   If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if an annuity payment option is selected by your designated beneficiary and if annuity payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom ownership of the contract passes by reason of death, and must be a natural person.

   If any portion of the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

--------------------------------------------------------------------------------
 44
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   CHANGES IN THE CONTRACT We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

-  You are a nonresident alien.

- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

-  You wish additional information on withholding taxes.

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans. Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities ("IRAs") which are subject to Sections 408(a), 408(b) and 408A of the Tax Code. This description assumes that you have satisfied the requirements for eligibility for these products.

   YOU SHOULD BE AWARE THAT TAX FAVORED PLANS SUCH AS IRAS GENERALLY PROVIDE TAX DEFERRAL REGARDLESS WHETHER THEY INVEST IN ANNUITY CONTRACTS. THIS MEANS THAT WHEN A TAX FAVORED PLAN INVESTS IN AN ANNUITY CONTRACT, IT GENERALLY DOES NOT RESULT IN ANY ADDITIONAL TAX DEFERRAL BENEFITS.

TYPES OF TAX FAVORED PLANS

   IRAS If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" on page 50 contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount credited under the contract, calculated as of the date that we receive this cancellation notice, if greater).

   Contributions Limits/Rollovers: Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution you may make to an IRA (which is generally $2,000/year). The "rollover" rules under the Tax Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not be able subsequently to "roll over" the contract funds originally derived from a qualified retirement plan into another Section 401(a) plan or TDA (although you may be able to transfer the funds to another
IRA).

   Required Provisions: Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

- You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

-  Your rights as owner are non-forfeitable;

--------------------------------------------------------------------------------
                                                                              45
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        8:
TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE CONTRACT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

-  You cannot sell, assign or pledge the contract, other than to Pruco Life;

- The annual premium you pay cannot be greater than $2,000 (which does not include any rollover amounts);

- The date on which annuity payments must begin cannot be later than the April 1st of the calendar year after the calendar year you turn age 70 1/2; and

- Death and annuity payments must meet "minimum distribution requirements" (described below).

   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

-  A 10% "early distribution penalty" (described below);

- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

-  Failure to take a minimum distribution (also generally described below).

   ROTH IRAS Congress amended the Tax Code in 1997 to add a new Section 408A, creating the "Roth IRA" as a new type of individual retirement plan. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

-  Contributions to a Roth IRA cannot be deducted from your gross income;

- "Qualified distributions" (generally, held for 5 tax years and payable on account of death, disability, attainment of age 59 1/2, or first time-homebuyer) from Roth IRAs are excludable from your gross income; and

- If eligible, you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

   Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA (generally, $2,000 less any contributions to a traditional IRA), you may purchase a contract as a Roth IRA only in connection with a "rollover" or "conversion" of the proceeds of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA, or Roth IRA. The Tax Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION

If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. The amount of the payment must be at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount, including a new method permitted under IRS rules released in January 2001. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% IRS penalty tax on the amount of any minimum distribution not made in a timely manner.

   You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will send you a check for this minimum distribution amount, less any other partial withdrawals that you made during the year.

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 46
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--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

Please note that the Minimum Distribution option may need to be modified after 2001 to satisfy recently announced changes in IRS rules.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, SIMPLE-IRA (which may increase to 25%), Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. There are only limited exceptions to this tax, and you should consult your tax adviser for further details.

WITHHOLDING

The Tax Code requires a mandatory 20% federal income tax withholding for certain distributions from a TDA or qualified retirement plan, unless the distribution is an eligible rollover contribution that is "directly" rolled into another qualified plan, IRA (including the IRA variations described above) or TDA. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and

-  For all other distributions, you will be withheld at a 10% rate.

   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the "Employee Retirement Income Security Act of 1974") and the Tax Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.

   Information about any applicable fees, charges, discounts, penalties or adjustments may be found under "What Are the Expenses Associated with the Strategic Partners Annuity One Contract" starting on page 38.

   Information about sales representatives and commissions may be found under "Other Information" and "Sale and Distribution of the Contract" on page 48.

   In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

ADDITIONAL INFORMATION

For additional information about federal tax law requirements applicable to tax favored plans, see the "IRA Disclosure Statement" on page 50.

--------------------------------------------------------------------------------
                                                                              47
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        9:

OTHER

        INFORMATION
--------------------------------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York and is subject to the insurance laws and regulations of all the jurisdictions where it is licensed to do business. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the State of New Jersey.

   Prudential is currently pursuing reorganizing itself into a stock life insurance company through a process known as "demutualization". On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. On December 15, 2000, the Board of Directors adopted a plan of reorganization pursuant to that legislation and authorized management to submit an application to the New Jersey Commissioner of Banking and Insurance for approval of the plan. The application was submitted on March 14, 2001. However, demutualization is a complex process and a number of additional steps must be taken before the demutualization can occur, including a public hearing, voting by qualified policyholders, and regulatory approval. Prudential is planning on completing this process in 2001, but there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans. As a general rule, the plan of reorganization provides that, in order for policies or contracts to be eligible for compensation in the demutualization, they must have been in force on the date the Board of Directors adopted the plan, December 15, 2000. If demutualization does occur, all guaranteed benefits described in your policy or contract would stay the same.

THE SEPARATE ACCOUNT

We have established a separate account, the Pruco Life Flexible Premium Variable Annuity Account (the "separate account"), to hold the assets that are associated with the contracts. The separate account was established under Arizona law on June 16, 1995, and is registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life, including its audited financial statements, appears in the Statement of Additional Information.

SALE AND DISTRIBUTION OF THE CONTRACT

Prudential Investment Management Services LLC ("PIMS"), 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the contracts. PIMS is a wholly-owned subsidiary of Prudential and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

We pay the broker-dealer whose registered representatives sell the Contract either:

-  a commission of up to 7% of your Purchase Payments; or

- a combination of a commission on Purchase Payments and a "trail" commission -- which is a commission determined as a percentage of your Contract Value that is paid periodically over the life of your Contract.

The commission amount quoted above is the maximum amount which is paid. In most circumstances, the registered representative who sold the contract will receive significantly less.

From time to time, Prudential or its affiliates may offer and pay non-cash compensation to registered representatives who sell the Contract. For example, Prudential or an affiliate may pay for a training and

--------------------------------------------------------------------------------
 48

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

education meeting that is attended by registered representatives of both Prudential-affiliated broker-dealers and independent broker-dealers. Prudential and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with NASD rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the Contract does not result directly in any additional charge to you.

ASSIGNMENT

You can assign the contract at any time during your lifetime. If you do so, we will reset the death benefit to equal the contract value on the date the assignment occurs. For details, see "What is the Death Benefit," on page 33. We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. An assignment, like any other change in ownership, may trigger a taxable event.

   If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.

FINANCIAL STATEMENTS

The financial statements of the separate account associated with Strategic Partners Annuity One are included in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

Contents:

-  Company

-  Experts

-  Litigation

-  Legal Opinions

-  Principal Underwriter

-  Determination of Accumulation Unit Values

-  Performance Information

-  Comparative Performance Information and Advertising

-  Federal Tax Status

-  State Specific Variations

-  Directors and Officers

-  Financial Statements

HOUSEHOLDING

To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contractholder that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling 1-877-778-5008.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

IRA DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, your simplified employee pension IRA (SEP) for employer contributions, your Savings Incentive Match Plan for Employees (SIMPLE) IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service. Those are federal tax law rules; state tax laws may vary.

FREE LOOK PERIOD

The annuity contract offered by this prospectus gives you the opportunity to return the contract for a full refund within 10 days (or whatever period is required by applicable state law) after it is delivered. This is a more liberal provision than is required in connection with IRAs. To exercise this "free-look" provision, return the contract to the representative who sold it you or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus.

ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally, if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS

Contributions to your IRA will be deductible if you are not an "active participant" in an employer maintained qualified retirement plan or you have "Adjusted Gross Income" (as defined under Federal tax laws) which does not exceed the "applicable dollar limit." IRA (or SEP) contributions must be made by no later than the time you file your income tax return for that year. For a single taxpayer, the applicable dollar limitation is $33,000 in 2001, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $33,000 -- $43,000. For married couples filing jointly, the applicable dollar limitation is $53,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $53,000-$63,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $43,000 for individuals and $63,000 for married couples filing jointly. These amounts are for 2001. Income limits are scheduled to increase until 2006 for single taxpayers and 2007 for married taxpayers.

   Contributions made by your employer to your SEP are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEP will be entitled to elect to have their employer make contributions to their SEP on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to the SEP, those funds are not treated as current taxable income to the employee. Elective deferrals under a SEP are subject to an inflation-adjusted limit, which is $10,500 in 2001. Salary-reduction SEPs (also called "SARSEPs") are available only if at least 50% of the employees elect to have amounts contributed to the SARSEP and if the employer has 25 or fewer employees at all times during the preceding year. New SARSEPs may not be established after 1996.

   The IRA maximum annual contribution and your tax deduction is limited to the lesser of: (1) $2,000 or (2) 100% of your earned compensation. Contributions in excess of the deduction limits may be subject to penalty. See below.

   Under a SEP agreement, the maximum annual contribution which your employer may make on your behalf to a SEP contract that is excludable from your income is the lesser of 15% of your salary or $25,500 (in 2001). An employee who is a participant in a SEP agreement may make after-tax contributions to the SEP contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above.

--------------------------------------------------------------------------------
 50

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) $2,000 or (2) 100% of taxable alimony.

   If you or your employer should contribute more than the maximum contribution amount to your IRA or SEP, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA or SEP before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

   Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See Premature Distributions below for penalties imposed on withdrawal when the contribution exceeds $2,000.)

IRA FOR NON-WORKING SPOUSE

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and, if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to $2,000 each may be made to your IRA and the spousal IRA if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRAs; (ii) $4,000; or (iii) 100% of your combined gross income.

   Contributions in excess of the contribution limits may be subject to penalty. See above under "Contributions and Deductions." If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.

   Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

ROLLOVER CONTRIBUTION

Once every year, you are permitted to withdraw any portion of the value of your IRA or SEP and reinvest it in another IRA or bond. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax-deduction for the amount of any rollover contribution.

   A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. Unless you were a self-employed participant in the distributing plan, you may later roll over such a contribution to another qualified retirement plan as long as you have not mixed it with IRA (or SEP) contributions you have deducted from your income. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.)

DISTRIBUTIONS

(a) PREMATURE DISTRIBUTIONS

At no time can your interest in your IRA or SEP be forfeited. To insure that your contributions will be used for retirement, the federal tax law does not permit you to use your IRA or SEP as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEP to anyone. Use of an IRA (or SEP) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% tax penalty if you are not at least age 59 1/2 or totally disabled. (You may, however, assign your IRA or SEP without penalty to your former

--------------------------------------------------------------------------------

IRA DISCLOSURE STATEMENT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

spouse in accordance with the terms of a divorce decree.)

   You may surrender any portion of the value of your IRA (or SEP). In the case of a partial surrender which does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59 1/2 or totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

   The 10% tax penalty does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 1/2 or are disabled.

(b) DISTRIBUTION AFTER AGE 59 1/2

Once you have attained age 59 1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEP) regardless of when you actually retire. In addition, you must commence distributions from your IRA by April 1 following the year you attain age 70 1/2. You may elect to receive the distribution under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the periodic payment options or in one sum will be treated as ordinary income as you receive them to the degree that you have made deductible contributions. If you have made both deductible and nondeductible contributions, the portion of the distribution attributable to the nondeductible contribution will be tax-free.

(c) INADEQUATE DISTRIBUTIONS--50% TAX

Your IRA or SEP is intended to provide retirement benefits over your lifetime. Thus, federal tax law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70 1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse/beneficiary). The calculation method is revised under the IRS proposed regulations for distributions beginning in 2002 and are optional for distributions in 2001. If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

(d) DEATH BENEFITS

If you, (or your surviving spouse) die before receiving the entire value of your IRA (or SEP), the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum within 5 years of death, or applied to purchase an immediate annuity for the beneficiary. This annuity must be payable over the life expectancy of the beneficiary beginning by December 31st of the year following the year after your or your spouse's death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun, the entire amount must be distributed at least as rapidly as if the owner had survived. A distribution of the balance of your IRA upon your death will not be considered a gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.

ROTH IRAS

Section 408A of the Tax Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $160,000 for married individuals filing jointly and less than $110,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all IRAs maintained by an individual is generally the lesser of $2,000 and 100% of compensation for that year (the $2,000 limit is phased out for incomes between $150,000 and $160,000 for married and between $95,000 and $110,000 for singles). The contribution limit is reduced

--------------------------------------------------------------------------------
 52

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

by the amount of any contributions made to a traditional IRA. Contributions to a Roth IRA are not deductible.

   For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a traditional IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer's gross income. If such a rollover, transfer or conversion occurred before January 1, 1999, the portion of the amount includable in gross income must be included in income ratably over the next four years beginning with the year in which the transaction occurred. Provided a rollover contribution meets the requirements of IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

   UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLL OVER, TRANSFER OR CONVERT ALL OR PART OF A TRADITIONAL IRA TO A ROTH IRA. PERSONS CONSIDERING A ROLLOVER, TRANSFER OR CONVERSION SHOULD CONSULT THEIR OWN TAX ADVISOR.

   "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2;
(b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA.

   Distributions from a Roth IRA need not commence at age 70 1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed by December 31 of the calendar year containing the fifth anniversary of the owner's death subject to certain exceptions.

REPORTING TO THE IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

         APPENDIX

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

As we have indicated throughout this prospectus, the Strategic Partners Annuity One Variable Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such Contract features. Here, we depict the unit values corresponding to the Contract features bearing the highest and lowest combination of asset-based charges. In the Statement of Additional Information, we set out unit values corresponding to the remaining unit values. You can obtain a copy of the Statement of Additional Information without charge, by calling (888) PRU-2888 or by writing to us at Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19101.

--------------------------------------------------------------------------------
 54

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


ACCUMULATION UNIT VALUES: AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (BASE DEATH BENEFIT 1.40)
---------------------------------------------------------------------------------------------------------------------------------

                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD        AT END OF PERIOD              OUTSTANDING AT END OF PERIOD
PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99803                      $0.87656                           371,999

PRUDENTIAL JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $1.00269                      $0.81573                         2,804,198
PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $1.00040                      $1.01353                         3,827,370

PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99966                      $0.91141                         1,122,383

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $0.92990                           612,611
SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $0.85666                           599,327

SP AIM GROWTH AND INCOME PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $0.83933                           907,104

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $0.85233                         1,254,905

SP ALLIANCE TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $0.75990                         1,305,959
SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $0.98004                         1,201,198

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $1.00456                           831,559

SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $1.01293                         3,263,900

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $0.94430                           727,420
SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $0.95179                         1,422,198

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $0.83474                           441,462

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $0.84672                           943,082
SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $1.04410                           577,079

                                           THIS CHART CONTINUES ON THE NEXT PAGE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9


ACCUMULATION UNIT VALUES (CONTINUED): AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (BASE DEATH BENEFIT 1.40)
---------------------------------------------------------------------------------------------------------------------------------

                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $0.91251                           810,786

SP MFS MID-CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $0.97366                         1,181,291

SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $1.01546                           722,150

SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $1.04774                         1,448,492

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $0.83561                         1,515,243

SP SMALL/MID CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $1.10899                         1,013,389

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $0.79227                           693,204

JANUS ASPEN SERIES- GROWTH PORTFOLIO SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $1.00400                      $0.83038                         1,473,096

--------------------------------------------------------------------------------
 56

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

--------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES: AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (GMDB GREATER OF ROLL UP AND STEP-UP 1.70)
---------------------------------------------------------------------------------------------------------------------------------

                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.998010                     $0.875900                          436,450

PRUDENTIAL JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $1.002660                     $0.815050                        4,493,317

PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $1.000380                     $1.012980                        3,183,106

PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.999630                     $0.910590                          849,860

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.999860                     $0.929160                        1,073,826

SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.999860                     $0.855960                          898,874

SP AIM GROWTH AND INCOME PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.999860                     $0.838610                        1,337,786

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.999860                     $0.851630                        1,592,163

SP ALLIANCE TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.999860                     $0.759270                        2,337,710

SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.999860                     $0.979220                        1,836,214

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.999860                     $1.003740                          288,927

SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.999860                     $1.012130                        3,194,985

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.999860                     $0.943500                          752,798

SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.999860                     $0.951050                        1,300,041

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.999860                     $0.834040                          782,539

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.999860                     $0.845970                        1,178,408

                                          THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED): AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (GMDB GREATER OF ROLL UP AND
STEP-UP 1.70)
---------------------------------------------------------------------------------------------------------------------------------

                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.999860                     $1.043250                          305,406

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.999860                     $0.911770                          690,992

SP MFS MID-CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.999860                     $0.972850                        1,175,567

SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.999860                     $1.014590                          444,968

SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.999860                     $1.046840                          793,489

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.999860                     $0.834960                        1,729,790

SP SMALL/MID CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.999860                     $1.108050                          866,330

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.999860                     $0.791610                          997,234

JANUS ASPEN SERIES- GROWTH PORTFOLIO SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $1.003970                     $0.829760                        1,295,174

* COMMENCEMENT OF BUSINESS

--------------------------------------------------------------------------------
 58

                                    APPENDIX
                  Calculation of Earnings Appreciator Benefit

EXAMPLE 1:
Assume that a purchase payment of $70,000 is made on the contract date. Assume that no withdrawals or subsequent purchase payments are made and that the contract value used in the death benefit calculation is $120,000. Also assume that the owner (or joint owner, if older) is younger than age 66 on the date the application is signed.

45% of lesser of:
  Adjusted Purchase Payment                  $70,000
  Allocated Earnings                         $50,000 contract value minus purchase payment)
Benefit (45% of $50,000)                     $22,500

EXAMPLE 2:
Assume that a 60 year old purchases a contract on 1/1/2001 with a $50,000 purchase payment.

The owner's initial purchase payment (purchase payment #1) grows to $90,000 on 1/1/2005, giving the contract $40,000 IN EARNINGS*, all allocated to the initial purchase payment. On this date, the owner makes an additional purchase payment of $60,000. The $60,000 purchase payment increases the contract value to $150,000 ($90,000 + $60,000). At this time, there are no earnings allocated to the additional purchase payment (purchase payment #2). However, future earnings will now be allocated to the two purchase payments in the following proportions:

      (purchase payment#1 + earnings)/total contract value = ($50,000 + $40,000*)/ $150,000 = 60%
      (purchase payment#2 + earnings)/total contract value = ($60,000 + $0)/ $150,000 = 40%

On 1/1/2009 the owner makes a withdrawal of $38,000. The contract value has grown an additional $40,000 from $150,000 on 1/1/2005 to $190,000 on 1/1/2009 prior to the withdrawal. The $40,000 IN NEW EARNINGS** will be allocated among the two purchase payments prior to the withdrawal using the percentages determined above.

      $40,000 IN NEW EARNINGS**
      Earnings Allocated to Adjusted Purchase Payment #1 (60% of $40,000**) = $24,000
      Earnings Allocated to Adjusted Purchase Payment # 2 (40% of $40,000**) = $16,000

The earnings allocated to each purchase payment now are as follows:

                                          BEFORE
                                           NEW
                                         EARNINGS        $40,000 NEW EARNINGS         TOTAL
                                         --------    +   --------------------    =   --------
Purchase Payment #1                      $ 50,000              $     0               $ 50,000
Earnings Allocated to #1                 $ 40,000              $24,000               $ 64,000
Purchase Payment #2                      $ 60,000              $     0               $ 60,000
Earnings Allocated to #2                 $      0              $16,000               $ 16,000
                                         --------              -------               --------
                                         $150,000     +        $40,000            =  $190,000

The withdrawal of $38,000 reduces the contract value by 20% ($38,000/$190,000). The withdrawal will reduce both purchase payments and the earnings allocated to each of them by 20% as shown below.

                                 BEFORE
                               WITHDRAWAL         REDUCED BY 20%
                               ----------         --------------
Adjusted Purchase Payment #1    $ 50,000             $ 40,000
Earnings Allocated to #1        $ 64,000             $ 51,200
Adjusted Purchase Payment #2    $ 60,000             $ 48,000
Earnings Allocated to #2        $ 16,000             $ 12,800
                                --------             --------
                                $190,000             $152,000

--------------------------------------------------------------------------------

The contract value grows $20,000 from $152,000 on 1/1/2009 to $172,000 on 1/1/2011. THE $20,000 IN NEW EARNINGS*** will be allocated among the two purchase payments using the percentages determined above.

        $20,000 IN NEW EARNINGS***
        Earnings Allocated to Adjusted Purchase Payment #1 (60% of $20,000***) = $12,000
        Earnings Allocated to Adjusted Purchase Payment # 2 (40% of $20,000***) = $ 8,000

The earnings allocated to each purchase payment now are as follows:

                                      BEFORE
                                       NEW
                                     EARNINGS        $20,000 NEW EARNINGS         TOTAL
                                     --------    +   --------------------    =   --------
Adjusted Purchase Payment #1         $ 40,000              $     0               $ 40,000
Earnings Allocated to #1             $ 51,200              $12,000               $ 63,200
Adjusted Purchase Payment #2         $ 48,000              $     0               $ 48,000
Earnings Allocated to #2             $ 12,800              $ 8,000               $ 20,800
                                     --------              -------               --------
                                     $152,000    +         $20,000           =   $172,000

Now let's calculate the total Earnings Appreciator Benefit as of 1/1/2011:

Benefit on Purchase Payment #1                           Benefit on Purchase Payment #2
  45% of lesser of:                                      45% of lesser of:
     Adjusted Purchase Payment        $40,000              Adjusted Purchase Payment           $48,000
     Allocated Earnings               $63,200              Allocated Earnings                  $20,800
  45% OF $40,000                      $18,000            45% OF $20,800                         $9,360

         TOTAL EARNINGS APPRECIATOR BENEFIT: $18,000 + $9,360 = $27,360

--------------------------------------------------------------------------------
 60

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

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

STRATEGIC PARTNERS(SM)
PLUS
--------------------------------------------------------------------------------
VARIABLE ANNUITY
--------------------------------------------------------------------------------
PROSPECTUS: MAY 1, 2001

THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE). PRUCO LIFE IS A WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.

THE FUNDS
------------------------------------------------------------

Strategic Partners Plus offers a wide variety of investment choices, including 33 variable investment options that invest in mutual funds managed by these leading asset managers:

PRUDENTIAL INVESTMENTS
JENNISON ASSOCIATES
A I M CAPITAL MANAGEMENT, INC.
ALLIANCE CAPITAL MANAGEMENT, LP
DEUTSCHE ASSET MANAGEMENT INC.
DAVIS SELECTED ADVISERS L.P.
EVERGREEN INVESTMENT MANAGEMENT COMPANY
FIDELITY RESEARCH & MANAGEMENT COMPANY (FMR)
INVESCO FUNDS GROUP, INC.
JANUS CAPITAL
MFS
PIMCO

You may choose between two versions of Strategic Partners Plus. One version, the Contract With Credit, provides for a bonus credit that we add to each purchase payment you make. If you choose this version of Strategic Partners Plus, some charges and expenses may be higher than if you choose the version without the credit. Those higher charges could exceed the amount of the credit under some circumstances, particularly if you withdraw purchase payments within a few years of making those purchase payments.

PLEASE READ THIS PROSPECTUS
------------------------------------------------------------

Please read this prospectus before purchasing a Strategic Partners Plus variable annuity contract, and keep it for future reference. Current prospectuses for the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference as well.

TO LEARN MORE ABOUT STRATEGIC PARTNERS PLUS
------------------------------------------------------------

To learn more about the Strategic Partners Plus variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 2001. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Strategic Partners Plus SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on Page 49 of this prospectus.

FOR A FREE COPY OF THE SAI CALL US AT:
------------------------------------------------------------
  [ARROW GRAPHIC]
      (888) PRU-2888 or write to us at:

  [ARROW GRAPHIC]
      Prudential Annuity Service Center
      P.O. Box 7960

      Philadelphia, PA 19101

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN STRATEGIC PARTNERS PLUS IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

CONTENTS
--------------------------------------------------------------------------------

                                       PART I: STRATEGIC PARTNERS PLUS PROSPECTUS
                                       ------------------------------------------------------------

                                       SUMMARY
                                       ------------------------------------------------------------
                                                Glossary...........................................      6
                                                Summary............................................      9
                                                Summary of Contract Expenses.......................     13
                                                Expense Examples...................................     17

                                       PART II: STRATEGIC PARTNERS PLUS PROSPECTUS
                                       ------------------------------------------------------------

                                       SECTIONS 1-9
                                       ------------------------------------------------------------

                                           Section 1: What is the Strategic Partners Plus Variable
                                             Annuity?..............................................     24
                                                Short Term Cancellation Right or "Free Look".......     25

                                           Section 2: What Investment Options Can I Choose?........     26
                                                Variable Investment Options........................     26
                                                Fixed Interest Rate Options........................     27
                                                Transfers Among Options............................     28
                                                Other Available Features...........................     28
                                                Voting Rights......................................     29
                                                Substitution.......................................     29

                                           Section 3: What Kind of Payments Will I Receive During
                                             the Income Phase? (Annuitization).......... ..........     30
                                                Payment Provisions Without the Guaranteed Minimum
                                                  Income Benefit...................................     30
                                                    Option 1: Annuity Payments for a Fixed
                                                  Period...........................................     30
                                                    Option 2: Life Annuity with 120 Payments (10
                                                  Years) Certain...................................     30
                                                    Option 3: Interest Payment Option..............     30
                                                    Other Annuity Options..........................     30
                                                Guaranteed Minimum Income Benefit..................     31
                                                    GMIB Option 1 -- Single Life Payout Option.....     32
                                                    GMIB Option 2 -- Joint Life Payout Option......     32

                                           Section 4: What is the Death Benefit?...................     33
                                                Beneficiary........................................     33
                                                Calculation of the Death Benefit...................     33
                                                Payout Options.....................................     34
                                                Earnings Appreciator -- Supplemental Death
                                                  Benefit..........................................     34

                                           Section 5: How Can I Purchase a Strategic Partners Plus
                                             Contract?.............................................     36
                                                Purchase Payments..................................     36
                                                Allocation of Purchase Payments....................     36
                                                Credits............................................     36
                                                Calculating Contract Value.........................     37

--------------------------------------------------------------------------------

                                           Section 6: What are the Expenses Associated with the
                                             Strategic Partners Plus Contract?.....................     38
                                                Insurance and Administrative Charge................     38
                                                Earnings Appreciator Charge........................     38
                                                Guaranteed Minimum Income Benefit Charge...........     39
                                                Annual Contract Fee................................     39
                                                Withdrawal Charge..................................     39
                                                Critical Care Access...............................     40
                                                Taxes Attributable to Premium......................     41
                                                Transfer Fee.......................................     41
                                                Company Taxes......................................     41

                                           Section 7: How Can I Access My Money?...................     42
                                                Withdrawals During the Accumulation Phase..........     42
                                                Automated Withdrawals..............................     42
                                                Suspension of Payments or Transfers................     42

                                           Section 8: What are the Tax Considerations Associated
                                             with the Strategic Partners Plus Contract?............     43
                                                Contracts Owned by Individuals (Not Associated with
                                                  Tax Favored Retirement Plans)....................     43
                                                Contracts Held by Tax-Favored Plans................     45

                                           Section 9: Other Information............................     48
                                                Pruco Life Insurance Company.......................     48
                                                The Separate Account...............................     48
                                                Sale and Distribution of the Contract..............     48
                                                Assignment.........................................     49
                                                Financial Statements...............................     49
                                                Statement of Additional Information................     49
                                                Householding.......................................     49
                                                IRA Disclosure Statement...........................     50

                                           Appendix................................................     54
                                                Calculation of Earnings Appreciator Benefit........     54


                                       PART III: PROSPECTUSES
                                       ------------------------------------------------------------

                                       VARIABLE INVESTMENT OPTIONS
                                       ------------------------------------------------------------

                                        THE PRUDENTIAL SERIES FUND, INC.

                                        EVERGREEN VARIABLE ANNUITY TRUST

                                        JANUS ASPEN SERIES

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 4

PART I SUMMARY
--------------------------------------------------------------------------------
STRATEGIC PARTNERS PLUS PROSPECTUS

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

GLOSSARY
--------------------------------------------------------------------------------
WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS OR TERMS.

ACCUMULATION PHASE

The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ADJUSTED CONTRACT VALUE

When you begin receiving income payments, the value of your contract minus (i) any charge we impose for premium taxes and (ii) if you have chosen the Contract With Credit, any credit that has not yet vested.

ADJUSTED PURCHASE PAYMENT

Your invested purchase payment adjusted for any subsequent withdrawals. The adjusted purchase payment is used only for calculations of the Earnings Appreciator benefit.

ANNUITANT

The person whose life determines the amount of income payments that we will pay.

ANNUITY DATE

The date when income payments are scheduled to begin.

BENEFICIARY

The person(s) or entity you have chosen to receive a death benefit.

CONTRACT DATE

The date on which we credit your initial purchase payment. We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACT OWNER, OWNER, OR YOU

The person entitled to the ownership rights under the contract.

CONTRACT VALUE

This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

CONTRACT WITH CREDIT

A version of the annuity contract that provides for a bonus credit with each purchase payment that you make, has higher withdrawal charges and a longer withdrawal charge period, and has no fixed rate investment options available.

CONTRACT WITHOUT CREDIT

A version of the annuity contract that does not provide a credit, has lower withdrawal charges and a shorter withdrawal charge period, and offers two fixed rate investment options: a one-year fixed rate option and a dollar cost averaging fixed rate option.

CREDIT

If you choose the Contract With Credit (which we previously defined), this is the bonus amount that we allocate to your account each time you make a purchase payment. The amount of the credit is a percentage of the purchase payment. The credit is subject to a vesting schedule, which means that if you withdraw all or part of a purchase payment within a certain period, or you begin the income phase or we pay a death benefit during that period, we may take back all or part of the credit. See "How Can I Purchase A Strategic Partners Plus Contract" on page 36.

--------------------------------------------------------------------------------
 6

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

DEATH BENEFIT

If the sole or last surviving owner dies, the beneficiary you designate will receive, at a minimum, the total amount invested, reduced by withdrawals or a potentially greater amount related to market appreciation. A guaranteed minimum death benefit is available for an additional charge.

EARNINGS APPRECIATOR

An optional feature that may be available for an additional charge that may provide a supplemental death benefit based on earnings under the contract.

FIXED INTEREST RATE OPTIONS

Under the Contract Without Credit (which we previously defined), these are investment options that offer a fixed rate of interest for either a one-year period (fixed rate option) or a selected period during which periodic transfers are made to selected variable investment options (dollar cost averaging fixed rate option). The fixed interest rate options are available only with the Contract Without Credit.

GUARANTEED MINIMUM DEATH BENEFIT

An optional feature available for an additional charge that guarantees that the death benefit that the beneficiary receives will be no less than a certain "protected value". Depending upon the terms of your contract, the protected value for the guaranteed minimum death benefit may equal the "roll-up value," the "step-up value," or the larger of the two. We define these terms below.

GUARANTEED MINIMUM INCOME BENEFIT

An optional feature that may be available for an additional charge that guarantees that the income payments you receive during the income phase will be no less than a certain "protected value" applied to the guaranteed annuity purchase rates. Currently, the protected value for the guaranteed minimum income benefit is equal to the "roll-up value," which we define below.

INCOME OPTIONS

Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.

INCOME PHASE

The period in which you receive income payments under the contract.

INVESTED PURCHASE PAYMENTS

Your purchase payments (which we define below) less any deduction we make for any premium or other tax charge.

JOINT OWNER

The person named as the joint owner, who shares ownership rights with the owner as defined in the contract.

NET PURCHASE PAYMENTS

Your total purchase payments (which we define below) less any withdrawals you have made.

PROTECTED VALUE

If you choose a guaranteed minimum death benefit and/or guaranteed minimum income benefit, the guaranteed amount of the benefit. If both the guaranteed minimum death benefit and the guaranteed minimum income benefit are available to you and you choose both of these options, the protected value of each may be different. Depending upon the terms of your contract, the protected value of the guaranteed minimum death benefit may equal the "roll-up value," the "step-up value," or the greater of the two. The protected value of the guaranteed minimum income benefit, if available, will equal the "roll-up value."

PRUDENTIAL ANNUITY SERVICE CENTER

For general correspondence: P.O. Box 7960, Philadelphia, PA 19101. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The telephone number is 888-PRU-2888.

PURCHASE PAYMENTS

The amount of money you pay us to purchase the contract. With some restrictions, you can make additional purchase payments at any time during the accumulation phase.

ROLL-UP VALUE

The total of all invested purchase payments compounded daily at an effective annual rate of 5.0%, subject to a cap of 200% of all invested purchase payments and to certain

--------------------------------------------------------------------------------

GLOSSARY CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

age restrictions. Both the roll-up and the cap are reduced proportionally by withdrawals. Depending upon the terms of your contract and what options you choose, we may use the roll-up value to compute the protected value of the guaranteed minimum death benefit and/or the guaranteed minimum income benefit.

SEPARATE ACCOUNT

We hold your purchase payments allocated to the variable investment options in a separate account called the Pruco Life Flexible Premium Variable Annuity Account. The separate account is set apart from all of the general assets of Pruco Life.

STATEMENT OF ADDITIONAL INFORMATION

A document containing certain additional information about the Strategic Partners Plus variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

STEP-UP VALUE

The highest value of the contract on any contract anniversary date, subject to certain age restrictions. Between anniversary dates, the step-up value is only increased by additional purchase payments and reduced proportionally by withdrawals. Depending upon the terms of your contract and what options you choose, we may use the step-up value to compute the protected value of the guaranteed minimum death benefit.

TAX DEFERRAL

This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See "What Are the Tax Considerations Associated with the Strategic Partners Plus Contract," page 43.

VARIABLE INVESTMENT OPTION

When you choose a variable investment option, we purchase shares of the mutual fund which are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life that invests in a particular mutual fund is referred to in your contract as a subaccount.

--------------------------------------------------------------------------------
 8

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

Summary for Sections 1-9
--------------------------------------------------------------------------------

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN PART II OF THE PROSPECTUS.

SECTION 1
WHAT IS THE STRATEGIC PARTNERS PLUS VARIABLE ANNUITY?

The Strategic Partners Plus variable annuity is a contract between you, the owner, and us, the insurance company, Pruco Life Insurance Company (Pruco Life, we or us). The contract allows you to invest on a tax-deferred basis in one or more of 33 variable investment options. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit.

   There are two versions of the Strategic Partners Plus variable annuity.

Contract With Credit.  One version of the contract:

- provides for a bonus credit that we add to each purchase payment that you make,

-  has higher withdrawal charges and a longer withdrawal charge period, and

-  has no fixed rate investment options available.

   We call this version the "Contract With Credit."

Contract Without Credit.  The other version of the contract:

-  does not provide a credit,

-  has lower withdrawal charges and a shorter withdrawal charge period, and

- offers two fixed rate investment options: a one-year fixed rate option and a dollar cost averaging fixed rate option.

   We call this version the "Contract Without Credit."

   Unless we state otherwise, when we use the word contract, it applies to both versions.

   The variable investment options available under the contract offer the opportunity for a favorable return. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value.

   The fixed interest rate options available under the Contract Without Credit offer a guaranteed interest rate. While your money is allocated to one of these options, your principal amount will not decrease and we guarantee that your money will earn at least 3% interest annually. Payments you allocate to the fixed interest rate options become part of Pruco Life's general assets.

   You can invest your money in any or all of the variable investment options and (under the Contract Without Credit) the fixed interest rate options. You may make up to 12 free transfers each contract year among the variable investment options. For the Contract Without Credit, certain restrictions apply to transfers involving the fixed interest rate options.

   The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase.

- During the accumulation phase, any earnings grow on a tax-deferred basis and are generally only taxed as income when you make a withdrawal.

- The income phase starts when you begin receiving regular payments from your contract.

   The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount you will receive during the income phase. Other factors will affect the amount of your payments, such as age, gender, and the payout option you select.

   The contract offers a choice of death benefit options. A guaranteed minimum income benefit may also be available to you.

   If you change your mind about owning Strategic Partners Plus, you may cancel your contract within 10 days after receiving it (or whatever period is required under applicable state law). We call this the "Free Look" period.

--------------------------------------------------------------------------------

Summary for Sections 1-9 CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

SECTION 2
WHAT INVESTMENT OPTIONS CAN I CHOOSE?

You can invest your money in any or all of the following variable investment options:

THE PRUDENTIAL SERIES FUND

   Prudential Global Portfolio

   Prudential Jennison Portfolio (domestic equity)

   Prudential Money Market Portfolio

   Prudential Stock Index Portfolio

   SP Aggressive Growth Asset Allocation Portfolio

   SP AIM Aggressive Growth Portfolio

   SP AIM Growth and Income Portfolio

   SP Alliance Large Cap Growth Portfolio

   SP Alliance Technology Portfolio

   SP Balanced Asset Allocation Portfolio

   SP Conservative Asset Allocation Portfolio

   SP Davis Value Portfolio

   SP Deutsche International Equity Portfolio

   SP Growth Asset Allocation Portfolio

   SP INVESCO Small Company Growth Portfolio

   SP Jennison International Growth Portfolio

   SP Large Cap Value Portfolio

   SP MFS Capital Opportunities Portfolio

   SP MFS Mid-Cap Growth Portfolio

   SP PIMCO High Yield Portfolio

   SP PIMCO Total Return Portfolio

   SP Prudential U.S. Emerging Growth Portfolio

   SP Small/Mid Cap Value Portfolio

   SP Strategic Partners Focused Growth Portfolio

EVERGREEN VARIABLE ANNUITY TRUST

   Evergreen VA Blue Chip Fund

   Evergreen VA Capital Growth Fund

   Evergreen VA Foundation Fund (domestic balanced/equity & fixed income)

   Evergreen VA Global Leaders Fund (international & global growth/equity)

   Evergreen VA Growth Fund

   Evergreen VA Masters Fund (domestic growth/ all cap/equity)

   Evergreen VA Omega Fund (domestic growth/ all cap/equity)

   Evergreen VA Small Cap Value Fund

JANUS ASPEN SERIES

   Growth Portfolio -- Service Shares

   Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the performance of the mutual fund portfolios used by the variable investment options that you choose. Performance information for the variable investment options appears in the Statement of Additional Information (SAI). Past performance is not a guarantee of future results.

   If you choose the Contract Without Credit, two guaranteed fixed interest rate options are also available:

- The one-year fixed rate option offers an interest rate that is guaranteed by us for one year and will always be at least 3% per year.

- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected period during which we make periodic transfers from this option to the variable investment options you select. We guarantee that the interest rate for the dollar cost averaging fixed rate option will always be at least 3% per year.

SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Generally, once you begin receiving regular payments, you cannot change your payment plan.

   For an additional fee, you may also choose, if it is available under your contract, the guaranteed minimum income benefit. See "What Kind Of Payments Will I Receive During the Income Phase" on page 30.

SECTION 4
WHAT IS THE DEATH BENEFIT?

If the sole owner, or last surviving of the owner and joint owner, dies before the income phase of the contract begins, the person(s) or entity that you have chosen as your beneficiary will receive, at a minimum, the greater of (i) the contract value, (ii) either the base death benefit or, for a higher insurance charge, a potentially larger guaranteed minimum death benefit. The base death benefit equals the total amount invested adjusted

--------------------------------------------------------------------------------
 10

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

for withdrawals. The guaranteed minimum death benefit is equal to a "protected value" that depends upon which of the following guaranteed minimum death benefit options you choose:

- the highest value of the contract on any contract anniversary, which we call the "step-up value";

- the total amount you invest increased by a guaranteed rate of return, which we call the "roll-up value"; or

-  the greater of the step-up value or roll-up value.

   Depending upon the terms of your contract, not all guaranteed death benefit options may be available. See "What is the Death Benefit" on page 33.

   For an additional fee, you may also choose, if it is available under your contract, the Earnings Appreciator supplemental death benefit.

SECTION 5
HOW CAN I PURCHASE A STRATEGIC PARTNERS PLUS CONTRACT?

Under most circumstances, you can purchase this contract with a minimum initial purchase payment of $10,000. Generally, you can make additional purchase payments of $1,000 or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms. The Contract With Credit provides for the allocation of a credit with each purchase payment.

SECTION 6
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS CONTRACT?

The contract has insurance features and investment features, both of which have related cost and charges.

- Each year we may deduct a contract maintenance charge. Currently, if your contract value is $50,000 or more, we do not deduct such a charge. If your contract value is less than $50,000, we deduct a charge equal to $30 or, if your contract value is less than $1,500, equal to 2% of your contract value.

- For insurance and administrative costs, we also deduct a daily charge based on the average daily value of all assets allocated to the variable investment options, depending on the death benefit option that you choose. The daily charge is equivalent to an annual charge of:

   --  1.40% if you do not choose the guaranteed minimum death benefit,

   -- 1.60% if you choose the roll-up or step-up guaranteed minimum death benefit option, and

   -- 1.70% if you choose the guaranteed minimum death benefit option of the greater of the roll-up or step-up.

- We will deduct an additional charge if you choose the Earnings Appreciator supplemental death benefit. We deduct this charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is based on an annual rate of 0.15% of your contract value if you have also selected the guaranteed minimum death benefit option (0.20% if you have not selected the guaranteed minimum death benefit option).

- We will deduct an additional charge if you choose the guaranteed minimum income benefit. We deduct this annual charge from your contract value on the contract anniversary and upon certain other events. Currently, only the roll-up guaranteed minimum income benefit option is available. The charge for this benefit is equal to 0.25% of the roll-up value. In the future, we may also offer other options, for which different charges may apply.

- A few states and jurisdictions assess a premium tax when you begin receiving regular income payments from your annuity. In those states, we will assess the required premium tax charge, which can range up to 3.5% of your contract value.

- The mutual funds in which the variable investment options invest also incur fees and expenses. These daily charges currently range on an annual basis from 0.39% to 1.30% of a fund's average daily net assets.

- If, after making a purchase payment, you withdraw money (or you begin the income phase) less than:

   -- nine contract anniversaries later, if you purchase the Contract With Credit, or
--------------------------------------------------------------------------------

Summary for Sections 1-9 CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

   -- seven contract anniversaries later, if you purchase the Contract Without Credit, then you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-7%.

   For more information, including details about other possible charges under the contract, see "Summary of Contract Expenses" on page 13 and "What Are The Expenses Associated With The Strategic Partners Plus Contract?" on page 38.

SECTION 7
HOW CAN I ACCESS MY MONEY?

You may withdraw money at any time during the accumulation phase. If you do so, however, you may be subject to income tax and, if you make a withdrawal prior to age 59 1/2, an additional tax penalty as well. If you withdraw money less than nine years (for the Contract With Credit) or seven years (for the Contract Without Credit) after making a purchase payment, we may impose a withdrawal charge. In addition, if you purchase a Contract With Credit, we may take back any credit that has not vested that corresponds to the purchase payment(s) you withdraw.

SECTION 8
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS CONTRACT?

Your earnings are generally not taxed until you withdraw them. If you take money out during the accumulation phase, the tax laws treat the withdrawal as first a withdrawal of earnings, which are taxed as ordinary income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered a return of your original investment and therefore will not be taxable as income. Generally, all amounts withdrawn from an Individual Retirement Annuity (IRA) contract (excluding Roth IRAs) prior to age 59 1/2 are taxable and subject to the 10% penalty.

SECTION 9
OTHER INFORMATION

This contract is issued by Pruco Life, a subsidiary of the Prudential Insurance Company of America, and sold by registered representatives.

--------------------------------------------------------------------------------
 12

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

Summary of Contract Expenses
--------------------------------------------------------------------------------

THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS AND EXPENSES YOU WILL PAY FOR STRATEGIC PARTNERS PLUS. THIS SUMMARY INCLUDES THE 2000 EXPENSES OF THE MUTUAL FUNDS USED BY THE VARIABLE INVESTMENT OPTIONS AFTER 2000, BUT DOES NOT INCLUDE ANY CHARGE FOR PREMIUM TAXES THAT MIGHT BE APPLICABLE IN YOUR STATE.

The chart below summarizes maximum charges for Strategic Partners Plus. For more detailed information, including additional information about current and maximum charges, see "What Are The Expenses Associated With The Strategic Partners Plus Contract?" on page 38. For more detailed expense information about the mutual funds, please refer to the individual fund prospectuses, which you will find attached at the back of this prospectus.

WITHDRAWAL CHARGE (SEE NOTE 1 ON PAGE 14)
---------------------------------------------------------
         NUMBER OF CONTRACT           CONTRACT   CONTRACT
        ANNIVERSARIES SINCE             WITH     WITHOUT
          PURCHASE PAYMENT             CREDIT     CREDIT
        -------------------           --------   --------
                 0                       7%         7%
                 1                       7%         6%
                 2                       7%         5%
                 3                       6%         4%
                 4                       5%         3%
                 5                       4%         2%
                 6                       3%         1%
                 7                       2%         0%
                 8                       1%         0%
                 9                       0%         0%
                                         --         --

--------------------------------------------------------------------------------

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

                    MAXIMUM TRANSFER FEE                      ALL CONTRACTS
---------------------------------------------------------------------------
         first 12 transfers per contract year                     $   0
         each transfer after the first 12 in a contract year
           (see Note 2 below)                                     $  30

MAXIMUM ANNUAL CONTRACT FEE AND CONTRACT CHARGE UPON FULL
  WITHDRAWAL (SEE NOTE 3 BELOW)
  -------------------------------------------------------------------------
                                                                  $  60

INSURANCE AND ADMINISTRATIVE EXPENSES
  -------------------------------------------------------------------------
         AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE ALLOCATED
           TO VARIABLE INVESTMENT OPTIONS
         BASE DEATH BENEFIT:                                       1.40%
         Guaranteed Minimum Death Benefit Option--Roll-Up or
           Step-Up:                                                1.60%
         Guaranteed Minimum Death Benefit Option--Greater of
           Roll-Up and Step-Up:                                    1.70%

ANNUAL GUARANTEED MINIMUM INCOME BENEFIT CHARGE AND CHARGE
  UPON CERTAIN WITHDRAWALS (SEE NOTE 4 BELOW)
--------------------------------------------------------------------------------

                                                       0.25% of the "roll-up
                                                     value"
                                                           (SEE NOTE 4 BELOW)

ANNUAL EARNINGS APPRECIATOR CHARGE AND CHARGE
  UPON CERTAIN TRANSACTIONS (SEE NOTE 5 BELOW)
--------------------------------------------------------------------------------

                                                      0.20% of contract value
                                                     (0.15% if guaranteed
                                                      minimum death benefit
                                                      option is also selected)

NOTE 1: Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We will waive the withdrawal fee if we pay a death benefit or under certain other circumstances. See "Withdrawal Charge" on page 39.

NOTE 2: Currently we charge $25 for each transfer after the twelfth in a contract year. We can raise that charge up to a maximum of $30, as shown in the above table, but have no current intention to do so. We will not charge you for transfers made in connection with Dollar Cost Averaging and Auto-Rebalancing and do not count them toward the limit of 12 free transfers per year.

NOTE 3: As shown in the table above, we have the right to assess a fee of up to $60 annually and at the time of full withdrawal. Currently, we do not assess this fee if your contract value is at least $50,000. If your contract value is at least $1,500 but less than $50,000, we currently assess a fee of $30. If your contract value is less than $1,500, we currently assess a lower fee, equal to 2% of your contract value. Although we could raise these fees up to the maximum of $60, we have no current intention to do so.

NOTE 4: We impose this charge only if you choose the guaranteed minimum income benefit. See "Guaranteed Minimum Income Benefit," on page 31. This charge is equal to 0.25% of the "roll-up value." Subject to certain age restrictions, the roll-up value is the total of all invested purchase payments compounded daily at an effective annual rate of 5.0%, subject to a 200% cap. Both the roll-up value and the cap are reduced proportionally by withdrawals. We assess this fee annually. We also assess this fee if you make a full withdrawal, but prorate the fee to reflect a partial rather than full year. If you make a partial withdrawal, we will assess the prorated fee if the remaining contract value after the withdrawal would be less than the amount of the prorated fee; otherwise we will not assess the fee at that time. In the future, we may make other guaranteed minimum income benefit options available. Those other options may involve different fees.

NOTE 5: We impose this charge only if you choose the Earnings Appreciator supplemental death benefit. The charge for this benefit is based on an annual rate of 0.15% of your contract value if you have also selected a guaranteed minimum death benefit option (0.20% if you have not selected a guaranteed minimum death benefit option). We deduct this charge annually. We also deduct this charge if you make a full withdrawal or enter the income phase of your contract, or if a death benefit is payable, but prorate the fee to reflect a partial rather than full year. If you make a partial withdrawal, we will deduct the prorated fee if the remaining contract value after the withdrawal would be less than the amount of the prorated fee; otherwise we will not deduct the fee at that time. The fee is also calculated when you make any purchase payment or withdrawal but we do not deduct it until the next deduction date.

NOTES FOR ANNUAL MUTUAL FUND
EXPENSES
  (Appearing on Page 15)

These are the historical fund
expenses for the year ended
December 31, 2000, except as
indicated. Fund expenses are not
fixed or guaranteed by the
Strategic Partners Plus contract
and will vary from year to year.

(1) THE PRUDENTIAL SERIES FUND:

Because this is the first full year
of operation for all "SP"
Portfolios, other expenses are
estimated based on management's
projection of non-advisory fee
expenses. Each "SP" Portfolio has
expense reimbursements in effect,
and the table shows total expenses
both with and without these expense
reimbursements. These expense
reimbursements are voluntary and
may be terminated at any time.

(2) Each Asset Allocation Portfolio
of The Prudential Series Fund
invests in a combination of
underlying portfolios of The
Prudential Series Fund. The Total
Expenses and Total Expenses After
Expense Reimbursement for each
Asset Allocation Portfolio are
calculated as a blend of the fees
of the underlying portfolios, plus
a 0.05% advisory fee payable to the
investment adviser, Prudential
Investments Fund Management LLC.

(3) From time to time, the Fund's
Investment advisor may, at its
discretion, reduce or waive its
fees or reimburse the Fund for
certain of its expenses in order to
reduce expense ratios. The Fund's
investment advisor may cease these
waivers or reimbursement at any
time.

(4) JANUS ASPEN SERIES GROWTH
    PORTFOLIO -- SERVICE SHARES:

Table reflects expenses based upon
expenses for the fiscal year ended
December 31, 2000, restated to
reflect a reduction in the
management fee. All expenses are
shown without the effect of any
offset arrangements.

--------------------------------------------------------------------------------
 14

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

ANNUAL MUTUAL FUND EXPENSES (AFTER REIMBURSEMENT, IF ANY):
------------------------------------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL EXPENSES AFTER
                                                               INVESTMENT      OTHER                            EXPENSE
                                                              ADVISORY FEES   EXPENSES   TOTAL EXPENSES      REIMBURSEMENT*
THE PRUDENTIAL SERIES FUND(1)
------------------------------------------------------------------------------------------------------------------------------
         Prudential Global Portfolio                              0.75%        0.10%         0.85%               0.85%
         Prudential Jennison Portfolio                            0.60%        0.04%         0.64%               0.64%
         Prudential Money Market Portfolio                        0.40%        0.04%         0.44%               0.44%
         Prudential Stock Index Portfolio                         0.35%        0.04%         0.39%               0.39%
         SP Aggressive Growth Asset Allocation Portfolio(2)       0.84%        0.40%         1.24%               1.04%
         SP AIM Aggressive Growth Portfolio                       0.95%        1.29%         2.24%               1.07%
         SP AIM Growth and Income Portfolio                       0.85%        0.87%         1.72%               1.00%
         SP Alliance Large Cap Growth Portfolio                   0.90%        0.37%         1.27%               1.10%
         SP Alliance Technology Portfolio                         1.15%        0.65%         1.80%               1.30%
         SP Balanced Asset Allocation Portfolio(2)                0.75%        0.33%         1.08%               0.92%
         SP Conservative Asset Allocation Portfolio(2)            0.71%        0.30%         1.01%               0.87%
         SP Davis Value Portfolio                                 0.75%        0.18%         0.93%               0.83%
         SP Deutsche International Equity Portfolio               0.90%        0.72%         1.62%               1.10%
         SP Growth Asset Allocation Portfolio(2)                  0.80%        0.35%         1.15%               0.97%
         SP INVESCO Small Company Growth Portfolio                0.95%        1.08%         2.03%               1.15%
         SP Jennison International Growth Portfolio               0.85%        0.45%         1.30%               1.24%
         SP Large Cap Value Portfolio                             0.80%        1.00%         1.80%               0.90%
         SP MFS Capital Opportunities Portfolio                   0.75%        0.96%         1.71%               1.00%
         SP MFS Mid Cap Growth Portfolio                          0.80%        0.63%         1.43%               1.00%
         SP PIMCO High Yield                                      0.60%        0.44%         1.04%               0.82%
         SP PIMCO Total Return Portfolio                          0.60%        0.26%         0.86%               0.76%
         SP Prudential U.S. Emerging Growth Portfolio             0.60%        0.47%         1.07%               0.90%
         SP Small/Mid Cap Value Portfolio                         0.90%        0.51%         1.41%               1.05%
         SP Strategic Partners Focused Growth Portfolio           0.90%        0.85%         1.75%               1.01%

EVERGREEN VARIABLE ANNUITY TRUST
------------------------------------------------------------------------------------------------------------------------------
         Evergreen VA Blue Chip Fund(3)                           0.61%        0.64%         1.25%               1.01%
         Evergreen VA Capital Growth Fund(3)                      0.80%        0.32%         1.12%               1.03%
         Evergreen VA Foundation Fund                             0.75%        0.17%         0.92%               0.92%
         Evergreen VA Global Leaders Fund(3)                      0.87%        0.29%         1.16%               1.01%
         Evergreen VA Growth Fund(3)                              0.70%        0.34%         1.04%               0.77%
         Evergreen VA Masters Fund(3)                             0.87%        0.25%         1.12%               1.01%
         Evergreen VA Omega Fund                                  0.52%        0.16%         0.68%               0.68%
         Evergreen VA Small Cap Value Fund(3)                     0.87%        0.27%         1.14%               1.02%

                                                               INVESTMENT      12b-1
                                                              ADVISORY FEES    FEE(2)    OTHER EXPENSES      TOTAL EXPENSES
JANUS ASPEN SERIES(4)
------------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares                         0.65%        0.25%         0.02%               0.92%

* Reflects fee waivers and reimbursement of expenses, if any. See notes on page 14.

The "Expense Examples" on the following pages are calculated using the figures in the "Total Actual Expenses After Expense Reimbursement" column in the above table.

--------------------------------------------------------------------------------

                       This page intentionally left blank

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

Expense Examples
--------------------------------------------------------------------------------

THESE EXAMPLES WILL HELP YOU COMPARE THE FEES AND EXPENSES OF THE DIFFERENT VARIABLE INVESTMENT OPTIONS OFFERED BY STRATEGIC PARTNERS PLUS. YOU CAN ALSO USE THE EXAMPLES TO COMPARE THE COST OF STRATEGIC PARTNERS PLUS WITH OTHER VARIABLE ANNUITY CONTRACTS.

EXAMPLE 1a: CONTRACT WITHOUT CREDIT: BASE DEATH BENEFIT, AND YOU WITHDRAW ALL YOUR ASSETS

This example assumes that:

-  You invest $10,000 in the Contract Without Credit;

- You do not choose a Guaranteed Minimum Death Benefit Option or Guaranteed Minimum Income Benefit Option;

- You allocate all of your assets to only one of the variable investment options;

-  The investment has a 5% return each year;

-  The mutual fund's operating expenses remain the same each year; and

-  You withdraw all your assets at the end of the indicated period.

EXAMPLE 1b: CONTRACT WITHOUT CREDIT: BASE DEATH BENEFIT, AND YOU DO NOT WITHDRAW YOUR ASSETS

This example makes exactly the same assumptions as Example 1a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXAMPLE 2a: CONTRACT WITHOUT CREDIT: GREATER OF ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION; GUARANTEED MINIMUM INCOME BENEFIT; EARNINGS APPRECIATOR; AND YOU WITHDRAW ALL YOUR ASSETS

This example assumes that:

-  You invest $10,000 in the Contract Without Credit;

- You choose Guaranteed Minimum Death Benefit Option that provides the greater of the step-up or roll-up death benefit;

-  You choose the Guaranteed Minimum Income Benefit Option;

-  You choose the Earnings Appreciator;

- You allocate all of your assets to only one of the variable investment options;

-  The investment has a 5% return each year;

-  The mutual fund's operating expenses remain the same each year; and

-  You withdraw all your assets at the end of the indicated period.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

Example 2b: Contract Without Credit: Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit Option; Guaranteed Minimum Income Benefit; Earnings Appreciator; and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

Example 3a: Contract With Credit: Base Death Benefit, and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the Contract With Credit.

Example 3b: Contract With Credit: Base Death Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 1b except that it assumes that you invest in the Contract With Credit

Example 4a: Contract With Credit: Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit Option; Guaranteed Minimum Income Benefit; Earnings Appreciator and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you invest in the Contract With Credit;

Example 4b: Contract With Credit: Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit Option; Guaranteed Minimum Income Benefit; Earnings Appreciator and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2b except that it assumes that you invest in the Contract With Credit.

Your actual costs may be higher or lower, but examples of what your costs would be based on these assumptions appear on the following page.

NOTES FOR EXPENSE EXAMPLES:

These examples do not show past or
future expenses. Actual expenses
may be higher or lower.

These examples assume that the
current expense reimbursements
remain in effect during the life of
the contract. If the expense
reimbursements terminated, expenses
could increase.

The values shown in the 10 year
column are the same for Example 1a
and Example 1b, the same for
Example 2a and 2b, the same for
Example 3a and 3b, and the same for
Example 4a and 4b. This is because
if 10 years have elapsed since your
last purchase payment, we would no
longer deduct withdrawal charges
when you make a withdrawal or begin
the income phase of your contract.

If your contract value is less than
$50,000 on your contract
anniversary (or upon a full
withdrawal), we deduct $30 or, if
your contract value is less than
$1,500, a lower amount equal to 2%
of your contract value. The
examples use an average annual
contract fee, which we calculated
based on our estimate of the total
contract fees we expect to collect
in the initial year of this
contract. Based on these estimates,
the annual contract fee is included
as an annual charge of 0.05% of
contract value.

Your actual fees will vary based on
the amount of your contract and
your specific allocation among the
investment options.

The examples do not reflect premium
taxes. We may apply a charge for
premium taxes depending on what
state you live in.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

CONTRACT WITHOUT CREDIT:
BASE DEATH BENEFIT; NO GUARANTEED MINIMUM INCOME BENEFIT
-----------------------------------------------------------------------------------------------------------------------
                                                                                          EXAMPLE 1b:
                                                          EXAMPLE 1a:                     IF YOU DO NOT WITHDRAW YOUR
                                                          IF YOU WITHDRAW YOUR ASSETS     ASSETS
                                                          -------------------------------------------------------------
                                                          1 YR   3 YRS   5 YRS   10 YRS   1 YR   3 YRS   5 YRS   10 YRS
THE PRUDENTIAL SERIES FUND
-----------------------------------------------------------------------------------------------------------------------
         Prudential Global Portfolio                      $863   $1168   $1500   $2636    $233   $718    $1230   $2636
         Prudential Jennison Portfolio                    $842   $1105   $1394   $2421    $212   $655    $1214   $2421
         Prudential Money Market Portfolio                $822   $1044   $1291   $2212    $192   $594    $1021   $2212
         Prudential Stock Index Portfolio                 $817   $1029   $1265   $2159    $187   $579     $995   $2159
         SP Aggressive Growth Asset Allocation Portfolio  $882   $1226   $1596   $2826    $252   $776    $1326   $2826
         SP AIM Aggressive Growth Portfolio               $885   $1235   $1610   $2856    $255   $785    $1340   $2856
         SP AIM Growth and Income Portfolio               $878   $1214   $1576   $2786    $248   $764    $1306   $2786
         SP Alliance Large Cap Growth Portfolio           $888   $1243   $1625   $2885    $258   $793    $1355   $2885
         SP Alliance Technology Portfolio                 $908   $1303   $1724   $3080    $278   $853    $1454   $3080
         SP Balanced Asset Allocation Portfolio           $870   $1189   $1535   $2706    $240   $739    $1265   $2706
         SP Conservative Asset Allocation Portfolio       $865   $1174   $1510   $2656    $235   $724    $1240   $2656
         SP Davis Value Portfolio                         $861   $1162   $1490   $2615    $231   $712    $1220   $2615
         SP Deutsche International Equity Portfolio       $888   $1243   $1625   $2885    $258   $793    $1355   $2885
         SP Growth Asset Allocation Portfolio             $875   $1205   $1561   $2756    $245   $755    $1291   $2756
         SP INVESCO Small Company Growth Portfolio        $893   $1258   $1650   $2934    $263   $808    $1380   $2934
         SP Jennison International Growth Portfolio       $902   $1285   $1695   $3022    $272   $835    $1425   $3022
         SP Large Cap Value Portfolio                     $868   $1183   $1525   $2686    $238   $733    $1255   $2686
         SP MFS Capital Opportunities Portfolio           $878   $1214   $1576   $2786    $248   $764    $1306   $2786
         SP MFS Mid-Cap Growth Portfolio                  $878   $1214   $1576   $2786    $248   $764    $1306   $2786
         SP PIMCO High Yield Portfolio                    $860   $1159   $1485   $2605    $230   $709    $1215   $2605
         SP PIMCO Total Return Portfolio                  $854   $1141   $1455   $2544    $224   $691    $1185   $2544
         SP Prudential U.S. Emerging Growth Portfolio     $868   $1183   $1525   $2686    $238   $733    $1255   $2686
         SP Small/Mid Cap Value Portfolio                 $883   $1229   $1601   $2836    $253   $779    $1331   $2836
         SP Strategic Partners Focused Growth Portfolio   $879   $1217   $1581   $2796    $249   $767    $1311   $2796

EVERGREEN VARIABLE ANNUITY TRUST
-----------------------------------------------------------------------------------------------------------------------
         Evergreen VA Blue Chip Fund                      $879   $1217   $1581   $2796    $249   $767    $1311   $2796
         Evergreen VA Capital Growth Fund                 $881   $1223   $1591   $2816    $251   $773    $1321   $2816
         Evergreen VA Foundation Fund                     $870   $1189   $1535   $2706    $240   $739    $1265   $2706
         Evergreen VA Global Leaders Fund                 $879   $1217   $1581   $2796    $249   $767    $1311   $2796
         Evergreen VA Growth Fund                         $855   $1144   $1460   $2554    $225   $694    $1190   $2554
         Evergreen VA Masters Fund                        $879   $1217   $1581   $2796    $249   $767    $1311   $2796
         Evergreen VA Omega Fund                          $846   $1117   $1414   $2462    $216   $667    $1144   $2462
         Evergreen VA Small Cap Value Fund                $880   $1220   $1586   $2806    $250   $770    $1316   $2806

JANUS ASPEN SERIES
-----------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares                 $870   $1189   $1535   $2706    $240   $739    $1265   $2706

These examples do not show past or future expenses. Actual expenses may be higher or lower.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

CONTRACT WITHOUT CREDIT: GREATER OF ROLL-UP OR STEP-UP GUARANTEED MINIMUM
DEATH BENEFIT OPTION; GUARANTEED MINIMUM INCOME BENEFIT; EARNINGS
APPRECIATOR
----------------------------------------------------------------------------------------------------------------------

                                                         EXAMPLE 2a:                     EXAMPLE 2b:
                                                         IF YOU WITHDRAW YOUR ASSETS     IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                         ---------------------------------------------------------------------
                                                         1 YR   3 YRS   5 YRS   10 YRS    1 YR     3 YRS     5 YRS     10 YRS
THE PRUDENTIAL SERIES FUND
------------------------------------------------------------------------------------------------------------------------------
         Prudential Global Portfolio                     $918   $1333   $1774   $3176     $288      $883     $1504      $3176
         Prudential Jennison Portfolio                   $897   $1270   $1670   $2973     $267      $820     $1400      $2973
         Prudential Money Market Portfolio               $877   $1211   $1571   $2776     $247      $761     $1301      $2776
         Prudential Stock Index Portfolio                $872   $1195   $1545   $2726     $242      $745     $1275      $2726
         SP Aggressive Growth Asset Allocation
           Portfolio                                     $937   $1389   $1866   $3355     $307      $939     $1596      $3355
         SP AIM Aggressive Growth Portfolio              $940   $1398   $1881   $3383     $310      $948     $1611      $3383
         SP AIM Growth and Income Portfolio              $933   $1377   $1847   $3318     $303      $927     $1577      $3318
         SP Alliance Large Cap Growth Portfolio          $943   $1407   $1895   $3411     $313      $957     $1625      $3411
         SP Alliance Technology Portfolio                $963   $1465   $1992   $3595     $333     $1015     $1722      $3595
         SP Balanced Asset Allocation Portfolio          $925   $1354   $1808   $3242     $295      $904     $1538      $3242
         SP Conservative Asset Allocation Portfolio      $920   $1339   $1783   $3195     $290      $889     $1513      $3195
         SP Davis Value Portfolio                        $916   $1327   $1764   $3157     $286      $877     $1494      $3157
         SP Deutsche International Equity Portfolio      $943   $1407   $1895   $3411     $313      $957     $1625      $3411
         SP Growth Asset Allocation Portfolio            $930   $1368   $1832   $3290     $300      $918     $1562      $3290
         SP INVESCO Small Company Growth Portfolio       $948   $1421   $1919   $3457     $318      $971     $1649      $3457
         SP Jennison International Growth Portfolio      $957   $1448   $1963   $3540     $327      $998     $1693      $3540
         SP Large Cap Value Portfolio                    $923   $1348   $1798   $3223     $293      $898     $1528      $3223
         SP MFS Capital Opportunities Portfolio          $933   $1377   $1847   $3318     $303      $927     $1577      $3318
         SP MFS Mid-Cap Growth Portfolio                 $933   $1377   $1847   $3318     $303      $927     $1577      $3318
         SP PIMCO High Yield Portfolio                   $915   $1324   $1759   $3147     $285      $874     $1489      $3147
         SP PIMCO Total Return Portfolio                 $909   $1306   $1729   $3090     $279      $856     $1459      $3090
         SP Prudential U.S. Emerging Growth Portfolio    $923   $1348   $1798   $3223     $293      $898     $1528      $3223
         SP Small/Mid Cap Value Portfolio                $938   $1392   $1871   $3365     $308      $942     $1601      $3365
         SP Strategic Partners Focused Growth Portfolio  $934   $1380   $1852   $3327     $304      $930     $1582      $3327
EVERGREEN VARIABLE ANNUITY TRUST
------------------------------------------------------------------------------------------------------------------------------
         Evergreen VA Blue Chip Fund                     $934   $1380   $1852   $3327     $304      $930     $1582      $3327
         Evergreen VA Capital Growth Fund                $936   $1386   $1861   $3346     $306      $936     $1591      $3346
         Evergreen VA Foundation Fund                    $925   $1354   $1808   $3242     $295      $904     $1538      $3242
         Evergreen VA Global Leaders Fund                $934   $1380   $1852   $3327     $304      $930     $1582      $3327
         Evergreen VA Growth Fund                        $910   $1309   $1734   $3099     $280      $859     $1464      $3099
         Evergreen VA Masters Fund                       $934   $1380   $1852   $3327     $304      $930     $1582      $3327
         Evergreen VA Omega Fund                         $901   $1282   $1680   $3012     $271      $832     $1420      $3012
         Evergreen VA Small Cap Value Fund               $935   $1383   $1857   $3337     $305      $933     $1587      $3337
JANUS ASPEN SERIES
------------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares                $925   $1354   $1808   $3242     $295      $904     $1538      $3242

These examples do not show past or future expenses. Actual expenses may be higher or lower.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

CONTRACT WITH CREDIT:
BASE DEATH BENEFIT; NO GUARANTEED MINIMUM INCOME BENEFIT
-----------------------------------------------------------------------------------------------------------------------

                                                                                          EXAMPLE 3b:
                                                         EXAMPLE 3a:                      IF YOU DO NOT WITHDRAW YOUR
                                                         IF YOU WITHDRAW YOUR ASSETS      ASSETS
                                                         --------------------------------------------------------------
                                                         1 YR    3 YRS   5 YRS   10 YRS   1 YR   3 YRS   5 YRS   10 YRS
THE PRUDENTIAL SERIES FUND
-----------------------------------------------------------------------------------------------------------------------
         Prudential Global Portfolio                     $1272   $1703   $1977   $2741    $242   $747    $1279   $2741
         Prudential Jennison Portfolio                   $1251   $1637   $1867   $2518    $221   $681    $1169   $2518
         Prudential Money Market Portfolio               $1230   $1573   $1760   $2300    $200   $618    $1062   $2300
         Prudential Stock Index Portfolio                $1224   $1557   $1733   $2245    $194   $602    $1035   $2245
         SP Aggressive Growth Asset Allocation
           Portfolio                                     $1292   $1762   $2077   $2939    $262   $807    $1379   $2939
         SP AIM Aggressive Growth Portfolio              $1295   $1771   $2092   $2970    $265   $816    $1394   $2970
         SP AIM Growth and Income Portfolio              $1288   $1750   $2056   $2898    $258   $794    $1358   $2898
         SP Alliance Large Cap Growth Portfolio          $1298   $1781   $2108   $3001    $268   $825    $1410   $3001
         SP Alliance Technology Portfolio                $1319   $1843   $2211   $3203    $289   $887    $1513   $3203
         SP Balanced Asset Allocation Portfolio          $1280   $1725   $2014   $2814    $250   $769    $1316   $2814
         SP Conservative Asset Allocation Portfolio      $1275   $1709   $1988   $2762    $245   $753    $1290   $2762
         SP Davis Value Portfolio                        $1270   $1696   $1967   $2720    $240   $741    $1269   $2720
         SP Deutsche International Equity Portfolio      $1298   $1781   $2108   $3001    $268   $825    $1410   $3001
         SP Growth Asset Allocation Portfolio            $1285   $1740   $2040   $2867    $255   $785    $1342   $2867
         SP INVESCO Small Company Growth Portfolio       $1304   $1796   $2133   $3052    $274   $841    $1435   $3052
         SP Jennison International Growth Portfolio      $1313   $1824   $2180   $3143    $283   $869    $1482   $3143
         SP Large Cap Value Portfolio                    $1278   $1718   $2004   $2794    $248   $763    $1306   $2794
         SP MFS Capital Opportunities Portfolio          $1288   $1750   $2056   $2898    $258   $794    $1358   $2898
         SP MFS Mid-Cap Growth Portfolio                 $1288   $1750   $2056   $2898    $258   $794    $1358   $2898
         SP PIMCO High Yield Portfolio                   $1269   $1693   $1962   $2709    $239   $738    $1264   $2709
         SP PIMCO Total Return Portfolio                 $1263   $1674   $1930   $2646    $233   $719    $1232   $2646
         SP Prudential U.S. Emerging Growth Portfolio    $1278   $1718   $2004   $2794    $248   $763    $1306   $2794
         SP Small/Mid Cap Value Portfolio                $1293   $1765   $2082   $2949    $263   $810    $1384   $2949
         SP Strategic Partners Focused Growth Portfolio  $1289   $1753   $2061   $2908    $259   $797    $1363   $2908
EVERGREEN VARIABLE ANNUITY TRUST
-----------------------------------------------------------------------------------------------------------------------
         Evergreen VA Blue Chip Fund                     $1289   $1753   $2061   $2908    $259   $797    $1363   $2908
         Evergreen VA Capital Growth Fund                $1291   $1759   $2071   $2929    $261   $803    $1373   $2929
         Evergreen VA Foundation Fund                    $1280   $1725   $2014   $2814    $250   $769    $1316   $2814
         Evergreen VA Global Leaders Fund                $1289   $1753   $2061   $2908    $259   $797    $1363   $2908
         Evergreen VA Growth Fund                        $1264   $1678   $1935   $2657    $234   $722    $1237   $2657
         Evergreen VA Masters Fund                       $1289   $1753   $2061   $2908    $259   $797    $1363   $2908
         Evergreen VA Omega Fund                         $1255   $1649   $1888   $2561    $225   $694    $1190   $2561
         Evergreen VA Small Cap Value Fund               $1290   $1756   $2066   $2918    $260   $800    $1368   $2918
JANUS ASPEN SERIES
-----------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares                $1280   $1725   $2014   $2814    $250   $769    $1316   $2814

These examples do not show past or future expenses. Actual expenses may be higher or lower.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

CONTRACT WITH CREDIT: GREATER OF ROLL-UP OR STEP-UP GUARANTEED MINIMUM
DEATH BENEFIT OPTION; GUARANTEED MINIMUM INCOME BENEFIT; EARNINGS
APPRECIATOR
----------------------------------------------------------------------------------------------------------------------

                                                        EXAMPLE 4a:                      EXAMPLE 4b:
                                                        IF YOU WITHDRAW YOUR ASSETS      IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                        ----------------------------------------------------------------------
                                                        1 YR    3 YRS   5 YRS   10 YRS    1 YR     3 YRS     5 YRS     10 YRS
THE PRUDENTIAL SERIES FUND
------------------------------------------------------------------------------------------------------------------------------
         Prudential Global Portfolio                    $1330   $1874   $2262   $3303     $300      $918     $1564      $3303
         Prudential Jennison Portfolio                  $1308   $1809   $2154   $3092     $278      $853     $1456      $3092
         Prudential Money Market Portfolio              $1287   $1747   $2051   $2887     $257      $791     $1353      $2887
         Prudential Stock Index Portfolio               $1282   $1731   $2024   $2835     $252      $775     $1326      $2835
         SP Aggressive Growth Asset Allocation
           Portfolio                                    $1349   $1932   $2358   $3489     $319      $977     $1660      $3489
         SP AIM Aggressive Growth Portfolio             $1352   $1941   $2373   $3518     $322      $986     $1675      $3518
         SP AIM Growth and Income Portfolio             $1345   $1920   $2338   $3450     $315      $964     $1640      $3450
         SP Alliance Large Cap Growth Portfolio         $1355   $1951   $2388   $3547     $325      $995     $1690      $3547
         SP Alliance Technology Portfolio               $1376   $2012   $2488   $3738     $346     $1056     $1790      $3738
         SP Balanced Asset Allocation Portfolio         $1337   $1895   $2297   $3372     $307      $940     $1599      $3372
         SP Conservative Asset Allocation Portfolio     $1332   $1880   $2272   $3323     $302      $924     $1574      $3323
         SP Davis Value Portfolio                       $1328   $1868   $2252   $3283     $298      $912     $1554      $3283
         SP Deutsche International Equity Portfolio     $1355   $1951   $2388   $3547     $340     $1038     $1761      $3682
         SP Growth Asset Allocation Portfolio           $1342   $1911   $2323   $3421     $312      $955     $1625      $3421
         SP INVESCO Small Company Growth Portfolio      $1361   $1966   $2413   $3596     $331     $1010     $1715      $3596
         SP Jennison International Growth Portfolio     $1370   $1993   $2459   $3682     $340     $1038     $1761      $3682
         SP Large Cap Value Portfolio                   $1335   $1889   $2287   $3352     $305      $934     $1589      $3352
         SP MFS Capital Opportunities Portfolio         $1345   $1920   $2338   $3450     $315      $964     $1640      $3450
         SP MFS Mid-Cap Growth Portfolio                $1345   $1920   $2338   $3450     $315      $964     $1640      $3450
         SP PIMCO High Yield Portfolio                  $1326   $1865   $2246   $3273     $296      $909     $1548      $3273
         SP PIMCO Total Return Portfolio                $1320   $1846   $2216   $3213     $290      $890     $1518      $3213
         SP Prudential U.S. Emerging Growth Portfolio   $1335   $1889   $2287   $3352     $305      $934     $1589      $3352
         SP Small/Mid Cap Value Portfolio               $1350   $1935   $2363   $3499     $320      $980     $1665      $3499
         SP Strategic Partners Focused Growth
           Portfolio                                    $1346   $1923   $2343   $3460     $316      $967     $1645      $3460
EVERGREEN VARIABLE ANNUITY TRUST
------------------------------------------------------------------------------------------------------------------------------
         Evergreen VA Blue Chip Fund                    $1346   $1923   $2343   $3460     $316      $967     $1645      $3460
         Evergreen VA Capital Growth Fund               $1348   $1929   $2353   $3480     $318      $974     $1655      $3480
         Evergreen VA Foundation Fund                   $1337   $1895   $2297   $3372     $307      $940     $1599      $3372
         Evergreen VA Global Leaders Fund               $1346   $1923   $2343   $3460     $316      $967     $1645      $3460
         Evergreen VA Growth Fund                       $1321   $1849   $2221   $3223     $291      $894     $1523      $3223
         Evergreen VA Masters Fund                      $1346   $1923   $2343   $3460     $316      $967     $1645      $3460
         Evergreen VA Omega Fund                        $1312   $1821   $2175   $3133     $282      $866     $1477      $3133
         Evergreen VA Small Cap Value Fund              $1347   $1926   $2348   $3470     $317      $971     $1650      $3470
JANUS ASPEN SERIES
------------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares               $1337   $1895   $2297   $3372     $307      $940     $1599      $3372

These examples do not show past or future expenses. Actual expenses may be higher or lower.

PART II SECTIONS 1-9
--------------------------------------------------------------------------------
STRATEGIC PARTNERS PLUS PROSPECTUS

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        1:
WHAT IS THE STRATEGIC PARTNERS PLUS

        VARIABLE ANNUITY?
--------------------------------------------------------------------------------

THE STRATEGIC PARTNERS PLUS VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU, THE OWNER, AND US, PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE, WE OR US).

Under our contract, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time on or after the third contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

   This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract. (If you hold the annuity contract in a tax-favored plan such as an IRA, that plan generally provides tax deferral even without investing in an annuity contact.)

   There are two versions of Strategic Partners Plus.

Contract With Credit. One version of the contract:

- provides for a bonus credit that we add to each purchase payment that you make and that vests over time,

-  has higher withdrawal charges and a longer withdrawal charge period, and

-  has no fixed rate investment options available.

   We call this version the "Contract With Credit."

Contract Without Credit. The other version of the contract:

-  does not provide a credit,

-  has lower withdrawal charges and a shorter withdrawal charge period, and

- offers two fixed rate investment options: a one-year fixed rate option and a dollar cost averaging fixed rate option.

   We call this version the "Contract Without Credit."

   Unless we state otherwise, when we use the word contract, it applies to both versions.

   You may prefer the Contract With Credit if:

- You anticipate that you will not need to withdraw purchase payments any earlier than four to seven years after making them, AND

- You do not wish to allocate purchase payments to the fixed interest rate options.

   If you wish to have the option of allocating part of your contract value to the fixed interest rate options, you may prefer the Contract Without Credit.

   Because of the higher withdrawal charges, if you choose the Contract With Credit and you withdraw a purchase payment earlier than four to seven contract anniversaries after making that purchase payment, depending upon the performance of the investment options you choose, you may be worse off than if you had chosen the Contract Without Credit. We do not recommend purchase of either version of Strategic Partners Plus if you anticipate having to withdraw a significant amount of your purchase payments within a few years of making those purchase payments.

   Strategic Partners Plus is a variable annuity contract. This means that during the accumulation phase, you can allocate your assets among 33 variable investment options and, if you choose the Contract Without Credit, two guaranteed fixed interest rate options as well. If you select variable investment options, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the mutual funds associated with those variable investment options. Because the mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.
--------------------------------------------------------------------------------
 24

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   As mentioned above, if you choose the Contract Without Credit, two guaranteed fixed interest rate options are available:

- The one-year fixed rate option offers an interest rate that is guaranteed by us for one year and will always be at least 3% per year.

- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected period during which periodic transfers are made to selected variable investment options.

   As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to determine how much and how long the annuity payments will continue once the annuity phase begins. On and after the annuity date, the annuitant is the owner and may not be changed.

   The beneficiary is the person(s) or entity you designate to receive any death benefit. You may change the beneficiary any time prior to the annuity date by making a written request to us. Your request becomes effective when we approve it. The beneficiary becomes the owner when a death benefit is payable.

SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"

If you change your mind about owning Strategic Partners Plus, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable state law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive, depending on applicable state law:

-  Your full purchase payment; or

- The amount your contract is worth as of the day we receive your request. This amount may be more or less than your original payment. If you have purchased the Contract With Credit, we will deduct any credit we had added to your contract value.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        2:
WHAT INVESTMENT OPTIONS

        CAN I CHOOSE?
--------------------------------------------------------------------------------

THE CONTRACT GIVES YOU THE CHOICE OF ALLOCATING YOUR PURCHASE PAYMENTS TO ANY ONE OR MORE OF 33 VARIABLE INVESTMENT OPTIONS.

The 33 variable investment options invest in mutual funds managed by leading investment advisers. Separate prospectuses for these funds are attached to this prospectus. You should read a mutual fund's prospectus before you decide to allocate your assets to the variable investment option using that fund.

VARIABLE INVESTMENT OPTIONS

Listed below are the mutual funds in which the variable investment options invest. Each variable investment option has a separate investment objective.

THE PRUDENTIAL SERIES FUND

-  Prudential Global Portfolio

-  Prudential Jennison Portfolio (domestic equity)

-  Prudential Money Market Portfolio

-  Prudential Stock Index Portfolio

-  SP Aggressive Growth Asset Allocation Portfolio

-  SP AIM Aggressive Growth Portfolio

-  SP AIM Growth and Income Portfolio

-  SP Alliance Large Cap Growth Portfolio

-  SP Alliance Technology Portfolio

-  SP Balanced Asset Allocation Portfolio

-  SP Conservative Asset Allocation Portfolio

-  SP Davis Value Portfolio

-  SP Deutsche International Equity Portfolio

-  SP Growth Asset Allocation Portfolio

-  SP INVESCO Small Company Growth Portfolio

-  SP Jennison International Growth Portfolio

-  SP Large Cap Value Portfolio

-  SP MFS Capital Opportunities Portfolio

-  SP MFS Mid-Cap Growth Portfolio

-  SP PIMCO High Yield Portfolio

-  SP PIMCO Total Return Portfolio

-  SP Prudential U.S. Emerging Growth Portfolio

-  SP Small/Mid Cap Value Portfolio

-  SP Strategic Partners Focused Growth Portfolio

The Prudential Global Portfolio, Prudential Jennison Portfolio, Prudential Money Market Portfolio, and Prudential Stock Index Portfolio are managed by a subsidiary of Prudential called Prudential Investments Fund Management LLC
(PIFM). In addition, the portfolios listed below also have subadvisers, which are listed below and which have day-to-day responsibility for managing the portfolio, subject to the oversight of PIFM.

    Prudential Money Market Portfolio and Prudential Stock Index Portfolio:
    Prudential Investment Corporation

    Prudential Global Portfolio, Prudential Jennison Portfolio, SP Jennison International Growth Portfolio, and SP Prudential U.S. Emerging Growth
    Portfolio: Jennison Associates LLC

    SP Strategic Partners Focused Growth Portfolio: Jennison Associates LLC and Alliance Capital Management L.P.

    SP AIM Aggressive Growth Portfolio and SP AIM Growth and Income
    Portfolio: A I M Capital Management, Inc.

    SP Alliance Large Cap Growth Portfolio and SP Alliance Technology
    Portfolio: Alliance Capital Management L.P.

    SP Davis Value Portfolio: Davis Selected Advisers, L.P.

    SP Deutsche International Equity Portfolio: Deutsche Asset Management Inc., a wholly-owned subsidiary of Deutsche Bank AG

    SP INVESCO Small Company Growth Portfolio: INVESCO Funds Group, Inc.

    SP Large Cap Value Portfolio and SP Small/Mid Cap Value Portfolio:
    Fidelity Management and Research Company

    SP MFS Capital Opportunities Portfolio and SP MFS Mid-Cap Growth
    Portfolio: Massachusetts Financial Services Company

    SP PIMCO High Yield Portfolio and SP PIMCO Total Return Portfolio:
    Pacific Investment Management Company

EVERGREEN VARIABLE ANNUITY TRUST

-  Evergreen VA Blue Chip Fund

-  Evergreen VA Capital Growth Fund

-  Evergreen VA Foundation Fund (domestic balanced/equity & fixed income)

-  Evergreen VA Global Leaders Fund (international & global growth/equity)

-  Evergreen VA Growth Fund

-  Evergreen VA Masters Fund (domestic growth/ all cap/equity)

-  Evergreen VA Omega Fund (domestic growth/ all cap/equity)

-  Evergreen VA Small Cap Value Fund

Evergreen Investment Management Company, LLL serves as investment adviser to the above-listed Evergreen Variable Annuity Trust Funds.
--------------------------------------------------------------------------------
 26

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

JANUS ASPEN SERIES

-  Growth Portfolio--Service Shares

Janus Capital Corporation serves as investment adviser to the Growth Portfolio--Service Shares of Janus Aspen Series.

FIXED INTEREST RATE OPTIONS

If you choose the Contract Without Credit, we offer two fixed interest rate options:

-  a one-year fixed rate option, and

-  a dollar cost averaging fixed rate option ("DCA Fixed Rate Option").

   We set a one year guaranteed annual interest rate that is always available for the one-year fixed rate option. For the DCA Fixed Rate Option, the interest rate is guaranteed for the applicable period of time for which transfers are made. Neither fixed interest rate option is available if you choose the Contract With Credit.

   When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest rate option. (You may not transfer amounts from other investment options into the DCA Fixed Rate Option.) You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time, the minimum rate will never be less than 3%.

   With the Contract Without Credit, you may allocate all or part of any purchase payment to the DCA Fixed Rate Option. Under this option, you automatically transfer amounts over a stated period (currently, six or twelve months) from the DCA Fixed Rate Option to the variable investment options you select. We will invest the assets you allocate to the DCA Fixed Rate Option in our general account until they are transferred. You may not transfer from other investment options to the DCA Fixed Rate Option.

   If you choose to allocate all or part of a purchase payment to the DCA Fixed Rate Option, the minimum amount of the purchase payment you may allocate is $5,000. Purchase payments of less than $5,000 may not be allocated to the DCA Fixed Rate Option. The first periodic transfer will occur on the date you allocate your purchase payment to the DCA Fixed Rate Option. Subsequent transfers will occur on the monthly anniversary of the first transfer. Currently, you may choose to have the purchase payments allocated to the DCA Fixed Rate Option transferred to the selected variable investment options in either six or twelve monthly installments, and you may not change that number of monthly installments after you have chosen the DCA Fixed Rate Option. You may allocate to both the six-month and twelve-month options, but the minimum amount of a purchase payment that may be allocated to one or the other is $5,000. (In the future, we may make available other numbers of transfers and other transfer schedules--for example, quarterly as well as monthly.) If you choose a six-payment transfer schedule, each transfer generally will equal 1/6th of the amount you allocated to the DCA Fixed Rate Option, and if you choose a twelve-payment transfer schedule, each transfer generally will equal 1/12th of the amount you allocated to the DCA Fixed Rate Option. In either case, the final transfer amount generally will also include the credited interest. You may change at any time the variable investment options into which the DCA Fixed Rate Option assets are transferred. Transfers from the DCA Fixed Rate Option do not count toward the maximum number of free transfers allowed under the contract.

   If you make a withdrawal or have a fee assessed from your contract, and all or part of that withdrawal or fee comes out of the DCA Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. If a withdrawal or fee assessment reduces the monthly transfer amount below $100, we will transfer the remaining balance in the DCA Fixed Rate Option on the next scheduled transfer date.

   By investing amounts on a regular basis instead of investing the total amount at one time, the DCA Fixed Rate Option may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.
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        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

TRANSFERS AMONG OPTIONS

You can transfer money among the variable investment options and, if you have chosen the Contract Without Credit, the fixed interest rate options as well. You may make your transfer request by telephone, electronically, or otherwise in paper form to the Prudential Annuity Service Center (electronic transfer capability will become available during 2001). You may make up to two telephone and electronic transfer requests per month. You must make any additional transfer requests during that month in writing with an original signature. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the business day on which we receive it. Our business day generally closes at 4:00 p.m. Eastern time, and requests received after that time will take effect at the end of the next business day.

   YOU CAN MAKE TRANSFERS OUT OF A FIXED INTEREST-RATE OPTION, OTHER THAN THE DCA OPTION, ONLY DURING THE 30-DAY PERIOD FOLLOWING THE END OF THE ONE YEAR INTEREST RATE PERIOD. TRANSFERS FROM THE DCA OPTION ARE MADE ON A PERIODIC BASIS FOR THE PERIOD THAT YOU SELECT.

   During the contract accumulation phase, you can make up to 12 transfers each contract year without charge. We will charge you up to $30 for each transfer after the twelfth in a contract year. Currently that charge is $25 for each additional transfer. (Dollar Cost Averaging and Auto-Rebalancing transfers are always free, and do not count toward the 12 free transfers per year.)

   The contract was not designed for market timing or for persons that make programmed, large, or frequent transfers. Because market timing and similar trading practices generally are disruptive to the separate account and the underlying mutual funds, we monitor contract transactions in an effort to identify such trading practices. If we detect those practices, we reserve the right to reject a proposed transaction and to modify the contract's transfer procedures. For example, we may decide not to accept the transfer requests of an agent acting under a power of attorney on behalf of more than one contractholder.

OTHER AVAILABLE FEATURES

DOLLAR COST AVERAGING

The dollar cost averaging (DCA) feature (which is distinct from the DCA Fixed Rate Option) allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option and into one or more other variable investment options. You can have these automatic transfers occur monthly, quarterly, semiannually or annually. By investing amounts on a regular basis instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

   Each dollar cost averaging transfer must be at least $100. Transfers will be made automatically on the schedule you choose until the entire amount you chose to have transferred has been transferred or until you tell us to discontinue the transfers. If the remaining amount to be transferred drops below $100, the entire remaining balance will be transferred on the next transfer date. You can allocate additional amounts to be transferred at any time.

   Your transfers will occur on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

   Any dollar cost averaging transfers you make do not count toward the 12 free transfers you are allowed each contract year. The dollar cost averaging feature is available only during the contract accumulation phase.

ASSET ALLOCATION PROGRAM

We recognize the value of having advice when deciding how to allocate your purchase payments among the investment options. If you choose to participate in the Asset Allocation Program, your representative will give you a questionnaire to complete that will help determine a program that is appropriate for you. We will
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

prepare your asset allocation based on your answers to the questionnaire. We will not charge you for this service and you are not obligated to participate or to invest according to program recommendations.

AUTO-REBALANCING

Once you have allocated your money among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation or to change allocations by selecting the Auto-Rebalancing feature. If you also participate in the DCA feature, then the variable investment option from which you make the DCA transfers will not be rebalanced.

   You may choose to have your rebalancing occur monthly, quarterly, semiannually, or annually. The rebalancing will occur on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

   Any transfers that occur as a result of the Auto-Rebalancing feature do not count toward the 12 free transfers you are allowed per year. The auto-rebalancing feature is available only during the contract accumulation phase. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.

VOTING RIGHTS

We are the legal owner of the shares in the mutual funds available as variable investment options. However, we currently vote the shares of the mutual funds according to voting instructions we receive from contract owners. When a vote is required, we will mail you a form that you can complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive instructions, and any other shares that we own, in the same proportion as shares for which we do receive instructions from contract owners. We may change the way your voting instructions are calculated if federal or state law requires or permits it.

SUBSTITUTION

We may substitute one or more of the mutual funds used by the variable investment options. We would not do this without the approval of the Securities and Exchange Commission and applicable state insurance departments. We would give you specific notice in advance of any substitution we intended to make. We may also stop allowing investments in existing funds.

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                                                                              29
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        3:

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE

        INCOME PHASE? (ANNUITIZATION)
--------------------------------------------------------------------------------

We can begin making annuity payments any time after the third contract anniversary (or as required by state law if different). Annuity payments must begin no later than the annuitant's 90th birthday (unless we agree to another date).

   The Strategic Partners Plus variable annuity contract offers an optional guaranteed minimum income benefit, which we describe below. Your annuity options vary depending upon whether you choose this benefit.

PAYMENT PROVISIONS WITHOUT THE GUARANTEED MINIMUM INCOME BENEFIT

We make the income plans described below available at any time before the annuity date. We call these plans "annuity options" or "settlement options." During the income phase, all of the annuity options under this contract are fixed annuity options. This means that you no longer invest in the variable investment options--that is, in the underlying mutual funds--on or after the annuity date. If another annuity Option is not selected by the annuity date, you will automatically select the Life Income Annuity Option (Option 2, described below) unless prohibited by applicable law. GENERALLY, ONCE THE ANNUITY PAYMENTS BEGIN, THE ANNUITY OPTION CANNOT BE CHANGED AND YOU CANNOT MAKE WITHDRAWALS.

OPTION 1
ANNUITY PAYMENTS FOR A FIXED PERIOD

Under this option, we will make equal payments for the period chosen, up to 25 years. We will make these payments monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, we will continue payments to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. We calculate the amount of the lump sum payment as the present value of the unpaid future payments based upon the interest rate used to compute the actual payments. That interest rate will always be at least 3% a year.

OPTION 2
LIFE INCOME ANNUITY OPTION

Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years' worth of payments, we will pay the beneficiary the present value of the remaining annuity payments in one lump sum, unless we were specifically instructed to continue to pay the remaining monthly annuity payments. We calculate the present value of the remaining annuity payments using the interest rate used to compute the amount of the original 120 payments. That interest rate will always be at least 3% a year. If an annuity Option is not selected by the annuity date, you will automatically select this option, unless prohibited by applicable law.

OPTION 3
INTEREST PAYMENT OPTION

Under this option, we hold all or a portion of your contract value in order to accumulate interest. We can make interest payments on a monthly, quarterly, semiannual, or annual basis or allow the interest to accrue on your contract assets. Under this option, we will pay you interest at an effective rate of at least 3% a year. This Option is not available if you hold your contract in an IRA.

   Under this option, all gain in the annuity will be taxable as of the annuity date.

OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options then offered.

   Applicable state law may limit some of these options. Consult the Statement of Additional Information for details.

   Depending upon the annuity Option you choose, you may incur a withdrawal charge when the income phase begins. Currently, if permitted by state law, we deduct any applicable withdrawal charge if you choose Option 1 for a period shorter than five years, Option 3, or certain other annuity options that we may make available. We do not deduct a withdrawal charge if you

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

choose Option 1 for a period of five years or longer or Option 2. For information about withdrawal charges, see "What are the expenses associated with the Strategic Partners Plus contract," page 38. In addition, if you have purchased the Contract With Credit, we will take back any credits that have not vested when you begin the income phase. See "Credits," on page 36.

GUARANTEED MINIMUM INCOME BENEFIT

The guaranteed minimum income benefit, or "GMIB," is an optional feature that, if you choose it, guarantees that once the income period begins, your income payments will be no less than a certain "protected value" applied to the guaranteed annuity purchase rates. Depending on applicable state law, the GMIB is not available under all contracts. In addition, the GMIB is subject to certain age restrictions described below.

- If you want the guaranteed minimum income benefit, you must choose this Option when you make your initial purchase payment, and you must also participate in the "Guaranteed Minimum Death Benefit," which we describe later in this prospectus. See "What is the Death Benefit?," page 33.

- If you do choose the guaranteed minimum income benefit, you must continue to participate in this feature until at least the end of the seventh contract year. If, after the seventh contract year, you decide to stop participating in the GMIB, you may do so (if permitted by state law) but will not be able to reinstate it.

- If you choose the guaranteed minimum income benefit, we will impose an annual charge equal to 0.25% of the "roll-up value" described below. (In some states, we may calculate this fee on a different basis, but it will not be higher than 0.25% of the roll-up value.) See "What are the expenses associated with the Strategic Partners Plus Contract?" on page 38.

- To take advantage of the guaranteed minimum income benefit, you must wait a certain amount of time before you begin the income phase. The length of that waiting period depends upon the age of the annuitant (or, if there is a co-annuitant as well, the age of the older of the two) as shown in the following chart:

  AGE AT     CONTRACT ANNIVERSARY WHEN
   ISSUE           GMIB BECOMES
OF CONTRACT          AVAILABLE
-----------  -------------------------
   0-45                 15
    46                  14
    47                  13
    48                  12
    49                  11
   50-80                10

   Once that period has elapsed, you will have a thirty-day period each year, beginning on the contract anniversary, during which you may begin the income phase with the guaranteed minimum income benefit by submitting the necessary forms in good order to the Annuity Service Center.

   Payout Amount. The guaranteed minimum income benefit payout amount is based on the age and sex of the annuitant (and, if there is one, the co-annuitant as well). After we first deduct a charge for any applicable premium taxes, the payout amount will equal the greater of:

1) the "protected value" as of the date you exercise the guaranteed minimum income benefit payout option, applied to the guaranteed annuity purchase rates and based on the period certain as described below. Currently, the protected value is equal to the "roll-up value," which is the total of all invested purchase payments compounded daily at an effective annual rate of 5.0%, subject to a cap of 200% of all invested purchase payments. Both the roll-up and the cap are reduced proportionally by withdrawals.

2) the adjusted contract value--that is, the contract value minus (i) any charge we impose for premium taxes and (ii), if you have chosen the Contract With Credit, any credit that has not vested--as of the date the exercise of the GMIB payout Option applied to the current annuity purchase rates then in use and based on the "period certain," as described below.

   The guaranteed annuity purchase rates are attached to your contract.

   After the contract anniversary on or after the sole or older owner's 80th birthday, we stop increasing the
--------------------------------------------------------------------------------
                                                                              31
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        3:

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION) CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

protected value. This means that we do not increase the roll-up by the effective annual interest rate. But when you make a withdrawal on or after that contract anniversary, we still reduce the roll-up value proportionally by the effect of the withdrawal.

   GMIB Annuity Payout Options. We currently offer two guaranteed minimum income benefit annuity payout options. Each involves payment for at least a "period certain," which we define below.

GMIB OPTION 1
SINGLE LIFE PAYOUT OPTION

We will make monthly payments for as long as the annuitant lives, with payments for a period certain. We will stop making payments after the later of the death of the annuitant or the end of the period certain.

GMIB OPTION 2
JOINT LIFE PAYOUT OPTION

In the case of an annuitant and co-annuitant, we will make monthly payments for the joint lifetime of the annuitant and co-annuitant, with payments for a period certain. If the co-annuitant dies first, we will continue to make payments until the later of the death of the annuitant and the end of the period certain. If the annuitant dies first, we will continue to make payments until the later of the death of the co-annuitant and the end of the period certain, but if the period certain ends first, we will reduce the amount of each payment to 50% of the original amount.

   You have no right to withdraw amounts early under either GMIB payout option. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

   The "period certain" for the guaranteed minimum income benefit depends upon the annuitant's age on the date you exercise the GMIB payout option:

   AGE      PERIOD CERTAIN
----------  --------------
80 or less     10 years
    81          9 years
    82          8 years
    83          7 years
    84          6 years
  85-90         5 years

   Because we do not impose a new waiting period for each subsequent purchase payment, if you choose the GMIB, we reserve the right to limit subsequent purchase payments if we discover that by the timing of your purchase payments and withdrawals, your protected value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial purchase payment and other actions that may artificially increase the GMIB protected value. Certain states' laws may prevent us from limiting your subsequent purchase payments. Consult the Statement of Additional Information for details.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        4:

WHAT IS THE

        DEATH BENEFIT?
--------------------------------------------------------------------------------

THE DEATH BENEFIT FEATURE PROTECTS THE VALUE OF THE CONTRACT FOR THE
BENEFICIARY.

BENEFICIARY

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time the contract is issued, unless you change it at a later date. Unless you name an irrevocable beneficiary, during the accumulation period you can change the beneficiary at any time before the owner (or, if there is a joint owner, the last surviving of the owner and joint owner) dies.

CALCULATION OF THE DEATH BENEFIT

If the owner (or the last surviving of the owner and joint owner, if there is a joint owner) dies during the accumulation phase, we will, upon receiving appropriate proof of death, pay a death benefit to the beneficiary designated by the owner. If death is prior to age 80, the beneficiary will receive the greater of the following:

1) The current value of your contract (as of the time we receive appropriate proof of death). If you have purchased the Contract With Credit, we will first deduct any non-vested credit corresponding to a purchase payment made later than one year prior to death.

2) Either the base death benefit, which equals the total purchase payments you have made less any withdrawals, or, if you have chosen a guaranteed minimum death benefit, the "protected value" of that death benefit.

   The protected value of the guaranteed minimum death benefit, which depends upon which option you have chosen, may equal the "step-up value," the "roll-up value," or the greater of the two:

STEP-UP GUARANTEED MINIMUM DEATH BENEFIT--The step-up value equals the highest value of the contract on any contract anniversary date--that is, on each contract anniversary, the new step-up value becomes the higher of the previous step-up value and the current contract value. Between anniversary dates, the step-up value is only increased by additional purchase payments and reduced proportionally by withdrawals. If an owner who has purchased a Contract With Credit makes any purchase payment later than one year prior to death, we will adjust the death benefit to take back any non-vested credit corresponding to that purchase payment.

ROLL-UP GUARANTEED MINIMUM DEATH BENEFIT--The roll-up value equals the total of all invested purchase payments compounded daily at an effective annual rate of 5.0%, subject to a cap of 200% of all invested purchase payments. Both the roll-up and the cap are reduced proportionally by withdrawals.

GREATER OF STEP-UP AND ROLL-UP GUARANTEED MINIMUM DEATH BENEFIT--Under this option, the protected value is equal to the greater of the step-up value and the roll-up value.

   If you have chosen the base death benefit and death occurs on or after age 80, the beneficiary will receive the base death benefit described above. If you have chosen a guaranteed minimum death benefit option and death occurs on or after age 80, the beneficiary will receive the greater of: 1) the current contract value as of the date that due proof of death is received, and 2) the protected value of that death benefit as of age 80, reduced proportionally by any withdrawals. For this purpose, an owner is deemed to reach age 80 on the contract anniversary on or following the owner's actual 80th birthday (or if there is a joint owner, the contract anniversary on or following the older owner's actual 80th birthday).

   Here is an example of a proportional reduction:

   If an owner withdrew 50% of a contract valued at $100,000 and if the protected value was $80,000, the new protected value following the withdrawal would be $40,000 or 50% of what it had been prior to the withdrawal.

   Special rules apply if the beneficiary is the spouse of the owner, and the contract does not have a joint owner. In that case, upon the death of the owner, the spouse will have the choice of the following:

- The contract can continue, and the spouse will become the new owner of the contract; or

- The spouse can receive the death benefit. If the spouse does wish to receive the death benefit, he or she must make that choice within the first 60 days

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                                                                              33
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        4:

WHAT IS THE DEATH BENEFIT? CONTINUED

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   following our receipt of proof of death. Otherwise, the contract will continue with the spouse as owner.

   Special rules also apply if the contract has an owner and a joint owner and they are spouses at the time that one dies. If that occurs, the surviving spouse has the choice of the following:

- The contract can continue, with the surviving spouse as the sole owner of the contract; or

- The surviving spouse can receive the adjusted contract value and the contract will end. If the surviving spouse does wish to receive the adjusted contract value, he or she must make that choice within the first 60 days following our receipt of proof of death. Otherwise, the contract will continue with the surviving spouse as the sole owner.

   Finally, special rules apply if the contract has an owner and a joint owner, and they are not spouses at the time that one dies. In that situation, the contract will not continue. Instead, the beneficiary will receive the adjusted contract value.

   If ownership of the contract changes as a result of the owner assigning it to someone else, we will reset the value of the death benefit to equal the contract value on the date the change of ownership occurs, and for purposes of computing the future death benefit, we will treat that contract value as a purchase payment occurring on that date.

   Depending on applicable state law, some death benefit options may not be available or may be subject to certain restrictions under your contract.

PAYOUT OPTIONS

The beneficiary may, within 60 days of providing proof of death, choose to take the death benefit under one of several death benefit payout options listed below.

   The death benefit payout options are:

   Choice 1. Lump sum payment of the death benefit. If the beneficiary does not choose a payout option within sixty days, the beneficiary will receive this payout option.

   Choice 2. The payment of the entire death benefit within 5 years of the date of death of the last to survive of the owner or joint owner.

   Choice 3. Payment of the death benefit under an annuity or annuity settlement option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of death of the last to survive of the owner or joint owner.

   The tax consequences to the beneficiary vary among the three death benefit options. See "What are the Tax Considerations Associated with the Strategic Partners Plus Contract?" section beginning on page 43.

   If the contract has an owner and a joint owner:

- If the owner and joint owner are spouses at the death of the first to die of the two, any portion of the death benefit not applied under Choice 3 within one year of the survivor's date of death must be distributed within five years of the survivor's date of death.

- If the owner and joint owner are not spouses at the death of the first to die of the two, any portion of the death benefit (which is equal to the adjusted contract value) not applied under Choice 3 within one year of the date of death of the first to die must be distributed within five years of that date of death.

EARNINGS APPRECIATOR SUPPLEMENTAL DEATH BENEFIT

Subject to approval by your state, we now offer the Earnings Appreciator, an optional supplemental death benefit payable upon the death of the sole or last surviving owner during the accumulation phase. This benefit is in addition to any other death benefit under your contract.

- An Earnings Appreciator benefit is calculated for each purchase payment you make. Your total Earnings Appreciator benefit is the sum of the Earnings Appreciator benefits for all of your purchase payments.

- If the owner (or older of owner and joint owner if there is a joint owner) is younger than age 66 on the date the application is signed, the Earnings Appreciator benefit for each purchase payment is 45% of the lesser of:

--------------------------------------------------------------------------------
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
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   - The adjusted purchase payment (which means the invested purchase payment adjusted for partial withdrawals); or

   -  Earnings attributed to that adjusted purchase payment.

- If the owner (or older of owner and joint owner if there is a joint owner) is age 66 or older (and younger than age 76) on the date the application is signed, the Earnings Appreciator benefit for each purchase payment is 25% of the lesser of:

   - The adjusted purchase payment (which means the invested purchase payment adjusted for partial withdrawals); or

   -  Earnings attributed to that adjusted purchase payment.

-  The following rules apply to the calculation of the benefit:

   - Each "adjusted purchase payment" is the invested purchase payment reduced pro-rata by any subsequent withdrawals. Reduction on a pro-rata basis means that we calculate the percentage of your current contract value being withdrawn and reduce each adjusted purchase payment made prior to the withdrawal by that percentage. For example, if your contract value is $40,000 and you withdraw $10,000, you have withdrawn 25% of your contract value. If you have two adjusted purchase payments prior to the withdrawal ($10,000 and $20,000), each of those adjusted purchase payments would be reduced by 25% (to $7,500 and $15,000). The amount of earnings allocated to each adjusted purchase payment is also reduced by the same percentage. These calculations, therefore, do not depend on the actual investment option from which the withdrawal is made, and they are different calculations than those that apply for other reasons under the contract, such as for the withdrawal charge or for tax purposes.

   - Earnings are periodically allocated to each adjusted purchase payment on a pro-rata basis. We calculate the amount of earnings since the last earnings allocation and we allocate those earnings proportionately among the adjusted purchase payments (based on the amount of each adjusted purchase payment plus the earnings previously allocated to that adjusted purchase payment). For example, if you have two adjusted purchase payments -- one with an adjusted purchase payment and allocated earnings of $30,000 and the other with an adjusted purchase payment and allocated earnings of $20,000 (therefore 60% and 40% of the total respectively) -- and your contract has earned $5,000 since the last calculation, 60% of the earnings ($3,000) will be allocated to the first adjusted purchase payment and 40% of the earnings ($2,000) will be allocated to the second adjusted purchase payment. This calculation, therefore, does not apply different rates of return to different purchase payments based on the investment options in which the particular purchase payment was invested. When allocating earnings at the time of a death benefit payment, we will first deduct from earnings the amount of any charges deducted and credit recaptured from your contract value at that time.

-  See the Appendix for examples of the benefit calculations.

--------------------------------------------------------------------------------
                                                                              35
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        5:

HOW CAN I PURCHASE A STRATEGIC PARTNERS

        PLUS CONTRACT?
--------------------------------------------------------------------------------

PURCHASE PAYMENTS

The initial purchase payment is the amount of money you first pay us to purchase the contract. The minimum initial purchase payment is $10,000. With some restrictions, you can make additional purchase payments of $1,000 or more at any time during the accumulation phase. However, no purchase payments may be made on or after the earliest of the 80th birthday of (i) the owner, (ii) the joint owner, or (iii) the annuitant.

   Currently, the maximum aggregate purchase payments you may make is $20 million. We limit the maximum total purchase payments in any contract year other than the first to $5 million. Depending on applicable state law, lower limits may apply. Consult the Statement of Additional Information for details.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your invested purchase payment among the variable investment options based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.

   You may change your allocation of future invested purchase payments at any time. Contact the Annuity Service Center for details.

   If you make an additional purchase payment without allocation instructions, we will allocate the invested purchase payment in the same proportion as your most recent purchase payment, unless you directed us in connection with that purchase payment to make that allocation on a one-time-only basis.

   If you purchase the Contract Without Credit, the allocation procedure mentioned above will apply unless that portion designated for the DCA Fixed Rate Option is less than $5,000. In that case, we will use your transfer allocation for the DCA Fixed Rate Option as part of your allocation instructions until you direct us otherwise.

   We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order at the Prudential Annuity Service Center. Our business day generally closes at 4:00 p.m. Eastern time. We will generally credit subsequent purchase payments received in good order after the close of a business day on the following business day.

CREDITS

If you purchase the Contract With Credit, we will add a credit amount to your contract value with each purchase payment you make. The credit is allocated to the variable investment options in the same percentages as the purchase payment.

   The credit percentage is currently equal to 4% of each purchase payment. With the approval of the Securities and Exchange Commission, we can change that credit percentage, but we guarantee it will never be less than 3%.

   Each credit is subject to its own vesting schedule, which is shown below. If you make a withdrawal of all or part of a purchase payment, or you begin the income phase of the contract, we will take back the non-vested portion of the credit attributable to that purchase payment. Withdrawals of purchase payments occur on a first-in first-out basis. This credit that we take back is in addition to any withdrawal charges that may apply.

 NUMBER OF CONTRACT ANNIVERSARIES
SINCE DATE OF EACH PURCHASE PAYMENT  VESTED PERCENTAGE
-----------------------------------  -----------------
                 0                            0%
                 1                           10%
                 2                           20%
                 3                           30%
                 4                           40%
                 5                           50%
                 6                           60%
                 7                          100%

--------------------------------------------------------------------------------
 36
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--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   If you exercise your right to cancel the contract, we will take back the entire credit. If we pay a death benefit under the contract, we will take back the non-vested portion of any credit we applied one year prior to the date of death or later.

   Depending upon the state in which your contract was issued, your contract may include a different vesting schedule. We are in the process, however, of enhancing those contracts to make sure that their vesting schedules are no less favorable to you than the above vesting schedule. Accordingly, we intend to follow the above vesting schedule even if your contract currently shows a less favorable schedule.

CALCULATING CONTRACT VALUE

The value of your contract will go up or down depending on the investment performance of the variable investment options you choose. To determine the value of your contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

   Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

1) adding up the total amount of money allocated to a specific investment option;

2) subtracting from that amount insurance charges and any other applicable charges such as for taxes; and

3) dividing this amount by the number of outstanding accumulation units.

   When you make a purchase payment, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. We determine the number of accumulation units credited to your contract by dividing the amount of the purchase payment, plus (if you have purchased the Contract With Credit) any applicable credit, allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.

   We cannot guarantee that your contract value will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest rate of 3.0% a year on that portion of the contract value allocated to the fixed interest-rate option.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        6:
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC
        PARTNERS PLUS CONTRACT?
--------------------------------------------------------------------------------

THERE ARE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE CONTRACT THAT REDUCE THE RETURN ON YOUR INVESTMENT. WE DESCRIBE THESE CHARGES AND EXPENSES BELOW.

INSURANCE AND ADMINISTRATIVE CHARGE

Each day, we make a deduction for the insurance and administrative charge. This charge covers our expenses for mortality and expense risk, administration, marketing and distribution. If you choose a guaranteed minimum death benefit option, the insurance and administrative charge also includes a charge to cover our assumption of the associated risk. The mortality risk portion of the charge is for our assumption of the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The expense risk portion of the charge is for our assumption of the risk that the current charges will be insufficient in the future to cover the cost of administering the contract. The administrative expense portion of the charge compensates us for the expenses associated with the administration of the contract. This includes preparing and issuing the contract; establishing and maintaining contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs. The guaranteed minimum death benefit risk portion of the charge, if applicable, covers our assumption of the risk that the protected value of the contract will be larger than the base death benefit if the contract owner dies during the accumulation phase.

   If the insurance and administrative charge is not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from this charge. The insurance and administrative charge for your contract cannot be increased. We may use any profits from this charge to pay for the costs of distributing the contracts. If you choose the Contract With Credit, we will also use any profits from this charge to recoup our costs of providing the credit.

   We calculate the insurance and administrative charge based on the average daily value of all assets allocated to the variable investment options. The amount of the charge depends on the death benefit option that you choose. The charge is equal to 1.40% on an annual basis if you choose the base death benefit, 1.60% on an annual basis if you choose either the roll-up or step-up guaranteed minimum death benefit option, and 1.70% on an annual basis if you choose the guaranteed minimum death benefit option of the greater of the roll-up and step-up.

EARNINGS APPRECIATOR CHARGE

We will impose an additional charge if you choose the Earnings Appreciator supplemental death benefit. The charge for this benefit is based on an annual rate of 0.15% of your contract value if you have also selected a guaranteed minimum death benefit option (0.20% if you have not selected a guaranteed minimum death benefit option).

   We calculate the charge on each of the following events:

   -  each contract anniversary;

   -  when you begin the income phase of the contract;

   -  upon death of the sole or last surviving owner prior to the income phase;

   -  upon a withdrawal; and

   -  upon a subsequent purchase payment.

   The fee is based on the contract value at time of calculation and is pro-rated for the portion of the year since the last time the fee was calculated.

   The charge is not deducted every time it is calculated. Instead, the charge is deducted, along with any previously calculated but not deducted charge, on each of the following events:

   -  each contract anniversary;

   -  when you begin the income phase of the contract;

   -  upon death of the sole or last surviving owner prior to the income phase;

   -  upon a full withdrawal; and

--------------------------------------------------------------------------------
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
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   - upon a partial withdrawal if the contract value remaining after the partial withdrawal is not enough to cover the then applicable charge.

   We withdraw this charge from each investment option in the same proportion that your contract value is allocated to that option. Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the applicable charge, we will deduct the charge from the amount we pay you.

   The payment of the Earnings Appreciator charge will not reduce the adjusted purchase payments for purposes of calculating subsequent Earnings Appreciator charges. The payment of the Earnings Appreciator charge will be deemed to be made from earnings for purposes of calculating other charges.

   As noted above, the charge is calculated and deducted at least once a year on the contract anniversary. In the future, we may calculate and deduct this fee more frequently, such as quarterly.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE

We will impose an additional charge if you choose the guaranteed minimum income benefit. This is an annual charge equal to 0.25% of the roll-up value of your contract, which we deduct from your contract value on each of the following events:

-  each contract anniversary;

-  when you begin the income phase of the contract;

- when you decide no longer to participate in the guaranteed minimum income benefit;

-  upon a full withdrawal; and

- upon a partial withdrawal if the remaining contract value would not be enough to cover the then applicable GMIB charge.

   If we impose this fee other than on a contract anniversary, then we will pro-rate it based on the portion of the contract year for which the GMIB was in effect. We withdraw the fee from each investment option in the same proportion that your contract value is allocated to that investment option. Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the applicable GMIB charge, we will deduct the GMIB Charge from the amount we pay you.

   In some states, we may calculate the charge for the guaranteed minimum income benefit in a different manner, but that charge will not exceed 0.25% of the roll-up value. Consult the Statement of Additional Information for details.

   We will not impose the GMIB charge after the income phase begins, after you revoke the GMIB option, or after you choose your GMIB payout option.

   Currently, only the roll-up guaranteed minimum income benefit option is available. In the future, we may also offer a step-up option or the greater of the step-up or roll-up option, for which different charges will apply.

ANNUAL CONTRACT FEE

Currently, we do not deduct an annual contract fee for administrative expenses while your contract value is $50,000 or more. If your contract value is less than $50,000 on a contract anniversary during the accumulation phase or when you make a full withdrawal, we will deduct $30 (or if your contract value is less than $1,500, then a lower amount equal to 2% of your contract value) for administrative expenses. (This fee may differ in certain states.) We may increase this charge up to a maximum of $60 per year. Also, we may raise the level of the contract value at which we waive this fee. We will deduct this charge proportionately from each of your contract's investment options.

WITHDRAWAL CHARGE

A withdrawal charge may apply if you make a full or partial withdrawal during the withdrawal charge period for a purchase payment. The withdrawal charge may also apply if you begin the income phase during the withdrawal charge period, depending upon the annuity option you choose. The amount and duration of the withdrawal charge depends on whether you choose the Contract With Credit or the Contract Without Credit. The withdrawal charge varies with the number of contract anniversaries that have elapsed since each

--------------------------------------------------------------------------------
                                                                              39
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        6:
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS CONTRACT? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

purchase payment was made, and is a percentage, shown below, of the amount withdrawn.

  NUMBER OF CONTRACT
ANNIVERSARIES SINCE THE
     DATE OF EACH        CONTRACT WITH CREDIT   CONTRACT WITHOUT CREDIT
   PURCHASE PAYMENT       WITHDRAWAL CHARGE        WITHDRAWAL CHARGE
-----------------------  --------------------   -----------------------
           0                      7%                       7%
           1                      7%                       6%
           2                      7%                       5%
           3                      6%                       4%
           4                      5%                       3%
           5                      4%                       2%
           6                      3%                       1%
           7                      2%                       0%
           8                      1%                       0%
           9                      0%                       0%

   If a withdrawal is effective on the day before a contract anniversary, the withdrawal charge percentage as of the following contract anniversary will apply.

   If you request a withdrawal, we will:

- deduct an amount from the contract value that is sufficient to pay the withdrawal charge,

- if you have chosen the Contract With Credit, take back any credit that has not vested under the vesting schedule, and

-  provide you with the amount requested.

   If you request a full withdrawal, we will provide you with the full amount of the contract value after making these deductions.

   Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We make this "charge-free amount" available to you subject to approval of this feature in your state. We determine the charge-free amount available to you in a given contract year on the contract anniversary that begins that year. In calculating the charge-free amount, we divide purchase payments into two categories -- payments that are subject to a withdrawal charge and those that are not. We determine the charge-free amount based only on purchase payments that are subject to a withdrawal charge. The charge-free amount in a given contract year is equal to 10% of the sum of all the purchase payments subject to the withdrawal charge that you have made as of the applicable contract anniversary. When you make a withdrawal, we will first deduct the amount of the withdrawal from purchase payments no longer subject to a withdrawal charge, and then from the available charge-free amount, and will consider purchase payments to be paid out on a first-in, first-out basis. Withdrawals in excess of the charge-free amount will come first from purchase payments, also on a first-in, first-out basis, and will be subject to withdrawal charges, if applicable, even if earnings are available on the date of the withdrawal. Once you have withdrawn all purchase payments, additional withdrawals will come from any earnings. We do not impose withdrawal charges on earnings.

   If your state has not approved the charge free amount noted above, your charge-free amount will be calculated as follows:

   Each contract year, you mat withdraw up to 10% of your net purchase payments without paying a withdrawal charge. For purposes of determining the withdrawal charge, withdrawals of this 10% "charge-free" amount will come first from purchase payments, on a first-in first-out basis. Withdrawals in excess of the charge-free amount will come first from purchase payments, also on a first-in first-out basis, and will be subject to withdrawal charges, if applicable, even if earnings are available on that date. Once you have withdrawn all purchase payments, further withdrawals will come from any remaining earnings. Earnings are not subject to withdrawal charges.

   Regardless whether we waive withdrawal charges, we will take back any credits that have not vested under the vesting schedule. If you choose the Contract With Credit and make a withdrawal that is subject to a withdrawal charge, we may use part of that withdrawal charge to recoup our costs of providing the credit.

   Withdrawal charges will never be greater than permitted by applicable law.

CRITICAL CARE ACCESS

   Except as restricted by applicable state law, we will waive all withdrawal charges upon receipt of proof that the owner or a joint owner is terminally ill, or has been confined to an eligible nursing home or eligible hospital continuously for at least three months after the contract

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

date. This waiver is not available if the owner has assigned ownership of the contract to someone else.

TAXES ATTRIBUTABLE TO PREMIUM

There are federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

TRANSFER FEE

You can make 12 free transfers every contract year. We measure a contract year from the date we issue your contract, which is the contract date. If you make more than 12 transfers in a contract year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $25 for each additional transfer. In the future we could raise that charge up to $30 per additional transfer, although we have no current plans to do so. We will deduct the transfer fee pro-rate from the investment options from which the transfer is made. In certain states, we may limit the transfer fee to a lower amount to comply with applicable state law. Consult the Statement of Additional Information for details.

COMPANY TAXES

We will pay the taxes on the earnings of the separate account. We do not currently charge you for these taxes. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        7:

HOW CAN I

        ACCESS MY MONEY?
--------------------------------------------------------------------------------

YOU CAN ACCESS YOUR MONEY BY:

-  MAKING A WITHDRAWAL (EITHER PARTIAL OR FULL); OR

-  CHOOSING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

WITHDRAWALS DURING THE ACCUMULATION PHASE

When you make a full withdrawal, you will receive the value of your contract minus any applicable fees and, if you have purchased the Contract With Credit, after we have taken back any credits that have not yet vested. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.

   Unless you tell us otherwise, we will take any partial withdrawal proportionately from all of the variable investment options in which you have invested. For a partial withdrawal, we will deduct any applicable fees and, if you have purchased the Contract With Credit, take back any credit corresponding to the purchase payments you are withdrawing, from the assets in your contract. The minimum amount you may withdraw is $250. If, after a withdrawal, your contract value is less than $2,000, we have the right to end your contract.

   We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order.

   INCOME TAXES, TAX PENALTIES, AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS AND THE TAX DISCUSSION IN THE STATEMENT OF ADDITIONAL INFORMATION.

AUTOMATED WITHDRAWALS

We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual, or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options. The minimum automated withdrawal amount you can make is $100.

   INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS AND THE TAX DISCUSSION IN THE STATEMENT OF ADDITIONAL INFORMATION.

SUSPENSION OF PAYMENTS OR TRANSFERS

The Securities and Exchange Commission may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

- The New York Stock Exchange is closed (other than customary weekend and holiday closings);

-  Trading on the New York Stock Exchange is restricted;

- An emergency exists during which sales and redemptions of shares of the mutual funds are not reasonable or we cannot reasonably value the accumulation units; or

- The Securities and Exchange Commission, by order, permits suspension or postponement of payments for the protection of owners.

   We expect to pay the amount of any withdrawal or transfer made from the fixed interest rate options promptly upon request.

--------------------------------------------------------------------------------
 42

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        8:
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC
        PARTNERS PLUS CONTRACT?
--------------------------------------------------------------------------------

The tax considerations associated with the Strategic Partners Plus contract vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

   Subject to approval by your state, we offer an optional supplemental death benefit called the Earnings Appreciator. Although we believe this benefit is an investment protection feature that should have no adverse tax consequences, it is possible that the Internal Revenue Service could take a contrary position and assert that some or all of the Earnings Appreciator charges should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

   If the Internal Revenue Service determines that the deductions for one or more benefits under the contract, including without limitation the GMDB and GMIB features and the Earnings Appreciator supplemental death benefit, are taxable withdrawals, then the owner may revoke the affected benefit(s) within 90 days after notice from us.

TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

   If you assign or pledge all or part of your contract as collateral for a loan, the part assigned will be treated as a withdrawal. Also, if you elect the interest payment option, that election will be treated, for tax purposes, as surrendering your contract.

   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on the gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances you transfer the contract incident to divorce.

   It is our position that the guaranteed minimum death benefit, the guaranteed minimum income benefit, and other contract benefits are an integral part of the annuity contract and accordingly that the charges made against the annuity contract's cash value for the benefit should not be treated as distributions subject to income tax. It is possible, however, that the Internal Revenue Service could take the position that such charges should be treated as distributions.

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

   After the full amount of your purchase payments have been recovered tax-free, the full amount of the

--------------------------------------------------------------------------------
                                                                              43
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        8:
TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS CONTRACT
CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;

- the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity;

TAXES PAYABLE BY BENEFICIARIES

All of the death benefit options are subject to income tax to the extent the distribution exceeds the adjusted basis in the contract and the full value of the death benefit is included in the owner's estate. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below. Tax consequences to the beneficiary vary among the death benefit payment options.

-  Choice 1:  the beneficiary is taxed on earnings in the contract.

- Choice 2: the beneficiary is taxed as amounts are withdrawn (In this case earnings are treated as being distributed first).

- Choice 3: the beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

WITHHOLDING OF TAX FROM DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to tax withholding. You may generally choose not to have tax withheld from your payments. You must make that choice on the appropriate forms that we provide.

ANNUITY QUALIFICATION

   DIVERSIFICATION AND INVESTOR CONTROL In order to qualify for the tax rules applicable to annuity contracts described above, the contract must be an annuity contract for tax purposes. This means that the assets underlying the annuity contract must be diversified, according to certain rules. It also means that we, and not you as the contract-owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. We believe these rules, which are further discussed in the Statement of Additional Information, will be met.

   REQUIRED DISTRIBUTIONS UPON YOUR DEATH Upon your death (or the death of a joint owner, if earlier), certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

   If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

   If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if an annuity payment option is selected by your designated beneficiary and if annuity payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom ownership of the contract passes by reason of death, and must be a natural person.

   If any portion of the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

   CHANGES IN THE CONTRACT We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

owners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

-  You are a nonresident alien.

- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

-  You wish additional information on withholding taxes.

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans. Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities ("IRAs") which are subject to Sections 408(a), 408(b) and 408A of the Tax Code. This description assumes that you have satisfied the requirements for eligibility for these products.

   YOU SHOULD BE AWARE THAT TAX FAVORED PLANS SUCH AS IRAS GENERALLY PROVIDE TAX DEFERRAL REGARDLESS WHETHER THEY INVEST IN ANNUITY CONTRACTS. THIS MEANS THAT WHEN A TAX FAVORED PLAN INVESTS IN AN ANNUITY CONTRACT, IT GENERALLY DOES NOT RESULT IN ANY ADDITIONAL TAX DEFERRAL BENEFITS.

TYPES OF TAX FAVORED PLANS

   IRAS If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" on page 50 contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount credited under the contract, calculated as of the date that we receive this cancellation notice, if greater).

   Contributions Limits/Rollovers: Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution you may make to an IRA (which is generally $2,000/year). The "rollover" rules under the Tax Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not be able subsequently to "roll over" the contract funds originally derived from a qualified retirement plan into another Section 401(a) plan or TDA (although you may be able to transfer the funds to another
IRA).

   Required Provisions: Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

- You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

-  Your rights as owner are non-forfeitable;

-  You cannot sell, assign or pledge the contract, other than to Pruco Life;

- The annual premium you pay cannot be greater than $2,000 (which does not include any rollover amounts);

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        8:
TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS CONTRACT
CONTINUED
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

- The date on which annuity payments must begin cannot be later than the April 1st of the calendar year after the calendar year you turn age 70 1/2; and

- Death and annuity payments must meet "minimum distribution requirements" (described below).

   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

-  A 10% "early distribution penalty" (described below);

- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

-  Failure to take a minimum distribution (also generally described below).

   ROTH IRAS Congress amended the Tax Code in 1997 to add a new Section 408A, creating the "Roth IRA" as a new type of individual retirement plan. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

-  Contributions to a Roth IRA cannot be deducted from your gross income;

- "Qualified distributions" (generally, held for 5 tax years and payable on account of death, disability, attainment of age 59 1/2, or first time-homebuyer) from Roth IRAs are excludable from your gross income; and

- If eligible, you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

   Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA (generally, $2,000 less any contributions to a traditional IRA), you may purchase a contract as a Roth IRA only in connection with a "rollover" or "conversion" of the proceeds of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA, or Roth IRA. The Tax Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION

If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. The amount of the payment must be at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount, including a new method permitted under IRS rules released in January 2001. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% IRS penalty tax on the amount of any minimum distribution not made in a timely manner.

   You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will send you a check for this minimum distribution amount, less any other partial withdrawals that you made during the year. Please note that the Minimum Distribution option may need to be modified after 2001 to satisfy recently announced changes in IRS rules.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, SIMPLE-IRA (which may increase to 25%), Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

There are only limited exceptions to this tax, and you should consult your tax adviser for further details.

WITHHOLDING

The Tax Code requires a mandatory 20% federal income tax withholding for certain distributions from a TDA or qualified retirement plan, unless the distribution is an eligible rollover contribution that is "directly" rolled into another qualified plan, IRA (including the IRA variations described above) or TDA. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and

-  For all other distributions, you will be withheld at a 10% rate.

   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the "Employee Retirement Income Security Act of 1974") and the Tax Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.

   Information about any applicable fees, charges, discounts, penalties or adjustments may be found under "What Are the Expenses Associated with the Strategic Partners Plus Contract" starting on page 38.

   Information about sales representatives and commissions may be found under "Other Information" and "Sale and Distribution of the Contract" on page 48.

   In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

ADDITIONAL INFORMATION

For additional information about federal tax law requirements applicable to tax favored plans, see the "IRA Disclosure Statement" on page 50.

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                                                                              47
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        9:

OTHER

        INFORMATION
--------------------------------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York and is subject to the insurance laws and regulations of all the jurisdictions where it is licensed to do business. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the State of New Jersey.

   Prudential is currently pursuing reorganizing itself into a stock life insurance company through a process known as "demutualization". On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. On December 15, 2000, the Board of Directors adopted a plan of reorganization pursuant to that legislation and authorized management to submit an application to the New Jersey Commissioner of Banking and Insurance for approval of the plan. The application was submitted on March 14, 2001. However, demutualization is a complex process and a number of additional steps must be taken before the demutualization can occur, including a public hearing, voting by qualified policyholders, and regulatory approval. Prudential is planning on completing this process in 2001, but there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans. As a general rule, the plan of reorganization provides that, in order for policies or contracts to be eligible for compensation in the demutualization, they must have been in force on the date the Board of Directors adopted the plan, December 15, 2000. If demutualization does occur, all guaranteed benefits described in your policy or contract would stay the same.

THE SEPARATE ACCOUNT

We have established a separate account, the Pruco Life Flexible Premium Variable Annuity Account (the "separate account"), to hold the assets that are associated with the contracts. The separate account was established under Arizona law on June 16, 1995, and is registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life, including its audited financial statements, appears in the Statement of Additional Information.

SALE AND DISTRIBUTION OF THE CONTRACT

Prudential Investment Management Services LLC ("PIMS"), 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the contracts. PIMS is a wholly-owned subsidiary of Prudential and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

   We pay the broker-dealer whose registered representatives sell the Contract either:

-  a commission of up to 7% of your Purchase Payments; or

- a combination of a commission on Purchase Payments and a "trail" commission -- which is a commission determined as a percentage of your Contract Value that is paid periodically over the life of your Contract.

The commission amount quoted above is the maximum amount which is paid. In most circumstances, the registered representative who sold the contract will receive significantly less.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   From time to time, Prudential or its affiliates may offer and pay non-cash compensation to registered representatives who sell the Contract. For example, Prudential or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential-affiliated broker-dealers and independent broker-dealers. Prudential and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with NASD rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the Contract does not result directly in any additional charge to you.

ASSIGNMENT

You can assign the contract at any time during your lifetime. If you do so, we will reset the death benefit to equal the contract value on the date the assignment occurs. For details, see "What is the Death Benefit," on page 33. We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. An assignment, like any other change in ownership, may trigger a taxable event.

   If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.

FINANCIAL STATEMENTS

The financial statements of the separate account associated with Strategic Partners Plus are included in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

Contents:

-  Company

-  Experts

-  Litigation

-  Legal Opinions

-  Principal Underwriter

-  Determination of Accumulation Unit Values

-  Performance Information

-  Comparative Performance Information and Advertising

-  Federal Tax Status

-  State Specific Variations

-  Directors and Officers

-  Financial Statements

HOUSEHOLDING

To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contractholder that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling 1-877-778-5008.

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                                                                              49
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

IRA DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, your simplified employee pension IRA (SEP) for employer contributions, your Savings Incentive Match Plan for Employees (SIMPLE) IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service. Those are federal tax law rules; state tax laws may vary.

FREE LOOK PERIOD

The annuity contract offered by this prospectus gives you the opportunity to return the contract for a full refund within 10 days (or whatever period is required by applicable state law) after it is delivered. This is a more liberal provision than is required in connection with IRAs. To exercise this "free-look" provision, return the contract to the representative who sold it you or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus.

ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally, if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS

Contributions to your IRA will be deductible if you are not an "active participant" in an employer maintained qualified retirement plan or you have "Adjusted Gross Income" (as defined under Federal tax laws) which does not exceed the "applicable dollar limit." IRA (or SEP) contributions must be made by no later than the time you file your income tax return for that year. For a single taxpayer, the applicable dollar limitation is $33,000 in 2001, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $33,000 -- $43,000. For married couples filing jointly, the applicable dollar limitation is $53,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $53,000-$63,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $43,000 for individuals and $63,000 for married couples filing jointly. These amounts are for 2001. Income limits are scheduled to increase until 2006 for single taxpayers and 2007 for married taxpayers.

   Contributions made by your employer to your SEP are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEP will be entitled to elect to have their employer make contributions to their SEP on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to the SEP, those funds are not treated as current taxable income to the employee. Elective deferrals under a SEP are subject to an inflation-adjusted limit, which is $10,500 in 2001. Salary-reduction SEPs (also called "SARSEPs") are available only if at least 50% of the employees elect to have amounts contributed to the SARSEP and if the employer has 25 or fewer employees at all times during the preceding year. New SARSEPs may not be established after 1996.

   The IRA maximum annual contribution and your tax deduction is limited to the lesser of: (1) $2,000 or (2) 100% of your earned compensation. Contributions in excess of the deduction limits may be subject to penalty. See below.

   Under a SEP agreement, the maximum annual contribution which your employer may make on your behalf to a SEP contract that is excludable from your income is the lesser of 15% of your salary or $25,500 (in 2001). An employee who is a participant in a SEP agreement may make after-tax contributions to the SEP contract, subject to the contribution limits applicable to IRAs in general.
Those employee contributions will be deductible subject to the deductibility rules described above.
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) $2,000 or (2) 100% of taxable alimony.

   If you or your employer should contribute more than the maximum contribution amount to your IRA or SEP, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA or SEP before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

   Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See Premature Distributions below for penalties imposed on withdrawal when the contribution exceeds $2,000.)

IRA FOR NON-WORKING SPOUSE

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and, if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to $2,000 each may be made to your IRA and the spousal IRA if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRAs; (ii) $4,000; or (iii) 100% of your combined gross income.

   Contributions in excess of the contribution limits may be subject to penalty. See above under "Contributions and Deductions." If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.

   Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

ROLLOVER CONTRIBUTION

Once every year, you are permitted to withdraw any portion of the value of your IRA or SEP and reinvest it in another IRA or bond. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax-deduction for the amount of any rollover contribution.

   A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. Unless you were a self-employed participant in the distributing plan, you may later roll over such a contribution to another qualified retirement plan as long as you have not mixed it with IRA (or SEP) contributions you have deducted from your income. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.)

DISTRIBUTIONS
(a) PREMATURE DISTRIBUTIONS

At no time can your interest in your IRA or SEP be forfeited. To insure that your contributions will be used for retirement, the federal tax law does not permit you to use your IRA or SEP as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEP to anyone. Use of an IRA (or SEP) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% tax penalty if you are not at least age 59 1/2 or totally disabled. (You may, however, assign your IRA or SEP without penalty to your former spouse in accordance with the terms of a divorce decree.)

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IRA DISCLOSURE STATEMENT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   You may surrender any portion of the value of your IRA (or SEP). In the case of a partial surrender which does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59 1/2 or totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

   The 10% tax penalty does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 1/2 or are disabled.

(b) DISTRIBUTION AFTER AGE 59 1/2

Once you have attained age 59 1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEP) regardless of when you actually retire. In addition, you must commence distributions from your IRA by April 1 following the year you attain age 70 1/2. You may elect to receive the distribution under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the periodic payment options or in one sum will be treated as ordinary income as you receive them to the degree that you have made deductible contributions. If you have made both deductible and nondeductible contributions, the portion of the distribution attributable to the nondeductible contribution will be tax-free.

(c) INADEQUATE DISTRIBUTIONS--50% TAX

Your IRA or SEP is intended to provide retirement benefits over your lifetime. Thus, federal tax law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70 1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse/beneficiary). The calculation method is revised under the IRS proposed regulations for distributions beginning in 2002 and are optional for distributions in 2001. If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

(d) DEATH BENEFITS

If you, (or your surviving spouse) die before receiving the entire value of your IRA (or SEP), the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum within 5 years of death, or applied to purchase an immediate annuity for the beneficiary. This annuity must be payable over the life expectancy of the beneficiary beginning by December 31st of the year following the year after your or your spouse's death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun, the entire amount must be distributed at least as rapidly as if the owner had survived. A distribution of the balance of your IRA upon your death will not be considered a gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.

ROTH IRAS

Section 408A of the Tax Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $160,000 for married individuals filing jointly and less than $110,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all IRAs maintained by an individual is generally the lesser of $2,000 and 100% of compensation for that year (the $2,000 limit is phased out for incomes between $150,000 and $160,000 for married and between $95,000 and $110,000 for singles). The contribution limit is reduced by the amount of any contributions made to a traditional IRA. Contributions to a Roth IRA are not deductible.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a traditional IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer's gross income. If such a rollover, transfer or conversion occurred before January 1, 1999, the portion of the amount includable in gross income must be included in income ratably over the next four years beginning with the year in which the transaction occurred. Provided a rollover contribution meets the requirements of IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

   UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLL OVER, TRANSFER OR CONVERT ALL OR PART OF A TRADITIONAL IRA TO A ROTH IRA. PERSONS CONSIDERING A ROLLOVER, TRANSFER OR CONVERSION SHOULD CONSULT THEIR OWN TAX ADVISOR.

   "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2;
(b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA.

   Distributions from a Roth IRA need not commence at age 70 1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed by December 31 of the calendar year containing the fifth anniversary of the owner's death subject to certain exceptions.

REPORTING TO THE IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate.

--------------------------------------------------------------------------------

                                    APPENDIX
                  Calculation of Earnings Appreciator Benefit

EXAMPLE 1:
Assume that a purchase payment of $70,000 is made on the contract date. Assume that no withdrawals or subsequent purchase payments are made and that the contract value used in the death benefit calculation is $120,000. Also assume that the owner (or joint owner, if older) is younger than age 66 on the date the application is signed.

45% of lesser of:
  Adjusted Purchase Payment                  $70,000
  Allocated Earnings                         $50,000 contract value minus purchase payment)
Benefit (45% of $50,000)                     $22,500

EXAMPLE 2:
Assume that a 60 year old purchases a contract on 1/1/2001 with a $50,000 purchase payment.

The owner's initial purchase payment (purchase payment #1) grows to $90,000 on 1/1/2005, giving the contract $40,000 IN EARNINGS*, all allocated to the initial purchase payment. On this date, the owner makes an additional purchase payment of $60,000. The $60,000 purchase payment increases the contract value to $150,000 ($90,000 + $60,000). At this time, there are no earnings allocated to the additional purchase payment (purchase payment #2). However, future earnings will now be allocated to the two purchase payments in the following proportions:

      (purchase payment#1 + earnings)/total contract value = ($50,000 + $40,000*)/ $150,000 = 60%
      (purchase payment#2 + earnings)/total contract value = ($60,000 + $0)/ $150,000 = 40%

On 1/1/2009 the owner makes a withdrawal of $38,000. The contract value has grown an additional $40,000 from $150,000 on 1/1/2005 to $190,000 on 1/1/2009 prior to the withdrawal. The $40,000 IN NEW EARNINGS** will be allocated among the two purchase payments prior to the withdrawal using the percentages determined above.

      $40,000 IN NEW EARNINGS**
      Earnings Allocated to Adjusted Purchase Payment #1 (60% of $40,000**) = $24,000
      Earnings Allocated to Adjusted Purchase Payment # 2 (40% of $40,000**) = $16,000

The earnings allocated to each purchase payment now are as follows:

                                          BEFORE
                                           NEW
                                         EARNINGS        $40,000 NEW EARNINGS         TOTAL
                                         --------    +   --------------------    =   --------
Purchase Payment #1                      $ 50,000              $     0               $ 50,000
Earnings Allocated to #1                 $ 40,000              $24,000               $ 64,000
Purchase Payment #2                      $ 60,000              $     0               $ 60,000
Earnings Allocated to #2                 $      0              $16,000               $ 16,000
                                         --------              -------               --------
                                         $150,000     +        $40,000            =  $190,000

The withdrawal of $38,000 reduces the contract value by 20% ($38,000/$190,000). The withdrawal will reduce both purchase payments and the earnings allocated to each of them by 20% as shown below.

                                 BEFORE
                               WITHDRAWAL         REDUCED BY 20%
                               ----------         --------------
Adjusted Purchase Payment #1    $ 50,000             $ 40,000
Earnings Allocated to #1        $ 64,000             $ 51,200
Adjusted Purchase Payment #2    $ 60,000             $ 48,000
Earnings Allocated to #2        $ 16,000             $ 12,800
                                --------             --------
                                $190,000             $152,000

The contract value grows $20,000 from $152,000 on 1/1/2009 to $172,000 on 1/1/2011. THE $20,000 IN NEW EARNINGS*** will be allocated among the two purchase payments using the percentages determined above.

        $20,000 IN NEW EARNINGS***
        Earnings Allocated to Adjusted Purchase Payment #1 (60% of $20,000***) = $12,000
        Earnings Allocated to Adjusted Purchase Payment # 2 (40% of $20,000***) = $ 8,000

--------------------------------------------------------------------------------
 54

The earnings allocated to each purchase payment now are as follows:

                                      BEFORE
                                       NEW
                                     EARNINGS        $20,000 NEW EARNINGS         TOTAL
                                     --------    +   --------------------    =   --------
Adjusted Purchase Payment #1         $ 40,000              $     0               $ 40,000
Earnings Allocated to #1             $ 51,200              $12,000               $ 63,200
Adjusted Purchase Payment #2         $ 48,000              $     0               $ 48,000
Earnings Allocated to #2             $ 12,800              $ 8,000               $ 20,800
                                     --------              -------               --------
                                     $152,000    +         $20,000           =   $172,000

Now let's calculate the total Earnings Appreciator Benefit as of 1/1/2011:

Benefit on Purchase Payment #1                           Benefit on Purchase Payment #2
  45% of lesser of:                                      45% of lesser of:
     Adjusted Purchase Payment        $40,000              Adjusted Purchase Payment           $48,000
     Allocated Earnings               $63,200              Allocated Earnings                  $20,800
  45% OF $40,000                      $18,000            45% OF $20,800                         $9,360

         TOTAL EARNINGS APPRECIATOR BENEFIT: $18,000 + $9,360 = $27,360

--------------------------------------------------------------------------------
                                                                              55
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

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2001

              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                           VARIABLE ANNUITY CONTRACTS

     The Strategic Partners Annuity One(SM*) and Strategic Partners(SM) Plus annuity contract (the "contracts") are individual variable annuity contracts issued by the Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and are funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). The contract is purchased by making an initial purchase payment of $10,000 or more; subsequent payments must be $1,000 or more.

     This statement of additional information is not a prospectus and should be read in conjunction with the Strategic Partners Annuity One or Strategic Partners Plus prospectus, dated May 1, 2001. To obtain a copy of either prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19101, or by telephoning (888) PRU-2888.

                               TABLE OF CONTENTS

                                                             PAGE
                                                             ----
COMPANY.....................................................   2
EXPERTS.....................................................   2
LITIGATION..................................................   2
LEGAL OPINIONS..............................................   3
PRINCIPAL UNDERWRITER.......................................   3
DETERMINATION OF ACCUMULATION UNIT VALUES...................   3
PERFORMANCE INFORMATION.....................................   5
COMPARATIVE PERFORMANCE INFORMATION AND ADVERTISING.........  12
FEDERAL TAX STATUS..........................................  13
STATE SPECIFIC VARIATIONS...................................  14
DIRECTORS AND OFFICERS......................................  15
FINANCIAL STATEMENTS........................................  16

         PRUCO LIFE INSURANCE COMPANY                 PRUDENTIAL ANNUITY SERVICE CENTER
            213 WASHINGTON STREET                               P.O. BOX 7960
        NEWARK, NEW JERSEY 07102-2992                  PHILADELPHIA, PENNSYLVANIA 19101
                                                          TELEPHONE: (888) PRU-2888

* STRATEGIC PARTNERS ANNUITY ONE is a service mark of Prudential.

ORD000045B

                                    COMPANY

     Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam and all states except New York.

     Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual life insurance company founded in 1875 under the laws of the State of New Jersey. As discussed in the prospectus, Prudential is considering converting to a stock life insurance company.

                                    EXPERTS

     The consolidated financial statements of Pruco Life and its subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and the financial statements of the Pruco Life Flexible Premium Variable Annuity Account as of December 31, 2000 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

                                   LITIGATION

     We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

     Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Pruco Life and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including Pruco Life, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.

     As of December 31, 2000, Prudential and/or Pruco Life remained a party to approximately 109 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. Some of these cases seek substantial damages while others seek unspecified compensatory, punitive or treble damages. It is possible that substantial punitive damages might be awarded in one or more of these cases. Additional suits may also be filed by other individuals who "opted out" of the settlements.

     Prudential has indemnified Pruco Life for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

     As of December 31, 2000 Prudential has paid or reserved for payment $4.405 billion before tax, equivalent to $2.850 billion after tax, to provide for remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against Prudential separately, and other fees and expenses associated with the resolution of sales practices issues.

                                 LEGAL OPINIONS

     Shea & Gardner of Washington, D.C., has provided advice on certain matters relating to the federal securities laws in connection with the contracts.

                             PRINCIPAL UNDERWRITER

     Prudential Investment Management Services LLC ("PIMS"), a subsidiary of Prudential, offers the contracts on a continuous basis through corporate office and regional home office employees in those states in which contracts may be lawfully sold. It may also offer the contract through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

     During 2000, $3,408,667 was paid to Prudential Investment Management Services LLC for its services as principal underwriter. During 2000, PIMS retained none of those commissions.

     Prudential may pay trail commissions to registered representatives who maintain an ongoing relationship with a contractholder. Typically, a trail commission is a compensation that is paid periodically to a representative, the amount of which is linked to the value of the contract and the amount of time that the contract has been in effect.

                   DETERMINATION OF ACCUMULATION UNIT VALUES

     The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for administrative expenses and mortality and expense risks. (See WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE CONTRACT and CALCULATING CONTRACT VALUE in the prospectus.) The value of the assets of a subaccount is determined by multiplying the number of shares of The Prudential Series Fund, Inc. (the "Series Fund") or other Fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Series Fund or other Fund but not yet paid.

     As we have indicated in the prospectus, the Strategic Partners Annuity One Variable Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such Contract features. In the prospectus, we depict the unit values corresponding to the Contract features bearing the highest and lowest combination of asset-based charges. Here, we set out unit values corresponding to the remaining unit values.

            ACCUMULATION UNIT VALUES: AS A PERCENTAGE OF EACH FUND'S
                            AVERAGE DAILY NET ASSETS
                         (GMDB ROLL UP OR STEP-UP 1.60)

                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
Prudential Global Portfolio
  9/22/2000* to 12/31/2000                                    $0.99801         $0.87614             170,411
Prudential Jennison Portfolio
  9/22/2000* to 12/31/2000                                    $1.00267         $0.81530           1,737,903
Prudential Money Market Portfolio
  9/22/2000* to 12/31/2000                                    $1.00039         $1.01313           3,370,834
Prudential Stock Index Portfolio
  9/22/2000* to 12/31/2000                                    $0.99964         $0.91086             519,592
SP Aggressive Growth Asset Allocation Portfolio
  9/22/2000* to 12/31/2000                                    $0.99987         $0.92940             422,355
SP AIM Aggressive Growth Portfolio
  9/22/2000* to 12/31/2000                                    $0.99987         $0.85619             534,817
SP AIM Growth and Income Portfolio
  9/22/2000* to 12/31/2000                                    $0.99987         $0.83887             383,123
SP Alliance Large Cap Growth Portfolio
  9/22/2000* to 12/31/2000                                    $0.99987         $0.85187           1,755,772
SP Alliance Technology Portfolio
  9/22/2000* to 12/31/2000                                    $0.99987         $0.75950           1,867,790
SP Balanced Asset Allocation Portfolio
  9/22/2000* to 12/31/2000                                    $0.99987         $0.97950             634,300
SP Conservative Asset Allocation Portfolio
  9/22/2000* to 12/31/2000                                    $0.99987         $1.00406             665,041
SP Davis Value Portfolio
  9/22/2000* to 12/31/2000                                    $0.99987         $1.01245           1,945,466
SP Deutsche International Equity Portfolio
  9/22/2000* to 12/31/2000                                    $0.99987         $0.94384             771,475
SP Growth Asset Allocation Portfolio
  9/22/2000* to 12/31/2000                                    $0.99987         $0.95128           1,285,587
SP INVESCO Small Company Growth Portfolio
  9/22/2000* to 12/31/2000                                    $0.99987         $0.83429             299,778
SP Jennison International Growth Portfolio
  9/22/2000* to 12/31/2000                                    $0.99987         $0.84626             696,580
SP Large Cap Value Portfolio
  9/22/2000* to 12/31/2000                                    $0.99987         $1.04359             340,670
SP MFS Capital Opportunities Portfolio
  9/22/2000* to 12/31/2000                                    $0.99987         $0.91203             652,725
SP MFS Mid-Cap Growth Portfolio
  9/22/2000* to 12/31/2000                                    $0.99987         $0.97308             898,357
SP PIMCO High Yield Portfolio
  9/22/2000* to 12/31/2000                                    $0.99987         $1.01497             357,097
SP PIMCO Total Return Portfolio
  9/22/2000* to 12/31/2000                                    $0.99987         $1.04720           1,000,276
SP Prudential US Emerging Growth Portfolio
  9/22/2000* to 12/31/2000                                    $0.99987         $0.83520             751,146
SP Small/Mid Cap Value Portfolio
  9/22/2000* to 12/31/2000                                    $0.99987         $1.10842             347,741
SP Strategic Partners Focused Growth Portfolio
  9/22/2000* to 12/31/2000                                    $0.99987         $0.79184             681,560
Janus Aspen Series- Growth Portfolio Service Shares
  9/22/2000* to 12/31/2000                                    $1.00398         $0.82995           1,012,346

                            PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURN

     The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission ("SEC"). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term "charges" for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of the specified period to the ending redeemable value at the end of the period according to the following formula:

                                  P(1+T)n=ERV

     Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

NON-STANDARD TOTAL RETURN

     In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

     No standard total return is included, because the Subaccounts associated with the Prudential Series Fund and Janus Aspen Series only commenced operations in September, 2000 and those Subaccounts associated with the Evergreen Variable Annuity Trust only commenced operations in May 2001. For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as "non-standardized data"). Standard and non-standard average annual return calculations include all of the fees under the Contract (i.e., the mortality and expense risk charge and the administrative fee) based on a Contract without Credit. This information does not indicate or represent future performance.

     The following three tables assume a daily insurance and administrative charge equal to 1.40% on an annual basis and no guaranteed minimum income benefit.

     Table 1 below shows the average annual rates of total return on hypothetical investments of $1,000 for periods ended December 31, 2000 in each subaccount (other than the Money Market Subaccount) that invested in a fund having performance history of at least one full year. These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the Contract. This table assumes deferred sales charges.

                                    TABLE 1
                  NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

                                                                          FIVE         TEN        FROM DATE
                                                           ONE YEAR      YEARS        YEARS      ESTABLISHED
                   FUND                        DATE         ENDED        ENDED        ENDED        THROUGH
                PORTFOLIO                   ESTABLISHED   12/31/2000   12/31/2000   12/31/2000   12/31/2000
                ---------                   -----------   ----------   ----------   ----------   -----------
Prudential Global Portfolio                    09/88        -23.69%      12.62%       11.13%         9.68%
Prudential Jennison Portfolio                  05/95        -23.39%      17.89%         N/A         15.61%
Prudential Stock Index Portfolio               10/87        -15.16%      16.35%       15.45%        14.91%
SP Aggressive Growth Asset Allocation
  Portfolio                                    09/00           N/A         N/A          N/A         -2.25%
SP AIM Aggressive Growth Portfolio             09/00           N/A         N/A          N/A        -15.15%
SP AIM Growth And Income Portfolio             09/00           N/A         N/A          N/A        -17.16%
SP Alliance Large Cap Growth Portfolio         09/00           N/A         N/A          N/A        -15.58%
SP Alliance Technology Portfolio               09/00           N/A         N/A          N/A        -21.69%
SP Balanced Asset Allocation Portfolio         09/00           N/A         N/A          N/A         -2.05%
SP Conservative Asset Allocation Portfolio     09/00           N/A         N/A          N/A         -2.48%
SP Davis Value Portfolio                       09/00           N/A         N/A          N/A          0.48%
SP Deutsche International Equity Portfolio     09/00           N/A         N/A          N/A         -6.38%
SP Growth Asset Allocation Portfolio           09/00           N/A         N/A          N/A         -0.74%
SP INVESCO Small Company Growth Portfolio      09/00           N/A         N/A          N/A        -14.42%
SP Jennison International Growth Portfolio     09/00           N/A         N/A          N/A         -8.49%
SP Large Cap Value Portfolio                   09/00           N/A         N/A          N/A          1.51%
SP MFS Capital Opportunities Portfolio         09/00           N/A         N/A          N/A         -9.56%
SP MFS Mid-Cap Growth Portfolio                09/00           N/A         N/A          N/A         -3.44%
SP PIMCO High Yield Portfolio                  09/00           N/A         N/A          N/A          0.73%
SP PIMCO Total Return Portfolio                09/00           N/A         N/A          N/A          3.96%
SP Prudential U.S. Emerging Growth
  Portfolio                                    09/00           N/A         N/A          N/A        -17.25%
SP Small/Mid Cap Value Portfolio               09/00           N/A         N/A          N/A          7.84%
SP Strategic Partners Focused Growth
  Portfolio                                    09/00           N/A         N/A          N/A        -15.89%
Evergreen VA Blue Chip Fund                    04/00           N/A         N/A          N/A        -11.68%
Evergreen VA Capital Growth Fund               03/98          6.68%        N/A          N/A          7.57%
Evergreen VA Foundation Fund                   03/96        -35.42%        N/A          N/A        -17.16%
Evergreen VA Global Leaders Fund               03/97        -21.48%        N/A          N/A          1.73%
Evergreen VA Growth Fund                       03/98          6.83%        N/A          N/A          6.23%
Evergreen VA Masters Fund                      01/99        -17.87%        N/A          N/A          2.96%
Evergreen VA Omega Fund                        03/97        -21.92%        N/A          N/A         12.75%
Evergreen VA Small Cap Value Fund              05/98         -2.05%        N/A          N/A         -9.10%
Janus Aspen Series--Growth Portfolio
  Service Shares                               11/95        -21.05%      17.63%         N/A         17.25%

     Table 2 shows the average annual rates of return using the same assumptions as in Table 1, but assumes that the investments are not withdrawn at the end of the period. This table assumes no deferred sales charges.

                                    TABLE 2
      NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                                            FIVE         TEN        FROM DATE
                                                             ONE YEAR      YEARS        YEARS      ESTABLISHED
                    FUND                         DATE         ENDED        ENDED        ENDED        THROUGH
                 PORTFOLIO                    ESTABLISHED   12/31/2000   12/31/2000   12/31/2000   12/31/2000
                 ---------                    -----------   ----------   ----------   ----------   -----------
Prudential Global Portfolio                      09/88        -18.89%      12.72%       11.16%         9.70%
Prudential Jennison Portfolio                    05/95        -18.59%      17.97%         N/A         15.69%
Prudential Stock Index Portfolio                 09/87        -10.36%      16.44%       15.47%        14.92%
SP Aggressive Growth Asset Allocation
  Portfolio                                      09/00           N/A         N/A          N/A         -1.45%
SP AIM Aggressive Growth Portfolio               09/00           N/A         N/A          N/A        -14.35%
SP AIM Growth And Income Portfolio               09/00           N/A         N/A          N/A        -16.36%
SP Alliance Large Cap Growth Portfolio           09/00           N/A         N/A          N/A        -14.78%
SP Alliance Technology Portfolio                 09/00           N/A         N/A          N/A        -20.89%
SP Balanced Asset Allocation Portfolio           09/00           N/A         N/A          N/A         -1.25%
SP Conservative Asset Allocation Portfolio       09/00           N/A         N/A          N/A         -1.68%
SP Davis Value Portfolio                         09/00           N/A         N/A          N/A          1.28%
SP Deutsche International Equity Portfolio       09/00           N/A         N/A          N/A         -5.58%
SP Growth Asset Allocation Portfolio             09/00           N/A         N/A          N/A          0.06%
SP INVESCO Small Company Growth Portfolio        09/00           N/A         N/A          N/A        -13.62%
SP Jennison International Growth Portfolio       09/00           N/A         N/A          N/A         -7.69%
SP Large Cap Value Portfolio                     09/00           N/A         N/A          N/A          2.31%
SP MFS Capital Opportunities Portfolio           09/00           N/A         N/A          N/A         -8.76%
SP MFS Mid-Cap Growth Portfolio                  09/00           N/A         N/A          N/A         -2.64%
SP PIMCO High Yield Portfolio                    09/00           N/A         N/A          N/A          1.53%
SP PIMCO Total Return Portfolio                  09/00           N/A         N/A          N/A          4.76%
SP Prudential U.S. Emerging Growth Portfolio     09/00           N/A         N/A          N/A        -16.45%
SP Small/Mid Cap Value Portfolio                 09/00           N/A         N/A          N/A          8.64%
SP Strategic Partners Focused Growth
  Portfolio                                      09/00           N/A         N/A          N/A        -15.09%
Evergreen VA Blue Chip Fund                      04/00           N/A         N/A          N/A        -10.88%
Evergreen VA Capital Growth Fund                 03/98         11.48%        N/A          N/A          7.83%
Evergreen VA Foundation Fund                     03/96        -30.62%        N/A          N/A        -16.82%
Evergreen VA Global Leaders Fund                 03/97        -16.68%        N/A          N/A          1.92%
Evergreen VA Growth Fund                         03/98         11.63%        N/A          N/A          6.49%
Evergreen VA Masters Fund                        01/99        -13.07%        N/A          N/A          3.37%
Evergreen VA Omega Fund                          03/97        -17.12%        N/A          N/A         12.90%
Evergreen VA Small Cap Value Fund                05/98          2.75%        N/A          N/A         -8.75%
Janus Aspen Series--Growth Portfolio Service
  Shares                                         11/95        -16.25%      17.71%         N/A         17.33%

     Table 3 shows the cumulative total return for subaccounts investing in portfolios having performance history of at least one year, assuming no withdrawal. This table assumes no deferred sales charges.

                                    TABLE 3
                 CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                                            FIVE         TEN        FROM DATE
                                                             ONE YEAR      YEARS        YEARS      ESTABLISHED
                    FUND                         DATE         ENDED        ENDED        ENDED        THROUGH
                 PORTFOLIO                    ESTABLISHED   12/31/2000   12/31/2000   12/31/2000   12/31/2000
                 ---------                    -----------   ----------   ----------   ----------   -----------
Prudential Global Portfolio                      09/88        -18.89%       81.93%      187.99%      212.08%
Prudential Jennison Portfolio                    05/95        -18.59%      128.46%         N/A       128.46%
Prudential Stock Index Portfolio                 10/87        -10.36%      114.02%      321.36%      527.13%
SP Aggressive Growth Asset Allocation
  Portfolio                                      09/00           N/A          N/A          N/A        -1.45%
SP AIM Aggressive Growth Portfolio               09/00           N/A          N/A          N/A       -14.35%
SP AIM Growth And Income Portfolio               09/00           N/A          N/A          N/A       -16.36%
SP Alliance Large Cap Growth Portfolio           09/00           N/A          N/A          N/A       -14.78%
SP Alliance Technology Portfolio                 09/00           N/A          N/A          N/A       -20.89%
SP Balanced Asset Allocation Portfolio           09/00           N/A          N/A          N/A        -1.25%
SP Conservative Asset Allocation Portfolio       09/00           N/A          N/A          N/A        -1.68%
SP Davis Value Portfolio                         09/00           N/A          N/A          N/A         1.28%
SP Deutsche International Equity Portfolio       09/00           N/A          N/A          N/A        -5.58%
SP Growth Asset Allocation Portfolio             09/00           N/A          N/A          N/A         0.06%
SP INVESCO Small Company Growth Portfolio        09/00           N/A          N/A          N/A       -13.62%
SP Jennison International Growth Portfolio       09/00           N/A          N/A          N/A        -7.69%
SP Large Cap Value Portfolio                     09/00           N/A          N/A          N/A         2.31%
SP MFS Capital Opportunities Portfolio           09/00           N/A          N/A          N/A        -8.76%
SP MFS Mid-Cap Growth Portfolio                  09/00           N/A          N/A          N/A        -2.64%
SP PIMCO High Yield Portfolio                    09/00           N/A          N/A          N/A         1.53%
SP PIMCO Total Return Portfolio                  09/00           N/A          N/A          N/A         4.76%
SP Prudential U.S. Emerging Growth Portfolio     09/00           N/A          N/A          N/A       -16.45%
SP Small/Mid Cap Value Portfolio                 09/00           N/A          N/A          N/A         8.64%
SP Strategic Partners Focused Growth
  Portfolio                                      09/00           N/A          N/A          N/A       -15.09%
Evergreen VA Blue Chip Fund                      04/00           N/A          N/A          N/A       -10.96%
Evergreen VA Capital Growth Fund                 03/98         11.48%         N/A          N/A        22.90%
Evergreen VA Foundation Fund                     03/96        -30.62%         N/A          N/A       -59.08%
Evergreen VA Global Leaders Fund                 03/97        -16.68%         N/A          N/A         7.13%
Evergreen VA Growth Fund                         03/98         11.63%         N/A          N/A        18.31%
Evergreen VA Masters Fund                        01/99        -13.07%         N/A          N/A         5.92%
Evergreen VA Omega Fund                          03/97        -17.12%         N/A          N/A        57.90%
Evergreen VA Small Cap Value Fund                05/98          2.75%         N/A          N/A       -22.30%
Janus Aspen Series--Growth Portfolio Service
  Shares                                         11/95        -16.25%      126.03%         N/A       126.03%

     The following three tables assume a daily insurance and administrative charge equal to 1.70% on an annual basis and a charge for the guaranteed minimum income benefit equal to 0.25% on an annual basis of the "roll-up value" as defined in the prospectus.

     Table 1 below shows the average annual rates of total return on hypothetical investments of $1,000 for periods ended December 31, 2000 in each subaccount (other than the Money Market Subaccount) that invested in a fund having performance history of at least one year. These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the Contract. This table assumes deferred sales charges.

                                    TABLE 1
                  NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

                                                                          FIVE         TEN        FROM DATE
                                                           ONE YEAR      YEARS        YEARS      ESTABLISHED
                   FUND                        DATE         ENDED        ENDED        ENDED        THROUGH
                PORTFOLIO                   ESTABLISHED   12/31/2000   12/31/2000   12/31/2000   12/31/2000
                ---------                   -----------   ----------   ----------   ----------   -----------
Prudential Global Portfolio                    09/88        -24.19%      12.02%       10.54%         9.08%
Prudential Jennison Portfolio                  05/95        -23.89%      17.27%         N/A         15.08%
Prudential Stock Index Portfolio               10/87        -15.69%      15.74%       14.84%        14.30%
SP Aggressive Growth Asset Allocation
  Portfolio                                    09/00           N/A         N/A          N/A         -2.57%
SP AIM Aggressive Growth Portfolio             09/00           N/A         N/A          N/A        -15.48%
SP AIM Growth And Income Portfolio             09/00           N/A         N/A          N/A        -17.50%
SP Alliance Large Cap Growth Portfolio         09/00           N/A         N/A          N/A        -15.91%
SP Alliance Technology Portfolio               09/00           N/A         N/A          N/A        -21.99%
SP Balanced Asset Allocation Portfolio         09/00           N/A         N/A          N/A         -2.37%
SP Conservative Asset Allocation Portfolio     09/00           N/A         N/A          N/A         -2.80%
SP Davis Value Portfolio                       09/00           N/A         N/A          N/A          0.14%
SP Deutsche International Equity Portfolio     09/00           N/A         N/A          N/A         -6.72%
SP Growth Asset Allocation Portfolio           09/00           N/A         N/A          N/A         -1.05%
SP INVESCO Small Company Growth Portfolio      09/00           N/A         N/A          N/A        -14.75%
SP Jennison International Growth Portfolio     09/00           N/A         N/A          N/A         -8.80%
SP Large Cap Value Portfolio                   09/00           N/A         N/A          N/A         -9.90%
SP MFS Capital Opportunities Portfolio         09/00           N/A         N/A          N/A         -3.79%
SP MFS Mid-Cap Growth Portfolio                09/00           N/A         N/A          N/A          1.16%
SP PIMCO High Yield Portfolio                  09/00           N/A         N/A          N/A          0.39%
SP PIMCO Total Return Portfolio                09/00           N/A         N/A          N/A          3.61%
SP Prudential U.S. Emerging Growth
  Portfolio                                    09/00           N/A         N/A          N/A        -17.58%
SP Small/Mid Cap Value Portfolio               09/00           N/A         N/A          N/A          7.47%
SP Strategic Partners Focused Growth
  Portfolio                                    09/00           N/A         N/A          N/A        -16.20%
Evergreen VA Blue Chip Fund                    04/00           N/A         N/A          N/A        -12.12%
Evergreen VA Capital Growth Fund               03/98          6.08%        N/A          N/A          6.97%
Evergreen VA Foundation Fund                   03/96        -35.88%        N/A          N/A        -17.75%
Evergreen VA Global Leaders Fund               03/97        -22.00%        N/A          N/A          1.16%
Evergreen VA Growth Fund                       03/98          6.22%        N/A          N/A          5.60%
Evergreen VA Masters Fund                      01/99        -18.39%        N/A          N/A          2.39%
Evergreen VA Omega Fund                        03/97        -22.43         N/A          N/A         12.15%
Evergreen VA Small Cap Value Fund              05/98         -2.62         N/A          N/A         -9.72%
Janus Aspen Series--Growth Portfolio
  Service Shares                               11/95        -21.56%      17.02%         N/A         16.65%

     Table 2 shows the average annual rates of return using the same assumptions as in Table 1, but assumes that the investments are not withdrawn at the end of the period. This table assumes no deferred sales charges.

                                    TABLE 2
      NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                                          FIVE         TEN        FROM DATE
                                                           ONE YEAR      YEARS        YEARS      ESTABLISHED
                   FUND                        DATE         ENDED        ENDED        ENDED        THROUGH
                PORTFOLIO                   ESTABLISHED   12/31/2000   12/31/2000   12/31/2000   12/31/2000
                ---------                   -----------   ----------   ----------   ----------   -----------
Prudential Global Portfolio                    09/88        -19.39%      12.12%       10.57%         9.11%
Prudential Jennison Portfolio                  05/95        -19.09%      17.35%         N/A         15.15%
Prudential Stock Index Portfolio               10/87        -10.89%      15.83%       14.87%        14.31%
SP Aggressive Growth Asset Allocation
  Portfolio                                    09/00           N/A         N/A          N/A         -1.77%
SP AIM Aggressive Growth Portfolio             09/00           N/A         N/A          N/A        -14.68%
SP AIM Growth And Income Portfolio             09/00           N/A         N/A          N/A        -16.70%
SP Alliance Large Cap Growth Portfolio         09/00           N/A         N/A          N/A        -15.11%
SP Alliance Technology Portfolio               09/00           N/A         N/A          N/A        -21.19%
SP Balanced Asset Allocation Portfolio         09/00           N/A         N/A          N/A         -1.57%
SP Conservative Asset Allocation Portfolio     09/00           N/A         N/A          N/A         -2.00%
SP Davis Value Portfolio                       09/00           N/A         N/A          N/A          0.94%
SP Deutsche International Equity Portfolio     09/00           N/A         N/A          N/A         -5.92%
SP Growth Asset Allocation Portfolio           09/00           N/A         N/A          N/A         -0.25%
SP INVESCO Small Company Growth Portfolio      09/00           N/A         N/A          N/A        -13.95%
SP Jennison International Growth Portfolio     09/00           N/A         N/A          N/A         -8.00%
SP Large Cap Value Portfolio                   09/00           N/A         N/A          N/A          1.96%
SP MFS Capital Opportunities Portfolio         09/00           N/A         N/A          N/A         -9.10%
SP MFS Mid-Cap Growth Portfolio                09/00           N/A         N/A          N/A         -2.99%
SP PIMCO High Yield Portfolio                  09/00           N/A         N/A          N/A          1.19%
SP PIMCO Total Return Portfolio                09/00           N/A         N/A          N/A          4.41%
SP Prudential U.S. Emerging Growth
  Portfolio                                    09/00           N/A         N/A          N/A        -16.78%
SP Small/Mid Cap Value Portfolio               09/00           N/A         N/A          N/A          8.27%
SP Strategic Partners Focused Growth
  Portfolio                                    09/00           N/A         N/A          N/A        -15.40%
Evergreen VA Blue Chip Fund                    04/00           N/A         N/A          N/A        -11.32%
Evergreen VA Capital Growth Fund               03/98         10.88%        N/A          N/A          7.22%
Evergreen VA Foundation Fund                   03/96        -31.08%        N/A          N/A        -17.40%
Evergreen VA Global Leaders Fund               03/97        -17.20%        N/A          N/A          1.36%
Evergreen VA Growth Fund                       03/98         11.02%        N/A          N/A          5.86%
Evergreen VA Masters Fund                      01/99        -13.59%        N/A          N/A          2.79%
Evergreen VA Omega Fund                        03/97        -17.63%        N/A          N/A         12.30%
Evergreen VA Small Cap Value Fund              05/98          2.18%        N/A          N/A         -9.36%
Janus Aspen Series--Growth Portfolio
  Service Shares                               11/95        -16.76%      17.11%         N/A         16.73%

     Table 3 shows the cumulative total return for subaccounts investing in portfolios having performance history of at least one year, assuming no withdrawal. This table assumes no deferred sales charges.

                                    TABLE 3
                 CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                                          FIVE         TEN        FROM DATE
                                                           ONE YEAR      YEARS        YEARS      ESTABLISHED
                   FUND                        DATE         ENDED        ENDED        ENDED        THROUGH
                PORTFOLIO                   ESTABLISHED   12/31/2000   12/31/2000   12/31/2000   12/31/2000
                ---------                   -----------   ----------   ----------   ----------   -----------
Prudential Global Portfolio                    09/88        -19.39%       77.19%      173.17%       191.94%
Prudential Jennison Portfolio                  05/95        -19.09%      122.58%         N/A        122.58%
Prudential Stock Index Portfolio               10/87        -10.89%      108.51%      299.92%       484.61%
SP Aggressive Growth Asset Allocation
  Portfolio                                    09/00           N/A          N/A          N/A         -1.77%
SP AIM Aggressive Growth Portfolio             09/00           N/A          N/A          N/A        -14.68%
SP AIM Growth And Income Portfolio             09/00           N/A          N/A          N/A        -16.70%
SP Alliance Large Cap Growth Portfolio         09/00           N/A          N/A          N/A        -15.11%
SP Alliance Technology Portfolio               09/00           N/A          N/A          N/A        -21.19%
SP Balanced Asset Allocation Portfolio         09/00           N/A          N/A          N/A         -1.57%
SP Conservative Asset Allocation Portfolio     09/00           N/A          N/A          N/A         -2.00%
SP Davis Value Portfolio                       09/00           N/A          N/A          N/A          0.94%
SP Deutsche International Equity Portfolio     09/00           N/A          N/A          N/A         -5.92%
SP Growth Asset Allocation Portfolio           09/00           N/A          N/A          N/A         -0.25%
SP Invesco Small Company Growth Portfolio      09/00           N/A          N/A          N/A        -13.95%
SP Jennison International Growth Portfolio     09/00           N/A          N/A          N/A         -8.00%
SP Large Cap Value Portfolio                   09/00           N/A          N/A          N/A          1.96%
SP MFS Capital Opportunities Portfolio         09/00           N/A          N/A          N/A         -9.10%
SP MFS Mid-Cap Growth Portfolio                09/00           N/A          N/A          N/A         -2.99%
SP PIMCO High Yield Portfolio                  09/00           N/A          N/A          N/A          1.19%
SP PIMCO Total Return Portfolio                09/00           N/A          N/A          N/A          4.41%
SP Prudential U.S. Emerging Growth
  Portfolio                                    09/00           N/A          N/A          N/A        -16.78%
SP Small/Mid Cap Value Portfolio               09/00           N/A          N/A          N/A          8.27%
SP Strategic Partners Focused Growth
  Portfolio                                    09/00           N/A          N/A          N/A        -15.40%
Evergreen VA Blue Chip Fund                    04/00           N/A          N/A          N/A        -11.32%
Evergreen VA Capital Growth Fund               03/98         10.88%         N/A          N/A         21.25%
Evergreen VA Foundation Fund                   03/96        -31.08%         N/A          N/A        -60.33%
Evergreen VA Global Leaders Fund               03/97        -17.20%         N/A          N/A          5.31%
Evergreen VA Growth Fund                       03/98         11.02%         N/A          N/A         16.98%
Evergreen VA Masters Fund                      01/99        -13.59%         N/A          N/A          5.42%
Evergreen VA Omega Fund                        03/97        -17.63%         N/A          N/A         55.78%
Evergreen VA Small Cap Value Fund              05/98          2.18%         N/A          N/A        -23.08%
Janus Aspen Series--Growth Portfolio
  Service Shares                               11/95        -16.76%      120.26%         N/A        120.26%

MONEY MARKET SUBACCOUNT YIELD

     The "yield" and "effective yield" figures for the Money Market Subaccount shown below were calculated using historical investment returns of the Money Market Portfolio of the Prudential Series Fund. All fees, expenses and charges associated with the Strategic Partners Annuity One Variable Annuity and the Series Fund have been reflected.

     The "yield" and "effective yield" of the Money Market Subaccount for the seven days ended December 29, 2000 were 5.18% and 5.33%, respectively, assuming election of the base death benefit only (1.40% annually). The "yield" and "effective yield" were 4.98% and 5.12%, respectively assuming election of both
(a) Guaranteed Minimum Death Benefit Option greater of roll-up and step up (1.70% annually) and (b) the Guaranteed Minimum Income Benefit (0.25% annually).

     The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.

     The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = ([base period return + 1] 365/7)-1.

     The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

              COMPARATIVE PERFORMANCE INFORMATION AND ADVERTISING

     Reports or advertising may include comparative performance information, including, but not limited to: (1) comparisons to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index, the Morgan Stanley World Index, the Lehman Brothers bond indices; (2) comparisons to other investments, such as certificates of deposit; (3) performance rankings assigned by services such as Morningstar, Inc. and Variable Annuity Research and Data Services (VARDS), and Lipper Analytical Services, Inc.; (4) data presented by analysts such as Dow Jones, A.M. Best, The Bank Rate Monitor National Index; and (5) data in publications such as The Wall Street Journal, Times, Forbes, Barrons, Fortune, Money Magazine, and Financial World.

     Reports or advertising may also include the use of tax deferred compounding charts and charts describing the power of tax deferred compounding on the bonus payment.

                               FEDERAL TAX STATUS

X.  OTHER TAX RULES.

     1.  DIVERSIFICATION.

     The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. Pruco Life believes the underlying variable investment options for the Contract meet these diversification requirements.

     2.  INVESTOR CONTROL.

     Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of Pruco Life, to be considered the owner of the underlying assets. Because of this uncertainty, Pruco Life reserves the right to make such changes as it deems necessary to assure that the contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected contractowners and will be made with such notice to affected contractowners as is feasible under the circumstances.

     3.  ENTITY OWNERS.

     Where a contract is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract will be subject to tax.

     4.  PURCHASE PAYMENTS MADE BEFORE AUGUST 14, 1982.

     If your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982, favorable tax rules may apply to certain withdrawals from the contract. Generally, withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.

     5.  WITHHOLDING OF TAX FROM DISTRIBUTIONS.

     Taxable amounts distributed from annuity contracts are subject to tax withholding. You may generally elect not to have tax withheld from your payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate you file with Pruco Life. These elections must be made on the appropriate Pruco Life forms. Absent these elections, Pruco Life will withhold the tax amounts required by the applicable tax regulations. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are not sufficient.

     6.  NONRESIDENT ALIENS.

     Special tax withholding rules apply to nonresident aliens.

     7.  GENERATION-SKIPPING TRANSFERS.

     If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

                           STATE SPECIFIC VARIATIONS

     We list below certain limitations and restrictions of the Strategic Partners Annuity One contract imposed by state law. If your contract was issued in one of the states listed below, consult your contract for additional details.

          - The transfer fee will never exceed $10 for contracts issued in Florida and Texas.

          - Although we do not have the right to refuse subsequent purchase payments for contracts issued in Maryland, New Jersey, Oregon, Pennsylvania, or Texas, we do impose a maximum annual purchase payment limit of $2 million and a maximum aggregate purchase payment limit of $7 million.

          - For contracts issued in Pennsylvania, state law prevents us from waiving withdrawal charges because of terminal illness.

          - When you enter the income phase of a contract issued in Maryland, Oregon or Washington:

          - if you select Income Option 1 -- Annuity Payments For A Fixed Period, the minimum period you can elect is 5 years; and

          - Option 3 -- Interest Payment Option is not available

          - The guaranteed minimum income benefit is not available in California.

          - The "roll-up" value guaranteed minimum death benefit option is not available for contracts issued in Washington State.

          - We will calculate and deduct the charge for the guaranteed minimum income benefit based solely on the portion of the contract value you have allocated to the variable investment options, for contracts issued in Washington State.

          - Pennsylvania does not permit joint ownership of the contract.

          - Non-spousal joint ownership is available for contracts issued in New Jersey only if you choose the base death benefit.

                             DIRECTORS AND OFFICERS

     The directors and major officers of Pruco Life, listed with their principal occupations during the past 5 years, are shown below.

                            DIRECTORS OF PRUCO LIFE

     JAMES J. AVERY, JR., Chairman and Director -- President, Prudential Individual Life Insurance since 1998; 1997 to 1998: Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance Group; 1995 to 1997: President, Prudential Select. Age 49.

     RONALD P. JOELSON, Director -- Senior Vice President, Prudential Asset, Liability and Risk Management since 1999; 1996 to 1999: President, Guaranteed Products, Prudential Institutional; 1995 to 1996: Managing Director, Prudential Enterprise Planning. Age 43.

     IRA J. KLEINMAN, Director -- Executive Vice President, Prudential International Insurance Group since 1997; 1995 to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group. Age 54.

     ESTHER H. MILNES, President and Director -- Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999; prior to 1999: Vice President and Actuary, Prudential Individual Insurance Group. Age 50.

     DAVID R. ODENATH, JR., Director -- President, Prudential Investments since 1999; prior to 1999; Senior Vice President and Director of Sales, Investment Consulting Group, Paine Webber. Age 44.

     I. EDWARD PRICE, Vice Chairman and Director -- Senior Vice President and Actuary, Prudential Individual Life Insurance since 1998; 1995 to 1998: Senior Vice President and Actuary, Prudential Individual Insurance Group. Age 58.

     KIYOFUMI SAKAGUCHI, Director -- President and CEO, Prudential International Insurance Group since 1995. Age 58.

                         OFFICERS WHO ARE NOT DIRECTORS

     C. EDWARD CHAPLIN, Treasurer -- Vice President and Treasurer, Prudential since 1995. Age 44.

     JAMES C. DROZANOWSKI, Senior Vice President -- Vice President, Operations and Systems, Prudential Individual Financial Services since 1998; 1996 to 1998:
Vice President and Operations Executive, Prudential Individual Insurance Group; 1995 to 1996: President, Credit Card Division, Chase Manhattan Bank. Age 58.

     THOMAS F. HIGGINS, Senior Vice President -- Vice President, Annuity Services, Prudential Individual Financial Services since 1999; 1998 to 1999:
Vice President, Mutual Funds, Prudential Individual Financial Services; 1995 to 1998: Principal, Mutual Fund Operations, The Vanguard Group. Age 46.

     CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary -- Chief Counsel, Variable Products, Prudential Law Department since 1995. Age 41.

     HIROSHI NAKAJIMA, Senior Vice President -- President and CEO, Pruco Life Insurance Company Taiwan Branch since 1997; prior to 1997: Senior Managing Director, Prudential Life Insurance Co., Ltd. Age 57.

     SHIRLEY H. SHAO, Senior Vice President and Chief Actuary -- Vice President and Associate Actuary, Prudential since 1996; prior to 1996: Vice President and Assistant Actuary, Prudential Corporate Risk Management. Age 46.

     WILLIAM J. ECKERT, IV, Vice President and Chief Accounting Officer -- Vice President and IFS Controller, Prudential Enterprise Financial Management since 2000; 1999 to 2000: Vice President and Individual Life Controller, Prudential Enterprise Financial Management; 1997 to 1999: Vice President, Accounting, Enterprise Financial Management; 1995 to 1997: Vice President, Accounting, External Financial Reporting. Age 39.

     The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992. Pruco Life directors and officers are elected annually.

                              FINANCIAL STATEMENTS

     The Pruco Life Flexible Premium Variable Annuity Account (the "Account") issues several variable annuity contracts in addition to the contract offered through this prospectus. The Account's financial statements that follow depict financial data pertaining to the subaccounts supporting all of those contracts. Financial statements for Pruco Life also follow.

                             FINANCIAL STATEMENTS OF

            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2000

                                                                                  SUBACCOUNTS
                                                    ---------------------------------------------------------------------
                                                      PRUDENTIAL        PRUDENTIAL         PRUDENTIAL         PRUDENTIAL
                                                         MONEY          DIVERSIFIED        HIGH YIELD        CONSERVATIVE
                                                        MARKET             BOND               BOND             BALANCED
                                                       PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                    --------------    --------------     ---------------    -------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios, and non-Prudential
     administered funds, at net asset value
    [Note 3] ....................................  $  347,687,046     $  586,236,908     $  324,303,651     $  115,413,461
  Receivable from (Payable to) Pruco Life
    Insurance Company [Note 2] ..................               0                  0                  0                  0
                                                   --------------     --------------     --------------     --------------
  Net Assets ....................................  $  347,687,046     $  586,236,908     $  324,303,651     $  115,413,461
                                                   ==============     ==============     ==============     ==============
NET ASSETS, representing:
  Equity of contract owners [Note 4] ............  $  347,687,046     $  586,236,908     $  324,303,651     $  115,413,461
                                                   --------------     --------------     --------------     --------------
                                                   $  347,687,046     $  586,236,908     $  324,303,651     $  115,413,461
                                                   ==============     ==============     ==============     ==============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51


                                       A1


                                              SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------
      OCC              PRUDENTIAL                                AIM V.I.          T. ROWE PRICE
 ACCUMULATION             STOCK            PRUDENTIAL           GROWTH AND            EQUITY            PRUDENTIAL
 TRUST MANAGED            INDEX               VALUE               INCOME              INCOME              EQUITY
   PORTFOLIO            PORTFOLIO           PORTFOLIO              FUND              PORTFOLIO           PORTFOLIO
---------------      --------------      --------------      --------------       ---------------     -------------





$  383,315,838       $  960,925,472      $  556,580,658      $  194,235,299       $  192,404,735      $  754,891,438

             0                    0                   0                   0                    0                   0
--------------       --------------      --------------      --------------       --------------      --------------
$  383,315,838       $  960,925,472      $  556,580,658      $  194,235,299       $  192,404,735      $  754,891,438
==============       ==============      ==============      ==============       ==============      ==============


$  383,315,838       $  960,925,472      $  556,580,658      $  194,235,299       $  192,404,735      $  754,891,438
--------------       --------------      --------------      --------------       --------------      --------------
$  383,315,838       $  960,925,472      $  556,580,658      $  194,235,299       $  192,404,735      $  754,891,438
==============       ==============      ==============      ==============       ==============      ==============




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51

                             FINANCIAL STATEMENTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2000

                                                                                  SUBACCOUNTS
                                                   ------------------------------------------------------------------------
                                                                        PRUDENTIAL
                                                      PRUDENTIAL         FLEXIBLE                             JANUS ASPEN
                                                       JENNISON           MANAGED           AIM V.I.            GROWTH
                                                       PORTFOLIO         PORTFOLIO         VALUE FUND          PORTFOLIO
                                                   --------------     --------------     --------------     ---------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios, and non-Prudential
    administered funds, at net asset value
    [Note 3] ....................................  $1,221,379,731     $   68,242,889     $  387,543,356     $  424,974,618
  Receivable from (Payable to) Pruco Life
    Insurance Company [Note 2] ..................               0                  0                  0                  0
                                                   --------------     --------------     --------------     --------------
  Net Assets ....................................  $1,221,379,731     $   68,242,889     $  387,543,356     $  424,974,618
                                                   ==============     ==============     ==============     ==============
NET ASSETS, representing:
  Equity of contract owners [Note 4] ............  $1,221,379,731     $   68,242,889     $  387,543,356     $  424,974,618
                                                   --------------     --------------     --------------     --------------
                                                   $1,221,379,731     $   68,242,889     $  387,543,356     $  424,974,618
                                                   ==============     ==============     ==============     ==============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51


                                       A3

                                              SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                           MFS                 OCC                GLOBAL                                PRUDENTIAL
      MFS               EMERGING          ACCUMULATION         POST-VENTURE         PRUDENTIAL            NATURAL
   RESEARCH              GROWTH          TRUST SMALL CAP          CAPITAL             GLOBAL             RESOURCES
    SERIES               SERIES             PORTFOLIO            PORTFOLIO           PORTFOLIO           PORTFOLIO
---------------      ---------------    ----------------      ---------------     --------------        -------------





$  105,687,690       $  379,913,691      $  110,837,838       $  51,501,408       $  179,350,914       $  10,547,187

             0                    0                   0               4,931                    0                   0
--------------       --------------      --------------       -------------       --------------       -------------
$  105,687,690       $  379,913,691      $  110,837,838       $  51,506,339       $  179,350,914       $  10,547,187
==============       ==============      ==============       =============       ==============       =============


$  105,687,690       $  379,913,691      $  110,837,838       $  51,506,339       $  179,350,914       $  10,547,187
--------------       --------------      --------------       -------------       --------------       -------------
$  105,687,690       $  379,913,691      $  110,837,838       $  51,506,339       $  179,350,914       $  10,547,187
==============       ==============      ==============       =============       ==============       =============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51

                                       A4

                             FINANCIAL STATEMENTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2000

                                                                                  SUBACCOUNTS
                                                    ----------------------------------------------------------------------
                                                                                           PRUDENTIAL
                                                      JANUS ASPEN      T. ROWE PRICE          SMALL            AMERICAN
                                                     INTERNATIONAL     INTERNATIONAL     CAPITALIZATION         CENTURY
                                                        GROWTH             STOCK              STOCK            VP VALUE
                                                       PORTFOLIO         PORTFOLIO          PORTFOLIO            FUND
                                                    --------------    ---------------    ---------------    --------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios, and non-Prudential
    administered funds, at net asset value
    [Note 3] ...................................   $  382,135,426     $   58,611,169     $  109,067,281     $   44,478,210
  Receivable from (Payable to) Pruco Life
    Insurance Company [Note 2] .................                0                  0                  0                  0
                                                   --------------     --------------     --------------     --------------
  Net Assets ...................................   $  382,135,426     $   58,611,169     $  109,067,281     $   44,478,210
                                                   ==============     ==============     ==============     ==============
NET ASSETS, representing:
  Equity of contract owners [Note 4] ...........   $  382,135,426     $   58,611,169     $  109,067,281     $   44,478,210
                                                   --------------     --------------     --------------     --------------
                                                   $  382,135,426     $   58,611,169     $  109,067,281     $   44,478,210
                                                   ==============     ==============     ==============     ==============





           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51

                                       A5

                                             SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------
                                          PRUDENTIAL
                      PRUDENTIAL          DIVERSIFIED                                                  SP ALLIANCE
  FRANKLIN               20/20           CONSERVATIVE             DAVIS                                 LARGE CAP
  SMALL CAP              FOCUS              GROWTH                VALUE          PREMIER GROWTH          GROWTH
    FUND               PORTFOLIO           PORTFOLIO            PORTFOLIO           PORTFOLIO           PORTFOLIO
--------------      ---------------     --------------     ----------------      --------------       -------------





 $105,031,218       $   87,668,398      $  193,106,825      $   40,790,197       $   18,881,221       $   3,921,216

            0                    0                   0                   0                    0                   0
 ------------       --------------      --------------      --------------       --------------       -------------
 $105,031,218       $   87,668,398      $  193,106,825      $   40,790,197       $   18,881,221       $   3,921,216
 ============       ==============      ==============      ==============       ==============       =============


 $105,031,218       $   87,668,398      $  193,106,825      $   40,790,197       $   18,881,221       $   3,921,216
 ------------       --------------      --------------      --------------       --------------       -------------
 $105,031,218       $   87,668,398      $  193,106,825      $   40,790,197       $   18,881,221       $   3,921,216
 ============       ==============      ==============      ==============       ==============       =============






           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51


                                       A6

                             FINANCIAL STATEMENTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2000

                                                                                  SUBACCOUNTS
                                                     ---------------------------------------------------------------------
                                                                                           SP INVESCO
                                                       SP DAVIS        SP SMALL/MID       SMALL COMPANY        SP PIMCO
                                                         VALUE           CAP VALUE           GROWTH          TOTAL RETURN
                                                       PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                     -------------     ------------       -------------      -------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios, and non-Prudential
    administered funds, at net asset value
    [Note 3] ....................................    $  8,509,529       $  2,469,219       $  1,271,276       $  3,395,788
  Receivable from (Payable to) Pruco Life
    Insurance Company [Note 2] ..................               0                  0                  0                  0
                                                     ------------       ------------       ------------       ------------
  Net Assets ....................................    $  8,509,529       $  2,469,219       $  1,271,276       $  3,395,788
                                                     ============       ============       ============       ============
NET ASSETS, representing:
  Equity of contract owners [Note 4] ............    $  8,509,529       $  2,469,219       $  1,271,276       $  3,395,788
                                                     ------------       ------------       ------------       ------------
                                                     $  8,509,529       $  2,469,219       $  1,271,276       $  3,395,788
                                                     ============       ============       ============       ============




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51


                                       A7

                                            SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
                                                                                                     SP STRATEGIC
                     JANUS ASPEN                                                                       PARTNERS
 SP PIMCO              GROWTH             SP LARGE           SP AIM GROWTH      SP MFS CAPITAL          FOCUSED
HIGH YIELD         SERVICE SHARES         CAP VALUE           AND INCOME         OPPORTUNITIES          GROWTH
 PORTFOLIO            PORTFOLIO           PORTFOLIO            PORTFOLIO           PORTFOLIO           PORTFOLIO
-----------        --------------        --------------      -------------      ---------------      -------------





$  1,547,217         $  3,138,110        $  1,255,781        $  2,204,631         $  1,965,180        $  1,878,311

           0                    0                   0                   0                    0                   0
------------         ------------        ------------        ------------         ------------        ------------
$  1,547,217         $  3,138,110        $  1,255,781        $  2,204,631         $  1,965,180        $  1,878,311
============         ============        ============        ============         ============        ============



$  1,547,217         $  3,138,110        $  1,255,781        $  2,204,631         $  1,965,180        $  1,878,311
------------         ------------        ------------        ------------         ------------        ------------
$  1,547,217         $  3,138,110        $  1,255,781        $  2,204,631         $  1,965,180        $  1,878,311
============         ============        ============        ============         ============        ============





           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51


                                       A8

                             FINANCIAL STATEMENTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2000

                                                                                  SUBACCOUNTS
                                                     ---------------------------------------------------------------------
                                                        SP MFS                               SP AIM
                                                        MID CAP     SP PRUDENTIAL U.S.     AGGRESSIVE         SP ALLIANCE
                                                        GROWTH        EMERGING GROWTH        GROWTH           TECHNOLOGY
                                                       PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                     -------------  ------------------    ------------        -------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios, and non-Prudential
    administered funds, at net asset value
    [Note 3] .....................................   $  3,168,000       $  3,337,815       $  1,740,725       $  4,185,938
  Receivable from (Payable to) Pruco Life
    Insurance Company [Note 2] ...................              0                  0                  0                  0
                                                     ------------       ------------       ------------       ------------
  Net Assets .....................................   $  3,168,000       $  3,337,815       $  1,740,725       $  4,185,938
                                                     ============       =============      ============       ============
NET ASSETS, representing:
  Equity of contract owners [Note 4] .............   $  3,168,000       $  3,337,815       $  1,740,725       $  4,185,938
                                                     ------------       ------------       ------------       ------------
                                                     $  3,168,000       $  3,337,815       $  1,740,725       $  4,185,938
                                                     ============       =============      ============       ============




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51


                                       A9

                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                                                                SP AGGRESSIVE        SP JENNISON         SP DEUTSCHE
 SP CONSERVATIVE        SP BALANCED          SP GROWTH          GROWTH ASSET        INTERNATIONAL       INTERNATIONAL
ASSET ALLOCATION     ASSET ALLOCATION    ASSET ALLOCATION        ALLOCATION            GROWTH              EQUITY
    PORTFOLIO            PORTFOLIO           PORTFOLIO            PORTFOLIO           PORTFOLIO           PORTFOLIO
----------------     ----------------    -----------------      -------------       -------------       -------------





   $  1,807,756         $  3,627,334        $  3,839,757        $  1,971,314         $  2,384,912        $  2,125,317

        (14,656)             (30,758)            (26,766)            (11,354)                   0                   0
   ------------         ------------        ------------        ------------         ------------        ------------
   $  1,793,100         $  3,596,576        $  3,812,991        $  1,959,960         $  2,384,912        $  2,125,317
   ============         ============        ============        ============         ============        ============



   $  1,793,100         $  3,596,576        $  3,812,991        $  1,959,960         $  2,384,912        $  2,125,317
   ------------         ------------        ------------        ------------         ------------        ------------
   $  1,793,100         $  3,596,576        $  3,812,991        $  1,959,960         $  2,384,912        $  2,125,317
   ============         ============        ============        ============         ============        ============






           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51


                                      A10

                             FINANCIAL STATEMENTS OF

            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS
For the period ended December 31, 2000

                                                                                  SUBACCOUNTS
                                                  --------------------------------------------------------------------------
                                                      PRUDENTIAL        PRUDENTIAL         PRUDENTIAL         PRUDENTIAL
                                                         MONEY          DIVERSIFIED        HIGH YIELD        CONSERVATIVE
                                                        MARKET             BOND               BOND             BALANCED
                                                       PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                  -----------------   ----------------   ----------------   ----------------


INVESTMENT INCOME
  Dividend Income ..............................   $    20,435,221    $    35,289,831    $    41,273,664    $     4,543,555
                                                   ---------------    ---------------    ---------------    ---------------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk and for
    administration [Notes 5A and 5B] ...........         4,716,157          7,874,681          4,953,234          1,763,843
                                                   ---------------    ---------------    ---------------    ---------------
NET INVESTMENT INCOME (LOSS) ...................        15,719,064         27,415,150         36,320,430          2,779,712
                                                   ---------------    ---------------    ---------------    ---------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received .........                 0             71,235                  0            888,797
  Realized gain (loss) on shares redeemed ......                 0            (79,659)        (4,532,857)          (814,579)
  Net change in unrealized gain (loss)
    on investments .............................                 0         17,729,624        (65,288,529)        (5,117,470)
                                                   ---------------    ---------------    ---------------    ---------------

NET GAIN (LOSS) ON INVESTMENTS .................                 0         17,721,200        (69,821,386)        (5,043,252)
                                                   ---------------    ---------------    ---------------    ---------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ...................................   $    15,719,064    $    45,136,350    $   (33,500,956)   $    (2,263,540)
                                                   ===============    ===============    ===============    ===============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51


                                      A11

                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
      OCC              PRUDENTIAL                                AIM V.I.          T. ROWE PRICE
 ACCUMULATION             STOCK            PRUDENTIAL             GROWTH              EQUITY            PRUDENTIAL
 TRUST MANAGED            INDEX               VALUE                 AND               INCOME              EQUITY
   PORTFOLIO            PORTFOLIO           PORTFOLIO           INCOME FUND          PORTFOLIO           PORTFOLIO
----------------    ---------------     ----------------     ---------------     ----------------     ---------------
$     5,623,401     $     8,885,892     $     11,659,777     $       269,556     $      3,539,855     $    14,132,262
---------------     ---------------     ----------------     ---------------     ----------------     ---------------




      5,333,428          14,345,021            7,119,411           3,005,051            2,480,173          10,391,529
---------------     ---------------     ----------------     ---------------     ----------------     ---------------
        289,973          (5,459,129)           4,540,366          (2,735,495)           1,059,682           3,740,733
---------------     ---------------     ----------------     ---------------     ----------------     ---------------




     31,400,575          33,661,025           38,749,966           5,808,033           10,686,788         122,697,970
     (4,555,688)          8,048,034          (10,335,618)          1,737,238             (420,484)         (6,772,971)

        (59,704)       (145,213,836)          34,673,315         (40,888,422)           8,061,004        (106,267,604)
---------------     ---------------     ----------------     ---------------     ----------------     ---------------
     26,785,183        (103,504,777)          63,087,663         (33,343,151)          18,327,308           9,657,395
---------------     ---------------     ----------------     ---------------     ----------------     ---------------



$    27,075,156     $  (108,963,906)    $     67,628,029       $ (36,078,646)    $     19,386,990     $    13,398,128
===============     ===============     ================       ===============   ================     ===============






           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51


                                      A12

                             FINANCIAL STATEMENTS OF

            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS
For the period ended December 31, 2000


                                                                                  SUBACCOUNTS
                                                   ------------------------------------------------------------------------
                                                                        PRUDENTIAL
                                                      PRUDENTIAL         FLEXIBLE                             JANUS ASPEN
                                                       JENNISON           MANAGED           AIM V.I.            GROWTH
                                                       PORTFOLIO         PORTFOLIO         VALUE FUND          PORTFOLIO
                                                   ----------------   --------------     ---------------    ---------------
INVESTMENT INCOME
  Dividend Income ..............................   $       889,966    $     2,650,540    $       491,767    $    11,364,018
                                                   ---------------    ---------------    ---------------    ---------------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk and for
    administration [Notes 5A and 5B] ...........        19,322,069          1,050,622          5,628,128          6,374,391
                                                   ---------------    ---------------    ---------------    ---------------
NET INVESTMENT INCOME (LOSS) ...................       (18,432,103)         1,599,918         (5,136,361)         4,989,627
                                                   ---------------    ---------------    ---------------    ---------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received .........       173,873,542          1,094,672         17,131,932         26,755,301
  Realized gain (loss) on shares redeemed ......         3,806,662           (866,335)           183,202            559,791
  Net change in unrealized gain (loss)
    on investments .............................      (443,618,818)        (3,969,570)       (84,371,493)      (113,896,064)
                                                   ---------------    ---------------    ---------------    ---------------
NET GAIN (LOSS) ON INVESTMENTS .................      (265,938,614)        (3,741,233)       (67,056,359)       (86,580,972)
                                                   ---------------    ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ...................................   $  (284,370,717)   $    (2,141,315)   $   (72,192,720)   $   (81,591,345)
                                                   ===============    ===============    ===============    ===============




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51


                                      A13

                                                SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                           MFS                 OCC                GLOBAL                                PRUDENTIAL
      MFS               EMERGING          ACCUMULATION         POST-VENTURE         PRUDENTIAL            NATURAL
   RESEARCH              GROWTH          TRUST SMALL CAP          CAPITAL             GLOBAL             RESOURCES
    SERIES               SERIES             PORTFOLIO            PORTFOLIO           PORTFOLIO           PORTFOLIO
---------------     ---------------     ----------------     ---------------     ----------------     ---------------
$        41,553     $             0     $        485,866     $             0     $      1,448,078     $       122,657
---------------     ---------------     ----------------     ---------------     ----------------     ---------------



      1,571,300           5,919,630            1,198,800             784,874            2,730,212             119,324
---------------     ---------------     ----------------     ---------------     ----------------     ---------------
     (1,529,747)         (5,919,630)            (712,934)           (784,874)          (1,282,134)              3,333
---------------     ---------------     ----------------     ---------------     ----------------     ---------------




      7,132,493          23,096,744                    0           6,569,101           12,520,651                   0
      1,434,660           5,789,623             (106,530)            596,776              905,613              72,149

    (14,234,567)       (123,012,118)          32,793,635         (20,625,843)         (53,353,907)          2,654,828
---------------     ---------------     ----------------     ---------------     ----------------     ---------------
     (5,667,414)        (94,125,751)          32,687,105         (13,459,966)         (39,927,643)          2,726,977
---------------     ---------------     ----------------     ---------------     ----------------     ---------------


$    (7,197,161)    $  (100,045,381)    $     31,974,171     $   (14,244,840)    $    (41,209,777)    $     2,730,310
===============     ===============     ================     ===============     ================     ===============







           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51


                                      A14

                             FINANCIAL STATEMENTS OF

            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS
For the period ended December 31, 2000

                                                                                  SUBACCOUNTS
                                                   ------------------------------------------------------------------------
                                                                                           PRUDENTIAL
                                                      JANUS ASPEN      T. ROWE PRICE          SMALL
                                                     INTERNATIONAL     INTERNATIONAL     CAPITALIZATION        AMERICAN
                                                        GROWTH             STOCK              STOCK             CENTURY
                                                       PORTFOLIO         PORTFOLIO          PORTFOLIO        VP VALUE FUND
                                                   ---------------    ---------------    ---------------    ---------------

INVESTMENT INCOME
  Dividend Income ...............................  $     7,245,919    $       377,240    $       471,889    $       396,307
                                                   ---------------    ---------------    ---------------    ---------------
EXPENSES
  Charges to contract owners for assuming
    mortality and expense risk and for
    administration [Notes 5A and 5B] ............        5,901,392            856,453          1,275,226            486,249
                                                   ---------------    ---------------    ---------------    ---------------
NET INVESTMENT INCOME (LOSS) ....................        1,344,527           (479,213)          (803,337)           (89,942)
                                                   ---------------    ---------------    ---------------    ---------------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ..........       14,344,761          1,810,753          4,739,866          1,014,079
  Realized gain (loss) on shares redeemed .......        8,450,812          4,328,623            606,053           (435,614)
  Net change in unrealized gain (loss)
    on investments ..............................     (109,713,347)       (18,123,646)         5,286,962          6,104,951
                                                   ---------------    ---------------    ---------------    ---------------

NET GAIN (LOSS) ON INVESTMENTS ..................      (86,917,774)       (11,984,270)        10,632,881          6,683,416
                                                   ---------------    ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ....................................  $   (85,573,247)   $   (12,463,483)   $     9,829,544    $     6,593,474
                                                   ===============    ===============    ===============    ===============






           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51


                                      A15


                                                  SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------
                                           PRUDENTIAL
                       PRUDENTIAL          DIVERSIFIED                                                  SP ALLIANCE
   FRANKLIN               20/20           CONSERVATIVE             DAVIS                                 LARGE CAP
   SMALL CAP              FOCUS              GROWTH                VALUE          PREMIER GROWTH          GROWTH
     FUND               PORTFOLIO           PORTFOLIO           PORTFOLIO*          PORTFOLIO*          PORTFOLIO**
----------------    ---------------     ----------------     ---------------     ----------------     ---------------
$       402,479     $       378,181     $      7,742,786     $       117,378     $              0     $         2,370
----------------    ---------------     ----------------     ---------------     ----------------     ---------------




      1,293,851           1,149,464            2,206,566             185,051              112,387               7,104
----------------    ---------------     ----------------     ---------------     ----------------     ---------------
       (891,372)           (771,283)           5,536,220             (67,673)            (112,387)             (4,734)
----------------    ---------------     ----------------     ---------------     ----------------     ---------------



      1,178,735           1,372,841            2,071,351             348,636              190,058                   0
       (405,246)            113,249               58,259              (1,497)             (24,883)             (5,481)

    (24,503,607)         (5,797,257)          (4,066,739)             65,710           (3,799,627)           (184,905)
----------------    ---------------     ----------------     ---------------     ----------------     ---------------

    (23,730,118)         (4,311,167)          (1,937,129)            412,849           (3,634,452)           (190,386)
----------------    ---------------     ----------------     ---------------     ----------------     ---------------



$   (24,621,490)    $    (5,082,450)    $      3,599,091     $       345,176     $     (3,746,839)    $      (195,120)
===============     ===============     ================     ===============     ================     ===============


 * Became available on May 1, 2000

** Became available on September 22, 2000


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51


                                      A16

                             FINANCIAL STATEMENTS OF

            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS
For the period ended December 31, 2000


                                                                                  SUBACCOUNTS
                                                   ------------------------------------------------------------------------
                                                                                           SP INVESCO
                                                       SP DAVIS        SP SMALL/MID       SMALL COMPANY        SP PIMCO
                                                         VALUE           CAP VALUE           GROWTH          TOTAL RETURN
                                                      PORTFOLIO**       PORTFOLIO**        PORTFOLIO**        PORTFOLIO**
                                                   ---------------    ---------------    ---------------    ---------------
INVESTMENT INCOME
  Dividend Income ..............................   $        13,680    $           551    $             0    $        28,874
                                                   ---------------    ---------------    ---------------    ---------------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk and for
    administration [Notes 5A and 5B] ...........            15,122              3,962              2,167              5,607
                                                   ---------------    ---------------    ---------------    ---------------
NET INVESTMENT INCOME (LOSS) ...................            (1,442)            (3,411)            (2,167)            23,267
                                                   ---------------    ---------------    ---------------    ---------------


NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received .........                 0                  0                  0              3,072
  Realized gain (loss) on shares redeemed ......            (2,090)             1,100             (2,807)             2,095
  Net change in unrealized gain (loss)
    on investments .............................           278,601            175,699            (48,891)            46,734
                                                   ---------------    ---------------    ---------------    ---------------

NET GAIN (LOSS) ON INVESTMENTS .................           276,511            176,799            (51,698)            51,901
                                                   ---------------    ---------------    ---------------    ---------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ...................................   $       275,069    $       173,388    $       (53,865)   $        75,168
                                                   ===============    ===============    ===============    ===============

** Became available on September 22, 2000






           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51


                                      A17


                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                       JANUS ASPEN                                                                     SP STRATEGIC
   SP PIMCO              GROWTH             SP LARGE           SP AIM GROWTH      SP MFS CAPITAL          PARTNERS
  HIGH YIELD         SERVICE SHARES         CAP VALUE           AND INCOME         OPPORTUNITIES      FOCUSED GROWTH
  PORTFOLIO**          PORTFOLIO**         PORTFOLIO**          PORTFOLIO**         PORTFOLIO**         PORTFOLIO**
---------------     ---------------     ----------------     ---------------     ----------------     ---------------
$        22,759     $             0     $          4,372     $         1,297     $          1,949     $           751
---------------     ---------------     ----------------     ---------------     ----------------     ---------------




          2,708               6,779                2,226               3,679                3,466               4,159
---------------     ---------------     ----------------     ---------------     ----------------     ---------------
         20,051              (6,779)               2,146              (2,382)              (1,517)             (3,408)
---------------     ---------------     ----------------     ---------------     ----------------     ---------------




          1,895                   0                    0                   0                    0                   0
           (350)             (3,834)                 240             (10,172)              (5,366)             (1,929)

          3,418            (301,277)              44,003             (97,386)             (28,678)           (175,277)
---------------     ---------------     ----------------     ---------------     ----------------     ---------------

          4,963            (305,111)              44,243            (107,558)             (34,044)           (177,206)
---------------     ---------------     ----------------     ---------------     ----------------     ---------------



$        25,014     $      (311,890)    $         46,389     $      (109,940)    $        (35,561)    $      (180,614)
===============     ===============     ================     ===============     ================     ===============

      ** Became available on September 22, 2000








           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51


                                      A18

                             FINANCIAL STATEMENTS OF

            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS
For the period ended December 31, 2000


                                                                                  SUBACCOUNTS
                                                   ------------------------------------------------------------------------
                                                                                             SP AIM
                                                    SP MFS MID CAP  SP PRUDENTIAL U.S.     AGGRESSIVE         SP ALLIANCE
                                                        GROWTH        EMERGING GROWTH        GROWTH           TECHNOLOGY
                                                      PORTFOLIO**       PORTFOLIO**        PORTFOLIO**        PORTFOLIO**
                                                   ---------------  ------------------     -----------       --------------
INVESTMENT INCOME
  Dividend Income                                  $         5,430    $         2,956    $             0    $         4,438
                                                   ---------------    ---------------    ---------------    ---------------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk and for
    administration [Notes 5A and 5B] .........               6,159              6,425              3,608              9,413
                                                   ---------------    ---------------    ---------------    ---------------
NET INVESTMENT INCOME (LOSS) .................                (729)            (3,469)            (3,608)            (4,975)
                                                   ---------------    ---------------    ---------------    ---------------


NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received .......              18,931                  0                  0                  0
  Realized gain (loss) on shares redeemed ....              (1,053)            (9,835)            (1,866)            (2,381)
  Net change in unrealized gain (loss)
    on investments ...........................            (109,015)          (195,783)          (110,592)          (506,791)
                                                   ---------------    ---------------    ---------------    ---------------


NET GAIN (LOSS) ON INVESTMENTS ...............             (91,137)          (205,618)          (112,458)          (509,172)
                                                   ---------------    ---------------    ---------------    ---------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS .................................     $       (91,866)   $      (209,087)   $      (116,066)   $      (514,147)
                                                   ===============    ===============    ===============    ===============

** Became available on September 22, 2000






           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51


                                      A19

                                                SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------
                                                             SP AGGRESSIVE        SP JENNISON         SP DEUTSCHE
  SP CONSERVATIVE        SP BALANCED          SP GROWTH      GROWTH ASSET        INTERNATIONAL       INTERNATIONAL
 ASSET ALLOCATION     ASSET ALLOCATION    ASSET ALLOCATION    ALLOCATION            GROWTH              EQUITY
    PORTFOLIO**          PORTFOLIO**         PORTFOLIO**      PORTFOLIO**         PORTFOLIO**         PORTFOLIO**
-----------------     ----------------    ----------------   ------------        --------------      --------------
$        14,138     $        15,050     $          9,978     $           876     $              0     $             0
---------------     ---------------     ----------------     ---------------     ----------------     ---------------


          2,640               4,919                7,091               3,926                4,533               3,525
---------------     ---------------     ----------------     ---------------     ----------------     ---------------
         11,498              10,131                2,887              (3,050)              (4,533)             (3,525)
---------------     ---------------     ----------------     ---------------     ----------------     ---------------





              7                   0                    0                   0                    0                   0
            118              (1,853)              (4,166)             (1,939)              (6,432)               (886)

         29,149              45,017               24,145             (14,004)             (82,421)             47,645
---------------     ---------------     ----------------     ---------------     ----------------     ---------------


         29,274              43,164               19,979             (15,943)             (88,853)             46,759
---------------     ---------------     ----------------     ---------------     ----------------     ---------------




$        40,772     $        53,295     $         22,866     $       (18,993)    $        (93,386)    $        43,234
===============     ===============     ================     ===============     ================     ===============

      ** Became available on September 22, 2000




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51


                                      A20

                             FINANCIAL STATEMENTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2000 and 1999

                                                                                            SUBACCOUNTS
                                                               ---------------------------------------------------------------------
                                                                             PRUDENTIAL                      PRUDENTIAL
                                                                            MONEY MARKET                  DIVERSIFIED BOND
                                                                              PORTFOLIO                       PORTFOLIO
                                                               -------------------------------      ---------------------------
                                                                    01/01/2000      01/01/1999      01/01/2000      01/01/1999
                                                                        TO              TO              TO              TO
                                                                    12/31/2000      12/31/1999      12/31/2000      12/31/1999
                                                               ----------------    -----------      -----------    ------------
OPERATIONS
  Net Investment income (loss) ..............................     $  15,719,064   $  10,917,355   $  27,415,150    $ (6,984,293)
  Capital gains distributions received ......................                 0               0          71,235       1,285,540
  Realized gain (loss) on shares redeemed ...................                 0               0         (79,659)       (217,332)
  Net change in unrealized gain (loss) on investments .......                 0               0      17,729,624      (4,059,603)
                                                                  -------------   -------------   -------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .................................        15,719,064      10,917,355      45,136,350      (9,975,688)
                                                                  -------------   -------------   -------------    ------------
ANNUITY PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ...............................       153,660,542     272,372,341      62,600,727     277,727,914
  Surrenders, Withdrawals, and Death Benefits ...............       (68,041,918)    (42,335,727)    (54,535,154)    (36,944,522)
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Options ...................................      (163,097,020)    (71,873,867)    (38,371,765)    (26,698,441)
  Withdrawal Charge .........................................           (70,786)       (183,933)       (167,065)       (242,247)
                                                                  -------------   -------------   -------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM ANNUITY PAYMENTS
  AND OTHER OPERATING TRANSFERS .............................       (77,549,182)    157,978,814     (30,473,257)    213,842,704
                                                                  -------------   -------------   -------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .....................       (61,830,118)    168,896,169      14,663,093     203,867,016

NET ASSETS
  Beginning of period .......................................       409,517,164     240,620,995     571,573,815     367,706,799
                                                                  -------------   -------------   -------------    ------------
  End of period .............................................     $ 347,687,046   $ 409,517,164   $ 586,236,908    $571,573,815
                                                                  =============   =============   =============    ============






           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51

                                      A21

                                                        SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
           PRUDENTIAL                      PRUDENTIAL                   OCC ACCUMULATION                   PRUDENTIAL
         HIGH YIELD BOND              CONSERVATIVE BALANCED               TRUST MANAGED                    STOCK INDEX
            PORTFOLIO                       PORTFOLIO                       PORTFOLIO                       PORTFOLIO
  --------------------------      --------------------------     ---------------------------      ---------------------------
  01/01/2000      01/01/1999      01/01/2000      01/01/1999      01/01/2000      01/01/1999      01/01/2000     01/01/1999
      TO              TO              TO              TO              TO              TO              TO             TO
  12/31/2000      12/31/1999      12/31/2000      12/31/1999      12/31/2000      12/31/1999      12/31/2000     12/31/1999
  ----------      ----------      ----------      ----------     -----------      ----------      ----------     ------------

$  36,320,430   $  (3,951,259)  $   2,779,712    $  3,842,037   $     289,973   $     (28,302)  $ (5,459,129)  $   (2,089,727)
            0               0         888,797         816,156      31,400,575      13,670,677      33,661,025      11,127,890
   (4,532,857)     (1,335,323)       (814,579)       (619,104)     (4,555,688)        897,961       8,048,034       1,703,966
  (65,288,529)     15,367,189      (5,117,470)      3,254,707         (59,704)        324,829    (145,213,836)    130,084,476
-------------   -------------   -------------    ------------   -------------   -------------   -------------  --------------

  (33,500,956)     10,080,607      (2,263,540)      7,293,796      27,075,156      14,865,165    (108,963,906)    140,826,605
-------------   -------------   -------------    ------------   -------------   -------------   -------------  --------------


   45,032,633     129,036,884         713,130       2,749,177      17,930,826     112,391,697     131,333,236     321,599,131
  (34,862,047)    (30,777,962)    (14,807,076)    (12,711,572)    (41,018,598)    (36,218,849)    (82,327,308)    (47,411,223)

  (33,472,198)    (29,441,596)     (8,657,119)     (3,328,082)    (66,665,825)    (50,061,353)      3,794,081      37,359,865
     (102,153)       (389,559)              0             (12)       (148,554)       (436,907)       (272,920)       (260,561)
-------------   -------------   -------------    ------------   -------------   -------------   -------------  --------------


  (23,403,765)     68,427,767     (22,751,065)    (13,290,489)    (89,902,151)     25,674,588      52,527,089     311,287,212
-------------   -------------   -------------    ------------   -------------   -------------   -------------  --------------
  (56,904,721)     78,508,374     (25,014,605)     (5,996,693)    (62,826,995)     40,539,753     (56,436,817)    452,113,817


  381,208,372     302,699,998     140,428,066     146,424,759     446,142,833     405,603,080   1,017,362,289     565,248,472
-------------   -------------   -------------    ------------   -------------   -------------   -------------  --------------
$ 324,303,651   $ 381,208,372   $ 115,413,461    $140,428,066   $ 383,315,838   $ 446,142,833   $ 960,925,472  $1,017,362,289
=============   =============   =============    ============   =============   =============   =============  ==============









           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51


                                      A22

                             FINANCIAL STATEMENTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS For
the periods ended December 31, 2000 and 1999

                                                                                            SUBACCOUNTS
                                                                   -----------------------------------------------------------------
                                                                             PRUDENTIAL                       AIM V.I.
                                                                                VALUE                     GROWTH AND INCOME
                                                                              PORTFOLIO                         FUND
                                                                   ---------------------------     ---------------------------
                                                                    01/01/2000      01/01/1999      01/01/2000      01/01/1999
                                                                        TO              TO              TO              TO
                                                                    12/31/2000      12/31/1999      12/31/2000      12/31/1999
                                                                   ------------    -----------     ------------    -----------

OPERATIONS
  Net Investment income (loss) ................................    $  4,540,366    $  4,901,707    $ (2,735,495)   $   (944,313)
  Capital gains distributions received ........................      38,749,966      60,578,751       5,808,033         679,249
  Realized gain (loss) on shares redeemed .....................     (10,335,618)     (1,995,011)      1,737,238         261,097
  Net change in unrealized gain (loss) on investments .........      34,673,315     (13,812,667)    (40,888,422)     43,708,751
                                                                   ------------    ------------    ------------    ------------
NET  INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...................................      67,628,029      49,672,780    (36,078,646)      43,704,784
                                                                   ------------    ------------    ------------    ------------
ANNUITY PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments .................................      37,699,493     115,693,987      37,851,305      63,862,790
  Surrenders, Withdrawals, and Death Benefits .................     (48,646,429)    (36,847,150)    (17,525,620)     (9,606,456)
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Options .....................................     (52,601,521)    (43,263,785)      9,747,249       6,136,356
  Withdrawal Charge ...........................................        (153,059)       (356,713)        (50,831)        (31,826)
                                                                   ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM ANNUITY PAYMENTS
  AND OTHER OPERATING TRANSFERS ...............................     (63,701,516)     35,226,339      30,022,103      60,360,864
                                                                   ------------    ------------    ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .......................       3,926,513      84,899,119      (6,056,543)    104,065,648

NET ASSETS
  Beginning of period .........................................     552,654,145     467,755,026     200,291,842      96,226,194
                                                                   ------------    ------------    ------------    ------------
  End of period ...............................................    $556,580,658    $552,654,145    $194,235,299    $200,291,842
                                                                   ============    ============    ============    ============




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51


                                      A23

                                                   SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
              T. ROWE PRICE                    PRUDENTIAL                      PRUDENTIAL                      PRUDENTIAL
              EQUITY INCOME                      EQUITY                         JENNISON                    FLEXIBLE MANAGED
                PORTFOLIO                       PORTFOLIO                       PORTFOLIO                       PORTFOLIO
      --------------------------      -------------------------       --------------------------      --------------------------
      01/01/2000      01/01/1999      01/01/2000      01/01/1999      01/01/2000      01/01/1999      01/01/2000      01/01/1999
          TO              TO              TO              TO              TO              TO              TO              TO
      12/31/2000      12/31/1999      12/31/2000      12/31/1999      12/31/2000      12/31/1999      12/31/2000      12/31/1999
      ------------    ----------      ----------      ----------      -----------     ----------      ----------      ----------


   $    1,059,682    $    959,254    $  3,740,733    $  2,422,155  $  (18,432,103) $   (9,718,126) $    1,599,918  $   (1,217,732)
       10,686,788       8,086,306     122,697,970      89,969,855     173,873,542      47,725,828       1,094,672       1,016,234
         (420,484)        380,940      (6,772,971)        856,311       3,806,662       3,182,966        (866,335)       (862,128)
        8,061,004      (6,757,908)   (106,267,604)    (24,789,617)   (443,618,818)    263,864,400      (3,969,570)      6,409,910
   --------------    ------------    ------------    ------------  --------------  --------------  --------------  --------------

       19,386,990       2,668,592      13,398,128      68,458,704    (284,370,717)    305,055,068      (2,141,315)      5,346,284
   --------------    ------------    ------------    ------------  --------------  --------------  --------------  --------------


       16,025,545      47,231,184      71,634,204     204,643,213     257,625,433     372,109,655         653,616       1,399,814
      (15,596,288)    (11,063,140)    (65,554,281)    (45,524,510)   (101,933,349)    (49,014,642)     (8,527,355)     (7,168,048)

      (16,636,473)     (7,280,014)    (51,369,864)    (28,913,363)    134,823,793      92,106,617      (6,967,345)     (4,980,225)
          (51,566)        (73,056)       (202,487)       (324,391)       (343,698)       (327,147)              0             (13)
   --------------    ------------    ------------    ------------  --------------  --------------  --------------  --------------


      (16,258,782)     28,814,974     (45,492,428)    129,880,949     290,172,179     414,873,483     (14,841,084)    (10,748,472)
   --------------    ------------    ------------    ------------  --------------  --------------  --------------  --------------
        3,128,208      31,483,566     (32,094,300)    198,339,653       5,801,462     719,929,551     (16,982,399)     (5,402,188)


      189,276,527     157,792,961     786,985,738     588,646,085   1,215,578,269     495,648,718      85,225,288      90,627,476
   --------------    ------------    ------------    ------------  --------------  --------------  --------------  --------------
   $  192,404,735    $189,276,527    $754,891,438    $786,985,738  $1,221,379,731  $1,215,578,269  $   68,242,889  $   85,225,288
   ==============    ============    ============    ============  ==============  ==============  ==============  ==============






           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51


                                      A24

                             FINANCIAL STATEMENTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2000 and 1999


                                                                                            SUBACCOUNTS
                                                                    ----------------------------------------------------------
                                                                                                                JANUS
                                                                              AIM V.I.                      ASPEN GROWTH
                                                                             VALUE FUND                       PORTFOLIO
                                                                    --------------------------     ---------------------------
                                                                    01/01/2000      01/01/1999      01/01/2000      01/01/1999
                                                                        TO              TO              TO              TO
                                                                    12/31/2000      12/31/1999      12/31/2000      12/31/1999
                                                                    ----------      ----------     -----------      ----------
OPERATIONS
  Net Investment income (loss) .................................   $ (5,136,361)   $ (2,139,467)   $  4,989,627    $ (2,418,311)
  Capital gains distributions received .........................     17,131,932       4,672,141      26,755,301       1,086,014
  Realized gain (loss) on shares redeemed ......................        183,202         139,822         559,791         163,612
  Net change in unrealized gain (loss) on investments ..........    (84,371,493)     56,483,118    (113,896,064)     87,382,804
                                                                   ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ....................................    (72,192,720)     59,155,614     (81,591,345)     86,214,119
                                                                   ------------    ------------    ------------    ------------
ANNUITY PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ..................................    100,830,088     143,043,185     112,679,511     132,338,514
  Surrenders, Withdrawals, and Death Benefits ..................    (27,070,471)    (12,933,293)    (32,271,518)    (14,142,704)
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Options ......................................     43,719,694      35,258,086      62,237,027      44,810,730
  Withdrawal Charge ............................................        (85,013)        (55,983)        (99,568)        (57,856)
                                                                   ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM ANNUITY PAYMENTS
  AND OTHER OPERATING TRANSFERS ................................    117,394,298     165,311,995     142,545,452     162,948,684
                                                                   ------------    ------------    ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ........................     45,201,578     224,467,609      60,954,107     249,162,803

NET ASSETS
  Beginning of period ..........................................    342,341,778     117,874,169     364,020,511     114,857,708
                                                                   ------------    ------------    ------------    ------------
  End of period ................................................   $387,543,356    $342,341,778    $424,974,618    $364,020,511
                                                                   ============    ============    ============    ============




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51


                                      A25

                                                   SUBACCOUNTS (CONTINUED)
   --------------------------------------------------------------------------------------------------------------------------
                MFS                        MFS EMERGING                  OCC ACCUMULATION                     GLOBAL
             RESEARCH                         GROWTH                      TRUST SMALL CAP              POST-VENTURE CAPITAL
              SERIES                          SERIES                         PORTFOLIO                       PORTFOLIO
   --------------------------      --------------------------      ---------------------------     --------------------------
   01/01/2000      01/01/1999      01/01/2000      01/01/1999      01/01/2000      01/01/1999      01/01/2000      01/01/1999
       TO              TO              TO              TO              TO              TO              TO              TO
   12/31/2000      12/31/1999      12/31/2000      12/31/1999      12/31/2000      12/31/1999      12/31/2000      12/31/1999
   ----------      ----------      ----------      ----------      ----------      -----------     ----------      ----------

$   (1,529,747)   $ (1,044,766)   $ (5,919,630)   $ (3,014,243) $     (712,934) $     (574,096) $     (784,874) $     (351,026)
     7,132,493         888,428      23,096,744               0               0               0       6,569,101               0
     1,434,660         916,660       5,789,623       1,054,720        (106,530)       (779,717)        596,776         228,993
   (14,234,567)     18,501,505    (123,012,118)    156,194,947      32,793,635      (1,154,571)    (20,625,843)     15,136,721
--------------    ------------    ------------    ------------  --------------  --------------  --------------  --------------

    (7,197,161)     19,261,827    (100,045,381)    154,235,424      31,974,171      (2,508,384)    (14,244,840)     15,014,688
--------------    ------------    ------------    ------------  --------------  --------------  --------------  --------------


    12,789,899      19,128,059      83,639,834      79,496,716       7,548,816      14,475,643      15,835,128       7,384,487
    (9,521,741)     (4,803,341)    (31,311,797)    (13,508,434)     (7,136,711)     (5,403,265)     (4,348,306)     (1,361,901)
     2,994,395      (1,734,031)     49,822,913      10,085,471         640,476      (6,539,646)     13,135,492        (924,117)
       (27,001)        (43,356)        (99,879)       (109,040)        (26,137)        (26,239)        (11,685)         (7,136)
--------------    ------------    ------------    ------------  --------------  --------------  --------------  --------------


     6,235,552      12,547,331     102,051,071      75,964,713       1,026,444       2,506,493      24,610,629       5,091,333
--------------    ------------    ------------    ------------  --------------  --------------  --------------  --------------
      (961,609)     31,809,158       2,005,690     230,200,137      33,000,615          (1,891)     10,365,789      20,106,021


   106,649,299      74,840,141     377,908,001     147,707,864      77,837,223      77,839,114      41,140,550      21,034,529
--------------    ------------    ------------    ------------  --------------  --------------  --------------  --------------
$  105,687,690    $106,649,299    $379,913,691    $377,908,001  $  110,837,838  $   77,837,223  $   51,506,339  $   41,140,550
==============    ============    ============    ============  ==============  ==============  ==============  ==============





           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51


                                      A26

                             FINANCIAL STATEMENTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2000 and 1999

                                                                                            SUBACCOUNTS
                                                                    ----------------------------------------------------------
                                                                             PRUDENTIAL                      PRUDENTIAL
                                                                               GLOBAL                     NATURAL RESOURCES
                                                                              PORTFOLIO                       PORTFOLIO
                                                                    --------------------------      --------------------------
                                                                    01/01/2000      01/01/1999      01/01/2000      01/01/1999
                                                                        TO              TO              TO              TO
                                                                    12/31/2000      12/31/1999      12/31/2000      12/31/1999
                                                                    -----------     -----------     -----------     ----------
OPERATIONS
  Net Investment income (loss) .................................   $ (1,282,134)   $ (1,122,046)   $      3,333    $    (46,149)
  Capital gains distributions received .........................     12,520,651         728,997               0               0
  Realized gain (loss) on shares redeemed ......................        905,613         644,200          72,149        (718,737)
  Net change in unrealized gain (loss) on investments ..........    (53,353,907)     50,590,003       2,654,828       3,123,937
                                                                   ------------    ------------    ------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ....................................    (41,209,777)     50,841,154       2,730,310       2,359,051
                                                                   ------------    ------------    ------------     -----------
ANNUITY PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments . ................................     40,549,457      50,926,412         203,814          23,850
  Surrenders, Withdrawals, and Death Benefits ..................    (15,414,346)     (6,794,389)       (829,705)       (429,569)
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Options ......................................     22,501,379       3,429,607       1,320,602      (1,018,344)
  Withdrawal Charge ............................................        (39,650)        (20,785)              0             (37)
                                                                   ------------    ------------    ------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM ANNUITY PAYMENTS
  AND OTHER OPERATING TRANSFERS ................................     47,596,840      47,540,845         694,711      (1,424,100)
                                                                   ------------    ------------    ------------     -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ........................      6,387,063      98,381,999       3,425,021         934,951

NET ASSETS
  Beginning of period ..........................................    172,963,851      74,581,852       7,122,166       6,187,215
                                                                   ------------    ------------    ------------     -----------
  End of period ................................................   $179,350,914    $172,963,851    $ 10,547,187    $  7,122,166
                                                                   ============    ============    ============    ============







           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51


                                      A27

                                                   SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
            JANUS ASPEN                    T. ROWE PRICE                    PRUDENTIAL
       INTERNATIONAL GROWTH             INTERNATIONAL STOCK         SMALL CAPITALIZATION STOCK           AMERICAN CENTURY
             PORTFOLIO                       PORTFOLIO                       PORTFOLIO                     VP VALUE FUND
-----------------------------      --------------------------      ----------------------------    ---------------------------
   01/01/2000      01/01/1999      01/01/2000      01/01/1999      01/01/2000      01/01/1999      01/01/2000      01/01/1999
       TO              TO              TO              TO              TO              TO              TO              TO
   12/31/2000      12/31/1999      12/31/2000      12/31/1999      12/31/2000      12/31/1999      12/31/2000      12/31/1999
   ----------      ----------      ----------      ----------      ----------      ----------      ----------      -----------

$    1,344,527    $ (2,183,570)   $   (479,213)   $   (390,391) $     (803,337) $     (737,136) $      (89,942) $     (177,463)
    14,344,761               0       1,810,753         677,091       4,739,866         808,152       1,014,079         661,557
     8,450,812         938,177       4,328,623         275,936         606,053          50,819        (435,614)         (2,693)
  (109,713,347)    145,749,839     (18,123,646)     13,306,940       5,286,962       8,008,016       6,104,951      (2,145,944)
 -------------    ------------    ------------    ------------  --------------  --------------  --------------  --------------

   (85,573,247)    144,504,446     (12,463,483)     13,869,576       9,829,544       8,129,851       6,593,474      (1,664,543)
 -------------    ------------    ------------    ------------  --------------  --------------  --------------  --------------


   100,362,213      67,353,904      12,017,504      12,272,179      19,834,219      35,151,433       9,777,256      23,604,381
   (29,483,563)     (9,802,085)     (4,772,688)     (2,369,288)     (6,929,792)     (2,900,328)     (2,643,555)       (631,172)

    54,154,975       4,587,183       4,492,795        (539,182)      9,290,090         245,904       1,452,174       4,383,749
       (86,538)        (54,319)        (15,663)        (12,248)        (18,767)         (3,007)         (8,797)         (1,238)
 -------------    ------------    ------------    ------------  --------------  --------------  --------------  --------------


   124,947,087      62,084,683      11,721,948       9,351,461      22,175,750      32,494,002       8,577,078      27,355,720
 -------------    ------------    ------------    ------------  --------------  --------------  --------------  --------------

    39,373,840     206,589,129        (741,535)     23,221,037      32,005,294      40,623,853      15,170,552      25,691,177


   342,761,586     136,172,457      59,352,704      36,131,667      77,061,987      36,438,134      29,307,658       3,616,481
 -------------    ------------    ------------    ------------  --------------  --------------  --------------  --------------
$  382,135,426    $342,761,586    $ 58,611,169    $ 59,352,704  $  109,067,281  $   77,061,987  $   44,478,210  $   29,307,658
==============    ============    ============    ============  ==============  ==============  ==============  ==============







           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51


                                      A28

                             FINANCIAL STATEMENTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2000 and 1999

                                                                                            SUBACCOUNTS
                                                                    ----------------------------------------------------------------

                                                                              FRANKLIN                       PRUDENTIAL
                                                                              SMALL CAP                      20/20 FOCUS
                                                                                FUND                          PORTFOLIO
                                                                    --------------------------      --------------------------
                                                                    01/01/2000      01/01/1999      01/01/2000      05/03/1999
                                                                        TO              TO              TO              TO
                                                                    12/31/2000      12/31/1999      12/31/2000      12/31/1999
                                                                    -----------    -----------      -----------    -----------
OPERATIONS
  Net Investment income (loss) .................................   $   (891,372)   $   (205,915)   $   (771,283)   $   (164,331)
  Capital gains distributions received .........................      1,178,735         106,375       1,372,841          11,564
  Realized gain (loss) on shares redeemed ......................       (405,246)         33,496         113,249           7,246
  Net change in unrealized gain (loss) on investments ..........    (24,503,607)     13,249,074      (5,797,257)      7,034,042
                                                                   ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ....................................    (24,621,490)     13,183,030      (5,082,450)      6,888,521
                                                                   ------------    ------------    ------------    ------------
ANNUITY PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ..................................     50,519,354      22,122,028      29,266,722      38,855,299
  Surrenders, Withdrawals, and Death Benefits ..................     (5,547,981)       (543,922)     (5,371,476)       (504,773)
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Options ......................................     39,007,158       7,420,093       9,132,165      14,502,718
  Withdrawal Charge ............................................        (16,165)         (1,563)        (17,174)         (1,154)
                                                                   ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM ANNUITY PAYMENTS
  AND OTHER OPERATING TRANSFERS ................................     83,962,366      28,996,636      33,010,237      52,852,090
                                                                   ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ........................     59,340,876      42,179,666      27,927,787      59,740,611

NET ASSETS
  Beginning of period ..........................................     45,690,342       3,510,676      59,740,611               0
                                                                   ------------    ------------    ------------    ------------
  End of period ................................................   $105,031,218    $ 45,690,342    $ 87,668,398    $ 59,740,611
                                                                   ============    ============    ============    ============





           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51

                                      A29

                                                   SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
          PRUDENTIAL                                             SP ALLIANCE                      SP SMALL/      SP INVESCO
          DIVERSIFIED               DAVIS          PREMIER        LARGE CAP                        MID CAP      SMALL COMPANY
          CONSERVATIVE              VALUE           GROWTH         GROWTH      SP DAVIS VALUE       VALUE          GROWTH
       GROWTH PORTFOLIO           PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
 --------------------------      ----------       ---------      -----------   --------------    ----------     -------------
 01/01/2000      05/03/1999      05/01/2000      05/01/2000      09/22/2000      09/22/2000      09/22/2000      09/22/2000
     TO              TO              TO              TO              TO              TO              TO              TO
 12/31/2000      12/31/1999      12/31/2000      12/31/2000      12/31/2000      12/31/2000      12/31/2000      12/31/2000
 ----------      ----------      ----------      ----------      ----------      ----------      ----------      ------------

$  5,536,220    $  1,292,966    $    (67,673)   $   (112,387)   $     (4,734)  $      (1,442)   $     (3,411)   $     (2,167)
   2,071,351               0         348,636         190,058               0               0               0               0
      58,259            (355)         (1,497)        (24,883)         (5,481)         (2,090)          1,100          (2,807)
  (4,066,739)      4,352,952          65,710      (3,799,627)       (184,905)        278,601         175,699         (48,891)
------------    ------------    ------------    ------------    ------------   -------------    ------------    ------------


   3,599,091       5,645,563         345,176      (3,746,839)       (195,120)        275,069         173,388         (53,865)
------------    ------------    ------------    ------------    ------------   -------------    ------------    ------------


  77,013,440      92,547,214      17,597,968      11,028,825       3,592,772       7,522,563       2,046,683       1,131,181
 (10,238,558)     (2,063,359)       (595,283)       (488,542)           (975)         (2,850)         (1,272)            (54)

  15,212,955      11,427,441      23,443,434      12,088,467         524,539         714,747         250,420         194,014
     (35,970)           (992)         (1,098)           (690)              0               0               0               0
------------    ------------    ------------    ------------    ------------   -------------    ------------    ------------


  81,951,867     101,910,304      40,445,021      22,628,060       4,116,336       8,234,460       2,295,831       1,325,141
------------    ------------    ------------    ------------    ------------   -------------    ------------    ------------

  85,550,958     107,555,867      40,790,197      18,881,221       3,921,216       8,509,529       2,469,219       1,271,276


 107,555,867               0               0               0               0               0               0               0
------------    ------------    ------------    ------------    ------------   -------------    ------------    ------------
$193,106,825    $107,555,867    $ 40,790,197    $ 18,881,221    $  3,921,216   $   8,509,529    $  2,469,219    $  1,271,276
============    ============    ============    ============    ============   =============    ============    ============





           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51


                                      A30

                             FINANCIAL STATEMENTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2000 and 1999

                                                                                            SUBACCOUNTS
                                                                   -----------------------------------------------------------------
                                                                                                   JANUS ASPEN
                                                                     SP PIMCO        SP PIMCO         GROWTH         SP LARGE
                                                                   TOTAL RETURN      HIGH YIELD   SERVICE SHARES     CAP VALUE
                                                                     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                   ------------     -----------   ---------------   ----------
                                                                    09/22/2000      09/22/2000      09/22/2000      09/22/2000
                                                                        TO              TO              TO              TO
                                                                    12/31/2000      12/31/2000      12/31/2000      12/31/2000
                                                                   ------------     -----------   ---------------   ----------
OPERATIONS
  Net Investment income (loss) ...............................     $     23,267    $     20,051    $     (6,779)   $      2,146
  Capital gains distributions received .......................            3,072           1,895               0               0
  Realized gain (loss) on shares redeemed ....................            2,095            (350)         (3,834)            240
  Net change in unrealized gain (loss) on investments ........           46,734           3,418        (301,277)         44,003
                                                                   ------------    ------------    ------------    ------------
NET  INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..................................           75,168          25,014        (311,890)         46,389
                                                                   ------------    ------------    ------------    ------------
ANNUITY PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ................................        2,976,672       1,298,462       3,123,487       1,030,119
  Surrenders, Withdrawals, and Death Benefits ................           (2,673)         (1,888)         (4,412)           (305)
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Options ....................................          346,621         225,629         330,925         179,578
  Withdrawal Charge ..........................................                0               0               0               0
                                                                   ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM ANNUITY PAYMENTS
  AND OTHER OPERATING TRANSFERS ..............................        3,320,620       1,522,203       3,450,000       1,209,392
                                                                   ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ......................        3,395,788       1,547,217       3,138,110       1,255,781

NET ASSETS
  Beginning of period ........................................                0               0               0               0
                                                                   ------------    ------------    ------------    ------------
  End of period ..............................................     $  3,395,788    $  1,547,217    $  3,138,110    $  1,255,781
                                                                   ============    ============    ============    ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51


                                      A31

                                                SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
   SP AIM          SP MFS       SP STRATEGIC       SP MFS       SP PRUDENTIAL      SP AIM                     SP CONSERVATIVE
 GROWTH AND        CAPITAL        PARTNERS         MID CAP      U.S. EMERGING    AGGRESSIVE     SP ALLIANCE        ASSET
   INCOME        OPPORTUNITY   FOCUSED GROWTH      GROWTH          GROWTH          GROWTH       TECHNOLOGY      ALLOCATION
  PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
 ----------      -----------   --------------    ----------     -------------    ----------     -----------   ---------------
 09/22/2000      09/22/2000      09/22/2000      09/22/2000      09/22/2000      09/22/2000     09/22/2000      09/22/2000
     TO              TO              TO              TO              TO              TO             TO              TO
 12/31/2000      12/31/2000      12/31/2000      12/31/2000      12/31/2000      12/31/2000     12/31/2000      12/31/2000
 ----------      -----------   --------------    ----------     -------------    ----------     -----------    --------------

$     (2,382)   $     (1,517)   $     (3,408)   $       (729)   $     (3,469)   $     (3,608)   $     (4,975)   $     11,498
           0               0               0          18,931               0               0               0               7
     (10,172)         (5,366)         (1,929)         (1,503)         (9,835)         (1,866)         (2,381)            118
     (97,386)        (28,678)       (175,277)       (109,015)       (195,783)       (110,592)       (506,791)         29,149
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

    (109,940)        (35,561)       (180,614)        (91,866)       (209,087)       (116,066)       (514,147)         40,772
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


   2,137,436       1,832,680       1,966,628       3,063,092       3,312,237       1,716,517       3,819,183       1,536,658
        (795)         (1,486)           (305)           (507)           (841)         (3,652)         (1,376)         (1,424)

     177,930         169,547          92,602         197,281         235,506         143,926         882,278         217,094
           0               0               0               0               0               0               0               0
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


   2,314,571       2,000,741       2,058,925       3,259,866       3,546,902       1,856,791       4,700,085       1,752,328
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   2,204,631       1,965,180       1,878,311       3,168,000       3,337,815       1,740,725       4,185,938       1,793,100


           0               0               0               0               0               0               0               0
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$  2,204,631    $  1,965,180    $  1,878,311    $  3,168,000    $  3,337,815    $  1,740,725    $  4,185,938    $  1,793,100
============    ============    ============    ============    ============    ============    ============    ============




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51

                                      A32

                             FINANCIAL STATEMENTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2000 and 1999


                                                                                      SUBACCOUNTS
                                                                            ----------------------------

                                                                            SP BALANCED       SP GROWTH
                                                                               ASSET            ASSET
                                                                            ALLOCATION       ALLOCATION
                                                                             PORTFOLIO        PORTFOLIO
                                                                            -----------     ------------
                                                                            09/22/2000       09/22/2000
                                                                                TO               TO
                                                                            12/31/2000       12/31/2000
                                                                            ----------      -----------
OPERATIONS
  Net Investment income (loss) ......................................     $      10,131     $       2,887
  Capital gains distributions received ..............................                 0                 0
  Realized gain (loss) on shares redeemed ...........................            (1,853)           (4,166)
  Net change in unrealized gain (loss) on investments ...............            45,017            24,145
                                                                          -------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .........................................            53,295            22,866
                                                                          -------------     -------------
ANNUITY PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments .......................................         3,267,667         2,931,051
  Surrenders, Withdrawals, and Death Benefits .......................           (22,533)             (206)
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Options ...........................................           298,147           859,280
  Withdrawal Charge .................................................                 0                 0
                                                                          -------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM ANNUITY PAYMENTS
  AND OTHER OPERATING TRANSFERS .....................................         3,543,281         3,790,125
                                                                          -------------     -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .............................         3,596,576         3,812,991

NET ASSETS
  Beginning of period ...............................................                 0                 0
                                                                          -------------     -------------
  End of period .....................................................     $   3,596,576     $   3,812,991
                                                                          =============     =============




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51


                                      A33

            SUBACCOUNTS (CONTINUED)
------------------------------------------------
SP AGGRESSIVE
GROWTH ASSET      SP JENNISON       SP DEUTSCHE
 ALLOCATION      INTERNATIONAL     INTERNATIONAL
   GROWTH           GROWTH            EQUITY
  PORTFOLIO        PORTFOLIO         PORTFOLIO
 -------------   -------------     -------------
 09/22/2000       09/22/2000        09/22/2000
     TO               TO                TO
 12/31/2000       12/31/2000        12/31/2000
 -------------   -------------     -------------

$     (3,050)      $    (4,533)    $     (3,525)
           0                 0                0
      (1,939)           (6,432)            (886)
     (14,004)          (82,421)          47,645
------------       -----------     ------------

     (18,993)          (93,386)          43,234
------------       -----------     ------------


   1,674,488         2,330,433        1,859,775
      (2,000)           (3,562)            (612)

     306,465           151,427          222,920
           0                 0                0
------------       -----------     ------------


   1,978,953         2,478,298        2,082,083
------------       -----------     ------------

   1,959,960         2,384,912        2,125,317


           0                 0                0
------------       -----------     ------------
$  1,959,960       $ 2,384,912     $  2,125,317
=============      ===========     ============





           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A51


                                      A34

                        NOTES TO FINANCIAL STATEMENTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                DECEMBER 31, 2000

NOTE 1:   GENERAL

          Pruco Life Flexible Premium Variable Annuity Account (the "Account") was established on July 16, 1985 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life") which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets. Proceeds from purchases of Discovery Preferred Variable Annuity contracts ("Discovery Preferred"), Discovery Select Variable Annuity contracts ("Discovery Select"), Discovery Choice Variable Annuity contracts, Basic and Enhanced ("Discovery Choice") and beginning September 22, 2000, Strategic Partners Variable Annuity One, Basic Guaranteed Minimum Death Benefit ("GMDB") option-Roll Up or Step Up ("GMDB-1") and GMDB option-Greater of Roll up or Step Up ("GMDB-2") (collectively, "Strategic Partners") are invested in the account. The Discovery Choice contract is considered Basic or Enhanced depending on the death benefit option that you choose, where the Enhanced contract offers a guaranteed minimum death benefit. The Strategic Partners contract options also differ based on the death benefit options that you choose, one with no guaranteed benefit and two with differing guaranteed minimum.

          The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are fifty subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. which includes the "SP" Portfolios (the "Series Fund") or any of the non-Prudential administered funds shown in Note 3. Investment options vary by contract. See Footnote 4 for the options available to a specific contract. The Series Fund is a diversified open-end management management investment company, and is managed by Prudential.

NOTE 2:   SIGNIFICANT ACCOUNTING POLICIES

          The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

          Investments--The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset value of the respective portfolio.

          Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

          Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the ex-dividend date.

          Receivable from (Payable to) Pruco Life Insurance Company--At times, Pruco Life may owe an amount to or expect to receive an amount from the Account primarily related to processing contract owner payments, surrenders, withdrawals, and death benefits. This amount is reflected in the Account's Statements of Net Assets as either a receivable from or payable to Pruco Life. The receivable or payable does not have an effect on the contract owner's account or the related unit value.


                                      A35

NOTE 3: INVESTMENT INFORMATION FOR THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

          The net asset value per share for each portfolio of the Series Fund or the non-Prudential administered variable funds, the number of shares (rounded) of each portfolio held by the account and the aggregate cost of investments in such shares at December 31, 2000 were as follows:

                                                                                 SUBACCOUNTS
                                                  -------------------------------------------------------------------------------
                                                                                                    PRUDENTIAL          OCC
                                                    PRUDENTIAL      PRUDENTIAL      PRUDENTIAL     CONSERVATIVE    ACCUMULATION
                                                   MONEY MARKET  DIVERSIFIED BOND HIGH YIELD BOND    BALANCED      TRUST MANAGED
                                                     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                  -------------- ---------------- --------------- --------------- ---------------
            Number of Shares (rounded):                34,768,705      51,971,357      52,818,184       7,888,822       8,873,052
            Net asset value per share:            $         10.00 $         11.28 $          6.14 $         14.63 $         43.20
            Cost:                                 $   347,687,046 $   575,955,105 $   408,093,639 $   123,801,485 $   368,288,621
                                                                              SUBACCOUNTS (CONTINUED)
                                                  -------------------------------------------------------------------------------
                                                    PRUDENTIAL      PRUDENTIAL       AIM V.I.      T. ROWE PRICE    PRUDENTIAL
                                                    STOCK INDEX        VALUE      GROWTH & INCOME  EQUITY INCOME      EQUITY
                                                     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                  -------------- ---------------- --------------- --------------- ---------------
            Number of Shares (rounded):                24,855,806      27,203,356       7,416,392       9,841,674      30,811,895
            Net asset value per share:            $         38.66 $         20.46 $         26.19 $         19.55 $         24.50
            Cost:                                 $   877,995,515 $   591,688,707 $   171,923,362 $   182,061,808 $   912,911,793
                                                                              SUBACCOUNTS (CONTINUED)
                                                  -------------------------------------------------------------------------------
                                                    PRUDENTIAL      PRUDENTIAL       AIM V.I.       JANUS ASPEN
                                                     JENNISON    FLEXIBLE MANAGED      VALUE          GROWTH            MFS
                                                     PORTFOLIO       PORTFOLIO         FUND          PORTFOLIO    RESEARCH SERIES
                                                  -------------- ---------------- --------------- --------------- ---------------

            Number of Shares (rounded):                53,172,822       4,128,426      14,195,727      16,048,901       5,081,147
            Net asset value per share:            $         22.97 $         16.53 $         27.30 $         26.48 $         20.80
            Cost:                                 $ 1,296,089,254 $    74,692,350 $   395,301,147 $   428,696,183 $    88,428,611

                                                                              SUBACCOUNTS (CONTINUED)
                                                  -------------------------------------------------------------------------------
                                                                        OCC           GLOBAL                        PRUDENTIAL
                                                        MFS        ACCUMULATION    POST-VENTURE     PRUDENTIAL        NATURAL
                                                  EMERGING GROWTH TRUST SMALL CAP     CAPITAL         GLOBAL         RESOURCES
                                                      SERIES         PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                  -------------- ---------------- --------------- --------------- ---------------
            Number of Shares (rounded):                13,168,585       3,435,767       3,781,307       7,596,396         447,104
            Net asset value per share:            $         28.85 $         32.26 $         13.62 $         23.61 $         23.59
            Cost:                                 $   314,611,825 $    85,450,613 $    54,796,807 $   174,836,638 $     8,468,949
                                                                              SUBACCOUNTS (CONTINUED)
                                                  -------------------------------------------------------------------------------
                                                    JANUS ASPEN    T. ROWE PRICE    PRUDENTIAL
                                                   INTERNATIONAL   INTERNATIONAL       SMALL         AMERICAN
                                                      GROWTH           STOCK      CAPITALIZATION      CENTURY         FRANKLIN
                                                     PORTFOLIO       PORTFOLIO    STOCK PORTFOLIO  VP VALUE FUND   SMALL CAP FUND
                                                  -------------- ---------------- --------------- --------------- ---------------
            Number of Shares (rounded):                12,366,842       3,889,261       6,374,476       6,668,397       4,968,364
            Net asset value per share:            $         30.90 $         15.07 $         17.11 $          6.67 $         21.14
            Cost:                                 $   330,728,437 $    60,718,434 $    94,489,534 $    40,406,956 $   115,945,490

                                                                              SUBACCOUNTS (CONTINUED)
                                                  -------------------------------------------------------------------------------
                                                                    PRUDENTIAL
                                                                    DIVERSIFIED                                      SP ALLIANCE
                                                    PRUDENTIAL     CONSERVATIVE                                         LARGE
                                                       20/20          GROWTH        DAVIS VALUE       PREMIER        CAP GROWTH
                                                  FOCUS PORTFOLIO    PORTFOLIO       PORTFOLIO    GROWTH PORTFOLIO    PORTFOLIO
                                                  -------------- ---------------- --------------- --------------- ---------------

            Number of Shares (rounded):                 7,977,106      19,006,577       3,688,083         591,332         458,622
            Net asset value per share:            $         10.99 $         10.16 $         11.06 $         31.93 $          8.55
            Cost:                                 $    86,431,613 $   192,820,612 $    40,724,487 $    22,680,848 $     4,106,121

                                                                              SUBACCOUNTS (CONTINUED)
                                                  -------------------------------------------------------------------------------
                                                                                    SP INVESCO
                                                                     SP SMALL/        SMALL          SP PIMCO        SP PIMCO
                                                  SP DAVIS VALUE  MID CAP COMPANY     GROWTH       TOTAL RETURN     HIGH YIELD
                                                     PORTFOLIO    VALUE PORTFOLIO    PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                  -------------- ---------------- --------------- --------------- ---------------

            Number of Shares (rounded):                   838,377         221,853         151,704         326,518         154,413
            Net asset value per share:            $         10.15 $         11.13 $          8.38 $         10.40 $         10.02
            Cost:                                 $     8,230,928 $     2,293,520 $     1,320,167 $     3,349,054 $     1,543,799

                                                                              SUBACCOUNTS (CONTINUED)
                                                  -------------------------------------------------------------------------------
                                                                                      SP AIM         SP MFS       SP STRATEGIC
                                                    JANUS ASPEN                       GROWTH         CAPITAL        PARTNERS
                                                  GROWTH SERVICE   SP LARGE CAP      AND INCOME    OPPORTUNITIES      FOCUSED
                                                 SHARES PORTFOLIO VALUE PORTFOLIO    PORTFOLIO       PORTFOLIO    GROWTH PORTFOLIO
                                                  -------------- ---------------- --------------- --------------- ---------------

            Number of Shares (rounded):                   119,049         120,286         262,144         214,774         236,563
            Net asset value per share:            $         26.36 $         10.44 $          8.41 $          9.15 $          7.94
            Cost:                                 $     3,439,387 $     1,211,778 $     2,302,017 $     1,993,858 $     2,053,588

                                      A36

NOTE 3: INVESTMENT INFORMATION FOR THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT (CONTINUED)

                                                                              SUBACCOUNTS (CONTINUED)
                                                  -------------------------------------------------------------------------------
                                                                                       SP AIM
                                                      SP MFS     SP PRUDENTIAL U.S.  AGGRESSIVE      SP ALLIANCE   SP CONSERVATIVE
                                                  MID CAP GROWTH  EMERGING GROWTH      GROWTH        TECHNOLOGY   ASSET ALLOCATION
                                                     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                  -------------- ---------------- --------------- --------------- ---------------
            Number of Shares (rounded):                   326,935         398,307         202,410         549,336         179,299
            Net asset value per share:            $          9.69 $          8.38 $          8.60 $          7.62 $         10.00
            Cost:                                 $     3,277,015 $     3,533,598 $     1,851,317 $     4,692,729 $     1,778,607

                                                                              SUBACCOUNTS (CONTINUED)
                                                  -------------------------------------------------------------------------------
                                                                     SP GROWTH      SP AGGRESSIVE    SP JENNISON     SP DEUTSCHE
                                                    SP BALANCED       ASSET           GROWTH        INTERNATIONAL   INTERNATIONAL
                                                 ASSET ALLOCATION   ALLOCATION    ASSET ALLOCATION     GROWTH          EQUITY
                                                     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                  -------------- ---------------- --------------- --------------- ---------------
            Number of Shares (rounded):                   370,136         403,336         211,288         280,578         225,140
            Net asset value per share:            $          9.80 $          9.52 $          9.33 $          8.50 $          9.44
            Cost:                                 $     3,582,317 $     3,815,612 $     1,985,318 $     2,467,333 $     2,077,672


NOTE 4:   CONTRACT OWNER UNIT INFORMATION

          Outstanding contract owner units (rounded), unit values and total value of contract owner equity at December 31, 2000 were as follows:

                                                                                    SUBACCOUNTS
                                                  -------------------------------------------------------------------------------
                                                                                                    PRUDENTIAL          OCC
                                                    PRUDENTIAL      PRUDENTIAL      PRUDENTIAL     CONSERVATIVE    ACCUMULATION
                                                   MONEY MARKET  DIVERSIFIED BOND HIGH YIELD BOND    BALANCED      TRUST MANAGED
                                                     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                  -------------- ---------------- --------------- --------------- ---------------
            Contract Owner Units Outstanding
              (Discovery Preferred - rounded)          11,839,864      19,367,290      13,042,075      79,260,410           N/A
            Unit Value (Discovery Preferred)      $       1.22545 $       1.27085 $       1.13618 $       1.45613           N/A
                                                  --------------- --------------- --------------- ---------------  --------------
            Contract Owner Equity
              (Discovery Preferred)               $    14,509,161 $    24,612,920 $    14,818,144 $   115,413,461           N/A
                                                  --------------- --------------- --------------- ---------------  --------------
            Contract Owner Units Outstanding
              (Discovery Select - rounded)            252,861,017     440,103,772     271,627,103           N/A       255,090,329
            Unit Value (Discovery Select)         $       1.22545 $       1.27085 $       1.13618           N/A    $      1.50197
                                                  --------------- --------------- --------------- ---------------  --------------
            Contract Owner Equity
              (Discovery Select)                  $   309,868,533 $   559,305,879 $   308,617,282           N/A    $  383,138,021
                                                  --------------- --------------- --------------- ---------------  --------------
            Contract Owner Units Outstanding
              (Discovery Choice Basic - rounded)        5,850,749       1,360,604         447,312           N/A            30,503
            Unit Value (Discovery Choice Basic)   $       1.05533 $       1.08412 $       0.93488           N/A    $      1.06280
                                                  --------------- --------------- --------------- ---------------  --------------
            Contract Owner Equity
              (Discovery Choice Basic)            $     6,174,471 $     1,475,059 $       418,183           N/A    $       32,418
                                                  --------------- --------------- --------------- ---------------  --------------
            Contract Owner Units Outstanding
              (Discovery Choice Enhanced -
              rounded)                                  6,291,447         780,399         482,945           N/A           137,280
            Unit Value (Discovery Choice
              Enhanced)                           $       1.05162 $       1.08028 $       0.93187           N/A    $      1.05914
                                                  --------------- --------------- --------------- ---------------  --------------
            Contract Owner Equity
              (Discovery Choice Enhanced)         $     6,616,211 $       843,050 $       450,042           N/A    $      145,399
                                                  --------------- --------------- --------------- ---------------  --------------
            Contract Owner Units Outstanding
              (Strategic Partner
              Non-Exchange 1 - rounded)                 3,827,370           N/A             N/A             N/A             N/A
            Unit Value (Strategic Partner
              Non-Exchange 1)                     $       1.01353           N/A             N/A             N/A             N/A
                                                  --------------- --------------- --------------- ---------------  --------------
            Contract Owner Equity
              (Strategic Partner Non-Exchange 1)  $     3,879,154           N/A             N/A             N/A             N/A
                                                  --------------- --------------- --------------- ---------------  --------------
            Contract Owner Units Outstanding
              (Strategic Partner
              Non-Exchange 2 - rounded)                 3,370,834           N/A             N/A             N/A             N/A
            Unit Value (Strategic Partner
              Non-Exchange 2)                     $       1.01313           N/A             N/A             N/A             N/A
                                                  --------------- --------------- --------------- ---------------  --------------
            Contract Owner Equity
              (Strategic Partner Non-Exchange 2)  $     3,415,093           N/A             N/A             N/A             N/A
                                                  --------------- --------------- --------------- ---------------  --------------
            Contract Owner Units Outstanding
              (Strategic Partner Non-Exchange
              3 - rounded)                              3,183,106           N/A             N/A             N/A             N/A
            Unit Value (Strategic Partner Non-
              Exchange 3)                         $       1.01298           N/A             N/A             N/A             N/A
                                                  --------------- --------------- --------------- ---------------  --------------
            Contract Owner Equity
              (Strategic Partner Non-Exchange 3)  $     3,224,423           N/A             N/A             N/A             N/A
                                                  --------------- --------------- --------------- ---------------  --------------
            TOTAL CONTRACT OWNER EQUITY           $   347,687,046 $   586,236,908 $   324,303,651 $   115,413,461  $  383,315,838
                                                  =============== =============== =============== ===============  ==============

                                      A37


                                                                              SUBACCOUNTS (CONTINUED)
                                                  -------------------------------------------------------------------------------
                                                    PRUDENTIAL                                     T. ROWE PRICE
                                                       STOCK        PRUDENTIAL       AIM V.I.         EQUITY        PRUDENTIAL
                                                       INDEX           VALUE      GROWTH & INCOME     INCOME          EQUITY
                                                     PORTFOLIO       PORTFOLIO         FUND          PORTFOLIO       PORTFOLIO
                                                  -------------- ---------------- --------------- --------------- ---------------
            Contract Owner Units Outstanding
              (Discovery Preferred - rounded)          38,750,293      26,856,371           N/A             N/A        64,970,260
            Unit Value (Discovery Preferred)      $       2.01096 $       2.02329           N/A             N/A    $      1.80930
                                                  --------------- --------------- --------------- ---------------  --------------
            Contract Owner Equity
              (Discovery Preferred)               $    77,925,290 $    54,338,227           N/A             N/A    $  117,550,691
                                                  --------------- --------------- --------------- ---------------  --------------
            Contract Owner Units Outstanding
              (Discovery Select - rounded)            436,186,937     247,934,035     106,521,748     117,126,253     351,604,596
            Unit Value (Discovery Select)         $       2.01096 $       2.02329 $       1.80711 $       1.63398  $      1.80930
                                                  --------------- --------------- --------------- ---------------  --------------
            Contract Owner Equity (Discovery
              Select)                             $   877,154,482 $   501,642,454 $   192,496,516 $   191,381,956  $  636,158,195
                                                  --------------- --------------- --------------- ---------------  --------------
            Contract Owner Units Outstanding
              (Discovery Choice Basic - rounded)        1,602,912         329,847         762,000         481,047         495,504
            Unit Value (Discovery Choice Basic)   $       0.96694 $       1.22938 $       0.97850 $       1.08661  $      1.09324
                                                  --------------- --------------- --------------- ---------------  --------------
            Contract Owner Equity
              (Discovery Choice Basic)            $     1,549,920 $       405,508 $       745,617 $       522,710  $      541,705
                                                  --------------- --------------- --------------- ---------------  --------------
            Contract Owner Units Outstanding
              (Discovery Choice
              Enhanced - rounded)                       2,102,178         158,737       1,018,590         461,830         588,208
            Unit Value (Discovery Choice
              Enhanced)                           $       0.96361 $       1.22510 $       0.97504 $       1.08280  $      1.08949
                                                  --------------- --------------- --------------- ---------------  --------------
            Contract Owner Equity
              (Discovery Choice Enhanced)         $     2,025,680 $       194,469 $       993,166 $       500,069  $      640,847
                                                  --------------- --------------- --------------- ---------------  --------------
            Contract Owner Units Outstanding
              (Strategic Partner
              Non-Exchange 1 - rounded)                 1,122,383           N/A             N/A             N/A             N/A
            Unit Value (Strategic Partner
              Non-Exchange 1)                     $       0.91141           N/A             N/A             N/A             N/A
                                                  --------------- --------------- --------------- ---------------  --------------
            Contract Owner Equity
              (Strategic Partner Non-Exchange 1)  $     1,022,951           N/A             N/A             N/A             N/A
                                                  --------------- --------------- --------------- ---------------  --------------
            Contract Owner Units Outstanding
              (Strategic Partner
              Non-Exchange 2 - rounded)                   519,592           N/A             N/A             N/A             N/A
            Unit Value (Strategic Partner
              Non-Exchange 2)                     $       0.91086           N/A             N/A             N/A             N/A
                                                  --------------- --------------- --------------- ---------------  --------------
            Contract Owner Equity
              (Strategic Partner Non-Exchange 2)  $       473,275           N/A             N/A             N/A             N/A
                                                  --------------- --------------- --------------- ---------------  --------------
            Contract Owner Units Outstanding
              (Strategic Partner
              Non-Exchange 3 - rounded)                   849,860           N/A             N/A             N/A             N/A
            Unit Value (Strategic Partner
              Non-Exchange 3)                     $       0.91059           N/A             N/A             N/A             N/A
                                                  --------------- --------------- --------------- ---------------  --------------
           Contract Owner Equity
              (Strategic Partner Non-Exchange 3)  $       773,874           N/A             N/A             N/A             N/A
                                                  --------------- --------------- --------------- ---------------  --------------
            TOTAL CONTRACT OWNER EQUITY           $   960,925,472 $   556,580,658 $   194,235,299 $   192,404,735  $   754,891,438
                                                  =============== =============== =============== ===============  ===============


                                      A38

                                                                                SUBACCOUNTS (CONTINUED)
                                                  ----------------------------------------------------------------------------------
                                                    PRUDENTIAL       PRUDENTIAL        AIM V.I.       JANUS ASPEN
                                                     JENNISON     FLEXIBLE MANAGED       VALUE          GROWTH             MFS
                                                     PORTFOLIO        PORTFOLIO          FUND          PORTFOLIO     RESEARCH SERIES
                                                  --------------- ----------------  --------------- --------------- ---------------

        Contract Owner Units Outstanding
          (Discovery Preferred - rounded) .....        46,068,315       45,292,350            N/A             N/A             N/A

        Unit Value (Discovery Preferred) ......   $       2.29341  $       1.50672            N/A             N/A             N/A
                                                  ---------------  ---------------  --------------- --------------- ---------------
        Contract Owner Equity (Discovery
          Preferred) ..........................   $   105,653,535  $    68,242,889            N/A             N/A             N/A
                                                  ---------------  ---------------  --------------- --------------- ---------------
        Contract Owner Units Outstanding
          (Discovery Select - rounded) ........       480,476,519            N/A        212,476,593     214,542,798      61,777,535

        Unit Value (Discovery Select) .........   $       2.29341            N/A    $       1.80208 $       1.95266 $       1.69985
                                                  ---------------  ---------------  --------------- --------------- ---------------
        Contract Owner Equity (Discovery
          Select) .............................   $ 1,101,929,654            N/A    $   382,899,819 $   418,929,139 $   105,012,543
                                                  ---------------  ---------------  --------------- --------------- ---------------
        Contract Owner Units Outstanding
          (Discovery Choice Basic - rounded)...         2,855,827            N/A          2,091,871       2,429,379         353,116

        Unit Value (Discovery Choice Basic)....   $       0.96042            N/A    $       0.93510 $       0.96738 $       1.08013
                                                  ---------------  ---------------  --------------- --------------- ---------------
        Contract Owner Equity (Discovery
          Choice Basic) .......................   $     2,742,793            N/A    $     1,956,108 $     2,350,132 $       381,411
                                                  ---------------  ---------------  --------------- --------------- ---------------
        Contract Owner Units Outstanding
          (Discovery Choice Enhanced -
          rounded) ............................         3,852,478            N/A          2,883,724       3,833,188         272,888

        Unit Value (Discovery Choice
          Enhanced) ...........................   $       0.95707            N/A    $       0.93193 $       0.96404 $       1.07640
                                                  ---------------  ---------------  --------------- --------------- ---------------
        Contract Owner Equity (Discovery
          Choice Enhanced) ....................   $     3,687,091            N/A    $     2,687,429 $     3,695,347 $       293,736
                                                  ---------------  ---------------  --------------- --------------- ---------------
        Contract Owner Units
          Outstanding (Strategic Partner Non-
          Exchange 1 - rounded) ...............         2,804,198            N/A              N/A             N/A             N/A

        Unit Value (Strategic Partner Non-
          Exchange 1) .........................   $       0.81573            N/A              N/A             N/A             N/A
                                                  ---------------  ---------------  --------------- --------------- ---------------
        Contract Owner Equity (Strategic
          Partner Non-Exchange 1) .............   $     2,287,468            N/A              N/A             N/A             N/A
                                                  ---------------  ---------------  --------------- --------------- ---------------
        Contract Owner Units Outstanding
          (Strategic Partner Non-Exchange
          2 - rounded) ........................         1,737,903            N/A              N/A             N/A             N/A

        Unit Value (Strategic Partner Non-
          Exchange 2) .........................   $       0.81530            N/A              N/A             N/A             N/A
                                                  ---------------  ---------------  --------------- --------------- ---------------
        Contract Owner Equity (Strategic
          Partner Non-Exchange 2) .............   $     1,416,912            N/A              N/A             N/A             N/A
                                                  ---------------  ---------------  --------------- --------------- ---------------
        Contract Owner Units Outstanding
          (Strategic Partner Non-Exchange
          3 - rounded) ........................         4,493,317            N/A              N/A             N/A             N/A

        Unit Value (Strategic Partner Non-
          Exchange 3) .........................   $       0.81505            N/A              N/A             N/A             N/A
                                                  ---------------  ---------------  --------------- --------------- ---------------
        Contract Owner Equity (Strategic
          Partner Non-Exchange 3) .............   $     3,662,278            N/A              N/A             N/A             N/A
                                                  ---------------  ---------------  --------------- --------------- ---------------
        TOTAL CONTRACT OWNER EQUITY ...........   $ 1,221,379,731  $    68,242,889  $   387,543,356 $   424,974,618 $   105,687,690
                                                  ===============  ===============  =============== =============== ===============





                                      A39


                                                                                SUBACCOUNTS (CONTINUED)
                                                  ---------------------------------------------------------------------------------
                                                                         OCC            GLOBAL                        PRUDENTIAL
                                                        MFS         ACCUMULATION     POST-VENTURE     PRUDENTIAL        NATURAL
                                                  EMERGING GROWTH  TRUST SMALL CAP      CAPITAL         GLOBAL         RESOURCES
                                                      SERIES          PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                  ---------------  ---------------  --------------- --------------- ---------------
        Contract Owner Units Outstanding
          (Discovery Preferred - rounded) .....             N/A              N/A              N/A        14,900,594       5,515,244

        Unit Value (Discovery Preferred) ......             N/A              N/A              N/A   $       1.84646 $       1.91237
                                                  ---------------  ---------------  --------------- --------------- ---------------
        Contract Owner Equity (Discovery
          Preferred) ..........................             N/A              N/A              N/A   $    27,513,351 $    10,547,187
                                                  ---------------  ---------------  --------------- --------------- ---------------
        Contract Owner Units Outstanding
          (Discovery Select - rounded) ........       179,248,786       70,491,262       35,262,198      81,446,534           N/A

        Unit Value (Discovery Select) .........   $       2.10566  $       1.56487  $       1.44905 $       1.84646           N/A
                                                  ---------------  ---------------  --------------- --------------- ---------------
        Contract Owner Equity (Discovery
          Select) .............................   $   377,436,998  $   110,309,660  $    51,096,688 $   150,387,768           N/A
                                                  ---------------  ---------------  --------------- --------------- ---------------
        Contract Owner Units Outstanding
          (Discovery Choice Basic - rounded)...           955,179           86,134          176,783         426,439           N/A

        Unit Value (Discovery Choice Basic) ...   $       1.16292  $       1.48533  $       1.11704 $       1.01116           N/A
                                                  ---------------  ---------------  --------------- --------------- ---------------
        Contract Owner Equity (Discovery
          Choice Basic) .......................   $     1,110,796  $       127,938  $       197,474 $       431,198           N/A
                                                  ---------------  ---------------  --------------- --------------- ---------------
        Contract Owner Units Outstanding
          (Discovery Choice Enhanced -
          rounded) ............................         1,178,554          270,399          190,604         159,698           N/A

        Unit Value (Discovery Choice
          Enhanced) ...........................   $       1.15896  $       1.48018  $       1.11318 $       1.00770           N/A
                                                  ---------------  ---------------  --------------- --------------- ---------------
        Contract Owner Equity (Discovery
          Choice Enhanced) ....................   $     1,365,897  $       400,240  $       212,177 $       160,928           N/A
                                                  ---------------  ---------------  --------------- --------------- ---------------
        Contract Owner Units Outstanding
          (Strategic Partner Non-Exchange
          1 - rounded) ........................             N/A              N/A              N/A           371,999           N/A

        Unit Value (Strategic Partner Non-
          Exchange 1) .........................             N/A              N/A              N/A   $       0.87656           N/A
                                                  ---------------  ---------------  --------------- --------------- ---------------
        Contract Owner Equity (Strategic
          Partner Non-Exchange 1) .............             N/A              N/A              N/A   $       326,079           N/A
                                                  ---------------  ---------------  --------------- --------------- ---------------
        Contract Owner Units Outstanding
          (Strategic Partner Non-Exchange
          2 - rounded) ........................             N/A              N/A              N/A           170,411           N/A

        Unit Value (Strategic Partner Non-
          Exchange 2) .........................             N/A              N/A              N/A   $       0.87614           N/A
                                                  ---------------  ---------------  --------------- --------------- ---------------
        Contract Owner Equity (Strategic
          Partner Non-Exchange 2) .............             N/A              N/A              N/A   $       149,304           N/A
                                                  ---------------  ---------------  --------------- --------------- ---------------
        Contract Owner Units Outstanding
          (Strategic Partner Non-Exchange
          3 - rounded) ........................             N/A              N/A              N/A           436,450           N/A

        Unit Value (Strategic Partner Non-
          Exchange 3) .........................             N/A              N/A              N/A   $       0.87590           N/A
                                                  ---------------  ---------------  --------------- --------------- ---------------
        Contract Owner Equity (Strategic
          Partner Non-Exchange 3) .............             N/A              N/A              N/A   $       382,286           N/A
                                                  ---------------  ---------------  --------------- --------------- ---------------
        TOTAL CONTRACT OWNER EQUITY ...........   $   379,913,691  $   110,837,838  $    51,506,339 $   179,350,914 $    10,547,187
                                                  ===============  ===============  =============== =============== ===============




                                      A40


                                                                              SUBACCOUNTS (CONTINUED)
                                                  ----------------------------------------------------------------------------------
                                                                     T. ROWE PRICE    PRUDENTIAL       AMERICAN
                                                     JANUS ASPEN     INTERNATIONAL       SMALL          CENTURY        FRANKLIN
                                                    INTERNATIONAL        STOCK       CAPITALIZATION    VP VALUE        SMALL CAP
                                                  GROWTH PORTFOLIO     PORTFOLIO    STOCK PORTFOLIO      FUND            FUND
                                                  ----------------  --------------- --------------- --------------- ---------------
        Contract Owner Units Outstanding
          (Discovery Preferred - rounded) .....              N/A              N/A        15,201,306           N/A             N/A

        Unit Value (Discovery Preferred) ......              N/A              N/A   $       1.83214           N/A             N/A
                                                   ---------------  --------------- --------------- --------------- ---------------
        Contract Owner Equity (Discovery
          Preferred) ..........................              N/A              N/A   $    27,850,921           N/A             N/A
                                                   ---------------  --------------- --------------- --------------- ---------------
        Contract Owner Units Outstanding
          (Discovery Select - rounded) ........        177,676,490       45,096,106      52,088,694      32,891,536      58,146,506

        Unit Value (Discovery Select) .........    $       2.12110  $       1.28651 $       1.55006 $       1.33658 $       1.76141
                                                   ---------------  --------------- --------------- --------------- ---------------
        Contract Owner Equity (Discovery
          Select) .............................    $   376,869,603  $    58,016,591 $    80,740,601 $    43,962,170 $   102,419,837
                                                   ---------------  --------------- --------------- --------------- ---------------
        Contract Owner Units Outstanding
          (Discovery Choice Basic - rounded)...          1,977,955          442,411         216,121         241,554       1,322,567

        Unit Value (Discovery Choice Basic) ...    $       1.21117  $       0.97128 $       1.24898 $       1.13626 $       1.04863
                                                   ---------------  --------------- --------------- --------------- ---------------
        Contract Owner Equity (Discovery
          Choice Basic) .......................    $     2,395,640  $       429,705 $       269,931 $       274,468 $     1,386,883
                                                   ---------------  --------------- --------------- --------------- ---------------
        Contract Owner Units Outstanding
          (Discovery Choice Enhanced -
          rounded) ............................          2,377,987          170,327         165,369         213,309       1,171,835

        Unit Value (Discovery Choice
          Enhanced) ...........................    $       1.20698  $       0.96798 $       1.24466 $       1.13250 $       1.04494
                                                   ---------------  --------------- --------------- --------------- ---------------
        Contract Owner Equity
          (Discovery Choice Enhanced) .........    $     2,870,183  $       164,873 $       205,828 $       241,572 $     1,224,498
                                                   ---------------  --------------- --------------- --------------- ---------------
        Contract Owner Units Outstanding
          (Strategic Partner Non-Exchange
          1 - rounded) ........................              N/A              N/A             N/A             N/A             N/A

        Unit Value (Strategic Partner Non-
          Exchange 1) .........................              N/A              N/A             N/A             N/A             N/A
                                                   ---------------  --------------- --------------- --------------- ---------------
        Contract Owner Equity (Strategic
          Partner Non-Exchange 1) .............              N/A              N/A             N/A             N/A             N/A
                                                   ---------------  --------------- --------------- --------------- ---------------
        Contract Owner Units Outstanding
          (Strategic Partner Non-Exchange
          2 - rounded) ........................              N/A              N/A             N/A             N/A             N/A
        Unit Value (Strategic Partner Non-
          Exchange 2) .........................              N/A              N/A             N/A             N/A             N/A
                                                   ---------------  --------------- --------------- --------------- ---------------
        Contract Owner Equity
          (Strategic Partner Non-Exchange 2)...              N/A              N/A             N/A             N/A             N/A
                                                   ---------------  --------------- --------------- --------------- ---------------
        Contract Owner Units Outstanding
          (Strategic Partner Non-Exchange
          3 - rounded) ........................              N/A              N/A             N/A             N/A             N/A
        Unit Value (Strategic Partner Non-
          Exchange 3) .........................              N/A              N/A             N/A             N/A             N/A
                                                   ---------------  --------------- --------------- --------------- ---------------
        Contract Owner Equity
          (Strategic Partner Non-Exchange 3)...              N/A              N/A             N/A             N/A             N/A
                                                   ---------------  --------------- --------------- --------------- ---------------
        TOTAL CONTRACT OWNER EQUITY ...........    $   382,135,426  $    58,611,169 $   109,067,281 $    44,478,210 $   105,031,218
                                                   ===============  =============== =============== =============== ===============




                                      A41

                                                                              SUBACCOUNTS (CONTINUED)
                                                  ---------------------------------------------------------------------------------
                                                                     PRUDENTIAL                                      SP ALLIANCE
                                                    PRUDENTIAL       DIVERSIFIED                       PREMIER        LARGE CAP
                                                       20/20        CONSERVATIVE     DAVIS VALUE       GROWTH          GROWTH
                                                  FOCUS PORTFOLIO  GROWTH PORTFOLIO    PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                  ---------------   --------------- --------------- --------------- ---------------

        Contract Owner Units
          Outstanding (Discovery Preferred -
          rounded) ............................             N/A               N/A             N/A             N/A             N/A

        Unit Value (Discovery Preferred) ......             N/A               N/A             N/A             N/A             N/A
                                                  ---------------   --------------- --------------- --------------- ---------------
        Contract Owner Equity (Discovery
          Preferred) ..........................             N/A               N/A             N/A             N/A             N/A
                                                  ---------------   --------------- --------------- --------------- ---------------
        Contract Owner Units Outstanding
          (Discovery Select - rounded) ........        77,865,791       177,871,105      38,693,721      21,872,680           N/A

        Unit Value (Discovery Select) .........   $       1.09942   $       1.07605 $       0.99182 $       0.79874           N/A
                                                  ---------------   --------------- --------------- --------------- ---------------
        Contract Owner Equity (Discovery
          Select) .............................   $    85,607,208   $   191,398,203 $    38,377,206 $    17,470,585           N/A
                                                  ---------------   --------------- --------------- --------------- ---------------
        Contract Owner Units Outstanding
          (Discovery Choice Basic - rounded)...           539,076           885,378         876,511         736,356           N/A

        Unit Value (Discovery Choice Basic)....   $       1.06732   $       1.08004 $       0.99213 $       0.79906           N/A
                                                  ---------------   --------------- --------------- --------------- ---------------
        Contract Owner Equity (Discovery
          Choice Basic) .......................   $       575,367   $       956,243 $       869,613 $       588,393           N/A
                                                  ---------------   --------------- --------------- --------------- ---------------
        Contract Owner Units Outstanding
          (Discovery Choice Enhanced -
          rounded) ............................         1,397,028           699,036       1,558,558       1,031,130           N/A

        Unit Value (Discovery Choice
          Enhanced) ...........................   $       1.06356   $       1.07631 $       0.99026 $       0.79742           N/A
                                                  ---------------   --------------- --------------- --------------- ---------------
        Contract Owner Equity
          (Discovery Choice Enhanced) .........   $     1,485,823   $       752,379 $     1,543,378 $       822,243           N/A
                                                  ---------------   --------------- --------------- --------------- ---------------
        Contract Owner Units Outstanding
          (Strategic Partner Non-Exchange
          1 - rounded) ........................             N/A               N/A             N/A             N/A         1,254,905

        Unit Value (Strategic Partner Non-
          Exchange 1) .........................             N/A               N/A             N/A             N/A   $       0.85233
                                                  ---------------   --------------- --------------- --------------- ---------------
        Contract Owner Equity (Strategic
          Partner Non-Exchange 1) .............             N/A               N/A             N/A             N/A   $     1,069,592
                                                  ---------------   --------------- --------------- --------------- ---------------
        Contract Owner Units Outstanding
          (Strategic Partner Non-Exchange
          2 - rounded) ........................             N/A               N/A             N/A             N/A         1,755,772

        Unit Value (Strategic Partner Non-
          Exchange 2) .........................             N/A               N/A             N/A             N/A   $       0.85187
                                                  ---------------   --------------- --------------- --------------- ---------------
        Contract Owner Equity (Strategic
          Partner Non-Exchange 2) .............             N/A               N/A             N/A             N/A   $     1,495,690
                                                  ---------------   --------------- --------------- --------------- ---------------
        Contract Owner Units Outstanding
          (Strategic Partner Non-Exchange
          3 - rounded) ........................             N/A               N/A             N/A             N/A         1,592,163

        Unit Value (Strategic Partner Non-
          Exchange 3) .........................             N/A               N/A             N/A             N/A   $       0.85163
                                                  ---------------   --------------- --------------- --------------- ---------------
        Contract Owner Equity
          (Strategic Partner Non-
          Exchange 3) .........................             N/A               N/A             N/A             N/A   $     1,355,934
                                                  ---------------   --------------- --------------- --------------- ---------------
        TOTAL CONTRACT OWNER EQUITY ...........   $    87,668,398   $   193,106,825 $    40,790,197 $    18,881,221 $     3,921,216
                                                  ===============   =============== =============== =============== ===============




                                      A42


                                                                               SUBACCOUNTS (CONTINUED)
                                                  ---------------------------------------------------------------------------------
                                                                                      SP INVESCO       SP PIMCO        SP PIMCO
                                                     SP DAVIS      SP SMALL/MID          SMALL           TOTAL           HIGH
                                                       VALUE         CAP VALUE          COMPANY          RETURN          YIELD
                                                     PORTFOLIO       PORTFOLIO     GROWTH PORTFOLIO    PORTFOLIO       PORTFOLIO
                                                  --------------- ---------------  ---------------- --------------- ---------------
        Contract Owner Units
          Outstanding (Discovery Preferred -
          rounded) ............................             N/A             N/A               N/A             N/A             N/A

        Unit Value (Discovery Preferred) ......             N/A             N/A               N/A             N/A             N/A
                                                  --------------- ---------------   --------------- --------------- ---------------
        Contract Owner Units Outstanding
          (Discovery Preferred - rounded) .....             N/A             N/A               N/A             N/A             N/A
                                                  --------------- ---------------   --------------- --------------- ---------------
        Unit Value (Discovery Preferred) ......             N/A             N/A               N/A             N/A             N/A

        Contract Owner Equity (Discovery
          Preferred) ..........................             N/A             N/A               N/A             N/A             N/A
                                                  --------------- ---------------   --------------- --------------- ---------------
        Contract Owner Units Outstanding
          (Discovery Select - rounded) ........             N/A             N/A               N/A             N/A             N/A
                                                  --------------- ---------------   --------------- --------------- ---------------
        Unit Value (Discovery Select) .........             N/A             N/A               N/A             N/A             N/A

        Contract Owner Equity (Discovery
          Select) .............................             N/A             N/A               N/A             N/A             N/A
                                                  --------------- ---------------   --------------- --------------- ---------------
        Contract Owner Units Outstanding
          (Discovery Choice Basic - rounded)...             N/A             N/A               N/A             N/A             N/A
                                                  --------------- ---------------   --------------- --------------- ---------------
        Unit Value (Discovery Choice Basic)....             N/A             N/A               N/A             N/A             N/A

        Contract Owner Equity (Discovery
          Choice Basic) .......................             N/A             N/A               N/A             N/A             N/A
                                                  --------------- ---------------   --------------- --------------- ---------------
        Contract Owner Units Outstanding
          (Discovery Choice Enhanced -
          rounded) ............................             N/A             N/A               N/A             N/A             N/A
                                                  --------------- ---------------   --------------- --------------- ---------------
        Unit Value (Discovery Choice
          Enhanced) ...........................             N/A             N/A               N/A             N/A             N/A

        Contract Owner Equity
          (Discovery Choice Enhanced) .........             N/A             N/A               N/A             N/A             N/A
                                                  --------------- ---------------   --------------- --------------- ---------------
        Contract Owner Units Outstanding
          (Strategic Partner Non-Exchange
          1 - rounded) ........................         3,263,900       1,013,389           441,462       1,448,492         722,150

        Unit Value (Strategic Partner Non-
          Exchange 1) .........................   $       1.01293 $       1.10899   $       0.83474 $       1.04774 $       1.01546
                                                  --------------- ---------------   --------------- --------------- ---------------
        Contract Owner Equity (Strategic
          Partner Non-Exchange 1) .............   $     3,306,101 $     1,123,839   $       368,505 $     1,517,643 $       733,314
                                                  --------------- ---------------   --------------- --------------- ---------------
        Contract Owner Units Outstanding
          (Strategic Partner Non-Exchange
          2 - rounded) ........................         1,945,466         347,741           299,778       1,000,276         357,097

        Unit Value (Strategic Partner Non-
          Exchange 2) .........................   $       1.01245 $       1.10842   $       0.83429 $       1.04720 $       1.01497
                                                  --------------- ---------------   --------------- --------------- ---------------
        Contract Owner Equity
          (Strategic Partner Non-
          Exchange 2) .........................   $     1,969,687 $       385,443   $       250,102 $     1,047,489 $       362,443
                                                  --------------- ---------------   --------------- --------------- ---------------
        Contract Owner Units Outstanding
          (Strategic Partner Non-Exchange
          3 - rounded) ........................         3,194,985         866,330           782,539         793,489         444,968

        Unit Value (Strategic Partner Non-
          Exchange 3) .........................   $       1.01213 $       1.10805   $       0.83404 $       1.04684 $       1.01459
                                                  --------------- ---------------   --------------- --------------- ---------------
        Contract Owner Equity (Strategic
          Partner Non-Exchange 3) .............   $     3,233,741 $       959,937   $       652,669 $       830,656 $       451,460
                                                  --------------- ---------------   --------------- --------------- ---------------
        TOTAL CONTRACT OWNER EQUITY ...........   $     8,509,529 $     2,469,219   $     1,271,276 $     3,395,788 $     1,547,217
                                                  =============== ===============   =============== =============== ===============




                                      A43


                                                                                SUBACCOUNTS (CONTINUED)
                                                  ---------------------------------------------------------------------------------
                                                    JANUS ASPEN                        SP AIM          SP MFS        SP STRATEGIC
                                                   SERIES GROWTH      SP LARGE       GROWTH AND        CAPITAL         PARTNERS
                                                      SERVICE         CAP VALUE        INCOME       OPPORTUNITIES   FOCUSED GROWTH
                                                     PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Units Outstanding
          (Discovery Preferred - rounded) .....             N/A              N/A             N/A             N/A              N/A

        Unit Value (Discovery Preferred) ......             N/A              N/A             N/A             N/A              N/A
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Equity (Discovery
          Preferred) ..........................             N/A              N/A             N/A             N/A              N/A
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Units Outstanding
          (Discovery Select - rounded) ........             N/A              N/A             N/A             N/A              N/A

        Unit Value (Discovery Select) .........             N/A              N/A             N/A             N/A              N/A
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Equity (Discovery
          Select) .............................             N/A              N/A             N/A             N/A              N/A
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Units Outstanding
          (Discovery Choice Basic - rounded)...             N/A              N/A             N/A             N/A              N/A

        Unit Value (Discovery Choice Basic)....             N/A              N/A             N/A             N/A              N/A
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Equity (Discovery
          Choice Basic) .......................             N/A              N/A             N/A             N/A              N/A
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Units Outstanding
          (Discovery Choice Enhanced -
          rounded) ............................             N/A              N/A             N/A             N/A              N/A

        Unit Value (Discovery Choice
          Enhanced) ...........................             N/A              N/A             N/A             N/A              N/A
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Equity (Discovery
          Choice Enhanced) ....................             N/A              N/A             N/A             N/A              N/A
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Units Outstanding
          (Strategic Partner Non-Exchange
          1 - rounded) ........................         1,473,096          557,079         907,104         810,786          693,204

        Unit Value (Strategic Partner Non-
          Exchange 1) .........................   $       0.83038  $       1.04410 $       0.83933 $       0.91251  $       0.79227
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Equity
          (Strategic Partner Non-
          Exchange 1) .........................   $     1,223,229  $       581,646 $       761,360 $       739,850  $       549,205
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Units Outstanding
          (Strategic Partner Non-Exchange
          2 - rounded) ........................         1,012,346          340,670         383,123         652,725          681,560

        Unit Value (Strategic Partner
          Non-Exchange 2) .....................   $       0.82995  $       1.04359 $       0.83887 $       0.91203  $       0.79184
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Equity (Strategic
          Partner Non-Exchange 2) .............   $       840,197  $       355,520 $       321,390 $       595,305  $       539,686
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Units Outstanding
          (Strategic Partner Non-Exchange
          3 - rounded) ........................         1,295,174          305,406       1,337,786         690,992          997,234

        Unit Value (Strategic Partner Non-
          Exchange 3) .........................   $       0.82976  $       1.04325 $       0.83861 $       0.91177  $       0.79161
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Equity
          (Strategic Partner Non-
          Exchange 3) .........................   $     1,074,684  $       318,615 $     1,121,881 $       630,025  $       789,420
                                                  ---------------  --------------- --------------- ---------------  ---------------
        TOTAL CONTRACT OWNER EQUITY ...........   $     3,138,110  $     1,255,781 $     2,204,631 $     1,965,180  $     1,878,311
                                                  ===============  =============== =============== ===============  ===============




                                      A44


                                                                              SUBACCOUNTS (CONTINUED)
                                                  ---------------------------------------------------------------------------------
                                                      SP MFS        SP PRUDENTIAL      SP AIM                       SP CONSERVATIVE
                                                      MID CAP       U.S. EMERGING    AGGRESSIVE      SP ALLIANCE          ASSET
                                                       GROWTH          GROWTH          GROWTH        TECHNOLOGY        ALLOCATION
                                                     PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Units Outstanding
          (Discovery Preferred - rounded) .....             N/A              N/A             N/A             N/A              N/A

        Unit Value (Discovery Preferred) ......             N/A              N/A             N/A             N/A              N/A
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Equity (Discovery
          Preferred) ..........................             N/A              N/A             N/A             N/A              N/A
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Units Outstanding
          (Discovery Select - rounded) ........             N/A              N/A             N/A             N/A              N/A

        Unit Value (Discovery Select) .........             N/A              N/A             N/A             N/A              N/A
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Equity (Discovery
          Select) .............................             N/A              N/A             N/A             N/A              N/A
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Units Outstanding
          (Discovery Choice Basic - rounded)...             N/A              N/A             N/A             N/A              N/A

        Unit Value (Discovery Choice Basic)....             N/A              N/A             N/A             N/A              N/A
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Equity (Discovery
          Choice Basic) .......................             N/A              N/A             N/A             N/A              N/A
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Units Outstanding
          (Discovery Choice Enhanced -
          rounded) ............................             N/A              N/A             N/A             N/A              N/A

        Unit Value (Discovery Choice
          Enhanced) ...........................             N/A              N/A             N/A             N/A              N/A
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Equity (Discovery
          Choice Enhanced) ....................             N/A              N/A             N/A             N/A              N/A
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Units Outstanding
          (Strategic Partner Non-Exchange
          1 - rounded) ........................         1,181,291        1,515,243         599,327       1,305,959          831,559

        Unit Value (Strategic Partner Non-
          Exchange 1) .........................   $       0.97366  $       0.83561 $       0.85666 $       0.75990  $       1.00456
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Equity (Strategic
          Partner Non-Exchange 1) .............   $     1,150,176  $     1,266,153 $       513,420 $       992,398  $       835,351
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Units Outstanding
          (Strategic Partner Non-Exchange
          2 - rounded) ........................           898,357          751,146         534,817       1,867,790          665,041

        Unit Value (Strategic Partner Non-
          Exchange 2) .........................   $       0.97308  $       0.83520 $       0.85619 $       0.75950  $       1.00406
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Equity (Strategic
          Partner Non-Exchange 2) .............   $       874,173  $       627,357 $       457,905 $     1,418,587  $       667,741
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Units Outstanding
          (Strategic Partner Non-Exchange
          3 - rounded) ........................         1,175,567        1,729,790         898,874       2,337,710          288,927

        Unit Value (Strategic Partner Non-
          Exchange 3) .........................   $       0.97285  $       0.83496 $       0.85596 $       0.75927  $       1.00374
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Equity (Strategic
          Partner Non-Exchange 3) .............   $     1,143,651  $     1,444,305 $       769,400 $     1,774,953  $       290,008
                                                  ---------------  --------------- --------------- ---------------  ---------------
        TOTAL CONTRACT OWNER EQUITY ...........   $     3,168,000  $     3,337,815 $     1,740,725 $     4,185,938  $     1,793,100
                                                  ===============  =============== =============== ===============  ===============






                                      A45


                                                                              SUBACCOUNTS (CONTINUED)
                                                  ---------------------------------------------------------------------------------
                                                    SP BALANCED       SP GROWTH     SP AGGRESSIVE    SP JENNISON      SP DEUTSCHE
                                                       ASSET            ASSET       GROWTH ASSET    INTERNATIONAL    INTERNATIONAL
                                                    ALLOCATION       ALLOCATION      ALLOCATION        GROWTH           EQUITY
                                                     PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Units Outstanding
          (Discovery Preferred - rounded) .....             N/A              N/A             N/A             N/A              N/A

        Unit Value (Discovery Preferred) ......             N/A              N/A             N/A             N/A              N/A
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Equity (Discovery
          Preferred) ..........................             N/A              N/A             N/A             N/A              N/A
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Units Outstanding
          (Discovery Select - rounded) ........             N/A              N/A             N/A             N/A              N/A

        Unit Value (Discovery Select) .........             N/A              N/A             N/A             N/A              N/A
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Equity (Discovery
          Select) .............................             N/A              N/A             N/A             N/A              N/A
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Units Outstanding
          (Discovery Choice Basic - rounded)...             N/A              N/A             N/A             N/A              N/A

        Unit Value (Discovery Choice Basic)....             N/A              N/A             N/A             N/A              N/A
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Equity (Discovery
          Choice Basic) .......................             N/A              N/A             N/A             N/A              N/A
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Units Outstanding
          (Discovery Choice Enhanced -
          rounded) ............................             N/A              N/A             N/A             N/A              N/A

        Unit Value (Discovery Choice
          Enhanced) ...........................             N/A              N/A             N/A             N/A              N/A
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Equity
          (Discovery Choice Enhanced) .........             N/A              N/A             N/A             N/A              N/A
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Units Outstanding
          (Strategic Partner Non-Exchange
          1 - rounded) ........................         1,201,198        1,422,198         612,611         943,082          727,420

        Unit Value (Strategic Partner Non-
          Exchange 1) .........................   $       0.98004  $       0.95179 $       0.92990 $       0.84672  $       0.94430
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Equity (Strategic
          Partner Non-Exchange 1) .............   $     1,177,222  $     1,353,634 $       569,667 $       798,526  $       686,903
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Units Outstanding
          (Strategic Partner Non-Exchange
          2 - rounded) ........................           634,300        1,285,587         422,355         696,580          771,475

        Unit Value (Strategic Partner Non-
          Exchange 2) .........................   $       0.97950  $       0.95128 $       0.92940 $       0.84626  $       0.94384
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Equity (Strategic
          Partner Non-Exchange 2) .............   $       621,297  $     1,222,953 $       392,537 $       589,488  $       728,149
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Units Outstanding
          (Strategic Partner Non-Exchange
          3 - rounded) ........................         1,836,214        1,300,041       1,073,826       1,178,408          752,798

        Unit Value (Strategic Partner Non-
          Exchange 3) .........................   $       0.97922  $       0.95105 $       0.92916 $       0.84597  $       0.94350
                                                  ---------------  --------------- --------------- ---------------  ---------------
        Contract Owner Equity (Strategic
          Partner Non-Exchange 3) .............   $     1,798,057  $     1,236,404 $       997,756 $       996,898  $       710,265
                                                  ---------------  --------------- --------------- ---------------  ---------------
        TOTAL CONTRACT OWNER EQUITY ...........   $     3,596,576  $     3,812,991 $     1,959,960 $     2,384,912  $     2,125,317
                                                  ===============  =============== =============== ===============  ===============





                                      A46

NOTE 5:  CHARGES AND EXPENSES

            A.  Mortality Risk and Expense Risk Charges

                 The mortality risk and expense risk charges, at an effective annual rate of 1.25%, 1.25%, 1.35%, 1.65%, 1.40%, 1.60% and
                 1.70%, are applied daily against the net assets representing equity of Discovery Preferred, Discovery Select, Discovery Choice Basic, Discovery Choice Enhanced, Strategic Partners GMDB, Strategic Partners GMDB-1 and Strategic Partner GMDB-2 contract owners, respectively, held in each subaccount. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the contracts may exceed related charges by Pruco Life.

            B.  Administration Charges

                 The administration charges, at an effective annual rate of .15%, are applied daily against the net assets representing equity of Discovery Preferred and Discovery Select contract owners held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners.

            C.  Withdrawal Charge

                 A withdrawal charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life for paying all of the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn.

NOTE 6:  TAXES

            Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

NOTE 7:  UNIT ACTIVITY

            Transactions in units (including transfers among subaccounts) for the years ended December 31, 2000 and 1999 were as follows:


                                                                                  SUBACCOUNTS
                                          --------------------------------------------------------------------------------------
                                                   PRUDENTIAL                      PRUDENTIAL                  PRUDENTIAL
                                                  MONEY MARKET                  DIVERSIFIED BOND             HIGH YIELD BOND
                                                   PORTFOLIO                       PORTFOLIO                   PORTFOLIO
                                          --------------------------    ----------------------------    ------------------------
                                               2000         1999             2000            1999            2000        1999
                                          ------------  ------------    ------------    ------------    -----------  -----------
            Contract Owner Contributions:  517,020,713   456,935,811      96,373,288     291,375,622     65,855,916  133,657,032
            Contract Owner Redemptions:   (579,941,348) (319,757,994)   (121,403,531)   (111,214,388)   (84,950,670) (78,517,650)
                                          ============  ============    ============    ============    ===========  ===========


                                                                              SUBACCOUNTS (CONTINUED)
                                          --------------------------------------------------------------------------------------
                                                  PRUDENTIAL                  OCC ACCUMULATION                PRUDENTIAL
                                             CONSERVATIVE BALANCED              TRUST MANAGED                 STOCK INDEX
                                                   PORTFOLIO                      PORTFOLIO                    PORTFOLIO
                                          --------------------------    ----------------------------    ------------------------
                                               2000         1999             2000            1999            2000        1999
                                          ------------  ------------    ------------    ------------    -----------  -----------
            Contract Owner Contributions:    2,027,344     5,140,472      26,082,357      97,333,166    109,879,093  217,901,612
            Contract Owner Redemptions:    (17,414,144)  (14,347,237)    (92,299,796)    (78,496,794)   (82,987,360) (63,462,137)


                                                                              SUBACCOUNTS (CONTINUED)
                                          --------------------------------------------------------------------------------------
                                                  PRUDENTIAL                      AIM V.I.                   T. ROWE PRICE
                                                     VALUE                     GROWTH & INCOME               EQUITY INCOME
                                                   PORTFOLIO                        FUND                       PORTFOLIO
                                          --------------------------    ----------------------------    ------------------------
                                               2000         1999             2000            1999            2000        1999
                                          ------------  ------------    ------------    ------------    -----------  -----------
            Contract Owner Contributions:   42,232,943    93,026,349      31,274,527      46,491,648     24,742,560   43,773,751
            Contract Owner Redemptions:    (78,285,668)  (74,114,631)    (16,490,645)    (12,380,878)   (35,859,499) (24,719,079)


                                                                              SUBACCOUNTS (CONTINUED)
                                          --------------------------------------------------------------------------------------
                                                  PRUDENTIAL                      PRUDENTIAL                   PRUDENTIAL
                                                    EQUITY                         JENNISON                 FLEXIBLE MANAGED
                                                  PORTFOLIO                       PORTFOLIO                    PRUDENTIAL
                                          --------------------------    ----------------------------    ------------------------
                                               2000         1999             2000            1999            2000        1999
                                          ------------  ------------    ------------    ------------    -----------  -----------
            Contract Owner Contributions:   73,667,493   150,750,917     191,012,256     254,836,824      1,285,302    2,136,574
            Contract Owner Redemptions:    (99,095,327)  (75,237,504)    (81,150,852)    (69,429,979)   (10,970,269)  (9,300,119)




                                      A47


                                                                              SUBACCOUNTS (CONTINUED)
                                          --------------------------------------------------------------------------------------
                                                   AIM V.I.                      JANUS ASPEN
                                                     VALUE                         GROWTH                        MFS
                                                     FUND                         PORTFOLIO                RESEARCH SERIES
                                          --------------------------    ----------------------------    ------------------------
                                               2000         1999             2000            1999            2000        1999
                                          ------------  ------------    ------------    ------------    -----------  -----------
            Contract Owner Contributions:   85,040,645   109,052,648      95,255,733     107,500,782     13,942,476   18,280,673
            Contract Owner Redemptions:    (27,882,345)  (19,289,303)    (31,976,816)    (20,319,212)   (10,424,858)  (9,946,023)


                                                                              SUBACCOUNTS (CONTINUED)
                                          --------------------------------------------------------------------------------------
                                                     MFS                   OCC ACCUMULATION TRUST        GLOBAL POST-VENTURE
                                               EMERGING GROWTH                    SMALL CAP                     CAPITAL
                                                   SERIES                         PORTFOLIO                   PORTFOLIO
                                          --------------------------    ----------------------------    ------------------------
                                               2000         1999             2000            1999            2000        1999
                                          ------------  ------------    ------------    ------------    -----------  -----------
            Contract Owner Contributions:   84,017,529    70,528,991      18,568,144      22,091,651     20,100,948    8,119,699
            Contract Owner Redemptions:    (45,017,618)  (25,076,467)    (18,449,622)    (19,841,734)    (7,174,748)  (4,128,642)


                                                                              SUBACCOUNTS (CONTINUED)
                                          --------------------------------------------------------------------------------------
                                                   PRUDENTIAL                      PRUDENTIAL             JANUS ASPEN SERIES
                                                     GLOBAL                     NATURAL RESOURCES         INTERNATIONAL GROWTH
                                                   PORTFOLIO                       PORTFOLIO                  PORTFOLIO
                                          --------------------------    ----------------------------    ------------------------
                                               2000         1999             2000            1999            2000        1999
                                          ------------  ------------    ------------    ------------    -----------  -----------
            Contract Owner Contributions:   37,143,001    38,863,649       1,441,134      733,657.93    142,147,493   58,594,897
            Contract Owner Redemptions:    (15,286,095)  (10,766,101)       (982,344)  (2,002,436.23)   (94,344,245) (20,034,764)


                                                                              SUBACCOUNTS (CONTINUED)
                                          --------------------------------------------------------------------------------------
                                                  T. ROWE PRICE                    PRUDENTIAL               AMERICAN CENTURY
                                              INTERNATIONAL STOCK            SMALL CAPITALIZATION              VP VALUE
                                                    PORTFOLIO                    STOCK PORTFOLIO                  FUND
                                          --------------------------    ----------------------------    ------------------------
                                               2000         1999             2000            1999            2000        1999
                                          ------------  ------------    ------------    ------------    -----------  -----------
            Contract Owner Contributions:   65,740,338    14,025,682      25,914,520      35,801,924     15,615,178   25,178,300
            Contract Owner Redemptions:    (57,425,542)   (6,555,084)    (10,686,283)     (9,019,886)    (7,817,467)  (2,712,585)


                                                                              SUBACCOUNTS (CONTINUED)
                                          --------------------------------------------------------------------------------------
                                                                                PRUDENTIAL                   PRUDENTIAL
                                                   FRANKLIN                        20/20              DIVERSIFIED CONSERVATIVE
                                                SMALL CAP FUND                 FOCUS PORTFOLIO**          GROWTH PORTFOLIO**
                                          --------------------------    ----------------------------   -------------------------
                                               2000         1999             2000            1999            2000        1999
                                          ------------  ------------    ------------    ------------   ------------  -----------
            Contract Owner Contributions:   75,290,652    20,865,250      43,363,774      55,311,847    101,893,545  109,391,417
            Contract Owner Redemptions:    (36,027,246)   (2,308,089)    (14,276,466)     (4,597,260)   (24,747,395)  (7,082,049)


                                                                              SUBACCOUNTS (CONTINUED)
                                          --------------------------------------------------------------------------------------
                                                                                                             SP ALLIANCE
                                                 DAVIS VALUE                   PREMIER GROWTH             LARGE CAP GROWTH
                                                 PORTFOLIO***                    PORTFOLIO***                PORTFOLIO****
                                          --------------------------    ----------------------------   -------------------------
                                                     2000                          2000                          2000
                                          --------------------------    ----------------------------   -------------------------
            Contract Owner Contributions:         42,894,843                    25,603,966                     4,604,259
            Contract Owner Redemptions:           (1,766,053)                   (1,963,800)                       (1,419)


                                                                              SUBACCOUNTS (CONTINUED)
                                          --------------------------------------------------------------------------------------
                                                                                                              SP INVESCO
                                                 SP DAVIS VALUE               SP SMALL/MID CAP           SMALL COMPANY GROWTH
                                                  PORTFOLIO****                VALUE PORTFOLIO****             PORTFOLIO****
                                          --------------------------    ----------------------------    ------------------------
                                                     2000                          2000                          2000
                                          --------------------------    ----------------------------    ------------------------
            Contract Owner Contributions:          8,422,345                     2,231,647                     1,523,847
            Contract Owner Redemptions:              (17,944)                       (4,187)                          (68)


                                                                              SUBACCOUNTS (CONTINUED)
                                          --------------------------------------------------------------------------------------
                                                                                                             JANUS ASPEN
                                             SP PIMCO TOTAL RETURN            SP PIMCO HIGH YIELD           GROWTH SERVICE
                                                  PORTFOLIO****                   PORTFOLIO****           SHARES PORTFOLIO****
                                          --------------------------    ----------------------------   -------------------------
                                                     2000                          2000                          2000
                                          --------------------------    ----------------------------   -------------------------
            Contract Owner Contributions:          3,247,266                     1,526,821                     3,785,964
            Contract Owner Redemptions:               (5,008)                       (2,606)                       (5,349)



                                      A48

                                                                              SUBACCOUNTS (CONTINUED)
                                          --------------------------------------------------------------------------------------
                                                                                    SP AIM                      SP MFS
                                                  SP LARGE CAP                  GROWTH AND INCOME        CAPITAL OPPORTUNITIES
                                               VALUE PORTFOLIO****                PORTFOLIO****               PORTFOLIO****
                                          --------------------------    ----------------------------   -------------------------
                                                      2000                          2000                          2000
                                          --------------------------    ----------------------------   -------------------------
            Contract Owner Contributions:           1,225,560                     2,680,888                    2,156,221
            Contract Owner Redemptions:               (22,405)                      (52,875)                      (1,718)


                                                                              SUBACCOUNTS (CONTINUED)
                                          --------------------------------------------------------------------------------------
                                                   SP STRATEGIC                    SP MFS                  SP PRUDENTIAL U.S.
                                                 PARTNERS FOCUSED              MID CAP GROWTH               EMERGING GROWTH
                                               GROWTH PORTFOLIO****              PORTFOLIO****                PORTFOLIO****
                                          --------------------------    ----------------------------   -------------------------
                                                      2000                          2000                          2000
                                          --------------------------    ----------------------------   -------------------------
            Contract Owner Contributions:           2,372,402                     3,255,777                    4,006,180
            Contract Owner Redemptions:                  (404)                         (561)                     (10,001)


                                                                              SUBACCOUNTS (CONTINUED)
                                          --------------------------------------------------------------------------------------
                                                     SP AIM                      SP ALLIANCE                SP CONSERVATIVE
                                                AGGRESSIVE GROWTH                 TECHNOLOGY                ASSET ALLOCATION
                                                  PORTFOLIO****                  PORTFOLIO****                PORTFOLIO****
                                          --------------------------    ----------------------------   -------------------------
                                                      2000                          2000                          2000
                                          --------------------------    ----------------------------   -------------------------
            Contract Owner Contributions:           2,037,442                     5,513,243                    1,786,996
            Contract Owner Redemptions:                (4,424)                       (1,784)                      (1,469)


                                                                              SUBACCOUNTS (CONTINUED)
                                          --------------------------------------------------------------------------------------
                                                  SP BALANCED                    SP GROWTH               SP AGGRESSIVE GROWTH
                                                ASSET ALLOCATION               ASSET ALLOCATION             ASSET ALLOCATION
                                                  PORTFOLIO****                  PORTFOLIO****                PORTFOLIO****
                                          --------------------------    ----------------------------   -------------------------
                                                      2000                          2000                          2000
                                          --------------------------    ----------------------------   -------------------------
            Contract Owner Contributions:           3,695,205                     4,008,050                    2,111,133
            Contract Owner Redemptions:               (23,493)                         (224)                      (2,341)


                                                             SUBACCOUNTS (CONTINUED)
                                          ----------------------------------------------------------
                                                   SP JENNISON                  SP DEUTSCHE
                                              INTERNATIONAL GROWTH          INTERNATIONAL EQUITY
                                                  PORTFOLIO****                  PORTFOLIO****
                                          --------------------------    ----------------------------
                                                      2000                          2000
                                          --------------------------    ----------------------------
            Contract Owner Contributions:          2,822,677                     2,264,283
            Contract Owner Redemptions:               (4,607)                      (12,590)



       ** Became available on May 3, 1999
      *** Became available on May 1, 2000
     **** Became available on September 22, 2000




                                      A49

NOTE 8:  PURCHASES AND SALES OF INVESTMENTS

            The aggregate costs of purchases and proceeds from sales of investments in the Series Fund and the non-Prudential administered funds for the year ended December 31, 2000 were as follows:


                                                                                 SUBACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                                                                                     PRUDENTIAL             OCC
                                            PRUDENTIAL         PRUDENTIAL         PRUDENTIAL        CONSERVATIVE       ACCUMULATION
                                           MONEY MARKET     DIVERSIFIED BOND    HIGH YIELD BOND       BALANCED         TRUST MANAGED
                                             PORTFOLIO         PORTFOLIO           PORTFOLIO         PORTFOLIO           PORTFOLIO
                                          ---------------   ----------------    ---------------   --------------      -------------
              Purchases ................  $ 279,863,707      $  15,321,033       $  11,290,759     $     389,462      $     597,257
              Sales ....................  $(362,129,045)     $ (53,668,971)      $ (39,647,758)    $ (24,904,371)     $ (95,832,835)


                                                                           SUBACCOUNTS (CONTINUED)
                                          -----------------------------------------------------------------------------------------
                                            PRUDENTIAL         PRUDENTIAL           AIM V.I.       T. ROWE PRICE        PRUDENTIAL
                                            STOCK INDEX          VALUE          GROWTH & INCOME    EQUITY INCOME          EQUITY
                                            PORTFOLIO          PORTFOLIO           PORTFOLIO         PORTFOLIO          PORTFOLIO
                                          ---------------    -------------      ---------------   --------------      --------------
              Purchases ................  $  79,052,862      $   3,715,328       $  33,338,934     $   7,138,434      $  16,672,065
              Sales ....................  $ (40,870,794)     $ (74,536,262)      $  (6,321,882)    $ (25,877,462)     $ (72,556,021)


                                                                           SUBACCOUNTS (CONTINUED)
                                          -----------------------------------------------------------------------------------------
                                            PRUDENTIAL         PRUDENTIAL           AIM V.I.     JANUS ASPEN SERIES        MFS
                                             JENNISON        FLEXIBLE MANAGED         VALUE            GROWTH            RESEARCH
                                            PORTFOLIO          PORTFOLIO              FUND           PORTFOLIO            SERIES
                                          ---------------   ----------------     -------------   ------------------   -------------
              Purchases ................  $ 288,721,338      $     235,264       $ 115,929,456     $ 145,765,289      $  10,375,611
              Sales ....................  $ (17,871,193)     $ (16,126,969)      $  (4,163,285)    $  (9,594,228)     $  (5,711,359)


                                                                           SUBACCOUNTS (CONTINUED)
                                          -----------------------------------------------------------------------------------------
                                               MFS                OCC               GLOBAL                              PRUDENTIAL
                                            EMERGING       ACCUMULATION TRUST    POST-VENTURE        PRUDENTIAL           NATURAL
                                             GROWTH             SMALL CAP           CAPITAL            GLOBAL            RESOURCES
                                             SERIES             PORTFOLIO          PORTFOLIO         PORTFOLIO           PORTFOLIO
                                          ---------------  ------------------    -------------     -------------      -------------
              Purchases ................  $ 115,627,464      $   8,661,502       $  26,171,684     $  50,359,577      $   1,785,764
              Sales ....................  $ (19,496,023)     $  (8,833,857)      $  (2,345,929)    $  (5,492,949)     $  (1,210,378)


                                                                           SUBACCOUNTS (CONTINUED)
                                          -----------------------------------------------------------------------------------------
                                            JANUS ASPEN      T. ROWE PRICE        PRUDENTIAL
                                           INTERNATIONAL     INTERNATIONAL           SMALL           AMERICAN            FRANKLIN
                                              GROWTH             STOCK           CAPITALIZATION       CENTURY            SMALL CAP
                                             PORTFOLIO         PORTFOLIO        STOCK PORTFOLIO    VP VALUE FUND           FUND
                                          ---------------   ----------------    ---------------   -------------       -------------
              Purchases ................  $ 213,246,563      $  74,651,944       $  25,390,004     $  11,584,775      $ 124,975,546
              Sales ....................  $ (94,200,868)     $ (63,786,450)      $  (4,489,503)    $  (3,493,947)     $ (42,307,033)



                                                                           SUBACCOUNTS (CONTINUED)
                                          -----------------------------------------------------------------------------------------
                                                               PRUDENTIAL                                              SP ALLIANCE
                                            PRUDENTIAL         DIVERSIFIED                                                LARGE
                                               20/20          CONSERVATIVE         DAVIS VALUE         PREMIER          CAP GROWTH
                                          FOCUS PORTFOLIO   GROWTH PORTFOLIO        PORTFOLIO     GROWTH PORTFOLIO      PORTFOLIO
                                          ---------------   ----------------      -------------   ----------------    -------------
              Purchases ................  $  35,946,087      $  82,421,141       $  40,330,742     $  22,741,415      $   4,215,397
              Sales ....................  $  (4,085,332)     $  (2,675,845)      $     (70,772)    $    (225,743)     $    (106,165)



                                                                           SUBACCOUNTS (CONTINUED)
                                          -----------------------------------------------------------------------------------------
                                                                                  SP INVESCO
                                                              SP SMALL/MID       SMALL COMPANY        SP PIMCO           SP PIMCO
                                          SP DAVIS VALUE       CAP VALUE            GROWTH          TOTAL RETURN        HIGH YIELD
                                             PORTFOLIO         PORTFOLIO           PORTFOLIO         PORTFOLIO          PORTFOLIO
                                          ---------------    -------------       -------------     -------------      -------------
              Purchases ................  $   8,341,329      $   2,363,357       $   1,355,650     $   3,492,398      $   1,591,359
              Sales ....................  $    (121,993)     $     (71,487)      $     (32,677)    $    (177,384)     $     (71,863)




                                      A50


                                                                           SUBACCOUNTS (CONTINUED)
                                          -----------------------------------------------------------------------------------------
                                                                                                                       SP STRATEGIC
                                           JANUS ASPEN                              SP AIM           SP MFS              PARTNERS
                                              GROWTH           SP LARGE            GROWTH AND         CAPITAL            FOCUSED
                                          SERVICE SHARES       CAP VALUE             INCOME        OPPORTUNITIES         GROWTH
                                            PORTFOLIO          PORTFOLIO           PORTFOLIO         PORTFOLIO          PORTFOLIO
                                          --------------     -------------       -------------     -------------      -------------
              Purchases ................   $   3,553,193     $   1,274,013       $   2,524,508     $   2,111,266      $   2,074,112
              Sales ....................   $    (109,972)    $     (66,846)      $    (213,617)    $    (113,990)     $     (19,345)

                                                                           SUBACCOUNTS (CONTINUED)
                                          -----------------------------------------------------------------------------------------
                                                                                                                            SP
                                                             SP PRUDENTIAL           SP AIM                            CONSERVATIVE
                                              SP MFS         U.S. EMERGING         AGGRESSIVE       SP ALLIANCE            ASSET
                                          MID CAP GROWTH        GROWTH               GROWTH         TECHNOLOGY          ALLOCATION
                                             PORTFOLIO         PORTFOLIO           PORTFOLIO        PORTFOLIO           PORTFOLIO
                                          --------------     -------------       -------------     -------------      -------------
              Purchases ................   $   3,416,236     $   3,623,558       $   1,881,405     $   4,728,068      $   1,760,720
              Sales ....................   $    (162,530)    $     (83,082)      $     (28,223)    $     (37,396)     $     (12,512)

                                                                           SUBACCOUNTS (CONTINUED)
                                          -----------------------------------------------------------------------------------------
                                                                                 SP AGGRESSIVE      SP JENNISON        SP DEUTSCHE
                                             SP BALANCED       SP GROWTH          GROWTH ASSET     INTERNATIONAL      INTERNATIONAL
                                          ASSET ALLOCATION  ASSET ALLOCATION      ALLOCATION          GROWTH             EQUITY
                                              PORTFOLIO        PORTFOLIO           PORTFOLIO         PORTFOLIO          PORTFOLIO
                                          ----------------  ----------------     -------------     -------------      -------------
              Purchases ................   $   3,718,640     $   4,569,701       $   2,013,979     $   2,571,474      $   2,148,340
              Sales ....................   $    (180,278)    $    (786,667)      $     (38,952)    $     (97,709)     $     (69,783)



                                      A51

                               REPORT OF INDEPENDENT ACCOUNTANTS


To the Contract Owners of the
Pruco Life Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net asset present fairly, in all material aspects, the financial position of the subaccounts (Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential High Yield Bond Portfolio, Prudential Conservative Balanced Portfolio, OCC Accumulation Trust Managed Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, AIM VI Growth and Income Fund, T. Rowe Price Equity Income Portfolio, Prudential Equity Portfolio, Prudential Jennison Portfolio, Prudential Flexible Managed Portfolio, AIM VI Value Fund, Janus Aspen Growth Portfolio, MFS Research Series, MFS Emerging Growth Series, OCC Accumulation Trust Small Cap Portfolio, Global Post-Venture Capital Portfolio, Prudential Global Portfolio, Prudential Natural Resources Portfolio, Janus Aspen International Growth Portfolio, T. Rowe Price International Stock Portfolio, Prudential Small Capitalization Stock Portfolio. American Century VP Value Fund, Franklin Small Cap Fund, Prudential 20/20 Focus Portfolio, Prudential Diversified Conservative Growth Portfolio, Davis Value Portfolio, Premier Growth Portfolio, SP Alliance Large Cap Growth Portfolio, SP Davis Value Portfolio, SP Small/Mid Cap Value Portfolio, SP lnvesco Small Company Growth Portfolio, SP Pimco Total Return Portfolio, SP Pimco High Yield Portfolio, Janus Aspen Growth Service Shares Portfolio, SP Large Cap Value Portfolio, SP AIM Growth and Income Portfolio, SP MFS Capital Opportunities Portfolio, SP Strategic Partners Focused Growth Portfolio, SP MFS Mid Cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP AIM Aggressive Growth Portfolio, SP Alliance Technology Portfolio, SP Conservative Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Growth Asset Allocation Portfolio, SP Aggressive Growth Asset Allocation Portfolio, SP Jennison International Growth Portfolio and SP Deutsche International Equity) of the Pruco Life Flexible Premium Variable Annuity Account at December 31, 2000, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2000 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 30, 2001




                                      A52

       CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Financial Position
December 31, 2000 and 1999 (In Thousands)
--------------------------------------------------------------------------------

                                                                                                     2000                1999
                                                                                                  -----------         -----------
ASSETS
Fixed maturities
     Available for sale, at fair value (amortized cost, 2000: $3,552,244;
       1999:$3,084,057)                                                                           $ 3,561,521         $ 2,998,362
     Held to maturity, at amortized cost (fair value, 2000: $320,634;
       1999: $377,822)                                                                                324,546             388,990
Equity securities - available for sale, at fair value (cost, 2000: $13,446;
       1999: $3,238)                                                                                   10,804               4,532
Mortgage loans on real estate                                                                           9,327              10,509
Policy loans                                                                                          855,374             792,352
Short-term investments                                                                                202,815              84,621
Other long-term investments                                                                            83,738              77,769
                                                                                                  -----------         -----------
               Total investments                                                                    5,048,125           4,357,135
Cash and cash equivalents                                                                             453,071             198,994
Deferred policy acquisition costs                                                                   1,132,653           1,062,785
Accrued investment income                                                                              82,297              68,917
Receivables from affiliates                                                                            51,586                  --
Other assets                                                                                           61,013              48,228
Separate Account assets                                                                            16,230,264          16,032,449
                                                                                                  -----------         -----------
TOTAL ASSETS                                                                                      $23,059,009         $21,768,508
                                                                                                  ===========         ===========
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                                                                   $ 3,646,668         $ 3,125,049
Future policy benefits and other policyholder liabilities                                             702,862             629,522
Cash collateral for loaned securities                                                                 185,849              87,336
Securities sold under agreements to repurchase                                                        104,098              21,151
Income taxes payable                                                                                  235,795             145,600
Payables to affiliates                                                                                     --                 487
Other liabilities                                                                                     120,891              57,095
Separate Account liabilities                                                                       16,230,264          16,032,449
                                                                                                  -----------         -----------
Total liabilities                                                                                  21,226,427          20,098,689
                                                                                                  -----------         -----------
Contingencies (See Footnote 12)
Stockholder's Equity
Common stock, $10 par value;
        1,000,000 shares, authorized;
        250,000 shares, issued and outstanding                                                          2,500               2,500
Paid-in-capital                                                                                       466,748             439,582
Retained earnings                                                                                   1,361,924           1,258,428

Accumulated other comprehensive income (loss):
    Net unrealized investment gains (losses)                                                            4,730             (28,364)
    Foreign currency translation adjustments                                                           (3,320)             (2,327)
                                                                                                  -----------         -----------
Accumulated other comprehensive income (loss)                                                           1,410             (30,691)
                                                                                                  -----------         -----------
Total stockholder's equity                                                                          1,832,582           1,669,819
                                                                                                  -----------         -----------
TOTAL LIABILITIES AND
     STOCKHOLDER'S EQUITY                                                                         $23,059,009         $21,768,508
                                                                                                  ===========         ===========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2000, 1999 and 1998 (In Thousands)
--------------------------------------------------------------------------------

                                                                                    2000               1999               1998
                                                                                  --------           --------           --------
REVENUES
Premiums                                                                          $121,921           $ 98,976           $ 82,139
Policy charges and fee income                                                      474,861            414,425            350,569
Net investment income                                                              337,919            276,821            261,430
Realized investment (losses) gains, net                                            (20,679)           (32,545)            44,841
Asset management fees                                                               71,160             60,392             40,200
Other income                                                                         2,503              1,397              1,067
                                                                                  --------           --------           --------

Total revenues                                                                     987,685            819,466            780,246
                                                                                  --------           --------           --------
BENEFITS AND EXPENSES

Policyholders' benefits                                                            248,063            205,042            193,739
Interest credited to policyholders' account balances                               171,010            136,852            118,992
General, administrative and other expenses                                         410,684            392,041            231,320
                                                                                  --------           --------           --------

Total benefits and expenses                                                        829,757            733,935            544,051
                                                                                  --------           --------           --------

Income from operations before income taxes                                         157,928             85,531            236,195
                                                                                  --------           --------           --------

Income tax provision                                                                54,432             29,936             84,233
                                                                                  --------           --------           --------

NET INCOME                                                                         103,496             55,595            151,962
                                                                                  --------           --------           --------

Other comprehensive income (loss), net of tax:

     Unrealized gains (losses) on securities, net of
     reclassification adjustment                                                    33,094            (38,266)            (7,227)

     Foreign currency translation adjustments                                         (993)              (742)             2,980
                                                                                  --------           --------           --------

Other comprehensive income (loss)                                                   32,101            (39,008)            (4,247)
                                                                                  --------           --------           --------

TOTAL COMPREHENSIVE INCOME                                                        $135,597           $ 16,587           $147,715
                                                                                  ========           ========           ========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder's Equity
Years Ended December 31, 2000, 1999 and 1998 (In Thousands)
--------------------------------------------------------------------------------

                                                                                Accumulated
                                                                                   other         Total
                                                     Common       Paid-in-       Retained    comprehensive  stockholder's
                                                      stock       capital        earnings    income (loss)     equity
                                                     -------      --------      ----------   -------------  -------------
Balance,  January 1, 1998                            $ 2,500      $439,582      $1,050,871     $ 12,564      $1,505,517
    Net income                                            --            --         151,962           --         151,962

    Change in foreign currency
        translation adjustments,
        net of taxes                                      --            --              --        2,980           2,980

    Change in net unrealized
        investment gains, net of
        reclassification adjustment
        and taxes                                         --            --              --       (7,227)         (7,227)
                                                     -------      --------      ----------     --------      ----------
Balance,  December 31, 1998                            2,500       439,582       1,202,833        8,317       1,653,232

   Net income                                             --            --          55,595           --          55,595

    Change in foreign currency
        translation adjustments,
        net of taxes                                      --            --              --         (742)           (742)

    Change in net unrealized
        investment losses, net of
        reclassification adjustment
        and taxes                                         --            --              --      (38,266)        (38,266)
                                                     -------      --------      ----------     --------      ----------
Balance,  December 31, 1999                            2,500       439,582       1,258,428      (30,691)      1,669,819

    Net income                                            --                       103,496                      103,496

    Contribution from Parent                                        27,166                                       27,166

    Change in foreign currency
        translation adjustments,
        net of taxes                                      --            --              --         (993)           (993)

    Change in net unrealized
        investment gains, net of
        reclassification adjustment
        and taxes                                         --            --              --       33,094          33,094
                                                     -------      --------      ----------     --------      ----------
Balance,  December 31, 2000                          $ 2,500      $466,748      $1,361,924     $  1,410      $1,832,582
                                                     =======      ========      ==========     ========      ==========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows
Years Ended December 31, 2000, 1999 and 1998 (In Thousands)
--------------------------------------------------------------------------------

                                                                                    2000                1999                1998
                                                                                -----------         -----------         -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                      $   103,496         $    55,595         $   151,962
Adjustments to reconcile net income to net cash (used in)
     provided by operating activities:
     Policy charges and fee income                                                  (72,275)            (83,961)            (29,827)
     Interest credited to policyholders' account balances                           171,010             136,852             118,992
     Realized investment losses (gains), net                                         20,679              32,545             (44,841)
     Amortization and other non-cash items                                          (48,141)             75,037              19,655
     Change in:
         Future policy benefits and other policyholders'
           liabilities                                                               73,340             100,743              61,095
         Accrued investment income                                                  (13,380)             (7,803)              5,886
         Receivable from/Payable to affiliate                                       (52,073)            (66,081)             (3,807)
         Policy loans                                                               (63,022)            (25,435)            (62,962)
         Deferred policy acquisition costs                                          (69,868)           (201,072)           (206,471)
         Income taxes payable                                                        90,195             (47,758)            (16,828)
         Contribution from Parent                                                    27,166                  --                  --
         Other, net                                                                  51,011              18,974             (43,675)
                                                                                -----------         -----------         -----------
Cash Flows From (Used in) Operating Activities                                      218,138             (12,364)            (50,821)
                                                                                -----------         -----------         -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities:
               Available for sale                                                 2,273,789           3,076,848           5,429,396
               Held to maturity                                                      64,245              45,841              74,767
         Equity securities                                                            1,198               5,209               4,101
         Mortgage loans on real estate                                                1,182               6,845               5,433
         Other long-term investments                                                 15,039                 385              33,428
     Payments for the purchase of:
         Fixed maturities:
               Available for sale                                                (2,782,541)         (3,452,289)         (5,617,208)
               Held to maturity                                                        --               (24,170)           (145,919)
         Equity securities                                                          (11,134)             (5,110)             (2,274)
         Other long-term investments                                                 (6,917)            (39,094)               (409)
     Cash collateral for loaned securities, net                                      98,513              14,000             (70,085)
     Securities sold under agreement to repurchase, net                              82,947             (28,557)             49,708
     Short-term investments, net                                                   (118,418)             92,199             103,791
                                                                                -----------         -----------         -----------
Cash Flows Used In Investing Activities                                            (382,097)           (307,893)           (135,271)
                                                                                -----------         -----------         -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
          Deposits                                                                2,409,399           3,457,158           3,098,764
          Withdrawals                                                            (1,991,363)         (3,091,565)         (2,866,331)
                                                                                -----------         -----------         -----------
Cash Flows From Financing Activities                                                418,036             365,593             232,433
                                                                                -----------         -----------         -----------
     Net increase in Cash and cash equivalents                                      254,077              45,336              46,341
     Cash and cash equivalents, beginning of year                                   198,994             153,658             107,317
                                                                                -----------         -----------         -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                        $   453,071         $   198,994         $   153,658
                                                                                ===========         ===========         ===========

SUPPLEMENTAL CASH FLOW INFORMATION
     Income taxes (received) paid                                               $   (14,832)            $55,144             $99,810
                                                                                ===========         ===========         ===========

                 See Notes to Consolidated Financial Statements

1. BUSINESS

Pruco Life Insurance Company ("the Company") is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company is licensed to sell individual life insurance, variable life insurance, variable annuities, fixed annuities, and a group annuity program ("the Contracts") in the District of Columbia, Guam and in all states and territories except New York. In addition, the Company markets traditional individual life insurance through its branch office in Taiwan. The Company has one wholly owned subsidiary, Pruco Life Insurance Company of New Jersey ("PLNJ"). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, fixed annuities, and variable annuities only in the states of New Jersey and New York. Another wholly owned subsidiary, The Prudential Life Insurance Company of Arizona ("PLICA") was dissolved on September 30, 2000. All assets and liabilities were transferred to the Company. PLICA had no new business sales in 2000, 1999 or 1998.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the state of New Jersey. Prudential is in the process of reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, Prudential's Board of Directors authorized management to take the preliminary steps necessary to permit Prudential to demutualize and become a stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit this demutualization to occur and that specified the process for demutualization. On December 15, 2000, Prudential's Board of Directors unanimously adopted a Plan of Reorganization, which provides the framework under which Prudential will convert from a mutual structure to stock ownership. Demutualization is a complex process involving development of a plan of reorganization, a public hearing, approval by two-thirds of the qualified policyholders who vote on the plan (with at least one million qualified policyholders voting) and review and approval by the New Jersey Commissioner of Banking and Insurance. Prudential is working toward completing this process in 2001. However, there is no certainty that the demutualization will be completed in this time frame or that the necessary approvals will be obtained. It is also possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.

Prudential intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contracts. Prudential made a capital contribution of $27.2 million during 2000 resulting from the forgiveness of an intercompany receivable.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company has extensive transactions and relationships with Prudential and other affiliates, as more fully described in Footnote 14. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. All significant intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments
Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses, net of income taxes, are included in a separate component of equity, "Accumulated other comprehensive income (loss)."

Equity securities, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, the effects on deferred policy acquisition costs and on policyholders' account balances, net of income tax, that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income (loss)."

Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Short-term investments, consisting of highly liquid debt instruments other than those held in "Cash and cash equivalents," with a maturity of twelve months or less when purchased, are carried at amortized cost, which approximates fair value.

Other long-term investments represent the Company's investments in joint ventures and partnerships in which the Company does not exercise control, derivatives held for purposes other than trading, and investments in the Company's own Separate Accounts. Joint ventures and partnerships are recorded using the equity method of accounting, reduced for other than temporary declines in value. The Company's investment in the Separate Accounts is carried at estimated fair value. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Realized investment (losses) gains, net are computed using the specific identification method. Costs of fixed maturity and equity securities are adjusted for impairments considered to be other than temporary.

Cash  and cash equivalents
Includes cash on hand, amounts due from banks, money market instruments, and other debt issues with a maturity of three months or less when purchased.

Deferred Policy Acquisition Costs
The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent that they are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recognition testing at the time of policy issue and recoverability and premium deficiency testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised.

Prudential and the Company have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by Prudential or the Company for another form of policy or contract. These transactions are known as internal replacements. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense.

Securities loaned
Securities loaned are treated as financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities loaned are with large brokerage firms.

Securities sold under agreements to repurchase
Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less). Securities loaned are collateralized principally by U.S. Government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate Account Assets and Liabilities
Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income".

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized Separate Account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Insurance Revenue and Expense Recognition
Premiums from insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Amounts received as payment for interest-sensitive life, individual annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances". Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

Foreign Currency Translation Adjustments
Assets and liabilities of the Taiwan branch are translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to "Other comprehensive income". The cumulative effect of changes in foreign exchange rates are included in "Accumulated other comprehensive income".

Asset Management Fees
The Company receives asset management fee income from policyholder account balances invested in The Prudential Series Fund ("PSF"), which are a portfolio of mutual fund investments related to the Company's Separate Account products. In addition, the Company receives fees from policyholder account balances invested in funds managed by companies other than Prudential. Asset management fees are recognized as income as earned.

Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities.

To qualify for hedge accounting treatment, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives is evaluated at the inception of the hedge and throughout the hedge period. All derivatives used by the Company are for other than trading purposes.

Derivatives held for purposes other than trading are primarily used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix as part of the Company's risk management activities.

See Note 11 for a discussion of the accounting treatment of derivatives that qualify for hedge accounting treatment. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are included in "Realized investment (losses)gains, net" without considering changes in fair value of the hedged assets or liabilities. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

Income Taxes
The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential and file separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

New Accounting Pronouncements

In September 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - a replacement of FASB Statement No. 125". The Company is currently evaluating the effect of adopting the provisions of SFAS No. 140 relating to transfers and extinguishments of liabilities which are effective for periods occurring after March 31, 2001. The Company has adopted in these financial statements disclosures about collateral and for recognition and reclassification of collateral required under the statement for fiscal years ending after December 15, 2000.

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" and, in June 2000, SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities - an amendment of FASB Statement No. 133". SFAS No. 133, as amended by SFAS No. 138 (collectively "SFAS No. 133"), requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge). Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. The accounting for a fair value hedge described above applies to a derivative designated as a hedge of the foreign currency exposure of an unrecognized firm commitment or an available-for-sale security. Similarly, the accounting for a cash flow hedge described above applies to a derivative designated as a hedge of the foreign currency exposure of a foreign-currency-denominated forecasted transaction. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change.

The Company adopted SFAS No. 133, as amended, as of January 1, 2001. The adoption of this statement did not have a material impact on the results of operations of the Company. As part of the implementation, the Company reclassified held-to-maturity securities, amounting to approximately $324.5 million at January 1, 2001, to the available-for-sale category. This reclassification resulted in the recognition of a net unrealized loss of approximately $2.5 million, net of tax, which was recorded as a component of "Accumulated other comprehensive income/(loss)" on the implementation date.

In December 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin No. 101, " Revenue Recognition in Financial Statements" ("SAB No. 101"). SAB No. 101 provides guidance for revenue recognition and related disclosure in the financial statements. The Company adopted SAB No. 101, and its related interpretations, as of October 1, 2000. The adoption of SAB No. 101 did not have a material effect on the Company's financial position or results of operations.

Reclassifications
Certain amounts in the prior years have been reclassified to conform to the current year presentation.

3. INVESTMENTS

Fixed Maturities and Equity Securities:
The following tables provide additional information relating to fixed maturities and equity securities as of December 31:

                                                                                               2000
                                                                    ---------------------------------------------------------
                                                                                      Gross           Gross
                                                                     Amortized      Unrealized     Unrealized      Estimated
                                                                       Cost           Gains          Losses        Fair Value
                                                                    ------------    ----------     ----------      ----------
                                                                                          (In Thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
     U.S. government corporations and
       agencies                                                     $  309,609        $ 7,888        $    17        $  317,480

Foreign government bonds                                               136,133          8,093            520           143,706

Corporate securities                                                 3,075,023         43,041         49,538         3,068,526

Mortgage-backed securities                                              31,479            330              0            31,809

                                                                    ----------        -------        -------        ----------
Total fixed maturities available for sale                           $3,552,244        $59,352        $50,075        $3,561,521
                                                                    ==========        =======        =======        ==========

Fixed maturities held to maturity
Corporate securities                                                $  324,546        $ 1,500        $ 5,412           320,634

                                                                    ----------        -------        -------        ----------
Total fixed maturities held to maturity                             $  324,546        $ 1,500        $ 5,412           320,634
                                                                    ==========        =======        =======        ==========

Equity securities available for sale                                $   13,446        $   197        $ 2,839        $   10,804
                                                                    ==========        =======        =======        ==========

                                                                                               1999
                                                                    ---------------------------------------------------------
                                                                       Gross           Gross
                                                                     Amortized      Unrealized     Unrealized      Estimated
                                                                       Cost           Gains          Losses        Fair Value
                                                                    ------------    ----------     ----------      ----------
                                                                                          (In Thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
     U.S. government corporations and
       agencies                                                     $  113,172        $    2        $ 2,052        $  111,122

Foreign government bonds                                                92,725         1,718          1,455            92,988

Corporate securities                                                 2,876,602         8,013         92,075         2,792,540

Mortgage-backed securities                                               1,558           157              3             1,712

                                                                    ----------        ------        -------        ----------
Total fixed maturities available for sale                           $3,084,057        $9,890        $95,585        $2,998,362
                                                                    ==========        ======        =======        ==========

Fixed maturities held to maturity
Corporate securities                                                $  388,990        $1,832        $13,000        $  377,822

                                                                    ----------        ------        -------        ----------
Total fixed maturities held to maturity                             $  388,990        $1,832        $13,000        $  377,822
                                                                    ==========        ======        =======        ==========

Equity securities available for sale                                $    3,238        $1,373        $    79        $    4,532
                                                                    ==========        ======        =======        ==========

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2000 is shown below:

                                                                     Available for Sale                   Held to Maturity
                                                              -------------------------------  -----------------------------------
                                                              Amortized        Estimated Fair        Amortized      Estimated Fair
                                                                 Cost              Value               Cost              Value
                                                              ---------        --------------        --------- -----------------
                                                                      (In Thousands)                        (In Thousands)

Due in one year or less                                       $  128,804          $  128,419          $ 77,682          $ 78,475

Due after one year through five
  years                                                        1,529,597           1,533,899           101,033           100,395

Due after five years through ten
  years                                                        1,409,156           1,415,736           135,960           132,080

Due after ten years                                              453,209             451,658             9,871             9,684

Mortgage-backed securities                                        31,478              31,809                --                --
                                                              ----------          ----------          --------          --------

Total                                                         $3,552,244          $3,561,521          $324,546          $320,634
                                                              ==========          ==========          ========          ========

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2000, 1999, and 1998 were $2,103.6 million, $2,950.4 million, and $5,327.3 million, respectively. Gross gains of $15.3 million, $13.1 million, and $46.3 million, and gross losses of $33.9 million, $31.1 million, and $14.1 million, were realized on those sales during 2000, 1999, and 1998, respectively.

Proceeds from the maturity of fixed maturities available for sale during 2000, 1999, and 1998, were $170.2 million, $126.5 million, and $102.1 million, respectively.

Writedowns for impairments which were deemed to be other than temporary for fixed maturities were $12.3 million, $11.2 million, and $2.8 million for the years 2000, 1999 and 1998, respectively.

During 2000, certain securities classified as held to maturity were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The aggregate amortized cost of the securities transferred was $6.6 million . Gross unrealized investment losses of $.3 million were recorded in "Accumulated Other Comprehensive income (loss)" at the time of transfer. Prior to transfer, impairments related to these securities, if any, were included in "realized investment losses, net". During the years ended December 31, 2000, 1999, and 1998, there were no securities classified as held to maturity that were sold. During the years ended December 31, 1999, and 1998, there were no securities classified as held to maturity that were transferred.

Mortgage Loans on Real Estate

The Company's mortgage loans were collateralized by the following property types at December 31:

                                            2000                  1999
                                       ---------------       ---------------
                                                   (In Thousands)

       Retail stores                   $5,615    60.2%       $ 6,518   62.0%

       Industrial buildings             3,712    39.8%         3,991   38.0%

                                       ---------------       ---------------
             Net carrying value        $9,327   100.0%       $10,509  100.0%
                                       ===============       ===============

The concentration of mortgage loans are in the states of Washington (50%), New Jersey (40%), and North Dakota (10%).

Special Deposits and Restricted Assets
Fixed maturities of $7.5 million and $8.2 million at December 31, 2000 and 1999, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Equity securities restricted as to sale were $.2 million and $.3 million at December 31, 2000 and 1999, respectively.

Other Long-Term Investments
The Company's "Other long-term investments" of $83.7 million and $77.8 million as of December 31, 2000 and 1999, respectively, are comprised of joint ventures and limited partnerships, the Company's investment in the Separate Accounts and certain derivatives for other than trading. Joint ventures and limited partnerships totaled $34.3 million and $35.8 million at December 31, 2000 and 1999, respectively. The Company's share of net income from the joint ventures was $.9 million, $.3 million, and $.1 million for the years ended December 31, 2000, 1999 and 1998, respectively, and is reported in "Net investment income." The Company's investment in the Separate Accounts was $46.9 million and $45.0 million at December 31, 2000 and 1999, respectively.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                2000        1999        1998
                                              --------    --------    --------
                                                       (In Thousands)
Fixed maturities - available for sale         $237,042    $188,236    $179,184
Fixed maturities - held to maturity             26,283      29,245      26,128
Equity securities - available for sale              18          --          14
Mortgage loans on real estate                    1,010       2,825       1,818
Policy loans                                    45,792      42,422      40,928
Short-term investments and cash equivalents     29,582      19,208      23,110
Other                                           16,539       4,432       6,886
                                              --------    --------    --------
Gross investment income                        356,266     286,368     278,068
     Less:  investment expenses                (18,347)     (9,547)    (16,638)
                                              --------    --------    --------
Net investment income                         $337,919    $276,821    $261,430
                                              ========    ========    ========

Realized investment gains (losses), net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                            2000       1999         1998
                                          --------    --------    -------
                                                   (In Thousands)

Fixed maturities - available for sale     $(34,600)   $(29,192)   $29,330
Fixed maturities - held to maturity           (212)        102        487
Equity securities - available for sale         271         392      3,489
Derivatives                                 15,039      (1,557)    12,414
Other                                       (1,177)     (2,290)      (879)
                                          --------    --------    -------

Realized investment (losses) gains, net   $(20,679)   $(32,545)   $44,841
                                          ========    ========    =======

Securities Pledged to Creditors

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2000, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of Financial Position are $287.8 million.

                                      B12

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)". Changes in these amounts include reclassification adjustments to exclude from "Other Comprehensive income
(loss)", those items that are included as part of "Net income" for a period that also had been part of "Other Comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                                          Accumulated
                                                                                                             other
                                                                                                         comprehensive
                                                                                                         income (loss)
                                                           Deferred                        Deferred     related to net
                                         Unrealized        policy      Policyholders'     income tax      unrealized
                                        gains(losses)    acquisition      Account        (liability)      investment
                                       on investments       costs         Balances          benefit      gains(losses)
                                       --------------     ----------   --------------    -----------    ---------------
                                                                        (In Thousands)
Balance,  December 31, 1997              $  37,991        $(16,305)       $   3,743        $  (8,300)       $ 17,129
Net investment gains (losses) on
  investments arising during the period     22,801              --               --           (7,588)         15,213

Reclassifications adjustment for gains
  included in net income                   (35,623)             --               --           11,855         (23,768)

Impact of net unrealized investment
  gains on deferred policy acquisition
  costs                                         --           3,190               --           (1,048)          2,142

Impact of net unrealized investment
  gains on policyholders' account
  balances                                      --              --           (1,063)             249            (814)
                                         ---------        --------        ---------        ---------        ---------
Balance,  December 31, 1998                 25,169         (13,115)           2,680           (4,832)          9,902
Net investment gains (losses) on
  investments arising during the period   (138,268)             --               --           47,785         (90,483)

Reclassifications adjustment for gains
  included in net income                    28,698              --               --           (9,970)         18,728

Impact of net unrealized investment
  gains on deferred policy acquisition
  costs                                         --          53,407               --          (16,283)         37,124

Impact of net unrealized investment
  gains on policyholders' account
  balances                                      --              --           (5,712)           2,077          (3,635)
                                         ---------        --------        ---------        ---------        ---------
Balance,  December 31, 1999                (84,401)         40,292           (3,032)          18,777         (28,364)
Net investment gains (losses) on
  investments arising during the period     56,707                                           (21,539)          35,168

Reclassifications adjustment for gains
  included in net income                    34,329                                           (13,039)          21,290

Impact of net unrealized investment
  gains on deferred policy acquisition
  costs                                                    (39,382)                           14,177          (25,205)

Impact of net unrealized investment
  gains on policyholders' account
  balances                                                                    2,877           (1,036)           1,841
                                         ---------        --------        ---------        ---------        ---------
Balance,  December 31, 2000              $   6,635        $    910        $    (155)       $  (2,660)       $   4,730
                                         =========        ========        =========        =========        =========

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                            2000          1999
                                                          -----------------------
                                                               (In Thousands)
Balance, beginning of year                               $1,062,785   $  861,713
Capitalization of commissions, sales and issue expenses     242,322      242,373
Amortization                                               (129,049)     (96,451)
Change in unrealized investment gains                       (39,382)      53,407
Foreign currency translation                                 (4,023)       1,743
                                                         -----------------------
Balance, end of year                                     $1,132,653   $1,062,785
                                                         =======================

5. POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31, are as follows:

                                                     2000                1999
                                                   --------            --------
                                                          (In Thousands)

         Life insurance                            $656,097            $587,162
         Annuities                                   46,765              42,360
                                                   --------            --------
                                                   $702,862            $629,522
                                                   ========            ========

Life insurance liabilities include reserves for death benefits. Annuity liabilities include reserves for annuities that are in payout status.

The following table highlights the key assumptions generally utilized in calculating these reserves:

            Product                         Mortality              Interest Rate        Estimation Method
--------------------------------   --------------------------     --------------    ------------------------
Life insurance - Domestic          Generally rates guaranteed      2.5% to 7.5%     Net level premium based
variable and interest-sensitive    in calculating cash                              on non-forfeiture
                                   surrender values                                 interest rate

Life insurance - Domestic term     Best estimate plus a                6.75%        Net level premium plus
insurance                          provision for adverse                            a provision for adverse
                                   deviation                                        deviation.

Life insurance - International     Generally the Taiwan            6.25% to 7.5%    Net level premium plus
                                   standard table plus a                            a provision for adverse
                                   provision for adverse                            deviation.
                                   deviation

Individual annuities               Mortality table varies         6.25% to 11.0%    Present value of
                                   based on the issue year of                       expected future payments
                                   the contract. Current                            based on historical
                                   table (for 1998 & later                          experience
                                   issues) is the Annuity
                                   2000  Mortality Table with
                                   certain modifications

Group annuities                    1950 & 1971 Group Annuity          14.75%        Present value of
                                   Mortality Table with                             expected future payments
                                   certain modifications                            based on historical
                                                                                    experience

Policyholders' account balances at December 31, are as follows:

                                                2000         1999
                                             ----------   ----------
                                                   (In Thousands)

         Interest-sensitive life contracts   $1,886,714   $1,838,377
         Individual annuities                   859,996      701,928
         Guaranteed investment contracts        899,958      584,744
                                             ----------   ----------
                                             $3,646,668   $3,125,049
                                             ==========   ==========

Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts are equal to policy account values plus unearned premiums. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

Certain contract provisions that determine the policyholder account balances are as follows:

            Product                       Interest Rate            Withdrawal / Surrender Charges
---------------------------------       ---------------          ----------------------------------
Interest sensitive life contracts         4.0% to 6.5%           Various up to 10 years

Individual annuities                      3.0% to 16.0%          0% to 7% for up to 9 years

Guaranteed investment contracts          5.02% to 8.03%          Subject to market value withdrawal
                                                                 provisions for any funds withdrawn
                                                                 other than for benefit responsive
                                                                 and contractual payments

6. REINSURANCE

The Company participates in reinsurance, with Prudential and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, are as follows:


                                                  2000       1999       1998
                                                --------    -------    -------
                                                        (In Thousands)

     Reinsurance premiums assumed                $ 1,671    $ 1,778    $ 1,395
     Reinsurance premiums ceded - affiliated      (9,214)    (6,882)    (6,532)
     Reinsurance premiums ceded - unaffiliated    (5,305)    (1,744)    (2,819)

     Policyholders' benefits ceded                 5,472      4,228      4,044

Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                         2000         1999
                                        -------     -------
                                           (In Thousands)

     Life insurance - affiliated        $ 8,765     $ 6,653
     Life insurance - unaffiliated        7,855       2,625
     Other reinsurance - affiliated      14,948      15,600
                                        -------     -------
                                        $31,568     $24,878
                                        =======     =======

7. EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has a non-contributory defined benefit pension plan which covers substantially all of its Taiwanese employees. This plan was established as of September 30, 1998 and the projected benefit obligation and related expenses at December 31, 2000 were not material to the Consolidated Statements of Financial Position or results of operations for the years presented. All other employee benefit costs are allocated to the Company by Prudential in accordance with the service agreement described in Footnote 14.

8. INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:


                                     2000         1999          1998
                                    -------     --------      -------

Current tax expense (benefit):
   U.S                              $ 8,588     $(14,093)     $67,272
   State and local                       38          378        2,496
   Foreign                               35           15           --
                                    -------     --------      -------
   Total                            $ 8,661      (13,700)      69,768
                                    -------     --------      -------


Deferred tax expense (benefit):
   U.S                               43,567       42,320       14,059
   State and local                    2,204        1,316          406
                                    -------     --------      -------
   Total                             45,771       43,636       14,465
                                    -------     --------      -------

 Total income tax expense           $54,432     $ 29,936      $84,233
                                    =======     ========      =======

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:


                                         2000         1999          1998
                                        -------     --------      -------
                                                   (In Thousands)

Expected federal income tax expense     $55,275      $29,936      $82,668
State and local income taxes              1,457        1,101        1,886
Dividends received deduction             (6,443)      (1,010)        (199)
Other                                     4,143          (91)        (122)
                                        -------      -------      -------
Total income tax expense                $54,432      $29,936      $84,233
                                        =======      =======      =======

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                      2000          1999
                                                    --------      --------
                                                         (In Thousands)
          Deferred tax assets
               Insurance reserves                   $102,923      $ 93,949
               Net unrealized (gains) losses on
                securities                            (2,389)       31,132
               Other                                  15,222         2,502
                                                    --------      --------
               Deferred tax assets                   115,756       127,583
                                                    --------      --------

          Deferred tax liabilities
               Deferred acquisition costs            325,211       299,683
               Net investment gains                   19,584           110
               Other                                   6,438          --
                                                    --------      --------
               Deferred tax liabilities              351,233       299,793
                                                    --------      --------

          Net deferred tax liability                $235,477      $172,210
                                                    ========      ========

Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2000 and 1999, respectively, the Company and its subsidiaries had no federal or state operating loss carryforwards for tax purposes.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1995. The Service has begun their examination of the 1996 year.

9.  STATUTORY NET INCOME AND SURPLUS

Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following tables reconcile the Company's statutory net (loss) and surplus determined in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance and the New Jersey Department of Banking and Insurance, to net income and equity determined using GAAP:

                                                              2000          1999          1998
                                                            --------      --------      --------
                                                                       (In Thousands)
Statutory net (loss) income                                 $(50,506)     $(82,291)     $(33,097)
Adjustments to reconcile to net income on a GAAP basis:
     Statutory income of subsidiaries                         21,268        20,221        18,953
     Amortization and capitalization of deferred
       acquisition costs                                     113,273       145,922       202,375
     Deferred premium                                          1,096           639         2,625
     Insurance revenue and expenses                           73,978        45,915       (24,942)
     Income taxes                                            (36,766)      (43,644)      (21,805)
     Valuation of investments                                (14,552)      (24,908)       20,077
     Asset management fees                                   (13,662)      (13,503)           --
     Other, net                                                9,367         7,244       (12,224)
                                                            --------      --------      --------
GAAP net income                                             $103,496      $ 55,595      $151,962
                                                            ========      ========      ========

                                                           2000         1999
                                                        ----------   ----------
                                                              (In Thousands)
Statutory surplus                                       $  849,567   $  889,186
Adjustments to reconcile to equity on a GAAP basis:
     Valuation of investments                               71,506      (38,258)
     Deferred acquisition costs                          1,132,653    1,062,785
     Deferred premium                                      (15,443)     (16,539)
     Insurance liabilities                                    (401)     (54,927)
     Income taxes                                         (214,329)    (150,957)
     Asset management fees                                      --      (13,503)
     Other, net                                              9,029       (7,968)
                                                        ----------   ----------
GAAP stockholder's equity                               $1,832,582   $1,669,819
                                                        ==========   ==========

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in certain areas. The Company has adopted the Codification guidance effective January 1, 2001, and has estimated the potential effect of the Codification guidance to have a favorable impact of at least $60 million on the Company's surplus position, primarily as a result of the recognition of deferred tax assets.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities and Equity securities
Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

Mortgage loans on real estate
The estimated fair value of the mortgage loan portfolio is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage.

Policy loans
The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts
For guaranteed investment contracts, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Derivative financial instruments
Refer to Note 11 for the disclosure of fair values on these instruments.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                          2000                            1999
                                               ---------------------------     ---------------------------
                                                Carrying        Estimated       Carrying       Estimated
                                                  Value         Fair Value        Value        Fair Value
                                               -----------     -----------     -----------     -----------
                                                                     (In Thousands)
Financial Assets:
     Fixed maturities:  Available for sale     $ 3,561,521     $ 3,561,521     $ 2,998,362     $ 2,998,362
     Fixed maturities:  Held to maturity           324,546     $   320,634         388,990         377,822
     Equity securities                              10,804          10,804           4,532           4,532
     Mortgage loans on real estate                   9,327          10,863          10,509          11,550
     Policy loans                                  855,374         883,460         792,352         761,232
     Short-term investments                        202,815         202,815          84,621          84,621
     Cash and cash equivalents                     453,071         453,071         198,994         198,994
     Separate Account assets                    16,230,264      16,230,264      16,032,449      16,032,449

Financial Liabilities:
     Investment contracts                        1,762,794       1,784,767     $ 1,289,003     $ 1,283,356
     Cash collateral for loaned securities         185,849         185,849          87,336          87,336
     Securities sold under repurchase
       agreements                                  104,098         104,098          21,151          21,151
     Separate Account liabilities               16,230,264      16,230,264      16,032,449      16,032,449

11. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

A derivative is a financial instrument who's price, performance or cash flow is based upon the actual or expected price, level, performance, value or cash flow of some external benchmark, such as interest rates, foreign exchange rates, securities, commodities, or various financial indices. Derivative financial instruments can be exchange-traded or contracted in the over-the-counter market and include swaps, futures, forwards and options contracts. All of the Company's derivatives are classified as other than trading.

Interest Rate Swaps
The Company uses interest rate swaps to reduce market risk from changes in interest rates and to manage interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on proprietary pricing models or market quotes.

 If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in current period earnings.

Futures & Options
The Company uses exchange-traded Treasury futures and options to reduce market risk from changes in interest rates, and to manage the duration of assets and the duration of liabilities supported by those assets. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of Treasury securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is based on market quotes.

Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings

When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

Option premium paid or received is reported as an asset or liability and amortized into income over the life of the option. If options meet the criteria for hedge accounting, changes in their fair value are deferred and recognized as an adjustment to the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are recognized as an adjustment to interest income or expense of the hedged item. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings.

Currency Derivatives
The Company uses currency swaps to reduce market risk from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to manage the currency exposures arising from mismatches between such foreign currencies and the US Dollar.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

If currency swaps are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in a manner similar to the hedged item. If currency swaps do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment (losses) gains, net."

The table below summarizes the Company's outstanding positions by derivative instrument types as of December 31, 2000 and 1999. All amounts presented have been classified as other than trading based on management's intent at the time of contract and throughout the life of the contract.

                         Other than Trading Derivatives
                           December 31, 2000 and 1999
                                 (in thousands)

                                         2000                                     1999
                                      ----------                                ---------
                                      Estimated     Carrying   |                Estimated    Carrying
                          Notional    Fair Value     Value     |  Notional      Fair Value     Value
Non-Hedge Accounting                                           |
--------------------                                           |
                                                               |
Swap Instruments                                               |
Interest rate                                                  |
                                                               |
    Asset                 $  9,470     $   327      $   327    |  $      0       $     0      $     0
    Liability                    0           0            0    |         0             0            0
Future contracts                                               |
US Treasury Futures                                            |
    Asset                  139,800       3,530        3,530    |     2,300            39           39
    Liability               61,900      (1,067)      (1,067)   |   119,800        (2,017)      (2,017)
Option contracts                                               |
Interest rate                                                  |
    Asset                        0           0            0    |         0             0            0
    Liability                    0           0            0    |       235            (5)          (5)
                                                               |
Hedge Accounting                                               |
--------------------                                           |
Swap Instruments                                               |
Currency                                                       |
    Asset                   28,326       1,633        2,155    |         0             0            0
    Liability                    0           0            0    |    30,981        (3,220)      (2,990)

Credit Risk
The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. All of the net credit exposure for the Company from derivative contracts are with investment grade counterparties. As of December 31, 2000, 88% of notional consisted of interest rate derivatives, and 12% of notional consisted of foreign currency derivatives.

12. CONTINGENCIES AND LITIGATION

Prudential and the Company are subject to legal and regulatory actions in the ordinary course of their businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and Prudential and that are typical of the businesses in which the Company and Prudential operate. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against the Company and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied. While the approval of the class action settlement is now final, Prudential and the Company remain subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

As of December 31, 2000, Prudential and/or the Company remained a party to approximately 61 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 48 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential and the Company believed that those actions are governed by the class settlement release and expects them to enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential and/or the Company. A number of the plaintiffs in these cases seek large and/or indeterminate amount, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

Prudential has indemnified the Company for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

The balance of the Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially effected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, should not have a material adverse effect on the Company's financial position.

13. DIVIDENDS

The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without notification or approval is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations and the Company's surplus position at December 31, 2000, the Company would not be permitted a non-extraordinary dividend distribution in 2001.

14. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations
All of the Company's expenses are allocations or charges from Prudential or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses, retail distribution expenses and asset management fees.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential to process transactions on behalf of the Company. Prudential and the Company operate under service and lease agreements whereby services of officers and employees (except for those agents employed directly by the Company in Taiwan), supplies, use of equipment and office space are provided by Prudential.

The Company is allocated estimated distribution expenses from Prudential's retail agency network for both its domestic life and annuity products. The Company has capitalized the majority of these distribution expenses as deferred policy acquisition costs. Beginning April 1, 2000, Prudential and the Company agreed to revise the estimate of allocated distribution expenses to reflect a market based pricing arrangement.

In accordance with a profit sharing agreement with Prudential, the Company receives fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). These revenues are recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income. The Company also collects these fees on behalf of Prudential and records a Payable to affiliate in the Consolidated Statements of Financial Position. The Company is charged an asset management fee by Prudential Global Asset Management ("PGAM") and Jennison Associates LLC ("Jennison") for managing the PSF portfolio. These fees are a component of "general, administrative and other expenses."

On September 29, 2000, the Board of Directors for the Prudential Series Fund, Inc. ("PSFI") adopted resolutions to terminate the existing management agreement between PSFI and Prudential, and has appointed another subsidiary of Prudential as the fund manager for the PSF. The change was approved by the shareholders of PSF during early 2001 and effective January 1, 2000, the Company will no longer receive fees associated with the PSF. In addition, the Company will no longer incur the asset management expense from PGAM and Jennison associated with the PSF.

Corporate Owned Life Insurance
The Company has sold three Corporate Owned Life Insurance ("COLI") policies to Prudential. The cash surrender value included in Separate Accounts was $685.9 million and $725.3 million at December 31, 2000 and December 31, 1999, respectively. The fees received related to the COLI policies were $9.6 million for the year ending December 31, 2000.

Reinsurance
The Company currently has three reinsurance agreements in place with Prudential (the reinsurer). Specifically a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract, and two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the periods ended December 31, 2000, December 31, 1999, and December 31, 1998.

Debt Agreements
In July 1998, the Company established a revolving line of credit facility of up to $500 million with Prudential Funding LLC, a wholly owned subsidiary of Prudential. There is no outstanding debt relating to this credit facility as of December 31, 2000 or December 31, 1999.

15. Subsequent Events - Transfer of Taiwan Business

On January 31, 2001, the Company transferred all of its assets, liabilities, and net equity associated with The Company's Taiwan branch including Taiwan's insurance book of business, to an affiliated company, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan"), a Taiwan, Republic of China wholly owned subsidiary of Prudential .

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities will be accounted for as a long-duration coinsurance transaction under generally accepted accounting principles. Under this accounting treatment, the insurance related liabilities will remain on the books of the Company and an offsetting reinsurance recoverable will be established.

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The net equity transfer will be reflected as a capital contribution from the
Company to Prudential of Taiwan and will also be dividended by the Company to Prudential. The dividend is expected to occur in the second quarter of 2001.

                        Report of Independent Accountants



To the Board of Directors and Stockholder of Pruco Life Insurance Company

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations and comprehensive income, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly-owned subsidiary of the Prudential Insurance Company of America) and its subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
March 13, 2001

                                      B-25